ML of New York Variable Annuity
Separate Account D (the “Separate Account”)

Flexible Premium Individual Deferred
Variable Annuity Contract (the “Contract”)
issued by
ML Life Insurance Company of New York

Home Office: 4 Manhattanville Road
Purchase, New York 10577

Service Center: P.O. Box 44222
Jacksonville, Florida 32231-4222
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Phone: (800) 333-6524

offered through
Transamerica Capital, Inc.
Prospectus May 1, 2008 Merrill Lynch Investor Choice Annuity® (IRA Series)

This Prospectus describes a flexible premium individual deferred variable annuity contract issued by ML Life Insurance Company of New York (“we” or “us”). The Contract allows the owner (or “you”) to accumulate an account value, and later apply the annuity value to receive fixed annuity payments. This Prospectus provides basic information that you should know before investing. Please read it carefully and keep it for future reference.

The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA, Roth IRA, SIMPLE IRA, or SEP IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). Please note that prior to September 25, 2007, this Contract was permitted to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through qualified contracts or accounts. If this Contract is not issued or purchased as such, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

The account value you accumulate under the Contract will fluctuate daily, based on the investment performance of the Separate Account’s subaccounts in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform. Investing in this Contract involves risks, including possible loss of some or all of your investment.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

When you purchase your Contract, you must select one of four Classes of the Contract, each of which has a different surrender charge and asset-based insurance charge. The four available Classes of the Contract are:

B Class	L Class
C Class	XC Class

If you select the XC Class, we will add a bonus amount to your account value each time you make a premium payment. In certain circumstances, we may take back all or a portion of the bonus amount. The overall expenses for the XC Class will be higher than the expenses for a similar Contract that does not pay a bonus amount. Selecting the XC Class may be beneficial to you only if you own the Contract for a sufficient length of time, and the investment performance of the Separate Account’s subaccounts in which you invest is sufficient to compensate for its higher expenses. Over time, the value of the bonus amount(s) could be more than offset by higher expenses.

We put your premium payments as you direct into one or more subaccounts of the Separate Account. In turn, we invest each subaccount’s assets in the following corresponding portfolios (“Funds”):

☐	AIM Growth Series
AIM Basic Value Fund
AIM Mid Cap Core Equity Fund

☐	The AllianceBernstein Trust
AllianceBernstein International Value Fund
AllianceBernstein Small/Mid Cap Value Fund
AllianceBernstein Value Fund

☐	Allianz Funds
Allianz CCM Capital Appreciation Fund
Allianz NFJ Dividend Value Fund
Allianz NFJ Small-Cap Value Fund

☐	American Funds
The Bond Fund of America, Inc.
EuroPacific Growth Fund
The Growth Fund of America, Inc.
The Income Fund of America, Inc.
The Investment Company of America

☐	BlackRock Basic Value Fund, Inc.

☐	BlackRock Bond Fund, Inc.
BlackRock Total Return Fund*
BlackRock High Income Fund

☐	BlackRock Fundamental Growth Fund, Inc.

☐	BlackRock Funds II
BlackRock Government Income Portfolio

☐	BlackRock International Value Trust**
BlackRock International Value Fund

☐	BlackRock Global Allocation Fund, Inc.

☐	BlackRock Global Growth Fund, Inc.

☐	BlackRock Index Funds, Inc.
BlackRock S&P 500 Index Fund

☐	BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund

☐	BlackRock Value Opportunities Fund, Inc.

☐	Columbia Acorn Trust
Columbia Acorn USA
Columbia Acorn International

☐	Columbia Funds Series Trust
Columbia Marsico Growth Fund

☐	Davis New York Venture Fund, Inc.

☐	Delaware Group Equity Funds III
Delaware Trend Fund

☐	Dreyfus Appreciation Fund, Inc.

☐	Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate Fund

☐	Eaton Vance Special Investment Trust
Eaton Vance Large-Cap Value Fund

☐	Federated Equity Funds
Federated Capital Appreciation Fund
Federated Kaufmann Fund

☐	Janus Adviser Series
Janus Adviser Forty Fund
Janus Adviser Mid Cap Growth Fund

☐	JPMorgan Trust II
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Small Cap Growth Fund

☐	Lord Abbett Affiliated Fund, Inc.

☐	Lord Abbett Bond Debenture Fund, Inc.

☐	Lord Abbett Mid-Cap Value Fund, Inc.

☐	Merrill Lynch Ready Assets Trust

☐	Oppenheimer Capital Appreciation Fund

☐	Oppenheimer Main Street Funds,® Inc.
Oppenheimer Main Street Fund®

☐	Oppenheimer Main Street Small Cap Fund®

☐	PIMCO Funds
PIMCO CommodityRealReturn Strategy Fund
PIMCO Low Duration Fund
PIMCO Real Return Fund
PIMCO Total Return Fund

☐	Pioneer Emerging Markets Fund

☐	Pioneer Fund

☐	Pioneer High Yield Fund

☐	Pioneer Real Estate Shares Fund

☐	Pioneer Small Cap Value Fund

☐	Seligman Capital Fund, Inc.

☐	Templeton Funds, Inc.
Templeton Foreign Fund

☐	Templeton Growth Fund, Inc.

☐	Transamerica Funds
Transamerica Convertible Securities
Transamerica Equity
Transamerica Growth Opportunities
Transamerica Small/Mid Cap Value

☐	Van Kampen Comstock Fund

The Funds available under this Contract are also available for direct purchase by the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a

*	Formerly, BlackRock Bond Fund
**	Formerly, BlackRock Funds II

broker-dealer or mutual fund company, you won’t pay Contract or Separate Account charges, but you also won’t have annuity options, death benefits or other optional benefits available. Because of these additional Contract and Separate Account charges, which affect account values and subaccount returns, you should refer only to information regarding the Funds available through the Company, rather than to information that may be available through alternate sources.

Purchases and Redemptions of Fund Shares; Reinvestment. The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Please read the current prospectus for each of the Funds available through this Contract carefully before investing and retain them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2008 (known as the “SAI”). For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this Prospectus. (It is legally a part of this Prospectus.) The SAI’s table of contents appears at the end of this Prospectus.

The SEC maintains a web site that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these
Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus is primarily designed for potential purchasers of the Contract, you may have previously purchased a Contract and are receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features, and charges of the Contract may vary over time and generally you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, and/or refer to your Contract.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Table of Contents

DEFINITIONS	1
FEE TABLE	3
Most Recently Ended Fiscal Years	14
Examples	14
CAPSULE SUMMARY OF THE CONTRACT	16
Your Contract in General	16
General	16
Accumulation and Annuity Periods	17
Death Benefit	17
Retirement Savings Vehicle	17
The Separate Account	17
Controlling Documents	17
Other Contracts We Issue	17
The Classes	17
Premiums	18
Premium Flexibility	18
Contributions	18
Maximum Premium	18
Right to Refuse Premiums	19
Automatic Investment Feature	19
Premium Allocation	19
Maximum Number of Subaccounts	19
Funds Available for Investment	19
Transfers Among Subaccounts	19
Limitation on Transfers	19
Minimum Amounts	19
Transfer Programs	19
Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender	19
Partial Withdrawals	19
Systematic Withdrawal Program	20
Guaranteed Lifetime Amount	20
Surrender	20
Surrender Charge	20
Tax Consequences	20
Death Benefits	20
Standard Death Benefit	20
GMDB Options	20
Annuity Payments	21
Fees and Charges	21
Asset-Based Insurance Charge	21
Surrender Charge	21
Contract Fee	21
Transfer Fee	21
Rider Charges	21
Premium Taxes	22
Redemption Fee	22
Fund Expenses	22
Current/Maximum Fees and Charges	22
Ten Day Right to Review (“Free Look”)	22
Replacement of Contracts	22

i

ML LIFE INSURANCE COMPANY OF NEW YORK AND THE SEPARATE ACCOUNT	23
ML Life Insurance Company of New York	23
The Separate Account	23
Segregation of Separate Account Assets	23
Number of Subaccounts; Subaccount Investments	24
INVESTMENTS OF THE SEPARATE ACCOUNT	24
General Information and Investment Risks	24
The Funds	25
AIM Growth Series	25
AIM Basic Value Fund	25
AIM Mid Cap Core Equity Fund	25
The AllianceBernstein Trust	26
AllianceBernstein International Value Fund	26
AllianceBernstein Small/Mid Cap Value Fund	26
AllianceBernstein Value Fund	26
Allianz Funds	26
Allianz CCM Capital Appreciation Fund	26
Allianz NFJ Dividend Value Fund	26
Allianz NFJ Small-Cap Value Fund	26
Allianz OCC Renaissance Fund	26
American Century Capital Portfolios, Inc.	26
Equity Income Fund	26
American Century Mutual Funds, Inc.	27
Ultra® Fund	27
American Funds	27
The Bond Fund of America, Inc.	27
EuroPacific Growth Fund	27
The Growth Fund of America, Inc.	27
The Income Fund of America, Inc.	27
The Investment Company of America	27
BlackRock Basic Value Fund, Inc.	27
BlackRock Bond Fund, Inc.	27
BlackRock Total Return Fund	27
BlackRock High Income Fund	28
BlackRock Fundamental Growth Fund, Inc.	28
BlackRock Funds II	28
BlackRock Government Income Fund	28
BlackRock International Value Trust	28
BlackRock International Value Fund	28
BlackRock Global Allocation Fund, Inc.	28
BlackRock Global Growth Fund, Inc.	29
BlackRock Global SmallCap Fund, Inc.	29
BlackRock Index Funds, Inc.	29
BlackRock International Index Fund	29
BlackRock S&P 500 Index Fund	29
BlackRock Small Cap Index Fund	29
BlackRock Large Cap Series Funds, Inc.	30
BlackRock Large Cap Core Fund	30
BlackRock Large Cap Growth Fund	30
BlackRock Large Cap Value Fund	30
BlackRock Short-Term Bond Series, Inc.	30
BlackRock Short-Term Bond Fund	30
BlackRock Value Opportunities Fund, Inc.	30
Cohen & Steers Realty Income Fund, Inc.	30
Columbia Acorn Trust	30
Columbia Acorn USA	30
Columbia Acorn International	30
Columbia Funds Series Trust	31

Columbia Marsico Growth Fund	31
Davis New York Venture Fund, Inc.	31
Delaware Group Equity Funds III	31
Delaware Trend Fund	31
Dreyfus Appreciation Fund, Inc.	31
Eaton Vance Mutual Funds Trust	31
Eaton Vance Floating-Rate Fund	31
Eaton Vance Special Investment Trust	31
Eaton Vance Large-Cap Value Fund	31
Federated Equity Funds	32
Federated Capital Appreciation Fund	32
Federated Kaufmann Fund	32
Fidelity Advisor Series I	32
Advisor Equity Growth Fund	32
Janus Advisor Series	32
Janus Advisor Forty Fund	32
Janus Adviser Mid Cap Growth Fund	32
JPMorgan Trust II	33
JPMorgan Multi-Cap Market Neutral Fund	33
JPMorgan Small Cap Growth Fund	33
Lord Abbett Affiliated Fund, Inc.	33
Lord Abbett Bond Debenture Fund, Inc.	33
Lord Abbett Mid-Cap Value Fund, Inc.	33
Merrill Lynch Ready Assets Trust	33
Oppenheimer Capital Appreciation Fund	34
Oppenheimer Main Street Funds®, Inc.	34
Oppenheimer Main Street Fund®	34
Oppenheimer Main Street Small Cap Fund®	34
PIMCO Funds	34
PIMCO CommodityRealReturn Strategy Fund	34
PIMCO Low Duration Portfolio	34
PIMCO Real Return Fund	34
PIMCO Total Return Fund	34
Pioneer Emerging Markets Fund	34
Pioneer Fund	35
Pioneer High Yield Fund	35
Pioneer Real Estate Shares Fund	35
Pioneer Small Cap Value Fund	35
Seligman Capital Fund, Inc.	35
Templeton Funds, Inc.	35
Templeton Foreign Fund	35
Templeton Growth Fund, Inc.	35
Transamerica Funds	36
Transamerica Convertible Securities	36
Transamerica Equity	36
Transamerica Growth Opportunities	36
Transamerica Small/Mid Cap Value	36
Van Kampen Comstock Fund	36
Certain Payments We Receive With Regard to the Funds	36
Selection of Underlying Funds	37
Other Share Classes and Portfolios	38
Purchases and Redemptions of Fund Shares; Reinvestment	38
Substitution of Investments	38
FEATURES AND BENEFITS OF THE CONTRACT	38
Ownership of the Contract	38

Issuing the Contract	39
Issue Age	39
Information We Need To Issue The Contract	39
Ten Day Right to Review (“Free Look”)	39
Classes	39
Bonus Payment and Recapture	40
Premiums	43
Minimum and Maximum Premiums	43
How to Make Payments	43
Automatic Investment Feature	43
Premium Investments	43
Accumulation Units	44
How Are My Contract Transactions Priced?	44
How Do We Determine The Number of Units?	45
Transfers Among Subaccounts	45
General	45
Disruptive Trading	46
Dollar Cost Averaging Program	47
What Is It?	47
Participating in the DCA Program	48
Minimum Amounts	48
When Do We Make DCA Transfers?	48
Asset Allocation Program	48
General	48
Asset Allocation Models	48
Changes to the Composition of Asset Allocation Models	49
Initial Allocation to the Selected Asset Allocation Model	49
Quarterly Rebalancing	49
Allocation of Future Premiums	50
Other Information	50
Rebalancing Program	50
Partial Withdrawals	51
When and How Partial Withdrawals are Made	51
Minimum Amounts	52
What is the Systematic Withdrawal Program?	52
Participating in the Systematic Withdrawal Program	52
Program Amounts	52
Surrenders	53
Death of Annuitant Prior to Annuity Date	53
Death Benefit	53
Standard Death Benefit	53
GMDB Options	54
GMDB Base – Return of Premium	54
GMDB Base – Maximum Anniversary Value	54
GMDB Limitation	54
GMDB Charge	55
Payment of Death Benefit	55
Spousal Beneficiary Continuation Option	56
Payments to Contract Owners	56
Contract Changes	57

Annuity Payments	57
Evidence of Survival	58
Gender-Based Annuity Purchase Rates	58
Misstatement of Age and Sex	58
Annuity Options	58
Death of Owner During the Annuity Period	58
Death of Annuitant During the Annuity Period	59
How We Determine Present Value of Future Guaranteed Annuity Payments	59
Guaranteed Minimum Income Benefit	60
General	60
Important Information About the GMIB Rider	61
How We Determine the Amount of Your Minimum Guaranteed Income	61
GMIB Base	61
GMIB MAV Base	62
GMIB Roll-Up Base	62
GMIB Limitations	63
Allocation Guidelines and Restrictions	63
Conditions for Electing to Receive Income Payments	64
Available Annuity Options	64
Change of Annuitant	64
GMIB Charge	64
Guaranteed Minimum Withdrawal Benefit	64
General	64
What is the GMWB?	65
Important Information About the GMWB Rider	65
How Do I Elect the GMWB Rider?	66
When May I Take Withdrawals?	66
What is the Guaranteed Lifetime Amount?	67
What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?	67
What if I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?	68
What is the GMWB Base?	68
When and How is the GMWB Base Calculated?	68
Adjusted Excess Withdrawals	69
Automatic Step-Up	69
Are Surrender Charges Applicable to Excess Withdrawals?	69
Is a Minimum Surrender Value Required After a Partial Withdrawal?	70
May I Cancel the GMWB Rider?	70
When Will the GMWB Rider Terminate?	70
What if My Account Value Reaches Zero?	70
How GMWB Settlement Works	70
Required Minimum Distributions	71
Cumulative withdrawals less than or equal to RMD for the Contract	71
Cumulative withdrawals greater than RMD for the Contract	71
Allocation Guidelines and Restrictions	72
Rebalancing Program	72
Asset Allocation Program	73
Spousal Continuation	73
In the Event of Divorce	73
Benefit Available on Maturity Date	74
GMWB Charge	74
Inactive Contract	74
CHARGES, DEDUCTIONS, AND CREDITS	74
Asset-Based Insurance Charge	75
Surrender Charge	75
When Imposed	75
How The Surrender Charge Works	76
How Deducted	76
Pro Rata Deductions	76

v

Contract Fee	76
Transfer Fee	77
GMDB Charge	77
GMIB Charge	77
GMWB Charge	78
Other Charges	78
Redemption Fee	78
Tax Charges	78
Fund Expenses	78
Changes in Contract Charges or Fees	78
Premium Taxes	78
Contract Credits	79
FEDERAL TAX MATTERS	79
Tax Status of the Contract	79
Purchasing the Contract	79
Owner Control	79
Taxation of Annuities	79
Distributions and Required Minimum Distributions	79
Withdrawals	80
Annuity Payments	80
Taxation of Death Benefit Proceeds	80
Individual Retirement Annuities	80
Traditional IRAs	80
Roth IRAs	81
Other Tax Issues for IRAs and Roth IRAs	81
Tax Sheltered Annuities	81
Why Must the Contracts Only Be Qualified or Purchased through Qualified Accounts?	82
Transfers or Exchanges of a Contract	82
Withholding	83
Federal Estate Taxes	83
Generation-Skipping Transfer Tax	83
Annuity Purchases by Nonresident Aliens and Foreign Corporations	83
Possible Changes In Taxation	83
Possible Charge For Our Taxes	83
Foreign Tax Credits	84
Required Minimum Distributions	84
When must RMDs be taken?	84
How are RMDs calculated?	84
PERFORMANCE INFORMATION	85
OTHER INFORMATION	86
Notices and Elections	86
Voting Rights	87
Reports to Contract Owners	87
Changes to the Separate Account	88
Selling the Contract	88
State Regulation	89
Legal Proceedings	89
Experts	89

Legal Matters	89
Registration Statements	89
ACCUMULATION UNIT VALUES	90
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	112
APPENDIX A – Example of Bonus Payment and Recapture	113
APPENDIX B – Example of Maximum Anniversary Value GMDB	114
APPENDIX C – Example of GMIB	115
APPENDIX D – Example of GMWB	116
APPENDIX E – GMIB and GMWB Investment Categories	117
APPENDIX F – GMWB Tax Examples	118
APPENDIX G – Example of RMD Calculations under the GMWB	119
APPENDIX H – Example of RMD Calculations under the GMWB	120

Definitions

•	account value: The sum of the values of your interests in the subaccounts of the Separate Account as of the end of a valuation period.

•	accumulation unit: A unit of measure used to determine the value of your interest in a subaccount during the accumulation period. There will be Class-distinct accumulation units for each subaccount.

•	accumulation unit value: The value of an accumulation unit during a valuation period. Class-distinct accumulation unit values are determined for each subaccount as of the close of trading (generally 4:00 p.m. (ET)) on each day the New York Stock Exchange is open.

•	annuitant: Any natural person(s) on whose life annuity payments are based.

•	annuity date: The date on which you choose to begin receiving annuity payments. The annuity date must occur by the oldest annuitant’s 90th birthday.

•	annuity value: The amount which will be applied to an annuity option on the annuity date. It is the account value on the annuity date reduced by any charges for premium taxes and any other charges deducted on the annuity date.

•	beneficiary(ies): The person(s) or entity(ies) designated by you to receive payment of the death benefit provided under the Contract.

•	contract anniversary: An anniversary of the contract date.

•	contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

•	contract value: The total value of your interest in the Contract as of the end of the valuation period. It equals the account value, less any bonus amounts subject to recapture (for XC Class Contracts), less uncollected charges.

•	contract year: A one year period starting on the contract date and on each contract anniversary thereafter.

•	Individual Retirement Account (“IRA Account”): A custodial account meeting the requirements of Section 408(a) of the Internal Revenue Code (“IRC”). SIMPLE IRAs and SEP IRA Accounts are specific types of IRA Accounts.

•	Individual Retirement Annuity (“IRA”): An annuity meeting the requirements of Section 408(b) of the IRC. A SEP IRA is a specific type of IRA.

•	joint annuitant: The Contract does not permit two annuitants. However, you may designate a second person referred to as the joint annuitant for certain purposes solely under the GMIB and the GMWB riders. For the GMIB rider, the joint annuitant is a second person designated for payment of any GMIB under a joint and survivor life annuity. For the GMWB, the joint annuitant is a second person whose life will be used to determine the benefits under the GMWB rider. For purposes of the GMWB rider, the joint annuitant must be a spouse. The joint annuitant does not have any rights under the Contract or the rider.

•	maturity date: The latest possible annuity date.

•	monthaversary: The contract date and the same calendar day of each successive month during the accumulation period. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the monthaversary will be the last day of that month.

•	net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next valuation period. There will be a Class-distinct net investment factor for each subaccount.

•	nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified contract or an arrangement described in the IRC.

•	qualified contract: A Contract issued in connection with a retirement arrangement described under Section 403(b), 408(b), or 408A of the IRC.

•	quarterversary: The same calendar day of each successive three month period during the accumulation period, beginning with the contract date. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent third month, the quarterversary will be the last day of that third month.

•	Roth Individual Retirement Account (“Roth IRA Account”): A custodial account meeting the requirements of Section 408A of the IRC.

•	Roth Individual Retirement Annuity (“Roth IRA”): An annuity meeting the requirements of Section 408A of the IRC.

•	surrender value: The amount available upon surrender of the Contract. It is equal to the contract value reduced by any charges which apply upon surrender, including the surrender charge, and any bonus amounts which are recaptured upon surrender, and increased by any credits, which are added upon surrender.

•	tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

•	valuation period: The interval from one determination of the accumulation unit value for a subaccount to the next such determination.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer account value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums				None

State Premium Taxes[1]				0% – 3.5%

Surrender Charge

Complete Years Elapsed Since Payment of Each Premium	As a % of premium withdrawn

	B Class	L Class	C Class	XC Class

0 years	7.0%	6.0%	2.0%	8.0%

1 year	6.0%	5.0%	0.0%	8.0%

2 years	5.0%	4.0%	0.0%	7.0%

3 years	4.0%	3.0%	0.0%	7.0%

4 years	3.0%	0.0%	0.0%	6.0%

5 years	2.0%	0.0%	0.0%	6.0%

6 years	1.0%	0.0%	0.0%	5.0%

7 years	0.0%	0.0%	0.0%	4.0%

8 years	0.0%	0.0%	0.0%	3.0%

9 years	0.0%	0.0%	0.0%	0.0%

			Maximum	Current

Transfer Fee[2]			$30	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you will pay if you add optional riders to your Contract.
Periodic Charges Other Than Fund Expenses

Separate Account Annual Expenses (as a
percentage of average daily net assets in the
subaccounts)	B Class	L Class	C Class	XC Class
Maximum Asset-Based Insurance Charge	2.00%	2.00%	2.00%	2.00%

Current Asset-Based Insurance Charge	1.25%	1.45%	1.60%	1.65%

 1 New York does not currently impose a premium tax on annuity contracts.
 2 There is no charge for the first 12 transfers in a contract year.

	Maximum	Current

Other Charges

Annual Contract Fee[3]	$75	$50

Annual Charge for Optional Riders[4]

Return of Premium GMDB[5]	0.40%	0.15%

Maximum Anniversary Value GMDB[5]	0.65%	0.25%

GMIB[6]	0.90%	0.50%

GMWB[7]	1.50%	0.75%

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the most recently ended fiscal year*, before and after any contractual waivers and expense reimbursements. Although certain Fund classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[8]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including Investment Advisory Fees, 12b-1 Fees, and Other Expenses)	0.60%	3.11%

Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including Investment Advisory Fees, 12b-1 Fees, and Other Expenses – after any contractual waivers or reimbursements of fees and expenses)[9]	0.60%	2.95%

[3]	The contract fee will be assessed annually on each contract anniversary and upon surrender or annuitization only if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

[4]	Each of these charges will be calculated on each monthaversary by multiplying the respective base by the respective current charge percentage and dividing the resulting amount by 12. The sum of the charges calculated on each of the three previous monthaversaries is collected on each quarterversary. If you terminate these riders at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We won’t deduct these charges after the annuity date.

[5]	The GMDB Base is generally the minimum value that would be paid under the applicable Guaranteed Minimum Death Benefit (“GMDB”). For more information, see “Death Benefit.”

[6]	The GMIB Base is the amount used to calculate the monthly income payable under the Guaranteed Minimum Income Benefit (“GMIB”). For more information, see “Guaranteed Minimum Income Benefit.”

[7]	The GMWB Base is the amount used to calculate the Guaranteed Lifetime Amount under the Guaranteed Minimum Withdrawal Benefit (“GMWB”). The Guaranteed Lifetime Amount is equal to the GMWB Base multiplied by the Lifetime Income Percentage. For more information, see “Guaranteed Minimum Withdrawal Benefit.”

[8]	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the most recently ended fiscal year for each Fund. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

[9]	The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive fund expenses above a specified threshold for a limited period of time. For more information about these arrangements, consult the prospectuses for the Funds.

*	For a list of these dates, see “Most Recently Ended Fiscal Years.”

The following table lists the annual expenses for each Fund after contractual waivers and reimbursements for the most recently ended fiscal year*, as a percentage of each Fund’s average net assets.

		BlackRock					BlackRock
		Bond					Bond
		Fund, Inc.					Fund, Inc.	BlackRock Index Funds, Inc.
	BlackRock	Black Rock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock		BlackRock	BlackRock
	Basic	Total	Fundamental	Global	Global	Global	High	BlackRock	Small Cap	S&P 500
	Value	Return	Growth	Allocation	Growth	Small Cap	Income	International	Index	Index
	Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund	Index Fund	Fund	Fund
	(Investor	(Investor	(Investor	(Investor	(Investor	(Investor	(Investor	(Investor	(Investor	(Investor
Annual Expenses	A Shares)[1,8]	A Shares)[2]	A Shares)[8]	A Shares)[3]	A Shares)[8]	A Shares)	A Shares)	A Shares)[4]	A Shares)[5]	A Shares)[6,8]

Investment Advisory Fees	0.40%	0.43%	0.61%	0.75%	0.75%	0.85%	0.42%	0.01%	0.01%	0.010%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.250%
Other Expenses	0.15%	0.23%	0.25%	0.15%	0.30%	0.31%	0.20%	0.53%	0.47%	0.345%
Acquired Fund Fees and Expenses	—	—	—	0.03%	—	0.02%	—	0.01%	0.01%	—
Total Annual Operating Expenses	0.80%[7]	0.91%	1.11%[7,11]	1.18%[7]	1.30%[7]	1.43%[7,11]	0.87%[7,11]	0.80%[7]	0.74%[7]	0.605%[7]
Expense Reimbursements	—	(0.06)%	—	—	—	—	—	—	—	(0.005)%
Net Expenses	0.80%[7]	0.85%	1.11%[7,11]	1.18%[7]	1.30%[7]	1.43%[7,11]	0.87%[7,11]	0.80%[7]	0.74%[7]	0.600%[7]

		BlackRock
	BlackRock	Short-Term					BlackRock
	International	Bond					Funds II
	Value Trust	Series, Inc.	BlackRock Large Cap Series Funds, Inc.				BlackRock	BlackRock
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	Merrill	Government	Value
	International	Short-Term	Large Cap	Large Cap	Large Cap	Lynch	Income	Opportunities
	Value Fund	Bond Fund	Core Fund	Growth Fund	Value Fund	Ready	Portfolio	Fund, Inc.
	(Investor	(Investor	(Investor	(Investor	(Investor	Assets	(Investor	(Investor
Annual Expenses	A Shares)[8]	A Shares)[1]	A Shares)[1,8]	A Shares)[1,8]	A Shares)[1,8]	Trust[9]	A Shares)[10]	A Shares)[1]

Investment Advisory Fees	0.75%	0.21%	0.46%	0.50%	0.48%	0.371%	0.48%	0.47%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.125%	—	0.25%
Other Expenses	0.31%	0.54%	0.46%	0.52%	0.44%	0.154%	0.38%	0.45%
Interest Expense	—	—	—	—	—	—	0.28%	—
Service Fees	—	—	—	—	—	—	0.25%	—
Acquired Fund Fees and Expenses	—	—	—	—	—	—	—	0.01%
Total Annual Operating Expenses	1.31%[7,11]	1.00%	1.17%[7,11,12]	1.27%[7]	1.17%[7]	0.650%	1.39%	1.18%[7,11]
Expense Reimbursements	—	—	(0.06%)	—	—	—	(0.04%)	—
Net Expenses	1.31%[7,11]	1.00%	1.11%[7,11,12]	1.27%[7]	1.17%[7]	0.650%	1.35%	1.18%[7,11]

	AIM Growth Series		The AllianceBernstein Trust
		AIM	Alliance-			Allianz Funds
	AIM	Mid Cap	Bernstein	Alliance-	Alliance-	CCM	NFJ	NFJ
	Basic	Core	Small/Mid	Bernstein	Bernstein	Capital	Dividend	Small-Cap	OCC
	Value	Equity	Cap Value	Value	International	Appreciation	Value	Value	Renaissance
	Fund	Fund	Fund, Inc.	Fund, Inc.	Value	Fund	Fund	Fund	Fund
	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A
Annual Expenses	Shares)[13]	Shares)[14]	Shares)	Shares)	Shares)	Shares)[15]	Shares)[16]	Shares)[17]	Shares)[18]

Investment Advisory Fees	0.62%	0.68%	0.75%	0.55%	0.65%	0.45%	0.45%	0.59%	0.60%
12b-1 Fees	0.25%	0.25%	0.30%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.27%	0.29%	0.22%	0.17%	0.16%	0.38%	0.35%	0.38%	0.40%
Acquired Fund Fees and Expenses	—	0.02%	—	—	—	—	—	—	—
Total Annual Operating Expenses	1.14%	1.24%	1.27%	1.02%	1.11%	1.08%	1.05%	1.22%	1.25%
Expense Reimbursements	—	(0.02%)	(0.12%)	—	—	—	—	—	—
Net Expenses	1.14%	1.22%	1.15%	1.02%	1.11%	1.08%	1.05%	1.22%	1.25%

*	For a list of these dates, see “Most Recently Ended Fiscal Years.”

		American
	American	Century
	Century	Mutual	American Funds[20]
	Capital	Funds, Inc.			The Growth	The Income
	Portfolios, Inc.	Ultra®	The Bond	Euro-Pacific	Fund of	Fund of	The Investment
	Equity Income	Fund	Fund of	Growth	America,	America,	Company of
	Fund (A	(A	America, Inc.	Fund	Inc.	Inc.	America
	Class	Class	(Class F	(Class F	(Class F	(Class F	(Class F
Annual Expenses	Shares)[19]	Shares)[19]	Shares)	Shares)	Shares)	Shares)	Shares)

Investment Advisory Fees	0.97%	0.99%	0.25%	0.43%	0.27%	0.24%	0.24%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	—	0.01%	0.12%	0.14%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	—	—	—	—	—	—	—
Total Annual Operating Expenses	1.22%	1.25%	0.62%	0.82%	0.63%	0.60%	0.60%
Expense Reimbursements	—	—	—	—	—	—	—
Net Expenses	1.22%	1.25%	0.62%	0.82%	0.63%	0.60%	0.60%

									Eaton
				Columbia					Vance
				Funds					Special	Fidelity
	Cohen &			Series		Delaware		Eaton Vance	Investment	Advisor
	Steers			Trust		Group		Mutual	Trust	Series I
	Realty	Columbia Acorn Trust		Columbia	Davis	Equity		Funds, Inc.	Eaton	Advisor
	Income	Columbia	Columbia	Marsico	New York	Funds III		Eaton Vance	Vance	Equity
	Fund,	Acorn	Acorn	Growth	Venture	Delaware		Floating-Rate	Large-Cap	Growth
	Inc.	USA	International	Fund	Fund, Inc.	Trend Fund	Dreyfus	Fund	Value	Fund
	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	Appreciation	(Class A	(Class A	(Class A
Annual Expenses	Shares)	Shares)[21]	Shares)[22]	Shares)[23]	Shares)	Shares)[24]	Fund, Inc.[25]	Shares)[26]	Shares)[27]	Shares)[28]

Investment Advisory Fees	0.75%	0.86%	0.76%	0.86%	0.48%	0.72%	0.55%	0.66%	0.600%	0.56%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.29%	—	0.25%	0.250%	0.25%
Other Expenses	0.25%	0.14%	0.22%	0.13%	0.12%	0.40%	0.40%	0.14%	0.130%	0.33%
Acquired Fund Fees and Expenses	—	—	—	—	—	—	—	0.03%	0.017%	—
Total Annual Operating Expenses	1.25%	1.25%	1.23%	1.24%	0.85%	1.41%	0.95%	1.08%	0.997%	1.14%
Expense Reimbursements	—	—	—	—	—	—	—	0.03%	0.017%
Net Expenses	1.25%	1.25%	1.23%	1.24%	0.85%	1.41%	0.95%	1.05%	0.980%	1.14%

					JPMorgan Trust II
			Janus Adviser Series		JPMorgan		Lord	Lord	Lord
	Federated Equity Funds			Janus	Multi-Cap	JPMorgan	Abbett	Abbett	Abbett	Oppenheimer
	Federated	Federated	Janus	Adviser	Market	Small Cap	Affiliated	Bond-	Mid-Cap	Capital
	Appreciation	Kaufman	Adviser	Mid Cap	Neutral	Growth	Fund,	Debenture	Value	Appreciation
	Fund	Fund	Forty	Growth	Fund	Fund	Inc.	Fund, Inc.	Fund, Inc.	Fund
	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	Class A
Annual Expenses	Shares)[29]	Shares)[30]	Shares)[31]	Shares)[32]	Shares)[33]	Shares)[34]	Shares)	Shares)	Shares)	Shares)[35]

Investment Advisory Fees	0.75%	1.43%	0.64%	0.64%	1.25%	0.65%	0.30%	0.45%	0.51%	0.57%
12b-1 Fees	0.05%	0.25%	0.25%	0.25%	0.25%	0.25%	0.35%	0.35%	0.30%	0.24%
Other Expenses	0.49%	0.50%	0.16%	0.23%	1.35%	0.21%	0.16%	0.19%	0.24%	0.24%
Acquired Fund Fees and Expenses	—	—	0.01%	—	0.01%	—	—	—	—	—
Shareholder Service Fees	—	—	—	—	0.25%	0.25%	—	—	—	—
Total Annual Operating Expenses	1.29%	2.18%	1.06%	1.12%	3.11%	1.36%	0.81%	0.99%	1.05%	1.05%
Expense Reimbursements	—	—	(0.11)%	(0.21)%	(0.16)%	(0.11)%	—	—
Net Expenses	1.29%	2.18%	0.95%	0.91%	2.95%	1.25%	0.81%	0.99%	1.05%	1.05%

	Oppenheimer		PIMCO Funds
	Main Street		PIMCO
	Fund, Inc.	Oppenheimer	Commodity-	PIMCO	PIMCO	PIMCO
	Oppenheimer	Main Street	Real Return	Low	Real	Total
	Main Street	Small Cap	Strategy	Duration	Return	Return	Pioneer
	Fund®	Fund®	Fund	Fund	Fund	Fund	Fund
	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A	(Class A
Annual Expenses	Shares)[36]	Shares)[35]	Shares)[37]	Shares)[38]	Shares)[39]	Shares)[40]	Shares)

Investment Advisory Fees	0.46%	0.62%	0.49%	0.25%	0.25%	0.25%	0.64%
12b-1 Fees	0.24%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.19%	0.25%	0.50%	0.35%	0.40%	0.40%	0.22%
Acquired Fund Fees and Expenses	—	—	0.01%	—	—	—	—
Total Annual Operating Expenses	0.89%	1.12%	1.25%	0.85%	0.90%	0.90%	1.11%
Expense Reimbursements	—	—	(0.01%)	—	—	—	—
Net Expenses	0.89%	1.12%	1.24%	0.85%	0.90%	0.90%	1.11%

						Templeton
						Funds,
	Pioneer			Pioneer		Inc.
	Emerging	Pioneer	Pioneer	Small Cap		Templeton	Templeton
	Markets	High Yield	Real Estate	Value		Foreign	Growth
	Fund	Fund	Shares Fund	Fund	Seligman	Fund	Fund, Inc.
	(Class A	(Class A	(Class A	(Class A	Capital	(Class A	(Class A
Annual Expenses	Shares)	Shares)	Shares)	Shares)[41]	Fund, Inc.	Shares)	Shares)

Investment Advisory Fees	1.15%	0.62%	0.80%	0.85%	0.85%	0.59%	0.56%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.39%	0.23%	0.31%	0.33%	0.39%	0.32%	0.20%
Acquired Fund Fees and Expenses	—	—	—	0.06%	—	—	—
Total Annual Operating Expenses	1.79%	1.10%	1.36%	1.49%	1.49%	1.16%	1.01%
Expense Reimbursements	—	—		—	—	—	—
Net Expenses	1.79%	1.10%	1.36%	1.49%	1.49%	1.16%	1.01%

	Transamerica Funds
	Transamerica			Transamerica
	Convertible	Transamerica	Transamerica	Small/Mid Cap	Van Kampen
	Securities	Equity	Growth Opportunities	Value	Comstock
	(Class A	(Class A	(Class A	(Class A	(Class A
Annual Expenses	Shares)[42]	Shares)[43]	Shares[44]	Shares)[45]	Shares)

Investment Advisory Fees	0.75%	0.71%	0.79%	0.79%	0.37%
12b-1 Fees	0.35%	0.35%	0.35%	0.35%	0.25%
Other Expenses	0.23%	0.34%	0.63%	0.27%	0.16%
Acquired Fund Fees and Expenses	—	—	—	—	—

Total Annual Operating Expenses	1.33%	1.40%	1.77%	1.41%	0.78%
Expense Reimbursements	0.00%	0.00%	0.02%	0.00%	—

Net Expenses	1.33%	1.40%	1.75%	1.41%	0.78%

1)	Fees and expenses shown include the expenses of both the Fund and the Fund’s pro rata share of the expenses of its underlying master portfolio/trust.

2)	Fees and expenses shown include the expenses of both the Total Return Fund and the Total Return Fund’s pro rata share of the expenses of its underlying master portfolio/trust. The Total Return Fund’s investment adviser receives a fee from the master portfolio at the annual rate of 0.06% of the master portfolio’s average daily net assets, a portion of which is paid indirectly by the Total Return Fund, and receives a fee from the Total Return Fund at the annual rate of 0.37% of the Total Return Fund’s average daily net assets for an overall Investment Advisory Fee rate paid by the Total Return Fund of 0.43%. However, the investment adviser has contractually agreed to waive the Total Return Fund’s Investment Advisory Fee in the amount of the Total Return Fund’s share of the Investment Advisory Fee paid by the master portfolio for as long as the Total Return Fund invests in the master portfolio. After giving effect to this waiver, the investment adviser receives a fee from the Total Return Fund (including the fee paid indirectly through the master portfolio) at the annual rate of 0.37% of the Total Return Fund’s average daily net assets. In addition, the Total Return Fund’s investment adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense, Acquired Fund Fees and Expenses and certain other expenses) to 0.90% of Investor A’s average daily net assets until February 1, 2009. On September 24, 2007, the Total Return Fund acquired substantially all of the assets and certain stated liabilities of BlackRock Total Return Portfolio (“the Predecessor Fund”), a portfolio of BlackRock Funds II (the “Reorganization”). Although the Total Return Fund was the surviving entity in the Reorganization, the Predecessor Fund was the accounting survivor. The fees and expenses have been revised to reflect estimated expense ratios after the Reorganization with the Predecessor Fund.

3)	The Fund’s investment adviser has agreed to voluntarily waive a portion of the Investment Advisory Fee. The Fund’s investment adviser may discontinue or reduce this waiver of fees at any time without notice. For the fiscal year ended October 31, 2007, after taking into account this fee waiver, the Total Annual Operating Expense ratio for Investor A Shares was 1.06%.

4)	Fees and expenses shown include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the series of the Quantitative Master LLC in which it invests. The investment adviser has entered into a contractual arrangement with Master International Index Series under which expenses incurred will not exceed 0.12%. This arrangement has a one-year term and is renewable. During the fiscal year ended December 31, 2007, the investment adviser waived fees of $38,870. In addition, the administrator has agreed to voluntarily waive administrative fees and/or reimburse expenses of the Fund so that Total Annual Operating Expenses will not exceed certain amounts (excluding Acquired Fund Fees and Expenses). During the fiscal year ended December 31, 2007, the administrator waived no administration fees. Total Annual Operating Expenses in the fee table assume the absence of any such reimbursement of expenses and/or waiver of fees because it may be discontinued or reduced by the investment adviser/administrator at any time without notice.

5)	Fees and expenses shown include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the series of the Quantitative Master LLC in which it invests. The investment adviser has entered into a contractual arrangement with Master Small Cap Index Series under which expenses incurred will not exceed 0.08%. This arrangement has a one-year term and is renewable. During the fiscal year ended December 31, 2007, the investment adviser waived fees of $4,886. In addition, the administrator has agreed to voluntarily waive administrative fees and/or reimburse expenses of the Fund so that Total Annual Operating Expenses will not exceed certain amounts (excluding Acquired Fund Fees and Expenses). In addition, the investment adviser for the underlying series has entered into a contractual arrangement that provides that the Investment Advisory Fee for the series, when combined with the administrative fees of certain funds that invest in the series will not exceed specified amounts. However, because the combined Investment Advisory Fee and administrative fee for the Fund does not currently exceed the specified amounts, no fees are currently being waived for this Fund. This arrangement has a one year term and is renewable.

6)	Fees and expenses shown include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the series of Quantitative Master Series LLC in which it invests. The investment adviser for the underlying series has entered into a contractual arrangement that provides that the Investment Advisory Fee for the series, when combined with the administrative fees of certain funds that invest in the series will not exceed specified amounts. Absent this contractual arrangement, the investment adviser of Master S&P 500 Index Series would receive the Investment Advisory Fee as a percentage of average daily net assets of 0.01%. This arrangement has a one-year term and is renewable. As a result, the investment adviser receives a fee of 0.005% of the average daily net assets of the series in which the Fund invests.

7)	Where applicable, the Total Annual Operating Expenses of the Fund do not correlate to the ratio of expenses to average net assets given in the most recent annual report, which does not include the Acquired Fund Fees and Expenses (or, as applicable, the Master Portfolio’s Acquired Fund Fees and Expenses).

8)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

9)	The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund is authorized to pay each distributor distribution fees at an annual rate of 0.125% of the average daily net asset value of Fund shares sold through such distributor.

10)	BlackRock US Government Fund was reorganized into BlackRock Government Income Portfolio on October 13, 2006. Pursuant to the reorganization, each shareholder of Class A shares of BlackRock US Government Fund received Investor A Shares of BlackRock Government Income Portfolio with an aggregate net asset value equal to the aggregate net asset value of BlackRock US Government Fund shares owned immediately prior to the reorganization. Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year. The Fund’s investment adviser has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% for Investor A Shares (excluding interest expense, Acquired Fund Fees and Expenses and certain other Fund expenses) of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to the investment adviser in the following two years. Including voluntary waivers, the Net Expenses or Investor A Shares of the Fund are estimated to be 0.95% (excluding interest expense, Acquired Fund Fees and Expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. See the Fund’s prospectus for a discussion of these waivers and reimbursements. In addition, the investment adviser has agreed to voluntarily waive or reimburse fees or expenses such that Net Expenses would not exceed 0.95% (excluding interest expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Investor A Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the Fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund’s trustees, including a majority of the non-interested trustees.

11)	During the Fund’s most recent fiscal year end, the Fund changed its methodology for allocating transfer agency fees among the share classes from an allocation based on net assets per share class to an allocation based on the number of shareholder accounts per share class. The Total Annual Operating Expenses have been restated to reflect this change as if it had been in effect the entire fiscal year.

12)	Effective September 24, 2007, the Fund’s investment adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense, Acquired Fund Fees and Expenses and certain other expenses) to 1.11% of Invest A Shares’ average daily net assets until October 31, 2008 and thereafter unless the Fund’s investment adviser notifies the Fund of the termination of the agreement or unless the agreement is terminated by a vote of the Board of Directors of the Fund.

13)	Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund’s average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to such date, the Funds’ adviser had contractually agreed to waive Investment Advisory Fee to the same reduced advisory fee schedule. Pursuant to the new fee schedule, the Fund’s maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Investment Advisory Fees have been restated to reflect the new fee schedule.

14)	Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund’s average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. The fee waiver reflects this agreement. This waiver agreement is in effect through at least June 30, 2008.

15)	Other Expenses reflect a 0.37% administrative fee paid by Class A shares and approximately 0.01% in trustees’ shareholder meeting/proxy and interest expenses incurred by Class A shares during the most recent fiscal year. The administrative fee of 0.40% is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.025% on assets in excess of $5 billion, an additional 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A shares.

16)	The Fund’s Investment Advisory Fee of 0.45% is subject to a reduction of 0.025% in assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets. Other Expenses reflect a 0.034% administrative fee paid by Class A shares and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by Class A shares, during the most recent fiscal year. The administrative fee of 0.40% is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.025% on assets in excess of $5 billion, an additional 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A shares.

17)	The Investment Advisory Fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets. Other Expenses reflect a 0.37% administrative fee paid by Class A shares and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by Class A shares during the most recent fiscal year. The administrative fee of 0.40% is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion, an additional 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A shares.

18)	The Fund’s Investment Advisory Fee does not reflect a voluntary fee waiver of 0.05%. While the fee waiver is in effect, the actual Advisory Fee will be 0.55% and Total Annual Operating Expenses are estimated to be 1.20%. Other Expenses reflects a 0.39% administrative fee paid by Class A shares and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by Class A shares during the most recent fiscal year. The administrative fee of 0.40% is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion, an additional 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A shares.

19)	The Fund pays the investment adviser a single, unified management fee for arranging all services necessary for the Fund to operate. Out of that fee, the adviser pays all expenses of managing and operating the Fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the Fund’s Investment Advisory Fee may be paid by the Fund’s adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the adviser. The fee shown is based on assets during the Fund’s most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

20)	The Fund’s investment adviser is currently waiving 10% of its Investment Advisory Fee. The waiver may be discontinued at any time, in consultation with the Fund’s board, but it is expected to continue at this level until further review. The Fund’s investment adviser and board intend to review the waiver as circumstances warrant. Investment Advisory Fee and Total Annual Operating Expenses in the table do not reflect any waivers.

21)	Expenses have been adjusted to reflect current contractual arrangements. In addition to the Investment Advisory Fee, the Fund and the other funds of Columbia Acorn Trust (the “Trust”) pay the investment adviser an administrative fee based on the average daily aggregate net assets of the Trust at the following annual rates: 0.05% of net assets up to $8 billion; 0.04% of the next $8 billion; and 0.03% of net assets in excess of $16 billion. The administrative fee is included in Other Expenses. The Fund’s adviser and/or affiliates have voluntarily agreed to waive a portion of Other Expenses. This waiver amounted to less than 0.01%. This arrangement may be modified or terminated by the Fund’s adviser and/or its affiliates at any time.

22)	In addition to the Investment Advisory Fee, the Fund and the other funds of Columbia Acorn Trust (the “Trust”) pay the adviser an administrative fee based on the average daily aggregate net assets of the Trust at the following annual rates: 0.05% of net assets up to $8 billion; 0.04% of the next $8 billion; and 0.03% of net assets in excess of $16 billion. The administrative fee is included in Other Expenses. The Fund’s investment adviser and/or affiliates have voluntarily agreed to waive a portion of Other Expenses. This waiver amounted to less than 0.01%. This arrangement may be modified or terminated by the Fund’s adviser and/or its affiliates at any time.

23)	The Fund pays an Investment Advisory Fee of 0.64% and an administration fee of 0.22%. The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s Investment Advisory Fees. The Investment Advisory Fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion. Other Expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency services effective April 1, 2006. The Fund’s transfer agent has voluntarily agreed to waive a portion of its fees (which are included in Other Expenses), for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.02% annually. If this fee waiver were reflected in this table, Other Expenses would be 0.12% and Total Annual Operating Expenses would be 1.23%. The Fund’s transfer agent, at its discretion, may revise or discontinue this arrangement at any time.

24)	The Board of Trustees (Board) has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

25)	Shareholder service fees are included in Other Expenses.

26)	The Acquired Fund Fees and Expenses reflect the Fund’s portion of the fees and expenses allocated to Floating Rate Portfolio in connection with its investment in another investment company (Cash Management Portfolio) for cash management purposes. In addition, the Investment Advisory Fee was reduced by its allocable portion of Cash Management Portfolio’s advisory fee.

27)	The Acquired Fund Fees and Expenses reflect the Fund’s portion of the fees and expenses allocated to Large Cap Value Portfolio in connection with its investment in another investment company (Cash Management Portfolio) for cash management purposes. In addition, the Investment Advisory Fee was reduced by its allocable portion of Cash Management Portfolio’s advisory fee.

28)	The Fund’s investment adviser has voluntarily agreed to reimburse the Fund to the extent that Total Annual Operating Expenses, as a percentage of its respective average net assets, exceed 1.25%. This arrangement may be discontinued by the Fund’s investment adviser at any time. Also, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. Including this reduction, Total Annual Operating Expenses for the year ended November 30, 2007 would have been 1.13%.

29)	Shareholder service fees are included in Other Expenses. Class A Shares of the Fund did not pay or accrue the 12b-1 Fee for the fiscal year ended October 31, 2007. Total Annual Operating Expenses after taking into account this waiver would have been 0.49%. The Fund’s Class A Shares has no present intention of paying or accruing the 12b-1 Fee during the fiscal year ending October 21, 2008.

30)	Shareholder service fees are included in Other Expenses. The Fund’s investment adviser voluntarily waived a portion of the Investment Advisory Fee. The Fund’s investment adviser can terminate this voluntary waiver at any time. The Investment Advisory Fee paid by the Fund (after the voluntary waiver) would have been 1.28% for the fiscal year ended October 31, 2007. Also, a portion of the 12b-1 Fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The 12b-1 Fee paid by the Fund’s Class A Shares (after the voluntary waiver) would have been 0.19% for the fiscal year ended October 31, 2007. In addition, 0.02% of the Fund’s administrator and transfer agents fees (part of Other Expenses) were waived. Taking these waivers into account, Total Annual Operating Expenses for the fiscal year ended October 31, 2007 would have been 0.48%.

31)	Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends of 0.02%, Other Expenses are 0.16% for Class A Shares.

32)	Includes Acquired Fund Fees and Expenses which are less than 0.01%.

33)	Other Expenses have been calculated based on the actual other expenses incurred in the most recent fiscal year. Acquired Fund Fees and Expenses are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal ear end. This amount reflects the allocation only through the fiscal year ending June 30, 2007. Acquired Fund Fees and Expenses will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. The Fund’s administrator and distributor have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses for Class A shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan) and exceed 1.75% of average daily net assets through October 31, 2008. If dividend expenses relating to short sales were not included, Total Annual Operating Expenses for Class A Shares would have been 1.91% and Net Expenses would have been 1.75%. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

34)	Other Expenses have been calculated based on the actual other expenses incurred in the most recent fiscal year. The Fund’s administrator and distributor have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses for Class A shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan) and exceed 1.25% of average daily net assets through October 31, 2008. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

35)	Expenses may vary in future years. Other Expenses include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Other Expenses are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

36)	Expenses may vary in future years. Other Expenses include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The transfer agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended August 31, 2007, the transfer agent fees did not exceed the expense limitation described above.

37)	Other Expenses reflect an administrative fee of 0.50%. The subsidiary has entered into a separate contract with PIMCO for the management of the subsidiary’s portfolio pursuant to which the subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the subsidiary is in place.

38)	Other Expenses reflect an administrative fee of 0.35%.

39)	Other Expenses reflect an administrative fee of 0.40%.

40)	Other Expenses reflect an administrative fee of 0.40%.

41)	Acquired Fund Fees and Expenses include fees and expenses incurred indirectly by the Fund as a result of its investment in other companies. Amount shown due mainly to investment in a business development company, a type of investment company.

42)	Contractual arrangements have been made with the Fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2009 to waive fees and/or reimburse expenses to the extent that the Fund’s Total Annual Operating Expenses exceed 1.35%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%, excluding 12b-1 fees and extraordinary expenses.

43)	Contractual arrangements have been made with the Fund’s investment adviser, TAM, through March 1, 2009 to waive fees and/or reimburse expenses to the extent that the Fund’s Total Annual Operating Expenses exceed 1.17%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

44)	Contractual arrangements have been made with the Fund’s investment adviser, TAM, through March 1, 2009 to waive fees and/or reimburse expenses to the extent that the Fund’s Total Annual Operating Expenses exceed 1.40%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

45)	Contractual arrangements have been made with the Fund’s investment adviser, TAM, through March 1, 2009 to waive fees and/or reimburse expenses to the extent that the Fund’s Total Annual Operating Expenses exceed 1.40%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%, excluding 12b-1 fees and extraordinary expenses.

Most Recently Ended Fiscal Years

This Prospectus reflects information for each Fund as of the end of each Fund’s most recently completed fiscal year for which information was available as of the date of this Prospectus. These fiscal years are as follows:

Fiscal Year End	Funds

March 31, 2007	BlackRock Value Opportunities Fund, Inc., American Century Equity Income Fund, American Funds EuroPacific Growth Fund, Columbia Marsico Growth Fund, PIMCO CommodityRealReturn Strategy Fund, PIMCO Real Return Fund, PIMCO Total Return Fund, PIMCO Low Duration Fund

June 30, 2007	BlackRock Basic Value Fund, Inc., BlackRock Global SmallCap Fund, BlackRock International Value Fund, BlackRock Short-Term Bond Fund, Allianz CCM Capital Appreciation Fund, Allianz NFJ Small-Cap Value Fund, Allianz NFJ Dividend Value Fund, Allianz OCC Renaissance Fund, Delaware Trend Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Small Cap Growth Fund, Oppenheimer Main Street Small Cap Fund®

July 31, 2007	American Funds The Income Fund of America, Inc., Davis New York Venture Fund, Inc., Janus Adviser Forty, Janus Adviser Mid Cap Growth

August 31, 2007	BlackRock Fundamental Growth Fund, Inc., BlackRock Global Growth Fund, Inc., American Funds The Growth Fund of America, Inc., Oppenheimer Capital Appreciation Fund, Oppenheimer Main Street Fund®, Templeton Foreign Fund, Templeton Growth Fund, Inc.

September 30, 2007	BlackRock Total Return Fund, BlackRock High Income Fund, BlackRock Government Income Portfolio

October 31, 2007	BlackRock Global Allocation Fund, Inc., BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, American Century Ultra® Fund, Eaton Vance Floating-Rate Fund, Federated Capital Appreciation Fund, Federated Kaufmann Fund, Lord Abbett Affiliated Fund, Inc., Pioneer High Yield Fund, Transamerica Convertible Securities Fund, Transamerica Equity Fund, Transamerica Growth Opportunities Fund, Transamerica Small/Mid Cap Value Fund

November 30, 2007	AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Value Fund, Fidelity Advisor Equity Growth Fund, Pioneer Emerging Markets Fund, Pioneer Small Cap Value Fund

December 31, 2007	BlackRock International Index Fund, BlackRock Small Cap Index Fund, BlackRock S&P 500 Index Fund, Merrill Lynch Ready Assets Trust, AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, American Funds The Bond Fund of America, Inc., American Funds The Investment Company of America, Cohen & Steers Realty Income Fund, Inc., Columbia Acorn USA, Columbia Acorn International, Dreyfus Appreciation Fund, Inc., Eaton Vance Large-Cap Value, Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Mid-Cap Value Fund, Inc., Pioneer Fund, Pioneer Real Estate Shares Fund, Seligman Capital Fund, Van Kampen Comstock Fund

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, current Separate Account Annual Expenses, the current Annual Contract Fee, the current Maximum Anniversary Value GMDB Charge, the current GMWB Charge, and Annual Fund Operating Expenses. These costs reflect the most expensive combination of Contract charges. If you elected fewer or a different combination of Contract features, your costs would be lower than those shown.

Example 1.  This Example assumes that you invest $10,000 in a B Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the

(a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,177	$2,097	$3,027	$5,575

(b)	$942	$1,398	$1,873	$3,382

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$547	$1,647	$2,757	$5,575

(b)	$297	$917	$1,573	$3,382

Example 2.  This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,106	$2,063	$2,845	$5,722

(b)	$868	$1,360	$1,672	$3,577

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$566	$1,703	$2,845	$5,722

(b)	$317	$977	$1,672	$3,577

Example 3.  This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$761	$1,744	$2,209	$5,830

(b)	$516	$1,022	$1,746	$3,721

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$581	$1,744	$2,909	$5,830

(b)	$332	$1,022	$1,746	$3,721

Example 4.  This Example assumes that you invest $10,000 in an XC Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the

(a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,306	$2,388	$3,471	$5,866

(b)	$1,071	$1,702	$2,361	$3,768

(2)  If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$568	$1,758	$2,931	$5,866

(b)	$337	$1,037	$1,771	$3,768

Example 4, above, takes into account any bonus amounts that are subject to recapture. The circumstances under which bonus credits are recaptured are discussed later in this Prospectus.

The Examples reflect the $50 contract fee as 0.05%, based on our current estimates of anticipated Contract size. Contractual waivers and reimbursements are reflected in the first year of the Example, but not in subsequent years. See the “Charges, Deductions and Credits” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

Capsule Summary of the Contract

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this Prospectus and in the Statement of Additional Information (“SAI”). Please read this Prospectus carefully.

Your Contract in General

•	General. This annuity is a contract between you (the contract owner) and us in which you agree to make one or more payments to us and, in return, we agree to make a series of payments to you at a later date. The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts.

Your account value will increase or decrease depending on the investment performance of the subaccounts to which you allocate premiums and transfer account value, the premiums you pay, the fees and charges we deduct, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your account value.

The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through the qualified contract or account. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the contract in a tax-qualified plan.

•	Accumulation and Annuity Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” or accumulation period and the “payout” or annuity period. During the accumulation period, you can allocate premiums and transfer account value among any combination of subaccounts offered under the Contract. The annuity period begins once you start receiving regular annuity payments from the Contract. You may receive fixed annuity payments under one of the available annuity payment options. The annuity value you accumulate during the accumulation period will determine the dollar amount of any annuity payments you receive.

•	Death Benefit. The Contract also provides a death benefit payable if the owner (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) dies before the annuity date.

•	Retirement Savings Vehicle. The Contract is designed to be a long-term investment in order to provide annuity benefits for you. If you withdraw money from the Contract prematurely, you may incur substantial charges. In addition, any money you take out of the Contract may be subject to tax, and if taken before age 59 1/2 may also be subject to a 10% federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

•	The Separate Account. You may allocate premium(s) into up to 20 of 64 subaccounts. Each subaccount invests exclusively in one of the Funds listed in the beginning of this Prospectus. We reserve the right to offer other subaccounts in the future or close subaccounts to new premiums and incoming transfers of account value. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of those subaccounts and will be reduced by Contract fees and charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

•	Controlling Documents. This Prospectus provides a general description of the Contracts. Your actual Contract and any riders or endorsements are the controlling documents. If you would like to review a copy of the Contract or any riders or endorsements, contact our Service Center.

•	Other Contracts We Issue. We offer other variable annuity contracts that are available in different markets and have different fund selections. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information – Selling the Contract.”

The Classes

•	The Contract allows you to select one of four different charge structures based on your specific situation. Each different charge structure is referred to as a “Class.” Each Class imposes a different level of surrender charge and asset-based insurance charge. Your Financial Advisor can assist you in selecting the Class that is right for you, based on your needs and preferences. Prior to issuance, you must select one of the four available Classes of the Contract:

➢	B Class — imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment and an asset-based insurance charge of 1.25% of subaccount assets (guaranteed not to exceed 2.00%).

➢	L Class — imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment and an asset-based insurance charge of 1.45% of subaccount assets (guaranteed not to exceed 2.00%).
➢	C Class — imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following each premium payment and an asset-based insurance charge of 1.60% of subaccount assets (guaranteed not to exceed 2.00%).
➢	XC Class — imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing annually over 9 years following each premium payment and an asset-based insurance charge of 1.65% of subaccount assets (guaranteed not to exceed 2.00%). If you select this Class, we will add a bonus amount to your account value each time you make a premium payment. Under certain circumstances, we may recapture all or a portion of the bonus amount.

Premiums

•	Premium Flexibility. Generally, before the annuity date you can pay premiums as often as you like. The initial premium payment must be $10,000 or more. Subsequent premiums must be $50 or more. The minimum premiums do not vary by Class.

•	The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to the Contract. For IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts, we accept the following as initial premiums:

➢	rollover contributions from certain qualified plans, governmental 457(b) plans, and IRAs (Roth IRAs for Roth IRA Contracts);
➢	amounts transferred from another IRA; and
➢	contributions made pursuant to a Simplified Employee Pension up to certain limits.

Additional premiums will be accepted but cannot exceed the annual contribution limits for a calendar year, as specified under the IRC. Withdrawals from tax sheltered annuities are restricted. The contract owner must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the IRC. The contract owner must also determine whether such amount qualifies as a permissible rollover contribution for income tax purposes.

•	Contributions. Under Federal law for 2008, you may contribute up to $5,000 to all IRAs, IRA Accounts, Roth IRA, and Roth IRA Accounts. The maximum contribution limit is increased to $6,000 if you will be age 50 or older by December 31, 2007. Excess premiums will be assessed with a 6% Federal penalty each year until the excess money is withdrawn from the account. Maximum contributions may vary each year. Contributions to tax sheltered annuities are limited. Please contact a tax advisor for further information.

•	Maximum Premium. We may refuse to issue a Contract or accept additional premiums if the total premiums paid under all variable annuity contracts issued by us or our affiliate, Merrill Lynch Life Insurance Company, or any other life insurance company affiliate, and owned by you (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) exceed $1,000,000.

•	Right to Refuse Premiums. We reserve the right to refuse to accept any premium payments. No additional premiums may be paid on or after the owner’s (or the annuitant’s, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) 81st birthday for XC Class Contracts; 83rd birthday for B Class Contracts; and 85th birthday for L Class and C Class Contracts. New contributions (i.e., contributions other than transfers and rollovers) cannot be made to an IRA after age 70 1/2.

•	Automatic Investment Feature. Under the automatic investment feature, you can make subsequent premium payments systematically from your MLPF&S brokerage account. For more information, see “Automatic Investment Feature.”

•	Premium Allocation. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value.

•	Maximum Number of Subaccounts. Currently, you may allocate premiums or account value among up to 20 of the available subaccounts. Generally, within certain limits you may transfer account value periodically among subaccounts.

•	Funds Available for Investment. The Funds available for investment are listed at the beginning of this Prospectus. Each subaccount invests in a corresponding Fund. If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.

Transfers Among Subaccounts

•	Limitation on Transfers. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts during a contract year, but we will charge $25 per extra transfer (guaranteed not to exceed $30). See “Transfers Among Subaccounts.” We may impose additional restrictions on transfers that violate our Disruptive Trading Procedures. See “Transfers Among Subaccounts – Disruptive Trading.”

•	Minimum Amounts. Your transfer from a subaccount must be for a minimum of $100 or the total value in a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total subaccount value.

•	Transfer Programs. Several specialized transfer programs are available at no additional cost under the Contract. You cannot use more than one such program at a time.

➢	First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly or quarterly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in accumulation unit values over time. There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss. (See “Dollar Cost Averaging Program.”)

➢	Second, through participation in the Asset Allocation Program, you may select one of six asset allocation models. Unless you instruct us otherwise, your account value is automatically rebalanced at the end of each calendar quarter based on the asset allocation model selected. (See “Asset Allocation Program.”)

➢	Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your account value quarterly, semi-annually, or annually in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program.”)

Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender

•	Partial Withdrawals. At any time prior to the annuity date, if you submit a written request or obtain proper telephone authorization, you may withdraw part of your surrender value, subject to the following rules.

➢	You must request at least $100.
➢	Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured.
➢	We will not process a withdrawal which would reduce the surrender value below $5,000. (Please note that other rules apply if you elected the optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) or Guaranteed Minimum Income Benefit (“GMIB”) rider.)

•	Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. You may take your “free withdrawal account” (see “Surrender Charge” below) through lump sum withdrawals or the Systematic Withdrawal Program. For more information, see the “Systematic Withdrawal Program” section, later in this Prospectus.

•	Guaranteed Lifetime Amount. If the owner/annuitant (and joint annuitant, if applicable) are at least 60 years old and not more than age 80, the GMWB rider may be elected for an additional charge. The GMWB permits you to take minimum annual withdrawals called the Guaranteed Lifetime Amount (regardless of your account value) during your lifetime. See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.

•	Surrender. At any time prior to annuitization, you may submit a written request to surrender your Contract and receive its surrender value.

•	Surrender Charge. Surrenders and partial withdrawals may be subject to a surrender charge with the amount of the charge and the period that the charge applies depending on the Class (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals from the Contract in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) the sum of: 10% of each premium subject to a surrender charge (not to exceed the amount of each premium that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year; and (b) the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge. The gain in the Contract equals the excess, if any, of the contract value just prior to the withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums. The surrender charge applies to each subsequent premium, as well as the initial premium payment.

•	Tax Consequences. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted.

Death Benefits

•	Standard Death Benefit. The Contract provides a death benefit if you die before the annuity date. Unless you select an optional guaranteed minimum death benefit (“GMDB”) below, the standard death benefit equals the account value, less uncollected charges and any bonus amounts subject to recapture on death. If the owner (annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

•	GMDB Options. For an additional charge, you may elect one of the following GMDB options:

➢	Return of Premium
➢	Maximum Anniversary Value

If you elect a GMDB option, the death benefit will not be less than the applicable GMDB Base.

You can find more detailed information about the standard death benefit, the GMDB options, and how they are calculated, including age limitations that apply, under “Death Benefit.”

The payment of a death benefit may have tax consequences (see “Federal Tax Matters”).

Also, any death benefit applicable under a GMDB during the accumulation period will terminate upon the annuity date.

Annuity Payments

•	Annuity payments begin on the annuity date and are made under the annuity option you select.

•	For Contracts purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S, you may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. For IRA Series Contracts, keep in mind that you may need to take distributions or annuitize prior to the oldest annuitant’s 90th birthday to meet Federal Required Minimum Distributions. The annuity date for IRAs and tax sheltered annuities is generally when the owner/annuitant reaches age 70 1/2. Details about the annuity options available under the Contract can be found under “Annuity Options.”

•	Annuity payments may have tax consequences (see “Federal Tax Matters”).

•	If the annuitant and any joint annuitant are not over the age of 75 on the contract date, you may elect the GMIB for an additional charge. The GMIB is an optional rider that provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider.

•	All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Fees and Charges

•	Asset-Based Insurance Charge. We currently impose an asset-based insurance charge to cover expenses and certain risks. The amount of the charge varies by Class. We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. We don’t deduct this charge after the annuity date.

•	Surrender Charge. We may impose a surrender charge only if you surrender or take a withdrawal from your Contract. The amount and period of the surrender charge varies by Class and applies to the initial premium and all subsequent premiums.

•	Contract Fee. If the greater of account value (less uncollected charges) or premiums (less withdrawals), is less than $50,000, we currently impose a $50 contract fee on each contract anniversary and upon surrender or annuitization to reimburse us for expenses related to maintenance of these Contracts. This contract fee will not exceed $75. We don’t deduct this fee upon payment of a death benefit or after the annuity date.

•	Transfer Fee. You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge.

•	Rider Charges. If you elect a GMDB, GMIB, or GMWB rider, we deduct a charge that compensates us for the costs and risks we assume in providing the benefit. We won’t deduct this charge after the annuity date. The charges vary according to which riders you choose. If a rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. For more information on each rider charge, see “Charges, Deductions, and Credits” later in this Prospectus.

•	Premium Taxes. Under certain circumstances, we deduct a charge for any premium taxes imposed. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%. New York does not currently impose a premium tax on annuity contracts.

•	Redemption Fee. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Fund Expenses. You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

•	Current/Maximum Fees and Charges. We may change the current charges for the asset-based insurance charge, the contract fee, the transfer fee, the GMDB charge, the GMIB charge, and the GMWB charge, but the charges will never exceed the maximum charges listed in the Fee Table.

You can find detailed information about all fees and charges imposed on the Contract under “Charges, Deductions, and Credits.”

Ten Day Right to Review (“Free Look”)

•	When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

•	To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will refund your account value less any bonus amounts as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums as of the date we receive your returned contract.

Replacement of Contracts

•	It is advisable to always carefully consider the purchase of a Contract as a replacement for an existing annuity contract or life insurance policy. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the new Contract may impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract will be advantageous, given the Contract’s features, benefits, and charges compared to your existing contract. Because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

ML Life Insurance Company of New York and the Separate Account

ML Life Insurance Company of New York

We are a stock life insurance company organized under the laws of the State of New York on November 28, 1973 and engaged in the sale of life insurance and annuity products. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange. Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

The Separate Account

The ML of New York Variable Annuity Separate Account D (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.

We established the Separate Account on July 23, 2002. It is governed by New York law, our state of domicile. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account meets the definition of a separate account under the federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Effect of Segregation	•	Obligations to contract owners and beneficiaries that arise under the Contract are our obligations.
	•	We own all of the assets in the Separate Account.
	•	The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains or losses.
	•	The assets in each Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account.
	•	If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will ensure that the Separate Account’s assets are sufficient to meet our obligations under the federal securities laws.
	•	The assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.

Number of Subaccounts; Subaccount Investments

Subaccounts	•	There are 64 subaccounts currently available through the Separate Account. All subaccounts invest in a corresponding Fund.
	•	Subaccounts may be added or closed in the future.

Performance of Similar Funds	•	All of the underlying mutual funds offered through this Separate Account are available to the general public.
	•	Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same.
	•	Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of similarly named Fund available through the Contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Investments of the Separate Account

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to the Separate Account, separate accounts of Merrill Lynch Life Insurance Company (an indirect wholly owned subsidiary of AEGON USA), and members of the general public.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The Funds

The following tables summarize each Fund’s investment objective(s), investment adviser(s), asset class, and investment style. There is no assurance that any of the Funds will achieve the stated objective(s).

		Investment	Asset Class/
AIM Growth Series	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
AIM Basic Value Fund (Class A)	Seeks to provide long-term growth of capital.
Invesco Aim Advisors, Inc.

Subadvisers: AIM Funds
Management Inc.
(anticipates changing its
name to Invesco Trimark
Investment Management
Inc. on or prior to
December 31, 2008);
Invesco Global Asset
Management (N.A.), Inc.;
Invesco Institutional (N.A.),
Inc.; Invesco Senior
Secured Management, Inc.;
Invesco Hong Kong
Limited; Invesco Asset
Management Limited;
Invesco Asset Management
(Japan) Limited;
Invesco Asset Management
Deutschland, GmbH;
and Invesco Australia
Limited
Domestic Equity/ Large Cap Value

AIM Mid Cap Core Equity Fund (Class A)	Seeks to provide long-term growth of capital.
Invesco Aim Advisors, Inc.

Subadvisers: AIM Funds
Management Inc.
(anticipates changing its
name to Invesco Trimark
Investment Management
Inc. on or prior to
December 31, 2008);
Invesco Global Asset
Management (N.A.), Inc.;
Invesco Institutional (N.A.),
Inc.; Invesco Senior
Secured Management, Inc.;
Invesco Hong Kong
Limited; Invesco Asset
Management Limited;
Invesco Asset Management
(Japan) Limited;
Invesco Asset Management
Deutschland, GmbH;
and Invesco Australia
Limited
Domestic Equity/ Mid Cap Blend

The AllianceBernstein		Investment	Asset Class/
Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
AllianceBernstein International Value Fund (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	International Equity/ International

AllianceBernstein Small/Mid Cap Value Fund (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/ Small Cap Value

AllianceBernstein Value Fund (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/ Large Cap Value

		Investment	Asset Class/
Allianz Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Allianz CCM Capital Appreciation Fund (Class A)	Seeks long-term capital appreciation.	Allianz Global Investors Fund Management LLC Subadviser: Cadence Capital Management LLC	Domestic Equity/ Large Cap Blend

Allianz NFJ Dividend Value Fund (Class A)	Seeks long-term growth of capital and income.	Allianz Global Investors Fund Management LLC Subadviser: NFJ Investment Group L.P.	Domestic Equity/ Large Cap Value

Allianz NFJ Small-Cap Value Fund (Class A)	Seeks long-term growth of capital and income.	Allianz Global Investors Fund Management LLC Subadviser: NFJ Investment Group L.P.	Domestic Equity/ Small Cap Value

Allianz OCC Renaissance Fund* (Class A)	Seeks long-term growth of capital and income.	Allianz Global Investors Fund Management LLC Subadviser: Oppenheimer Capital LLC	Domestic Equity/ Mid Cap Value

American Century
Capital Portfolios,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Equity Income Fund** (A Class)	Seeks current income. Capital appreciation is a secondary objective.	American Century Investment Management, Inc.	Domestic Equity/ Large Cap Value

*	As of November 9, 2007, this Fund is closed to allocations of new premiums and incoming transfers of account value.

**	As of May 1, 2007, this Fund is closed to allocations of new premiums and incoming transfers of account value.

American Century		Investment	Asset Class/
Mutual Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Ultra® Fund* (A Class)	Seeks long-term capital growth.	American Century Investment Management, Inc.	Domestic Equity/ Large Cap Growth

		Investment	Asset Class/
American Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
The Bond Fund of America, Inc. (Class F)	Seeks to provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management Company	Fixed Income/ Intermediate Term

EuroPacific Growth Fund (Class F)	Seeks long-term capital appreciation.	Capital Research and Management Company	International Equity/ International

The Growth Fund of America, Inc. (Class F)	Seeks growth of capital.	Capital Research and Management Company	Domestic Equity/ Large Cap Growth

The Income Fund of America, Inc. (Class F)	Seeks to provide current income while secondarily striving for capital growth.	Capital Research and Management Company	Balanced/US

The Investment Company of America (Class F)	Long-term growth of capital and income.	Capital Research and Management Company	Domestic Equity/ Large Cap Value

BlackRock Basic		Investment	Asset Class/
Value Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Basic Value Fund, Inc. (Investor A)	Seeks capital appreciation, and, secondarily income.	BlackRock Advisors, LLC (“BlackRock Advisors”) Subadviser: BlackRock Investment Management LLC (“BlackRock Investment Management”)	Domestic Equity/ Large Cap Value

BlackRock Bond		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Total Return Fund (Investor A) (formerly, BlackRock Bond Fund)	Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index.	BlackRock Advisors Subadviser: BlackRock Financial Management, Inc. (“BlackRock Financial Management”)	Fixed Income/ Intermediate Term

*	As of May 1, 2007, this Fund is closed to allocations of new premiums and incoming transfers of account value.

BlackRock Bond		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock High Income Fund (Investor A)	Seeks to provide shareholders with as high a level of current income as is consistent with the investment policies of such Fund. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.	BlackRock Advisors Subadviser: BlackRock Financial Management	Fixed Income/ High Yield

		Investment	Asset Class/
BlackRock Fundamental Growth Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Fundamental Growth Fund, Inc. (Investor A)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Large Cap Growth

		Investment	Asset Class/
BlackRock Funds II	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Government Income Portfolio (Investor A)	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors Subadviser: BlackRock Financial Management	Fixed Income/ Intermediate Term

BlackRock
International Value
Trust (formerly		Investment	Asset Class/
BlackRock Funds II)	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock International Value Fund (Investor A)	Seeks current income and long-term growth of income, accompanied by growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management International Limited	International Equity/ International

BlackRock Global		Investment	Asset Class/
Allocation Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Global Allocation Fund, Inc. (Investor A)	Seeks to provide high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Global		Investment	Asset Class/
Growth Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Global Growth Fund, Inc. (Investor A)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management	International Equity/ Global

BlackRock Global		Investment	Asset Class/
SmallCap Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Global SmallCap Fund, Inc.* (Investor A)	Seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.	BlackRock Advisors Subadviser: BlackRock Investment Management	International Equity/ Global

BlackRock Index		Investment	Asset Class/
Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock International Index Fund* (Investor A)	Seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.	BlackRock Advisors Subadviser: BlackRock Investment Management	International Equity/ International

BlackRock S&P 500 Index Fund (Investor A)	Seeks to match the performance of the Standard & Poor’s® 500 Index as closely as possible before the deduction of Fund expenses.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Large Cap Blend

BlackRock Small Cap Index Fund* (Investor A)	Seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Small Cap Blend

*	As of May 1, 2007, this Fund is closed to allocations of new premiums and incoming transfers of account value.

BlackRock Large
Cap Series		Investment	Asset Class/
Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Large Cap Core Fund (Investor A)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Large Cap Blend

BlackRock Large Cap Growth Fund (Investor A)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Large Cap Growth

BlackRock Large Cap Value Fund (Investor A)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Large Cap Value

BlackRock
Short-Term Bond		Investment	Asset Class/
Series, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Short-Term Bond Fund* (Investor A)	Seeks to maximize total return, consistent with preservation of capital.	BlackRock Advisors Subadviser: BlackRock Financial Management	Fixed Income/ Low Duration

BlackRock Value
Opportunities Fund,		Investment	Asset Class/
Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
BlackRock Value Opportunities Fund, Inc. (Investor A)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management	Domestic Equity/ Small Cap Blend

Cohen & Steers Realty		Investment	Asset Class/
Income Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Cohen & Steers Realty Income Fund, Inc. (Class A)**	Seeks total return as a primary objective and emphasizes both current income and capital appreciation.	Cohen & Steers Capital Management	Alternative/REIT

		Investment	Asset Class/
Columbia Acorn Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Columbia Acorn USA(Class A)	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, L.P.	Domestic Equity/ Small Cap Blend

Columbia Acorn International (Class A)	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, L.P.	International Equity/ International

*	As of May 1, 2007, this Fund is closed to allocations of new premiums and incoming transfers of account value.

**	As of March 28, 2008, this Fund is closed to allocations of new premiums and incoming transfers of account value.

Columbia Funds		Investment	Asset Class/
Series Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Columbia Marsico Growth Fund (Class A)	Seeks long-term growth of capital.	Columbia Management Advisors, LLC Subadviser: Marsico Capital Management, LLC	Domestic Equity/ Large Cap Growth

Davis New York		Investment	Asset Class/
Venture Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Davis New York Venture Fund, Inc. (Class A)	Seeks long-term growth of capital.	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers-NY, Inc.	Domestic Equity/ Large Cap Value

Delaware Group		Investment	Asset Class/
Equity Funds III	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Delaware Trend Fund (Class A)	Seeks capital appreciation.	Delaware Management Company	Domestic Equity/ Small Cap Growth

Dreyfus Appreciation		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Dreyfus Appreciation Fund, Inc.	Seeks long-term capital growth consistent with the preservation of capital.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.	Domestic Equity/ Large Cap Blend

Eaton Vance		Investment	Asset Class/
Mutual Funds Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Eaton Vance Floating-Rate Fund (Class A)	Seeks to provide a high level of current income.	Boston Management and Research	Fixed Income/ Floating Rate

Eaton Vance Special		Investment	Asset Class/
Investment Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Eaton Vance Large-Cap Value Fund (Class A)	Seeks total return.	Boston Management and Research	Domestic Equity/ Large Cap Value

Federated Equity		Investment	Asset Class/
Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Federated Capital Appreciation Fund (Class A)	Seeks to provide capital appreciation.	Federated Equity Management Company of Pennsylvania	Domestic Equity/ Large Cap Blend

Federated Kaufmann Fund (Class A)	Seeks to provide capital appreciation.	Federated Equity Management Company of Pennsylvania Subadviser: Federated Global Investment Management Corp.	Domestic Equity/ Mid Cap Growth

Fidelity Advisor		Investment	Asset Class/
Series I	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Advisor Equity Growth Fund* (Class A)	Seeks capital appreciation.	Fidelity Management & Research Company Subadvisers: • Fidelity Management & Research (U.K.) Inc. • Fidelity Management & Research (Far East) Inc. • Fidelity Investments Japan Limited. • FMR Co., Inc.	Domestic Equity/ Large Cap Growth

		Investment	Asset Class/
Janus Adviser Series	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Janus Adviser Forty Fund (Class A)	Seeks long-term growth of capital.	Janus Capital Management LLC	Domestic Equity/ Large Cap Growth

Janus Adviser Mid Cap Growth Fund (Class A)	Seeks long-term growth of capital.	Janus Capital Management LLC	Domestic Equity/ Mid Cap Growth

*	As of May 1, 2007, this Fund is closed to allocations of new premiums and incoming transfers of account value.

		Investment	Asset Class/
JPMorgan Trust II	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
JPMorgan Multi-Cap Market Neutral Fund (Class A)	Seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic performance.	JPMorgan Investment Advisors Inc.	Alternative/ Market Neutral

JPMorgan Small Cap Growth Fund (Class A)	Seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.	JPMorgan Investment Advisors Inc.	Domestic Equity/ Small Cap Growth

Lord Abbett		Investment	Asset Class/
Affiliated Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Lord Abbett Affiliated Fund, Inc. (Class A)	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC	Domestic Equity/ Large Cap Value

Lord Abbett Bond-		Investment	Asset Class/
Debenture Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Lord Abbett Bond-Debenture Fund, Inc. (Class A)	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC	Fixed Income/ High Yield

Lord Abbett Mid-Cap		Investment	Asset Class/
Value Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Lord Abbett Mid-Cap Value Fund, Inc. (Class A)	Seeks capital appreciation.	Lord, Abbett & Co. LLC	Domestic Equity/ Mid Cap Value

Merrill Lynch Ready		Investment	Asset Class/
Assets Trust	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Merrill Lynch Ready Assets Trust	Seeks preservation of capital, liquidity, and the highest possible current income consistent with this objective.	BlackRock Advisors, LLC/BlackRock Institutional Management Corporation	Fixed Income/ Money Market

Oppenheimer Capital		Investment	Asset Class/
Appreciation Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Oppenheimer Capital Appreciation Fund (Class A)	Seeks capital appreciation.	OppenheimerFunds, Inc.	Domestic Equity/ Large Cap Growth

Oppenheimer Main		Investment	Asset Class/
Street Funds,® Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Oppenheimer Main Street Fund® (Class A)	Seeks a high total return.	OppenheimerFunds, Inc.	Domestic Equity/ Large Cap Blend

Oppenheimer Main
Street Small		Investment	Asset Class/
Cap Fund®	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Oppenheimer Main Street Small Cap Fund® (Class A)	Seeks capital appreciation.	OppenheimerFunds, Inc.	Domestic Equity/ Small Cap Blend

		Investment	Asset Class/
PIMCO Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
PIMCO CommodityRealReturn Strategy Fund (Class A)	Seeks maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC	Alternative/Commodity

PIMCO Low Duration Portfolio (Class A)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC	Fixed Income/Low Duration

PIMCO Real Return Fund (Class A)	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC	Fixed Income/ Real Return

PIMCO Total Return Fund (Class A)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC	Fixed Income/ Intermediate Term

Pioneer Emerging		Investment	Asset Class/
Markets Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Pioneer Emerging Markets Fund (Class A)	Seeks long-term capital appreciation.	Pioneer Investment Management, Inc.	International Equity/ Emerging Markets

		Investment	Asset Class/
Pioneer Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Pioneer Fund (Class A)	Seeks reasonable income and capital growth.	Pioneer Investment Management, Inc.	Domestic Equity/ Large Cap Blend

Pioneer High Yield		Investment	Asset Class/
Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Pioneer High Yield Fund (Class A)	Seeks to maximize total return through a combination of income and capital appreciation.	Pioneer Investment Management, Inc.	Fixed Income/ High Yield

Pioneer Real Estate		Investment	Asset Class/
Shares Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Pioneer Real Estate Shares Fund (Class A)	Seeks long-term growth of capital. Current income is a secondary objective.	Pioneer Investment Management, Inc. Subadviser: AEW Management and Advisors, L.P.	Alternative/REIT

Pioneer Small Cap		Investment	Asset Class/
Value Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Pioneer Small Cap Value Fund (Class A)	Seeks capital growth.	Pioneer Investment Management, Inc.	Domestic Equity/ Small Cap Value

Seligman Capital		Investment	Asset Class/Investment
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Style
Seligman Capital Fund, Inc. (Class A)	Seeks capital appreciation.	J. & W. Seligman & Co. Incorporated	Domestic Equity/ Mid Cap Growth

		Investment	Asset Class/
Templeton Funds, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Templeton Foreign Fund (Class A)	Seeks long-term capital growth.	Templeton Global Advisors Limited	International Equity/ International

Templeton Growth		Investment	Asset Class/
Fund, Inc.	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Templeton Growth Fund, Inc. (Class A)	Seeks long-term capital growth.	Templeton Global Advisors Limited	International Equity/ Global

		Investment	Asset Class/
Transamerica Funds	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Transamerica Convertible Securities (Class A)	Seeks maximum total return through a combination of current income and capital appreciation.	Transamerica Asset Management, Inc. Subadviser: Transamerica Investment Management, LLC	Alternative/Convertibles

Transamerica Equity (Class A)	Seeks to maximize long-term growth.	Transamerica Asset Management, Inc. Subadviser: Transamerica Investment Management, LLC	Domestic Equity/ Large Cap Growth

Transamerica Growth Opportunities (Class A)	Seeks to maximize long-term growth.	Transamerica Asset Management, Inc. Subadviser: Transamerica Investment Management, LLC	Domestic Equity/ Mid Cap Growth

Transamerica Small/Mid Cap Value (Class A)	Seeks to maximize total return.	Transamerica Asset Management, Inc. Subadviser: Transamerica Investment Management, LLC	Domestic Equity/ Small Cap Blend

Van Kampen		Investment	Asset Class/
Comstock Fund	Investment Objective	Adviser(s)/Subadviser(s)	Investment Style
Van Kampen Comstock Fund (Class A)	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management	Domestic Equity/ Large Cap Value

In order to obtain copies of the Funds’ prospectuses you may call one of our customer service representatives at 1-800-535-5549.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) receive the following payments, which may be significant, from the Funds, their advisers, distributors, or affiliates thereof.

•	Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.125 to 0.35% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•	Recordkeeping Fees. We receive fees from Fund assets for certain recordkeeping and transfer agency services. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0% to 0.10% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•	Payments from the Fund Investment Advisers. We receive payments from the investment adviser (or affiliates thereof) of the Funds. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.30% annually.

The combined percentages we receive with regard to each Fund currently range from 0.325% to 0.55%

Additionally, certain of the Funds (and other retail mutual funds managed by the advisers or subadvisers of the Funds) may be sold through MLPF&S. These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with FINRA rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S’s Financial Advisors, which are also involved in the distribution of the Contracts.

Furthermore, our parent, AEGON USA, receives indirect compensation on assets invested in AEGON USA’s proprietary Funds (the Transamerica Funds), because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, AEGON USA may receive more revenue with respect to proprietary Funds than nonproprietary Funds.

In addition, consistent with applicable laws, management and employees of BlackRock, Inc, (“BlackRock”) are provided a broad level of access and exposure to MLPF&S, its Financial Advisors and other personnel, marketing events and materials, and client-related and other information because of their affiliation. Such broad access and exposure is not available to other asset managers and may enhance BlackRock’s ability to sell its Funds.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or incoming transfers of account value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract owners.

You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the account value of your Contract resulting from the performance of the Funds you have chosen.

Other Share Classes and Portfolios

The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment

The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Substitution of Investments

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing account value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of account value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the SEC and applicable state insurance departments. We will notify you of any substitutions.

Features and Benefits of the Contract

As we describe the Contract, we will often use the word “you.” In this context “you” means “contract owner.”

Ownership of the Contract

The contract owner is entitled to exercise all rights under the Contract. For IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts, the contract owner and annuitant must be the same person. You may designate a beneficiary. If you die before the annuity date, the beneficiary will receive a death benefit. If you irrevocably name a beneficiary, you can later change the beneficiary only with the irrevocable beneficiary’s written consent. If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract as the new owner under the Spousal Beneficiary Continuation Option. See “Spousal Beneficiary Continuation Option.”

For Contracts purchased through an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account the contract owner will be the account and the annuitant must generally be the account owner and the account must be the beneficiary.

Federal tax law does not permit a change of ownership of a qualified contract. We are not responsible for the tax consequences of any change in ownership. The Contract may not be sold, discounted, pledged or assigned as collateral for a loan or as a security for the performance of any obligation.

Issuing the Contract

Issue Age.  For IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts, the contract owner and annuitant generally must be under 70 1/2 years old when we issue the Contract, unless certain exceptions are met. For Contracts purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S, the owner of the Account and any annuitant must not be older than 80 years old when we issue the Contract. If you elect the GMIB, no annuitant can be more than 75 years old when we issue the Contract. If you elect the GMWB, no annuitant can be more than 80 years old when we issue the Contract.

Information We Need To Issue The Contract.  Before we issue the Contract, we need certain information from you. We require you to complete and return a written application in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the application or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days (or longer if you consent), we will return the premium and no Contract will be issued.

Ten Day Right to Review (“Free Look”)

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will then refund your account value less any bonus amounts as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums.

Classes

The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes a different level of surrender charge and asset-based insurance charge. Depending on your needs and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following four available Classes of the Contract:

B Class	The B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment, and an asset-based insurance charge of 1.25% of subaccount assets (guaranteed not to exceed 2.00%).

L Class	The L Class reduces the period of time that a surrender charge applies on withdrawals, but imposes a higher asset-based insurance charge than the B Class. The L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment, and an asset-based insurance charge of 1.45% of subaccount assets (guaranteed not to exceed 2.00%).

C Class	The C Class imposes a surrender charge on withdrawals for only one year after each premium payment, but imposes a higher asset-based insurance charge than the B Class and L Class. The C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following the payment of each premium and an asset-based insurance charge of 1.60% of subaccount assets (guaranteed not to exceed 2.00%).

XC Class	The XC Class adds a bonus amount to account value each time a premium payment is made, but imposes a longer surrender charge period and a higher asset-based insurance charge than any other Class. The XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment, and an asset-based insurance charge of 1.65% of subaccount assets (guaranteed not to exceed 2.00%).

Bonus Payment and Recapture (For XC Class)

With regard to your initial premium payment, we will add the applicable bonus amount to your account value on the contract date. With regard to each additional premium payment, we will add the applicable bonus amount to your account value at the end of the valuation period during which that premium payment is received and accepted at our Service Center. The bonus amount is allocated among the subaccounts in the same manner as the corresponding premium payment.

Each premium payment is allocated to the bonus tiers shown below based on the amount of cumulative premium payments. Each bonus tier amount is the amount of the premium payment allocated to that tier multiplied by the current bonus percentage associated with that tier. The bonus amount attributable to the premium payment is the sum of the bonus tier amounts. Because of the way the tiers work, it may not be advantageous to purchase multiple XC Class Contracts.

We may change the current bonus percentages, but they will never be less than the minimum bonus percentages listed in the table. Any changes may apply to newly issued Contracts and to subsequent premium payments for existing Contracts.

		Then	Then	Then
		Maximum	Current	Minimum
		Bonus	Bonus	Bonus
		Percentage	Percentage	Percentage
Tier	If Cumulative Premium Payments Are:	Is:	Is:	Is:
1	Less than or equal to $25,000	5.0%	4.5%	3.0%

2	Greater than $25,000 but less than or equal to $125,000	5.5%	4.5%	3.0%

3	Greater than $125,000 but less than or equal to $500,000	5.5%	4.5%	3.5%

4	Greater than $500,000 but less than or equal to $1,000,000	6.0%	5.5%	4.0%

5	Greater than $1,000,000	7.0%	5.5%	4.5%

We may apply different bonus percentages to each premium payment by breaking out the payment according to the ranges in the above table and multiplying the portion of the payment allocated to each tier by that tier’s current bonus percentage. However, a premium payment will only be allocated to the first tier if cumulative premium payments are less than or equal to $25,000. If the initial premium payment exceeds $25,0000, the first tier will not apply and the second tier will apply to all cumulative premiums less than or equal to $125,000.

For example, an initial premium payment of $20,000 would receive a maximum bonus amount of $1,000 ($20,000 × 0.05(tier 1)). If the initial premium payment is $100,000, the maximum bonus amount would be $5,500 ($100,000 × 0.055(tier 2)). However, an initial premium payment of $700,000 would receive a maximum bonus amount of $39,500 ($125,000 × 0.055 (tier 2) + $375,000 × 0.055 (tier 3) + $200,000 × 0.06 (tier 4)). When calculating each bonus amount, “cumulative premium payments” do not include bonus amounts we have previously added to your account value.

From time to time, we may offer a promotional program with promotional rates for XC Class Contracts issued within specified periods of time (each a “Promotional Period”). Such promotional programs may apply to initial and/or subsequent premium payments received during the Promotional Period. Initial and/or subsequent premium payments received after the Promotional Period will receive the current bonus percentage in effect at that time. No bonus amount (or subsequent recapture thereof, as discussed below) applied pursuant to a promotional program will be based on a percentage that exceeds the maximum bonus percentages shown in the above table. We may terminate any promotional program, or offer another promotional program, at any time in our sole discretion.

If you return the Contract during the “free look” period (see “Ten Day Right to Review (“Free Look”)”), we will take back all of the bonus amount(s) we added to your Contract (i.e., recapture it). In addition, we may recapture the bonus in other circumstances. If you surrender the Contract within the three year period following our receipt of a premium payment, we will recapture all or a portion of the bonus amount; if you make a partial withdrawal within the three year period following our receipt of a premium payment, we may recapture all or a portion of the bonus amount. The bonus recapture percentages are presented in the following schedule:

Bonus Recapture Percentage for
Completed Years Since Receipt	Surrenders and Partial Withdrawals
0	100%

1	65%

2	30%

3+	0%

If you die (or the annuitant dies if any contract owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account), we will only recapture the bonus amounts credited within the six months prior to the date of death and any bonus amount credited after the date of death. The amount recaptured will be based on the schedule shown above. If you die and your spouse continues the Contract, any remaining bonus amounts will no longer be subject to recapture. We do not recapture any bonus amounts on annuitization.

We will recapture bonus amounts from your account value at the end of the valuation period during which your transaction request for payment of a death benefit and due proof of death documentation is received and accepted at our Service Center.

For each premium payment, the bonus amount subject to recapture is equal to the applicable bonus recapture percentage multiplied by [(a) minus (b)] where:

(a)	is the bonus amount attributable to that premium; and

(b)	is the sum of: each previously recaptured bonus amount attributable to that premium payment divided by the bonus recapture percentage on the date such amount was recaptured.

If you make a partial withdrawal, we will deduct bonus amounts subject to recapture based on the associated premiums withdrawn from the Contract, which are assumed to be withdrawn on a “First In, First Out” (or “FIFO”) basis. Currently, we do not recapture any bonus amounts on withdrawals that are within the “free withdrawal amount.” The amount recaptured is based on the bonus amount subject to recapture multiplied by the ratio of: (i) the associated premium withdrawn which was subject to a surrender charge to (ii) the total amount of that premium remaining in the Contract immediately prior to the withdrawal which was subject to a surrender charge. We will deduct each recaptured bonus amount on a pro rata basis from among the subaccounts you are invested in, based on the ratio of your subaccount value to your account value before the partial withdrawal.

If we recapture a bonus, we will take back the bonus amount as if it had never been applied. However, you bear any investment loss and will retain any investment gain attributable to the bonus. We will not recredit any charges, including asset-based insurance charges, imposed on a bonus amount we later take back.

For an example of how we calculate and recapture bonus amounts, see Appendix A.

The XC Class imposes higher fees and charges that are used to fully or partially offset bonus amounts paid into the Contract. During the surrender charge period, the amount of the bonus may be more than offset by the applicable bonus recapture percentages, higher asset-based insurance charges and higher surrender charges, Contract Classes that do not offer a bonus amount and have lower fees and charges may provide larger cash surrender values than the XC Class, depending on the performance of your chosen subaccounts. We encourage you to talk with your Financial Adviser and determine which Class of the Contract is most appropriate for you.

Premiums

Minimum and Maximum Premiums.  The initial premium must be $10,000 or more. The minimum subsequent premium is $50. No additional premiums will be accepted on or after the owner (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) reaches age 81 for XC Class Contracts; age 83 for B Class Contracts; and age 85 for L Class and C Class Contracts. The minimum premiums do not vary by Class. We may refuse to issue a Contract or accept additional premiums, if the total premiums paid under all variable annuity contracts issued by us or our affiliate, Merrill Lynch Life Insurance Company, or any other life insurance company affiliate, on your life (or the life of the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) exceed $1,000,000. New contributions (i.e., contributions other than transfers and rollovers) cannot be made to an IRA after age 70 1/2; however, if the Contract is held by an IRA Account, Roth IRA Account, SIMPLE IRA Account, and SEP IRA Account, we will accept new contributions into the Contract but not the Account. Restrictions on your subsequent premiums also apply if you elect a GMWB. (See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.)

The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to the Contract. For IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts, we accept the following as initial premiums:

•	rollover contributions from certain qualified plans, governmental 457(b) plans, and IRAs;
•	amounts transferred from another IRA; and
•	contributions made pursuant to a Simplified Employee Pension up to certain limits.

Additional premiums will be accepted but cannot exceed the annual contribution limits for a calendar year, as specified under the IRC. Withdrawals from tax sheltered annuities are restricted. The contract owner must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the IRC. The contract owner must also determine whether such amount qualifies as a permissible rollover contribution for income tax purposes.

Transfer amounts from tax sheltered annuity plans that are not subject to the Employee Retirement Income Security Act of 1974, as amended, will be accepted as premium payments, as permitted by law. Other premium payments will not be accepted under a Contract used as a tax sheltered annuity.

How to Make Payments.  You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have the money debited from your MLPF&S brokerage account.

Automatic Investment Feature.  You may make systematic premium payments on a monthly, quarterly, semi-annual, or annual basis. Each payment must be for at least $50. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. This feature cannot begin until at least 30 days after the contract date. If you select the Asset Allocation Program or the Rebalancing Program, premiums will be allocated based on the model or the specified subaccounts and percentages you have selected. If you elect the GMWB, the Automatic Investment Feature will terminate upon your first withdrawal. You may change the specified premium amount, the frequency, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this feature at any time.

Premium Investments.  As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value. Currently, you may allocate your premium among up to 20 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Basic Value Subaccount, 58% allocated to the BlackRock Total Return Subaccount, and 30% allocated to the BlackRock Fundamental Growth Subaccount. However, you may not allocate 33 1/3% to the BlackRock Basic Value Subaccount and 66 2/3% to the BlackRock Fundamental Growth

Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. If your existing allocation instructions include any subaccounts that are closed, we will not accept the premium payment. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value for each Class, called the accumulation unit value. The accumulation unit value for each Class and subaccount varies daily with the performance and expenses of the corresponding Fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

•	We calculate a Class-specific accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open.

•	Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the accumulation unit value next calculated after our Service Center receives notice of the transaction.

•	For premium payments, bonus amounts under an XC Class Contract, and transfers into a subaccount, accumulation units are purchased.

•	For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due, accumulation units are redeemed.

•	To the extent permitted by law, we may change when the accumulation unit value is calculated by giving you 30 days notice or we may defer calculation of the accumulation unit value if an emergency exists making valuation of assets in the Separate Account not reasonable practicable or if the SEC permits such deferral.

How Do We Determine The Number of Units?

•	We determine the number of accumulation units purchased by dividing the dollar value of the premium payment, bonus amount under an XC Class Contract, or the amount transferred into a Class of a subaccount by the value of one accumulation unit for that Class of the subaccount for the valuation period in which the premium payment or transfer is made or bonus amount is added.

•	Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a Class of the subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due by the value of one accumulation unit for that Class of a subaccount for the valuation period in which the redemption is made.

•	The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made.

•	The number of subaccount accumulation units will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the calculation of the accumulation unit values.

When we establish a subaccount, we set an initial value for an accumulation unit for each Class of that subaccount. Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for that Class and subaccount for the prior valuation period by the net investment factor for that Class and subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a Class of a subaccount from one valuation period to the next. For any Class of any subaccount, we determine the net investment factor by dividing the value of the assets of that subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for that Class and subaccount for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Charges, Deductions and Credits – Other Charges.”)

Transfers Among Subaccounts

General.  Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts during the contract year, but we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We will deduct the transfer fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” and “Rebalancing Program.”)

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of account value. You must transfer at least $100 or the total value of a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total value of that subaccount.

You may request transfers in writing or, once we receive proper telephone authorization, by telephone. Once we receive proper authorization, transfer requests may also be made through your Financial Advisor, or another person you designate. Transfers will be processed as of the end of the valuation period on the date the Service Center receives all the information necessary to process the transfer. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading.  Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar or percentage of account value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging Program

What Is It?  The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program may not begin until at least 30 days after the contract date. This program allows you to reallocate money at monthly or quarterly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly or quarterly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month or quarter we will transfer amounts from the subaccount that you designate and allocate them, in accordance with your allocation instructions, to the subaccounts that you select, as described in “Minimum Amounts” below.

If you choose the Asset Allocation Program or the Rebalancing Program, or if you elect the GMWB, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

Participating in the DCA Program.  You can choose the DCA Program any time before the annuity date. You may elect the DCA Program in writing or, once we receive proper telephone authorization, by telephone. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts.  To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount from which the DCA transfers will be made. We determine the amount by multiplying the specified length of your DCA Program in months or quarters by your specified monthly or quarterly transfer amount. Amounts of $100 or more must be allotted for each transfer in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your designated subaccount drop below the selected monthly or quarterly transfer amount, you will need to put more money in to continue the DCA Program.

When Do We Make DCA Transfers?  You select the date for DCA transfers, within certain limitations. We will make the first DCA transfer on the selected date following the later of 30 days after the contract date or the date we receive notice of your DCA election at our Service Center. We’ll make subsequent DCA transfers on the same day of each succeeding month or quarter. You may change the frequency of the DCA transfer at any time. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

Asset Allocation Program

The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program.

General.  We make available to contract owners an Asset Allocation Program, for which Roszel Advisors, LLC (“Roszel Advisors”) provides investment advice. Roszel Advisors is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we pay Roszel Advisors 0.075% of the value of the assets in the Merrill Lynch Investor Choice Annuity® and the IRA Annuity® products’ Asset Allocation Programs. If you participate in the Asset Allocation Program, Roszel Advisors will serve as your investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all account value in the Program. There is no charge for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of Roszel Advisors; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.

There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.

Asset Allocation Models.  Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will have his or her account value allocated according to one of the model portfolios developed by Roszel Advisors. There are currently six asset allocation models to choose from:

•	Conservative (formerly, Capital Preservation)
•	Moderately Conservative (formerly, Income)
•	Moderate (formerly, Income & Growth)
•	Moderately Aggressive (formerly, Growth)
•	Aggressive (formerly, Aggressive Growth)
•	All Equity Plus

When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the

Program participant based on his or her investment goals and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative. Each model identifies specific subaccounts and the percentage of premium or account value allocated to each of those subaccounts. The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models except the All Equity Plus model may include subaccounts which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. It is intended that the All Equity Plus model will not use any fixed income funds and thus may be more aggressive than the other models available. You should only select the All Equity Plus model if it is appropriate for your investment goals and risk tolerance.

Certain Asset Allocation Models may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Withdrawal Benefit.”)

Changes to the Composition of Asset Allocation Models.  On a quarterly basis, Roszel Advisors reviews the asset allocation models and may adjust the composition of each model. Any adjustments become effective on the last business day of the calendar quarter.

If, as a result of such review, a change is made to an asset allocation model, Roszel Advisors will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). Roszel Advisors provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, Roszel Advisors considers that Program participant to have rejected all future changes in the model and the Asset Allocation Program will be terminated. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will not receive a periodic review of or changes to his or her portfolio, as would be provided by Roszel Advisors for the asset allocation models. In addition, those Program participants will no longer receive written materials from Roszel Advisors about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.

Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of the calendar quarter.

Initial Allocation to the Selected Asset Allocation Model.  If you elect the Asset Allocation Program at the time you purchase a Contract, we will allocate your initial premium to the selected model on the contract date, unless your premium is required to be initially allocated to the Merrill Lynch Ready Assets Subaccount. If you elect the Asset Allocation Program at any time after the contract date, we will reallocate your account value on the last business day of the calendar quarter in which we receive the information necessary to process the request in accordance with the selected model in effect at that time.

Quarterly Rebalancing.  On the last business day of each calendar quarter, we automatically rebalance the account value to maintain the subaccounts and percentages for each Program participant’s selected asset allocation model. This quarterly rebalancing takes account of:

•	increases and decreases in account value in each subaccount due to subaccount performance,
•	increases and decreases in account value in each subaccount due to subaccount transfers, withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments (particularly if allocated to specific subaccounts designated by the contract owner), and
•	any adjustments Roszel Advisors has made to the selected model.

If you elect the Asset Allocation Program after the Contract has been issued, the first quarterly rebalancing will occur at the end of the first calendar quarter following the election.

We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums.  The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly.

Other Information.  At any time, a Program participant can request to change his or her selected model or the allocation of his or her account value among the subaccounts, or can elect to terminate the Asset Allocation Program. Roszel Advisors will contact Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify Roszel Advisors of any changes to their financial situation or investment objectives or if they wish to change their selected model or create a self-directed portfolio.

Funds selected by Roszel Advisors to be part of an asset allocation model may be advised or subadvised by Roszel Advisors or one of its affiliates. To the extent that Roszel Advisors includes such proprietary Funds in its models, Roszel Advisors and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) Although Roszel Advisors and its affiliates may benefit financially from the inclusion of proprietary Funds in the asset allocation models, Roszel Advisers does not take such benefits into account in selecting the Funds for the models. You should be aware of this potential financial benefit, however, if you elect to participate in the Asset Allocation Program.

For more information on Roszel Advisor’s role as investment adviser for Program participants, please see Roszel Advisor’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to contract owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-333-6524 with questions about the Asset Allocation Program or the asset allocation models at any time.

Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.

The Asset Allocation Program may be altered at any time by us.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your account value quarterly, semi-annually, or annually based on the rebalancing date you select and according to the subaccounts and percentages you select based on your investment goals and risk tolerance.

If you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. You select the rebalancing frequency and the date for the initial rebalancing within certain limitations. The date you select cannot be earlier than 30 days from the contract date. On the date you select and on each rebalancing date thereafter based on the rebalancing frequency you select, we automatically reallocate your account value to maintain the particular percentage allocation among the subaccounts that you have selected. If based on your selected date, rebalancing would occur on a date that is not a business day, the rebalancing will occur on the business day following your selected date. You may change the frequency of the Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in account value in each subaccount due to subaccount performance, and

•	increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or, once we receive proper telephone authorization, by telephone. If you elect the Rebalancing Program, you must include all account value in the program. We allocate all premiums paid under the automatic investment feature and, unless you instruct us otherwise, all other premiums in accordance with the particular percentage allocation among the subaccounts that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.

The Rebalancing Program in accordance with certain allocation parameters may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Withdrawal Benefit.”)

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot also elect the Rebalancing Program.

Partial Withdrawals

When and How Partial Withdrawals are Made.  Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals. (See “Partial Withdrawals – Systematic Withdrawal Program.”) Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request.

The “free withdrawal amount” equals the greater of (a) or (b), where:	(a) = the sum of: 10% of the amount of each premium subject to a surrender charge (not to exceed the amount of each premium that has not been previously withdrawn as of the beginning of the contract year); less any prior withdrawals during that contract year; and
(b) = the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge.

The gain in the Contract is determined as the excess, if any, of (b) over (a) where:	(a) = all premiums paid into the Contract less prior withdrawals of premiums, and (b) = the contract value just prior to the withdrawal.

Any amount previously withdrawn from the Contract during that contract year will be taken into account in determining the “free withdrawal amount” available as of the date of the withdrawal request. For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. We do not currently recapture bonus amounts for withdrawals within the “free withdrawal amount.” Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis.

Withdrawals may be subject to tax and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. Withdrawals from tax sheltered annuity Contracts are restricted. (See “Federal Tax Matters.”)

Example.  Assume that you pay an initial premium of $100,000 and a B Class Contract is issued on June 1, 2008. Assume that your account value equals $105,000 on November 1, 2008 due to positive investment performance. On that date, you withdraw $20,000. The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of each premium subject to a surrender charge (not to exceed the premiums that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year (10% of $100,000 = $10,000); and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a surrender charge.

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. You may make a withdrawal request in writing to our Service Center or, once we’ve received a proper telephone authorization, by telephone, but only if the amount withdrawn is to be paid into an MLPF&S brokerage account or sent to the address of record. We will process your partial withdrawal as of the end of the valuation period during which we receive the necessary information. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Minimum Amounts.  The minimum amount that may be withdrawn is $100. Unless you have elected the GMWB or GMIB rider, we will not process a withdrawal which would reduce the surrender value below $5,000. We reserve the right to change these minimums.

What is the Systematic Withdrawal Program?  The Contract offers an optional Systematic Withdrawal Program. This program may not begin until at least 30 days after the contract date. You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the contract in the same contract year, exceed the “Available Systematic Withdrawal Program Amount” described under “Program Amounts” below.

We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make changes to this program at any time.

Participating in the Systematic Withdrawal Program.  You may choose the Systematic Withdrawal Program any time prior to the annuity date. You may elect the Systematic Withdrawal Program in writing or, once we receive proper telephone authorization, by telephone. You may change the payment date, frequency, payment amount, payment destination or cancel the Systematic Withdrawal Program at any time by notifying us in a form satisfactory to us. The payment destination for all the Systematic Withdrawal Program payments elected by telephone must be either your address of record or your MLPF&S brokerage account. You may also elect in writing to have the Systematic Withdrawal Program payments sent to your bank or other financial institution. You may elect a payment date, which can be any date from the 1st through the 28th day of the month. Your participation in the program will automatically end when your Contract reaches the annuity date.

Program Amounts.  Each withdrawal must be for at least $100 and the remaining surrender value must be at least $5,000. We currently limit the total amount of these withdrawals in any contract year to:

•	10% of each premium paid into the Contract (but not more than the remaining premium in the Contract) that is subject to surrender charge, plus
•	100% of the remaining premiums in the Contract that are no longer subject to a surrender charge, less
•	any prior withdrawals from the Contract in that contract year.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal of the surrender value, subject to the following conditions.

Surrenders	•	Any request to surrender the Contract must be in writing.
	•	The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center.
	•	We will pay you an amount equal to the surrender value as of the end of the valuation period when we process the surrender which is equal to the account value, minus any surrender charge (which varies according to the Class of the Contract), minus any recaptured bonus amount (for XC Class Contracts), minus any applicable contract fee, minus any uncollected GMDB charge, minus any uncollected GMIB charge, or GMWB charge, and minus any applicable charge for premium taxes. (See “Charges, Deductions, and Credits.”)
	•	We won’t impose a surrender charge on the “free withdrawal amount” determined as of the date of the surrender request. (See “Partial Withdrawals” for a discussion of the calculation of the “free withdrawal amount.”)
•	Surrenders may be subject to tax and, if made prior to age 59 1/2, may also be subject to a 10% federal penalty tax. Surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Federal Income Taxes.”)

Surrender Charges by Class	•	B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment.
	•	L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment.
	•	C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following payment of each premium.
	•	XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment.

For more information on surrender charges, see “Charges, Deductions, and Credits – Surrender Charge.”

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, no new annuitant may be named and the death benefit will be paid to the beneficiary. If your sole beneficiary is your surviving spouse, he or she may instead elect to continue the Contract. (See “Spousal Beneficiary Continuation Option.”)

Death Benefit

Standard Death Benefit.  The Contract provides a death benefit to the beneficiary if you die (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account or SEP IRA Account) before the annuity date. Unless you purchase an optional guaranteed minimum death benefit (“GMDB”), the standard death benefit equals the account value, less uncollected charges (and for XC Class Contracts, any bonus amounts subject to recapture), on the death of the owner. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) Generally, if the owner (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

GMDB Options.  For an additional charge, you may elect one of the GMDB options available under the Contract if you (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) are age 75 or under on the contract date. If you purchase a GMDB, under the B Class, L Class, or C Class Contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base (described below). However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner, or the GMDB Base. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) If a contract owner dies (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) within 90 days of the contract date, the GMDB Base is zero and no GMDB will be payable.

The GMDB options are:

•	Return of Premium GMDB
•	Maximum Anniversary Value GMDB

Once you elect a GMDB option, you cannot change or cancel it. Although we currently permit a GMDB option to be elected at issue only, we reserve the right to permit contract owners to elect a GMDB after issue in the future. The GMDB, however, will terminate if you annuitize or surrender the Contract, upon death (unless the Contract is continued by an eligible spousal beneficiary who qualifies to continue the GMDB rider); or if the Contract otherwise terminates.

GMDB Base – Return of Premium.  If you purchase the Return of Premium GMDB, the GMDB Base equals:

• the premiums paid into the Contract less • “adjusted” withdrawals from the Contract.
For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

  (a) = GMDB Base and

  (b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMDB Base – Maximum Anniversary Value.  If you purchase the Maximum Anniversary Value GMDB, the GMDB Base equals the greatest of the anniversary values.

An anniversary value is equal to the contract value on the contract date or on a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary. “Adjusted withdrawals” are calculated according to the formula used for the Return of Premium GMDB Base, as described above in the “GMDB Base – Return of Premium (Standard Version)” section.

We will calculate an anniversary value on the contract date and for each contract anniversary thereafter through the earlier of the contract anniversary on or following your 80th birthday or the anniversary on or prior to your date of death. If an owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, we will use the annuitant’s 80th birthday or the anniversary value on or prior to the annuitant’s date of death.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix B.

GMDB Limitation.  If a contract owner dies (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) within 90 days of the contract date, the GMDB Base is zero and no GMDB will be payable.

GMDB Charge.  We deduct a charge for the selected GMDB option that compensates us for the costs and risks we assume in providing the GMDB benefit. (See “Charges, Deductions, and Credits – GMDB Charge.”)

Payment of Death Benefit

Unless you have provided otherwise, the death benefit will be paid to, or in equal shares to:

a.	The primary beneficiary who survives you (or who survives the annuitant if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account); or, if no primary beneficiary survives you,

b.	The contingent beneficiary who survives you (or who survives the annuitant if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account); or, if no contingent beneficiary survives you,

c.	Your estate.

If a beneficiary survives you, but dies before the death benefit is paid, the heirs or estate of such beneficiary are entitled to the death benefit that would otherwise have been paid to such beneficiary.

The beneficiary must receive his or her respective death benefit under one of the following payment options unless an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option. See “Spousal Beneficiary Continuation Option”.

Death Benefit Options	•	Option 1: payment of the death benefit in a lump sum within five years of the date of such owner’s death; or
	•	Option 2: payment of the entire death benefit within five years of the date of such owner’s death; or
•	Option 3: payment of the death benefit under an annuity option over the lifetime of such beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such beneficiary, with payments starting within one year of the date of death of such owner. This option is not available if the beneficiary is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account.

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. Beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received, provided our records reflect the name, current address, and social security or tax identification number of the beneficiary. We will then pay the death benefit in a lump sum, unless there is a spousal beneficiary, in which case we will automatically continue the Contract under the spousal beneficiary continuation plan.

In addition, for multiple beneficiaries, generally we will not pay any remaining beneficiary his or her share of the death benefit until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. However, if we have on file the name, current address, and social security or tax identification number of a beneficiary who has not provided due proof of death, we will pay that beneficiary his or her share of the death benefit in a lump sum within 60 days following our receipt of a certified death certificate from any source (or until such time as the beneficiary submits due proof of death, if sooner).

If the age of the owner (or an annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) is misstated, any death benefit will be adjusted to reflect the correct age.

Unless instructed otherwise, in writing, we will withhold the mandatory 10% federal withholding tax, and state tax, if applicable. Generally, death benefit proceeds may be taxable to the extent of gain. (See “Federal Tax Matters – Taxation of Death Benefit Proceeds.”)

The payment of the death benefit is subject to
our financial strength and claims-paying ability.

Spousal Beneficiary Continuation Option

If you die before the annuity date and your beneficiary is an eligible spousal beneficiary, your spouse may elect to continue the Contract. To be an eligible spousal beneficiary, the spouse must not have been older than age 80 on the contract date. If your spouse has not chosen a death benefit payment option by the end of the 60 day period following our receipt of a certified death certificate, we will continue the Contract under the spousal beneficiary continuation option. The “spousal continuation date” is the date on which the eligible spousal beneficiary provides all of the information required to continue the Contract or the date the spousal beneficiary continuation option is automatically applied.

Your spouse becomes the contract owner and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the account value less uncollected charges as of the spousal continuation date, we will increase the account value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. On the spousal continuation date, any increase will be allocated to subaccounts based on the ratio of account value in each subaccount to the account value prior to the increase. If your spouse is over age 75 on the spousal continuation date, the GMDB option will end.

The GMIB rider will continue unless the annuitant is changed on the spousal continuation date and the new annuitant was over age 75 on the contract date. (See “Guaranteed Minimum Income Benefit,” later in this Prospectus.)

The GMWB rider may continue if an eligible spousal beneficiary is at least 60 years old on the spousal continuation date. (See “Guaranteed Minimum Withdrawal Benefit – Spousal Continuation,” later in this Prospectus.)

Spousal continuation does not satisfy the minimum required distribution rules for tax sheltered annuities. Therefore, if a spouse chooses to continue a tax sheltered annuity contract, he or she will be required to take minimum required distributions in order to avoid federal tax penalties.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules or regulations.

We may suspend or defer payments in the event that:

a.	the New York Stock Exchange is closed;

b.	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

c.	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

d.	the Securities and Exchange Commission by order so permits for the protection of security holders; or

e.	the payment is derived from a check used to make a premium payment which has not cleared through the banking system.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

We reserve the right, at our option, to defer any payments in accordance with the deferment provisions of the Investment Company Act of 1940, as amended. We will add interest from the date of our receipt of a completed request to the date of payment if such payment is not made within 10 days following receipt of the completed request. The annual rate of interest will not be less than 3%.

Contract Changes

Changes to the Contract	•	Requests to change the beneficiary, or annuity date of a Contract (if permitted and acceptable to us) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status.
	•	We are not responsible for the validity of such a request.
	•	Only our President, Vice President, Secretary, or Assistant Secretary may change this Contract. No one else has authority to modify or waive any provision of the Contract.
	•	Any change must be in writing, signed, and received at our Service Center.
	•	At any time, we may make such changes to the Contract, without your consent as required to make it conform with any law, regulation, or ruling issued by a government agency.
	•	We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. You may change the annuity date at any time before the maturity date. For all Contracts, the annuity date must be at least twelve months after the contract date.

Keep in mind that you may need to take distributions or annuitize at age 70 1/2 to meet Federal Required Minimum Distributions under a Contract. Until the annuity date, the account value will fluctuate.

Generally, the annuity date for IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, and tax sheltered annuities is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, and tax sheltered annuity Contracts to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal Required Minimum Distributions.

Contract owners may select from a variety of fixed annuity payment options that we make available from those outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity option at our discretion. You may change, the annuity option before the annuity date. An option not set forth in this Prospectus may be chosen if it is acceptable to us. We reserve the right to limit annuity options available to IRA Contract owners, Roth IRA Contract owners, SEP IRA Contract owners, and tax sheltered annuity Contract owners to comply with the IRC or regulations under it.

We calculate your annuity payments as of the annuity date, not the date when the completed annuitization request form is received at the Service Center in good order. Until the annuity date, your account value will fluctuate in accordance with the performance of the investment options you have selected. After the annuity date, your Contract does not participate in the performance of the Separate Account. On the annuity date, the annuity value will be transferred to our general account and will be applied to the annuity option at the current payout rates, which we will furnish at your request. We determine the dollar amount of annuity payments by applying your annuity value (which equals your account value, less any uncollected GMDB charge, GMIB charge, or GMWB charge, less any surrender charge unless prohibited by your state, and any applicable Contract fee, and any applicable premium taxes) on the annuity date to our then current annuity payout rates. Payout rates show the amount of periodic payment that a $1,000 value buys. These rates are based on the annuitant’s age and sex (where permitted) and payment options and payment frequency at the time payments begin. The contract provides for gender-based annuity purchase rates when life annuity options are chosen.

The payout rates cannot be less than the guaranteed payout rates which are based on the annuitant’s “adjusted age”, the guaranteed mortality table (if applicable), and the guaranteed interest rate.

The guaranteed interest rates will never be less than 1% per year. The interest rate is indexed and is determined as follows: for each calendar quarter the interest rate is equal to the average of 5-year constant maturity treasury rates as reported by the Federal Reserve over a consecutive 12 month period ending the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1%, less 1.25%.

You may choose to receive payments at any payment interval which we make available, but not less frequently than once per year. If the annuity value on the annuity date is less than $2,000, we will pay the annuity value in a lump sum. If any annuity payment would be less than $20, we may change the frequency of payments so that all payments will be at least $20. If after the change in frequency, the annual payment is less than $20, we will pay the annuity value in a lump sum. Unless you tell us differently, we’ll make annuity payments directly to your MLPF&S brokerage account. For IRA Accounts, Roth IRA Accounts, SIMPLE IRA Accounts, and SEP IRA Accounts, we will make annuity payments directly to the Account.

The amount of your annuity payments will not be less than those that would be provided by the application of the annuity value to purchase any single premium immediate annuity contract we then offered to the same class of annuitants.

Evidence of Survival.  We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Gender-Based Annuity Purchase Rates.  Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates. The SEP IRA Contract uses unisex annuity purchase rates.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based payout rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex payout rates.

Misstatement of Age or Sex.  We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law.

Annuity Options

The following fixed annuity payment options may be available. We may in the future offer more or fewer options. You may choose another option that is not set forth in this Prospectus if it is acceptable to us. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

Death of Owner During the Annuity Period.  If the owner (or the annuitant, if the owner is a non-natural person) dies during the annuity period, any remaining payments under the annuity option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such owner’s death.

Death of Annuitant During the Annuity Period.  If the annuitant under an Annuity Option, or the last surviving joint annuitant under a Joint and Survivor Annuity Option, dies while any guaranteed amounts remain unpaid, the beneficiary may choose either:

(a)	to receive payments for the remainder of the period guaranteed; or

(b)	to receive the present value of the remaining guaranteed payments in a lump sum.

The interest rate used to calculate any present value is the interest rate we used on the annuity date to compute the amount of the annuity payments.

How We Determine Present Value of Future
Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount	We will make equal payments in an amount you choose until the sum of all payments equals the annuity value applied, increased for interest credited. The amount you choose must provide at least ten years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the guaranteed amount has been paid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period	We will make equal payments for a period you select of at least ten years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity	We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant dies before the guarantee period ends, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

*  These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Life Annuity With Guaranteed Return of Annuity Value	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the annuity value applied. If the annuitant dies while guaranteed amounts remain unpaid, the beneficiary may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum.

*Joint and Survivor Life Annuity	We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant and the designated second person die before the end of the period, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity	This annuity option is available only to IRA Contract owners, Roth IRA Contract owners, and SEP IRA Contract owners. Payments will be made annually based on either (a) the life expectancy of the annuitant; (b) the joint life expectancy of the annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. Each subsequent payment will be made on the anniversary of the annuity date. Interest will be credited at our current rate for this option. On the death of the measuring life or lives prior to full distribution of the remaining value, we will pay that value to the beneficiary in a lump sum.

Guaranteed Minimum Income Benefit

General.  If you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based, we offer an optional Guaranteed Minimum Income Benefit (“GMIB”) rider for an additional charge. The GMIB provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider. If you elect the GMIB rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.” You must annuitize under terms and conditions of the GMIB rider to obtain any benefit from the GMIB. If you do not annuitize under the GMIB rider, the charges collected for this benefit will not be refunded even if you do not annuitize under this rider. There is a waiting period of 10 years from the contract date before you can annuitize under the GMIB rider. If you elect GMIB, you cannot elect GMWB.

For an example of the GMIB, please see Appendix C.

*  These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Because of the 10-year waiting period, you should not
purchase the GMIB rider if you are over age 60
at issue and may need to annuitize the Contract
at age 70 1/2 to meet Required Minimum
Distributions for IRAs,
SEP IRAs, and tax sheltered annuities.

If you decide that you want the protection offered by the GMIB rider, you must elect it at issue. For payment of any GMIB benefit under a joint and survivor life annuity, you will be asked to designate a second person, referred to as the joint annuitant. You cannot elect the GMIB rider if the annuitant or joint annuitant is older than age 75 on the contract date. You may not cancel the GMIB rider once elected. The GMIB rider will terminate upon full surrender, annuitization (under the Contract or GMIB rider) expiration of the last exercise period, death, or termination of the Contract. The GMIB rider will also terminate if the annuitant or joint annuitant is changed and the new annuitant or joint annuitant was older than age 75 on the contract date. However, the GMIB rider will not terminate at death if an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option, unless the annuitant is also changed and the new annuitant was older than age 75 on the contract date. If there is a change of annuitant and the rider continues, the GMIB may be reduced and the last exercise date may be reset to an earlier date.

Important Information About the GMIB Rider:

•	We will not refund the GMIB charges, even if you do not annuitize under the GMIB rider.

•	There is a 10-year waiting period before you can annuitize under the GMIB rider.

•	You must elect the GMIB rider at issue.

•	Once you elect the GMIB rider, you cannot cancel it.

•	You cannot elect the GMIB rider if the annuitant or the joint annuitant (if any) are older than age 75 on the contract date.

•	If you elect the GMIB rider, we may in the future require you to use our quarterly rebalancing program and comply with investment allocation restrictions and guidelines. These restrictions and guidelines are further discussed later in this Prospectus. If you do not comply with the restrictions and guidelines within a certain timeframe, we may charge you more for the benefit.

How We Determine the Amount of Your Minimum Guaranteed Income.  If you elect the GMIB rider, we determine the amount of minimum income available to you on the date you exercise the GMIB rider by applying the GMIB Base (less applicable premium taxes) applied to the GMIB Annuity Option Payout Rates (“GMIB rates”) for the annuity option you select.

The GMIB Base is only used to calculate the GMIB, and does not establish or guarantee an account value, cash value, minimum death benefit, or a minimum return for any subaccount.

Because the GMIB rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex and ages of the annuitant and any joint annuitant.

GMIB Base.  The GMIB Base equals the greater of the GMIB MAV Base and the GMIB Roll-Up Base.

GMIB MAV Base.  The GMIB MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value, on the contract date and on each contract anniversary, increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

  (a) = GMIB MAV Base and

  (b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate an anniversary value on the contract date and on each contract anniversary thereafter through the earlier of the contract anniversary on or following the annuitant’s 80th birthday (or the joint annuitant’s 80th birthday if earlier) and the date you exercise your GMIB. Changes in the annuitant may cause the rider to terminate. If the rider continues in effect, changes in the annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating the anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB Roll-Up Base.  The GMIB Roll-Up Base equals the sum of GMIB Roll-Up Base A and GMIB Roll-Up Base B. Dividing the GMIB Roll-Up Base into these components allows us to apply different rates of interest to the GMIB Roll-Up Base associated with certain subaccounts (called “Restricted Subaccounts.”). The Restricted Subaccounts currently include the Merrill Lynch Ready Assets Subaccount, the Eaton Vance Floating-Rate Subaccount, and the JPMorgan Multi-Cap Market Neutral Subaccount.

GMIB Roll-Up Base A:  GMIB Roll-Up Base A is equal to:

•	the initial premium allocated to subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5%, plus

•	subsequent premiums allocated to and account value transferred into subaccounts other than the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 5%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 5%.

The GMIB Roll-Up Base A will not be less than zero.

“Adjusted” Withdrawals: If the total of all withdrawals from subaccounts other than the Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base A on a dollar-for-dollar basis.

If the total of all withdrawals from subaccounts other than the Restricted Subaccounts, including the requested withdrawal, is greater than 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

  (a) = GMIB Roll-Up Base A and

  (b) = the account value in all subaccounts other than the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Roll-Up Base B:  GMIB Roll-Up Base B is equal to:

•	the initial premium allocated to the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 3%, plus

•	subsequent premiums allocated to and account value transferred into the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 3%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 3%.

The GMIB Roll-Up Base B will not be less than zero.

“Adjusted” Withdrawals: If the total of all withdrawals from Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base B on a dollar-for-dollar basis.

If the total of all withdrawals from Restricted Subaccounts, including the requested withdrawal, is greater than 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

  (a) = GMIB Roll-Up Base B and

  (b) = the account value in the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Limitations.  The period during which the interest will accrue for purposes of calculating the GMIB Roll-Up Base A or the GMIB Roll-Up Base B is limited. Interest accrues until the earliest of:

1.  The 20th contract anniversary;

2.	The contract anniversary on or following the oldest annuitant’s 80th birthday (or the joint annuitant’s 80th birthday if earlier); or

3.  The date you exercise your GMIB.

If there is a change in annuitant and the GMIB continues, subsequent changes in annuitant will not increase the period of time used to determine interest. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

Allocation Guidelines and Restrictions.  We do not currently, but may in the future, impose certain allocation guidelines and restrictions. Under these allocation guidelines and restrictions, we may require contract owners with the GMIB rider to allocate at least 35% but no more than 85% to subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories. The subaccounts currently available in these investment categories are listed in Appendix E.

We would also require contract owners with the GMIB rider to use the quarterly rebalancing feature. We will notify you at least 90 days in advance of the imposition of any such allocation guidelines and restrictions. If, at the end of this 90-day notice period, you have not complied with these allocation guidelines and restrictions, we will impose a higher charge for the GMIB for the duration of your Contract, but in no event will this charge exceed the maximum charge shown in the “Fee Table.”

Conditions for Electing to Receive Income Payments.  You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB rider if either the annuitant or joint annuitant is older than age 75 on the contract date.

If you annuitize your Contract at any time other than during a permitted exercise period, (even if necessary to meet federal minimum distribution requirements for IRAs or tax sheltered annuities) the GMIB is not available. For example, you cannot exercise the rider if you annuitize your Contract twelve and one half years after you purchase the Contract or seven years after you purchase the Contract. You are not required to use the GMIB rider to receive annuity payments. However, we will not refund charges paid for the GMIB rider if you annuitize outside of the terms and conditions of the GMIB rider.

Available Annuity Options.  The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity
•	Joint and Survivor Life Annuity
•	Life Annuity with Payments Guaranteed for 10 Years
•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB rider.

Change of Annuitant.  If an annuitant or joint annuitant is changed and, as of the contract date, the new annuitant or joint annuitant was older than age 75, the GMIB rider will terminate. Otherwise, if the new annuitant’s or joint annuitant’s age on the contract date was older than the age of the oldest annuitant or joint annuitant currently being used to determine the GMIB, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or joint annuitant’s age. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB rider will terminate.

Federal tax law requires that under an IRA, the owner must be the annuitant. These tax rules may limit your right to change the annuitant or joint annuitant, which you would otherwise have under the GMIB rider. Consult a tax advisor. If the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, all references to owner shall mean annuitant.

GMIB Charge.  We deduct a charge for the GMIB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – GMIB Charge.”)

Payment of the GMIB is subject to our financial
strength and claims-paying ability.

For an example of the calculation of the GMIB, see Appendix C.

Guaranteed Minimum Withdrawal Benefit

General

If you are concerned that poor subaccount investment performance may adversely impact the amount of money you can withdraw from your Contract, and/or that you may live substantially longer than expected and outlive your account value, we offer an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider for an additional charge. If you elect the GMWB during your lifetime, you can take minimum annual withdrawals regardless of your account value each contract year up to a specified amount, referred to as the

Guaranteed Lifetime Amount. This means if your account value is depleted at any time while the GMWB is in effect, we guarantee that we will make payments to you equal to the Guaranteed Lifetime Amount over your life (and your co-owner’s life, if there are co-owners), subject to certain conditions and restrictions. If you elect the GMWB rider, you cannot elect GMIB.

You should not elect the GMWB if:

•	you plan to take withdrawals in excess of the Guaranteed Lifetime Amount each contract year because such excess withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are interested in long-term accumulation rather than current payments and are not interested in the protection the benefit provides; or

•	you are using the Contract to fund a roll-over tax sheltered annuity where withdrawal restrictions will apply.

What is the GMWB?

The GMWB is an optional rider that permits you to receive annual minimum withdrawals regardless of your account value during your lifetime (or until the second annuitant’s death if there are joint annuitants). There is an additional charge for this rider.

Important Information About the GMWB Rider:

•	If you do not choose to take withdrawals and/or do not receive lifetime payments while this rider is in effect, we will not refund the GMWB charges. If you do receive lifetime payments under your rider, there is a risk that the total amount of the lifetime payments you receive will not exceed the GMWB charges you have paid.

•	If you make withdrawals from your Contract while the rider is in effect, those withdrawals are made from your own account value. We are only required to start using our own money to make lifetime payments to you when and if your account value is reduced to zero (for any reason other than due to an excess withdrawal).

•	We have designed the rider to protect you from outliving your account value. If the rider is terminated or you (and your co-owner, if applicable) die before your account value is reduced to zero, neither you nor your estate will receive any lifetime payments from us, nor will the rider provide for any cash value build-up to provide lifetime payments.

•	We limit your withdrawals to the Guaranteed Lifetime Amount each contract year and impose certain investment allocation guidelines and restrictions in order to minimize the risk that your account value will be reduced to zero before your (or your co-owner’s) death. Accordingly, a significant risk against which the rider protects — that your account value will be reduced to zero (other than due to an excess withdrawal) while you are still alive — may be minimal. Thus, these restrictions also significantly reduce the likelihood that we will make any lifetime payments to you under the rider. In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Lifetime Amount, then your account value will never be reduced to zero and we will never make lifetime payments to you.

•	For purposes of the GMWB, if you have designated your spouse as your sole primary beneficiary, you may also designate your spouse as a second person whose life will be used to determine benefits under the GMWB rider, referred to as the “joint annuitant.” The joint annuitant does not have any rights under the Contract or the rider.

•	You (and your joint annuitant, if any) must be at least 60 and not more than 80 years old when you elect the GMWB rider.

•	If you elect the GMWB, certain investment allocation guidelines and restrictions apply, including participating in a Quarterly Rebalancing Program or use of specified models under the Asset Allocation Program. These restrictions and guidelines are further discussed later in this Prospectus.

•	For both new and existing Contracts, you may elect either the GMWB or the GMIB, but not both optional benefits.

•	Please note that all withdrawals — even withdrawals made while the GMWB is in effect — reduce your account value and death benefit.

•	We will not accept additional premium payments after you take your first withdrawal after the GMWB Effective Date.

You should consult with your tax and financial professionals before purchasing the GMWB rider to determine whether the rider is suitable for you.

How Do I Elect the GMWB Rider?

For new Contracts, you may elect to add the GMWB rider when you purchase your Contract. For existing Contracts, if you previously cancelled your GMWB, you may re-elect the GMWB rider on each third contract anniversary, provided you did not already elect the GMIB and provided the feature is still available. If you wish to add the GMWB rider to your Contract and the GMWB is still available for sale, you must notify our Service Center in writing at least three days but not more than 90 days prior to such date. The rider then will be effective on that third contract anniversary. Please note that if you re-elect the GMWB rider, the terms and conditions of the rider that are in effect when you re-elect the rider will apply.

Important Term:  The GMWB Effective Date is the date the GMWB rider becomes effective.

You may elect the GMWB rider only if you (and your joint annuitant, if any) are at least 60 years old and not more than 80 years old on the GMWB Effective Date. Federal tax law requires that if the owner is an individual natural person, then the owner also must be the annuitant. These tax rules may limit your right to change the annuitant or joint annuitant, which you would otherwise have under the GMWB rider. Changing an annuitant may have tax consequences. If the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, all references to owner shall mean annuitant and the age of the annuitant (and the age of the joint annuitant, if applicable) will be used. Joint annuitants may only be spouses.

If you elect the GMWB, you may not elect and/or continue the Dollar Cost Averaging Program discussed earlier in this Prospectus. In addition, after the first withdrawal following the GMWB Effective Date, we will terminate the Automatic Investment Feature.

When May I Take Withdrawals?

Once you elect the GMWB rider, any withdrawal will be subject to the terms of the GMWB rider. This means that any withdrawal amount (including the “free withdrawal amount”), if greater than the Guaranteed Lifetime Amount, will also reduce your GMWB Base as well as your account value. The “free withdrawal amount” is discussed earlier in this Prospectus.

In order to make withdrawals and still maintain the rider guarantee, you may request to withdraw up to the Guaranteed Lifetime Amount each contract year on or after the GMWB Effective Date. You should note that as long as you have made no withdrawals the Guaranteed Lifetime Amount can increase for ten years after the GMWB becomes effective. (See definitions of “Lifetime Income Percentage” and “GMWB Base” below, to learn how your Guaranteed Lifetime Amount can increase during the ten-year period.) Once you take your first withdrawal after electing the GMWB, the GMWB Base will not increase in the same manner as before the withdrawal. It can only increase to equal the contract value, if greater, on each third contract anniversary.

What is the Guaranteed Lifetime Amount?

We determine your Guaranteed Lifetime Amount by multiplying the GMWB Base by a percentage based on age at the time of your first withdrawal on or after the GMWB Effective Date. This rate is called a Lifetime Income Percentage.

Lifetime Income Percentage × GMWB Base = Guaranteed Lifetime Amount

More specifically, we determine the initial Lifetime Income Percentage based on your age band (or the age band of the younger annuitant if there are joint annuitants) on the date of the first withdrawal on or after the GMWB Effective Date in accordance with the following chart.

Age of Younger Annuitant When First
Withdrawal is Taken on or After the
GMWB Effective Date	Lifetime Income Percentage
60-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80+	7.0%

Once you have elected the rider, if you change or add a joint annuitant, the Lifetime Income Percentage may change because we base the Lifetime Income Percentage on the (younger) annuitant’s age band at the time of the first withdrawal. Any change in the GMWB Base or the Lifetime Income Percentage will also change the Guaranteed Lifetime Amount.

Example:  To help understand how we calculate the Guaranteed Lifetime Amount, assume that you are age 65 and purchase an L Class Contract with the GMWB rider with an initial premium of $100,000. You do not make any additional premium payments and take your first withdrawal on the fifth contract anniversary. The Lifetime Income Percentage locks in at 5.5% since you are age 70 at the time of the first withdrawal. If your GMWB Base equals $140,000 at such time, then the Guaranteed Lifetime Amount will equal $7,700 ($140,000 X .055). If you add your spouse, age 66, as a joint annuitant and spousal beneficiary on the next contract anniversary, then your Lifetime Income Percentage will be reduced to 5.0%, since your spouse was age 65 at the time you made your first withdrawal and your Guaranteed Lifetime Amount will equal $7,000 ($140,000 X .05).

What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?

You may take withdrawals equal to or less than the Guaranteed Lifetime Amount during each contract year. If you choose to receive only a part of, or none of, your Guaranteed Lifetime Amount in any given contract year, you should be aware that your guaranteed minimum withdrawals are not cumulative. You cannot carry over any unused guaranteed minimum withdrawals to any future contract years. The following example is helpful to understand this concept:

Example:  If your Guaranteed Lifetime Amount is $1,500 and you withdraw $1,000 during (the current) contract year, your Guaranteed Lifetime Amount will not increase the next contract year by the $500 you did not withdraw in the current contract year.

We do not impose a surrender charge on withdrawals up to the Guaranteed Lifetime Amount each contract year.

What If I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?

Each contract year, you may withdraw more than the Guaranteed Lifetime Amount in effect at the time of the withdrawal request. We refer to the portion of any withdrawal that causes cumulative withdrawals in a given year to exceed the Guaranteed Lifetime Amount as an “excess withdrawal.” An excess withdrawal could significantly reduce your GMWB Base and thereby reduce the amount of your future Guaranteed Lifetime Amount.

If cumulative withdrawals in a contract year have already exceeded the Guaranteed Lifetime Amount in effect at the time of a withdrawal request, then the entire amount of that withdrawal will be treated as an excess withdrawal.

Important:  Excess withdrawals will reduce your GMWB Base and may do so by substantially more than the actual amount of the excess withdrawal. Excess withdrawals will also reduce your Guaranteed Lifetime Amount. You must carefully manage your withdrawals if you elect the GMWB rider. Due to the long-term nature of the rider’s guarantee, there is a risk that you may need funds in excess of your Guaranteed Lifetime Amount, and that if you do not have other sources of income available, you may need to make withdrawals that will reduce or even eliminate the amount of any lifetime payments you may receive under your rider. If you believe you may need to make excess withdrawals, you should have other sources of liquidity to avoid having to do so; otherwise, the rider may not be appropriate for you.

What is the GMWB Base?

As noted above, the GMWB Base is used to calculate the Guaranteed Lifetime Amount and determine the GMWB charge. This is important because when the GMWB Base increases, the Guaranteed Lifetime Amount and the GMWB charge also increase.

Prior to your first withdrawal (for up to 10 years after the GMWB Effective Date), your GMWB Base will equal your GMWB Maximum Anniversary Value (“MAV”) Base. (See “GMWB MAV Base” for how we calculate the GMWB MAV Base.) However, once you take your first withdrawal on or after the GMWB Effective Date, the GMWB Base will not increase in the same manner as before the withdrawal. Instead, the GMWB Base may only be increased through automatic step-ups on every third contract anniversary after the first withdrawal. The GMWB Base will be reset to equal your contract value, if higher.

Important:  You should carefully consider when to begin taking withdrawals if you have elected the GMWB. If you begin taking withdrawals too soon, you may limit the value of the GMWB. For example, you will not be able to increase your GMWB Base by making additional premium payments and you will lose the potential for increases through annual step-ups. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

No additional premiums can be paid after the date of your first withdrawal on or after the GMWB Effective Date. Please note that if you elected our Automatic Investment Feature (discussed earlier in this Prospectus), it will automatically terminate upon your first withdrawal.

Important:  The GMWB Base is used only to calculate the Guaranteed Lifetime Amount and the GMWB Charge, it is not available for withdrawal, and does not establish or guarantee an account value, surrender value, minimum death benefit, or a minimum return for any subaccount.

When and How is the GMWB Base Calculated?	Calculation of your GMWB Base depends on when you make your first withdrawal. There are three distinct time periods that are important to consider:

(1) On the GMWB Effective Date	If the GMWB Effective Date is the contract date, the GMWB Base equals the initial premium. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value on the GMWB Effective Date.

(2) Prior to the First Withdrawal	Prior to the first withdrawal after the GMWB Effective Date, the GMWB Base equals the GMWB MAV Base.
GMWB MAV Base: The GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:
(a) is the GMWB Base on the GMWB Effective Date, or is the contract value on each contract anniversary thereafter; and
(b) is the sum of all additional premiums since the last contract anniversary.
As long as the rider is in effect, we will calculate an anniversary value on the GMWB Effective Date and on each contract anniversary thereafter through the earlier of the date you take your first withdrawal (on or after the GMWB Effective Date) and the 10th contract anniversary following the GMWB Effective Date.
No additional anniversary values will be calculated thereafter for purposes of determining the GMWB MAV Base.

(3) On and After the First Withdrawal	If you have not exceeded the Guaranteed Lifetime Amount during a contract year, the GMWB Base does not change. It equals the GMWB Base immediately prior to a withdrawal. However, the GMWB Base on and after any excess withdrawal will equal the lesser of:
(a) the GMWB Base immediately prior to such withdrawal less the Adjusted Excess Withdrawal; and

Adjusted Excess Withdrawal = Excess Withdrawal × GMWB Base/Account Value, where both the GMWB Base and the Account Value are determined immediately prior to such Excess Withdrawal.

(b) the account value after the Excess Withdrawal.
Please note that if the first withdrawal occurs on a contract anniversary, the GMWB Base immediately prior to such withdrawal will be adjusted to reflect the anniversary value (if higher) on that date prior to the withdrawal.
Automatic Step-Up	On each third contract anniversary after the first withdrawal, if the contract value is greater than the GMWB Base, we will increase or “step-up” the GMWB Base to equal such value. The GMWB charge percentage will not change as a result of any step-up.

Please note that if your GMWB increases, there will be a corresponding increase to the charge imposed for this optional feature, as the charge is calculated as a percentage of the GMWB Base.

Are Surrender Charges Applicable to Excess Withdrawals?

As noted above, we do not impose surrender charges on cumulative withdrawals in any given contract year, up to the Guaranteed Lifetime Amount. However, such withdrawals are counted toward the free withdrawal amount for purposes of calculating the surrender charge, if any, applicable to excess withdrawals. Please refer to the explanation of how the free withdrawal amount is calculated under “Partial Withdrawals,” earlier in this Prospectus. A surrender charge will apply if the excess withdrawal is attributable to premiums that are still subject to a surrender charge under your Contract. (See “Charges, Deductions, and Credits — Surrender

Charge” and “Charges, Deductions, and Credits — How the Surrender Charge Works” later in this Prospectus for a discussion of how surrender charges are calculated.)

Is a Minimum Surrender Value Required After a Partial Withdrawal?

While the GMWB rider is in effect, we will not require a minimum surrender value after a partial withdrawal, provided the partial withdrawal is not an excess withdrawal. If an excess withdrawal would reduce the account value below $5,000, we will either deny the request or terminate the Contract.

May I Cancel the GMWB Rider?

You may cancel the GMWB rider on each third contract anniversary after the contract date. You must notify our Service Center in writing at least three days but no more than 90 days prior to each such date for your cancellation to be effective on that third contract anniversary. You may be able to re-elect the GMWB rider after cancellation as described in “How Do I Elect the GMWB Rider?” above.

When Will the GMWB Rider Terminate?

The GMWB rider will terminate upon the earliest of:

•	full surrender;

•	a withdrawal that reduces the GMWB Base to zero;

•	annuitization (under the Contract);

•	death of owner (if a natural person) if the Contract is not continued by an eligible spouse under the spousal beneficiary continuation option;

•	death of annuitant (if owner is a custodial IRA Account) if not continued under spousal beneficiary continuation option;

•	termination of the Contract;

•	establishment of an annuity date when your account value is reduced to zero, even if your GMWB Base is greater than zero as described in “What if My Account Value Reaches Zero?” below;

•	following a divorce, the date of death of the joint annuitant if such death occurs before we receive notice of the divorce and the account value is greater than zero; or

•	cancellation of the GMWB rider.

All charges for this benefit will cease upon Contract termination. While the GMWB rider is in effect, we will not terminate any Contract that qualifies for termination due to inactivity. (See “Features and Benefits of the Contract — Inactive Contracts” in your Prospectus.)

What if My Account Value Reaches Zero?

If any withdrawal or deduction of fees or charges reduces the account value to zero and the resulting GMWB Base is greater than zero, all riders attached to the Contract will terminate and we will settle the GMWB. We will not settle the GMWB if your account value reduces to zero due to an excess withdrawal. In such an instance, your Contract will terminate under the minimum surrender value provision.

How GMWB Settlement Works

•	We will pay the remaining Guaranteed Lifetime Amount, if any, not yet withdrawn in the current contract year, in a lump sum.

•	We will establish an annuity date no earlier than the contract anniversary following the date of the transaction that reduced the account value to zero.

•	We will pay a monthly payment equal to the Guaranteed Lifetime Amount divided by 12 until the death of the (second) annuitant.

Please note that we may accept different payment intervals or other lifetime annuity options, but your annuity payments will be reduced. Also if you request a full surrender and your account value at the time of the request is less than your remaining Guaranteed Lifetime Amount for that contract year, first, we will pay you a lump sum equal to such remaining Guaranteed Lifetime Amount. We will then establish an annuity date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as withdrawals for tax purposes. After we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as annuity payments for tax purposes.

For an example of the operation of the Guaranteed Minimum Withdrawal Benefit, see Appendix D.

Required Minimum Distributions

Beginning in the year in which you reach age 70 1/2, provided that you have not begun annuity payments, we will send you a notice at the beginning of each calendar year advising you of the RMD amount for the Contract. If the Contract is owned by an IRA Account, SEP IRA Account or SIMPLE IRA Account, note that the RMD amount for the Contract will not be the full amount necessary to satisfy the RMD for the Account if the Account holds assets in addition to the Contract. Special rules apply to withdrawals of the RMD amount for the Contract only.

Because RMD requirements apply to calendar years, and cumulative withdrawals are determined based on contract years, you must notify us in writing if a particular withdrawal request is being made in order to satisfy your RMD. We will then determine whether the requested RMD withdrawal amount plus any withdrawals you have already taken during that contract year (together, “cumulative withdrawals”) is greater than your Guaranteed Lifetime Amount. If it is, your GMWB Base will be impacted as follows:

Cumulative withdrawals less than or equal to RMD for the Contract:

If cumulative withdrawals for the contract year (including the requested RMD withdrawal) do not exceed the amount necessary to satisfy the RMD rules for the Contract only, then to the extent withdrawals exceed the Guaranteed Lifetime Amount we will not reduce your GMWB Base; the GMWB Base remains as it was prior to the RMD withdrawal.

Cumulative withdrawals greater than RMD for the Contract:

If cumulative withdrawals for the contract year (including the requested RMD withdrawal) exceed the amount necessary to satisfy the RMD rules for the Contract only, then to the extent withdrawals exceed the Guaranteed Lifetime Amount:

(i)	we will not reduce your GMWB Base for the portion of the excess withdrawal that satisfies RMD rules for the Contract only;

(ii)	we will treat the remaining portion that exceeds your RMD requirement for the Contract as an excess withdrawal, and the GMWB Base will be reduced.

We will subtract from the GMWB Base, as determined just prior to the requested withdrawal, the excess withdrawal amount multiplied by the GMWB Base divided by the account value, where both the GMWB Base and the account value are determined immediately prior to the such excess withdrawal;

(iii)	your new GMWB Base will equal the lesser of the resulting amount in (ii) or your account value after the requested withdrawal is deducted.

Excess withdrawal treatment of the RMD amount for the Contract may generally be avoided through careful timing of RMD withdrawals – e.g., by withdrawing only one calendar year’s RMD withdrawal amount for the

Contract during any contract year – and by requesting only the amount necessary, when added to other withdrawals made during a calendar year, to satisfy the RMD for the Contract. Because the timing and the amount of the RMD withdrawal is critical, you should consult a tax adviser to help you determine the best time to request an RMD withdrawal.

Allocation Guidelines and Restrictions

If you elect the GMWB rider, you must use certain models in our Asset Allocation Program or participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. For both new and existing Contracts, we reserve the right to change these Allocation Guidelines and Restrictions or impose additional limitations on your ability to allocate to or make transfers among the subaccounts.

The asset allocation models and Rebalancing Program’s investment restrictions are generally designed to provide consistent returns by minimizing risk. In minimizing risk, however, such programs may also limit the potential for your account value to appreciate. If you were not subject to the Allocation Guidelines and Restrictions under this rider, it is possible that you could earn a higher rate of return on your account value. You should consult with your registered representative to assist you in determining whether these models and/or investment restrictions are suited for your financial needs and risk tolerance.

For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections earlier in this Prospectus.

Rebalancing Program.  If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix E.

Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.

Important Mechanics of the Rebalancing Program:

• You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•	Your first rebalancing date must be within 95 days from the GMWB Effective Date.

•	You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•	You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•	If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

•	Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.

Asset Allocation Program.  If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative,

•	Moderate, or

•	Moderately Aggressive.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions that satisfy the Allocation Guidelines and Restrictions. If you do not provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

Spousal Continuation

If an eligible spousal beneficiary who was at least 60 on the spousal continuation date or a joint annuitant/spousal beneficiary becomes the owner, we currently reset the GMWB Base to equal the greater of the account value less uncollected charges and the prior GMWB Base on the spousal continuation date. We will then determine the Lifetime Income Percentage and the Guaranteed Lifetime Amount based on the age of the spouse on the spousal continuation date, subject to the terms and conditions in effect at that time. Only the death of the owner (or the primary annuitant, as applicable), may result in spousal continuation. However, if the joint annuitant predeceases the owner (or primary annuitant, as applicable), we will reset the GMWB Base to equal the account value less uncollected charges, if higher as of the date of the joint annuitant’s death. We will also increase the Lifetime Income Percentage if higher than the existing Lifetime Income Percentage.

You must designate your spouse as the sole primary beneficiary in order for him/her to be able to continue the GMWB rider under the spousal beneficiary continuation option.

*Important note: If the contract owner is a non-natural owner and a non-grantor trust, spousal continuation generally is not available, and the GMWB may not be appropriate. In addition, spousal continuation may not satisfy RMD rules for tax sheltered annuities. Please consult your tax advisor.

In the Event of Divorce

In the event of divorce, the former spouses must provide a final decree of divorce (including any property settlement, order or agreement) to us at our Service Center, in a form acceptable to us. Under current tax law, the spousal beneficiary continuation option is not available to persons who are no longer spouses; therefore, lifetime withdrawals are not guaranteed for the lives of both the joint annuitants under the GMWB rider if such joint annuitants divorce before your account value reaches zero.

For this reason, we generally do not permit former spouses to continue as joint annuitants of the rider after divorce.

Furthermore, we are unable to “split” a Contract into two Contracts upon divorce. If a final decree of divorce, property settlement, order or agreement requires that a Contract be divided among two former joint annuitants, any partial surrender made for the purpose of dividing the annuity account value will be subject to any tax consequences that would normally apply. In addition, if the partial surrender made for such purpose causes cumulative withdrawals for that Contract year to exceed the Guaranteed Lifetime Amount, the portion of the withdrawal that exceeds the Guaranteed Lifetime Amount will be treated as an excess withdrawal.

Continuation of the rider.  We do permit either one of the former spousal joint annuitants to continue the rider and the Contract by becoming the sole annuitant. Please note, however, that we will continue to charge for the GMWB rider. Upon the death of the sole annuitant, the rider will terminate.

Until we receive notice that as a result of a divorce one of the former spouses will remain or become the sole annuitant of the Contract, we will continue to treat both former spouses who were joint annuitants as the annuitants under a Contract with the GMWB rider. Please note, however, that we will terminate the rider upon the death of the first joint annuitant to die if such death occurs before the account value reaches zero, and we will not permit the surviving former spouse to continue the GMWB rider under the spousal beneficiary continuation option, if we discover that divorce occurred before your account value reaches zero.

On or after the account value reaches zero.  If divorce occurs on or after the account value reaches zero, we will split the monthly GMWB settlement payments according to the property settlement, order or agreement, pursuant to the final decree of divorce. Such property settlement, order or agreement should specifically reference this Contract. Prior to your sending us such notification, we will make monthly GMWB settlement payments in the manner prescribed by the annuitant(s) pursuant to the terms of the GMWB rider.

In any event, you should consult a tax advisor concerning the tax consequences that can arise under your Contract and GMWB rider as a result of divorce.

Benefit Available on Maturity Date

If the maturity date occurs while the GMWB rider is in effect, you may choose monthly payments equal to (i) the Guaranteed Lifetime Amount divided by 12, or (ii) payments based upon your annuity value on the maturity date. These payments will continue until the death of the annuitant (or joint annuitant, if any). The payments you would receive under option (i) are different from the payments you would receive under option (ii). You should consult with your Financial Advisor to determine which option is more appropriate for you.

We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days prior to the maturity date.

GMWB Charge.  We deduct a charge for the GMWB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits — GMWB Charge.”)

Payment of the GMWB is subject to our financial
strength and claims-paying ability.

Inactive Contract

The Contract will be terminated at the end of any valuation period if all of the following conditions are satisfied:

1)	No premium payments have been received during the prior 36 months;

2)	The total of all premium payments made, less any partial withdrawals, is less than $5,000; and

3)	The account value (less uncollected charges) is less than $5,000.

Accordingly, no Contract will be terminated due solely to negative investment performance. If the Contract is terminated due to the above reasons, we will pay you the surrender value in a lump sum.

Charges, Deductions, and Credits

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of the charges deducted may differ depending on the Class of the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.

Asset-Based Insurance Charge

We impose an asset-based insurance charge, which varies according to Class. The current asset-based insurance charge may be changed, but it will never exceed the maximum charge of 2.00% for any Class. The current asset-based insurance charge is 1.25% for the B Class, 1.45% for the L Class, 1.60% for the C Class, and 1.65% for the XC Class.

We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making available and maintaining subaccounts under the Contract, and performing accounting, regulatory compliance, and reporting functions.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. However, we may change the asset-based insurance charge at any time, but it will never exceed the maximum charge of 2.00% for any Class.

Surrender Charge

When Imposed.  We may impose a surrender charge on partial withdrawals and surrenders. The amount of the surrender charge varies by Class. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. The surrender charge applies to each subsequent premium payment, as well as the initial payment. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders.”)

The surrender charge equals a percentage of each premium withdrawn. Each premium, whether initial or subsequent, is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

Complete Years Elapsed Since
Each Payment of Premium	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%

The charge is calculated on total premiums withdrawn from the Contract. If the account value at the time of withdrawal is less than your premiums paid in, the charge will still be based on the remaining premiums.

The “free withdrawal amount” is never subject to the surrender charge. Also, currently, we do not impose a surrender charge on amounts withdrawn during any contract year up to the Guaranteed Lifetime Amount while the GMWB rider is in effect. (See “Guaranteed Minimum Withdrawal Benefit,” earlier in this Prospectus.)

For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Surrender Charge Works

If you have an L Class Contract, you elected no optional riders, and made a $10,000 premium payment and due to negative investment experience only $9,500 remained in the Contract when you withdrew it two years later, we would impose a 4.0% charge on the $9,000 (which represents the $10,000 premium payment less the $1,000 “free withdrawal amount”). If instead the $10,000 premium payment you made to the Contract grew to $11,000 due to positive investment experience, and you withdrew $600 of gain two years later, and withdrew the remaining $10,400 in a subsequent withdrawal that same contract year (assuming no investment gain or loss between the two withdrawals), we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4.0% surrender charge only on $10,000 of the $10,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted.  For surrenders, we deduct the charge from the amount of your withdrawal request. For partial withdrawals, we deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your account value. The example below shows how this works.

Pro Rata Deductions

You have a C Class Contract with a current account value of $100,000. $60,000 is in the BlackRock Basic Value Subaccount, and $40,000 is in the BlackRock International Value Subaccount. You withdraw $20,000 from the Contract, and the entire $20,000 is subject to a 2% surrender charge ($400). Accordingly, $240 (60% of $400) is deducted from the BlackRock Basic Value Subaccount and $160 (40% of $400) is deducted from the BlackRock International Value Subaccount.

Contract Fee

We may charge a $50 contract fee on each contract anniversary, upon surrender, or upon annuitization. We will impose this fee if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

The contract fee compensates us for the expenses related to the maintenance of the Contract. We do not deduct the contract fee after the annuity date. The contract fee may be changed, but it will never exceed the maximum fee of $75.

If the contract fee applies, we will deduct it as follows:
• We deduct this fee from your account value on each Contract anniversary before the annuity date.
• We deduct this fee from your account value if you surrender or annuitize the Contract on any date other than a contract anniversary.
• We deduct this fee on a pro rata basis from all subaccounts in which your account value is invested.

Transfer Fee

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer in that contract year. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” “Rebalancing Program,” and “Transfers Among Subaccounts.”)

GMDB Charge

If you elect a GMDB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We won’t deduct this charge after the annuity date. The current and maximum GMDB charge percentages vary according to the type of GMDB that you choose. We have the right to change the current GMDB charge percentage, but it will never exceed the maximum GMDB charge percentage. The amount of the GMDB charge is calculated on each monthaversary by multiplying the GMDB Base by the current annual GMDB charge percentage noted below and dividing the resulting amount by 12. On each quarterversary, we deduct the sum of the GMDB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMDB charges. (See “Death Benefit – Guaranteed Minimum Death Benefit Options” for the definition of the respective GMDB Base values.) The annual GMDB charges are as follows:

	Current GMDB	Maximum GMDB
Type of GMDB	Charge %	Charge %
Return of Premium	0.15%	0.40%
Maximum Anniversary Value	0.25%	0.65%

If the GMDB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any GMDB charge that would be collected on the next quarterversary. We deduct the GMDB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMDB charge regardless of whether the GMDB has any value.

GMIB Charge

If you elect the GMIB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We do not deduct the GMIB charge after the annuity date. The current annual GMIB charge percentage is 0.50%. We have the right to change the current GMIB charge percentage, but it will never exceed the maximum GMIB charge percentage which is 0.90%. The amount of the GMIB charge is calculated on each monthaversary by multiplying the GMIB Base by the current annual GMIB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Income Benefit” for the definition of GMIB Base). On each quarterversary, we deduct the sum of the GMIB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMIB charges. If the GMIB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct this GMIB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMIB charge regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

GMWB Charge

If you elect the GMWB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the GMWB charge after the annuity date, nor will we assess the GMWB charge after GMWB Settlement. The current annual GMWB charge percentage is 0.75%. We have the right to change the current GMWB charge percentage, but it will never exceed the maximum GMWB charge percentage, which is 1.50%. The amount of the GMWB charge is calculated on each monthaversary by multiplying the GMWB Base by the current annual GMWB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Withdrawal Benefit” for the definition of GMWB Base.) Accordingly, if the GMWB Base increases, there will be a corresponding increase in the amount of the GMWB charge. On each quarterversary, we deduct the sum of the GMWB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMWB charges. If the GMWB Rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMWB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMWB charge regardless of whether the GMWB ever reaches GMWB settlement.

Other Charges

Redemption Fee.  We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

Tax Charges.  We reserve the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract.”)

Fund Expenses.  In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table.”) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund. Although certain Fund Classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract.

Changes in Contract Charges or Fees.  If we have reserved the right to change a Contract charge or fee, any such changes will be applied by Class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses, and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Contract is delivered. The charges after any change will not exceed the maximum charges.

Premium Taxes.  Various jurisdictions impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the annuity value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5% for qualified plans. Although we pay these taxes when due, we won’t deduct them from your account value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that jurisdiction, and the premium tax laws of that jurisdiction. New York does not currently impose a premium tax on annuity contracts.

Contract Credits

Credits may be added to your account value. Currently, we are not adding any credits to your account value. We reserve the right to add, modify, or discontinue any credit at any time in our sole discretion.

Federal Tax Matters

The following summary discussion is based on our understanding of current tax law as the Internal Revenue Service (“IRS”) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as an IRA Contract, Roth IRA Contract, SEP IRA Contract, or tax sheltered annuity Contract, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Tax Status of the Contract

Purchasing the Contract.  You may purchase the Contract as a traditional IRA Contract, Roth IRA Contract, or SEP IRA Contract, or through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. You should be aware that if you purchase the Contract as an investment vehicle for an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, you may pay fees in excess of those that you would otherwise pay if the publicly available mutual funds available under the Contract are purchased by the Account directly from the mutual fund provider. If you purchase the Contract other than as a qualified contract, the Contract is unlikely to satisfy diversification and owner control requirements under Federal tax law to be treated as an annuity contract for Federal tax purposes. Tax-deferral will be dependent upon continued qualification of your IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account. The tax treatment associated with withdrawals, transfers, assignments, and surrenders under the Contract is uncertain when the Contract is held by an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account. For further information, please consult a tax advisor.

Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their Contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets.

Taxation of Annuities

Distributions and Required Minimum Distributions.  For tax sheltered annuities, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. For IRAs (and IRA annuities), distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Roth IRAs do not require distributions at any time prior to the owner’s death. Minimum distribution rules upon death of an owner apply to all qualified contracts.

Note: The Treasury made changes to the Required Minimum Distribution Rules which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB, GMIB or GMWB), the actuarial present value of the benefit(s) you elected may be included in your total RMD calculation.

Withdrawals.  In the case of a withdrawal under a qualified Contract, a ratable portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total contract value. Your “investment in the contract” generally equals the amount of any non-deductible or after-tax contributions made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

Although the tax treatment is not clear, if you purchase the GMWB rider and you take a withdrawal from your Contract before the Contract is annuitized, we intend to treat the value of the Contract as the greater of:

(1)	your account value immediately before the distribution, or

(2)	your Guaranteed Lifetime Amount immediately before the distribution in calculating the amount of your distribution that is taxable.

See Appendix F for GMWB tax examples.

Annuity Payments.  Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Bonus amounts are not treated as an “investment in the contract.”

Taxation of Death Benefit Proceeds.  Amounts may be paid from a Contract because the owner or annuitant (if the owner is an IRA Account or Roth IRA Account) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Individual Retirement Annuities

Traditional IRAs.  Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “IRA.” This Contract is available for purchase either as an IRA Contract or through an established IRA Account with MLPF&S. An individual may make annual contributions of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. Distributions from certain eligible employer plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the IRC, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth IRAs.  A Contract is available for purchase as a Roth IRA or by a separately established Roth IRA Account with MLPF&S. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. An individual may make annual contributions to a Roth IRA of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed distributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues for IRAs and Roth IRAs.  Total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit specified in the IRC or 100% of the compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

The IRS has not reviewed the Contract for qualification as an IRA or Roth IRA, and has not addressed in a ruling of general applicability whether death benefit provisions in the Contract comport with IRA and Roth IRA qualification requirements.

Tax Sheltered Annuities

Section 403(b) of the IRC allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Transfer amounts from tax sheltered annuity plans that are not subject to the Employee Retirement Income Security Act of 1974, as amended, are accepted as premium payments, as permitted by law, under a Contract. Other premium payments, including premium payments subject to IRC Section 402(g), will not be accepted. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death, or disability.

Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. Taxable “eligible rollover distributions” from tax sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA, or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. The Contract includes an enhanced death benefit provision that could be characterized as an incidental benefit, the amount of which is limited in a tax sheltered annuity. Because the enhanced death benefit may exceed this limitation, individuals using the Contract in connection with such plans should consult their tax advisors.

Why Must the Contracts Only Be Qualified or Purchased through Qualified Accounts?

You may only purchase this Contract as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. If we issued this Contract other than as IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts or other than through IRA Accounts, Roth IRA Accounts, SIMPLE IRA Accounts, or SEP IRA Accounts, the Contracts would not be treated as annuity contracts for Federal income tax purposes and would therefore be taxed currently.

Variable annuity contracts (other than certain qualified contracts, including those that qualify as IRAs) are generally not treated as annuities for Federal income tax purposes and thus lose their tax-deferred character if they do not satisfy certain diversification requirements set forth in section 817(h) of the IRC or if the owner can exercise control over the underlying investments. Investing in mutual fund shares that are “publicly available,” i.e., shares of mutual funds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with these requirements. The mutual funds available through the Contracts are publicly available.

Accordingly, standing alone, the Contracts would not be treated as annuity contracts for Federal income tax purposes. However, this does not mean that an individual purchasing a Contract either as an IRA Contract, Roth IRA Contract, SEP IRA Contract, or tax sheltered annuity Contract or through an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, will be taxed currently on the Contract’s earnings.

•	If a Contract is purchased through an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, that Account should itself be exempt from current taxation until distributions occur, in accordance with the rules governing IRA Accounts, Roth IRA Accounts, SIMPLE IRA Accounts, or SEP IRA Accounts discussed above, as long as the Account continues to qualify as an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account. As a result, tax deferral of a Contract that is purchased through such an Account will be dependent solely upon the continued qualification of the Separate Account as an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account.

•	Contracts that qualify as IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities are not subject to restrictions against investing in publicly available mutual funds or to the distribution requirements of section 72(s). However, they must satisfy other requirements in order to qualify as IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities. We believe that Contracts purchased as IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities will satisfy the applicable requirements and will therefore be exempt from current taxation until distributions occur, in accordance with the rules described above governing the Federal income tax treatment of IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities.

Transfers or Exchanges of a Contract

Transferring ownership of the Contract, designating a payee or beneficiary who is not also the owner, designating an annuitant, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, except for eligible rollover distributions, recipients can usually choose not to have tax withheld from distributions.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Separate Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

Required Minimum Distributions

Please note that the actuarial present value of additional contract benefits must be added to the account value in calculating RMD withdrawals from annuity contracts funding IRAs and tax sheltered annuities, which could increase the amount you are required to withdraw. RMD rules do not apply to Roth IRA contracts before death, and there are additional RMD rules for tax sheltered annuities. Please consult your tax adviser.

Note that RMD requirements apply to calendar years, and cumulative withdrawals are determined based on contract years. The imposition of a more costly adjustment factor to an RMD withdrawal may generally be avoided through careful timing of RMD withdrawals – e.g., by withdrawing only one calendar year’s RMD withdrawal amount for the Contract during any contract year – and by requesting only the amount necessary, when added to other withdrawals made during a calendar year, to satisfy the RMD for the Contract. Because the timing and the amount of the RMD withdrawal is critical, you should consult a tax adviser to help you determine the best time to request an RMD withdrawal.

If the Contract is held within a Merrill Lynch custodial IRA Account, you also may receive an additional RMD calculation from the Merrill Lynch Retirement Group each year that reflects the account value and RMD amount with respect to the entire IRA Account. If you hold other assets within your MLPF&S custodial IRA Account in addition to the Contract, the RMD amount referenced in the custodial IRA Account notice will be greater than the RMD for the Contract.

If you purchased the GMWB, making an RMD withdrawal from the Contract in excess of the RMD amount for the Contract may significantly reduce your GMWB Base.

When must RMDs be taken? Generally, the first RMD is for the calendar year in which you reach age 70 1/2. The IRS permits you to take this RMD during the calendar year you reach age 70 1/2 or to delay it until some time between January 1 and (but no later than) April 1 of the next calendar year. If you choose to delay taking the first RMD payment until the subsequent calendar year, then you will have to take two RMDs that calendar year (the delayed RMD for the first calendar year and the RMD for the current calendar year).

If you choose to delay taking the first RMD payment until the subsequent calendar year with respect to the assets in the Contract and cumulative withdrawals for that contract year (including the RMD amounts for the prior calendar year and current calendar year) exceed your Guaranteed Lifetime Amount, we will treat any amount in excess of your RMD amount for the current calendar year as an Excess Withdrawal, which will reduce your GMWB Base. In other words, we will treat RMD withdrawals favorably only for the current calendar year.

For examples, please see Appendix G and Appendix H.

How are RMDs calculated? There are two methods of calculating RMDs: the account-based method and the annuity-based method. To calculate the RMD for the Contract, we use the account-based method. We determine your RMD for the Contract by taking the sum of the account value of the Contract as of December 31st of the past calendar year and the actuarial present value of any optional guarantees you elected (if applicable), and multiplying this amount by a number corresponding to your age from an IRS Table (RMD Factor). The resulting amount calculated is the RMD for the Contract for that year.

Account-Based Method:	RMD amount for the Contract = [account value as of Dec 31st + actuarial present value of optional guarantee(s)] * the applicable RMD Factor

(If your spouse is your sole beneficiary and is more than 10 years younger than you, the RMD Factor may be from another IRS table and may produce a smaller RMD amount.) The RMD amount will vary each year as the account value, actuarial present value of optional contract guarantees, and the RMD Factor change.

If you choose an annuity-based method, you do not have to do annual calculations.

Annuity-Based Method:	You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables. The annuity payout method satisfy IRS regulations.

As long as the total amount you take every year satisfies your overall RMD amount for your IRAs, you may choose to take the RMD from any one or more non-Roth IRAs that you own. If you also own other non-IRA qualified retirement plan assets, you will need to take those assets into account for RMD purposes, as well; however, you must take the RMD applicable to each type of qualified plan only from the plan to which the RMD amount relates. For example, if you own a tax sheltered annuity and a 401(k) plan, you must take the RMD required for the tax sheltered annuity from the tax sheltered annuity assets, and the RMD required for the 401(k) plan from the 401(k) assets. You may not take both from one or the other or from your IRA accounts. You also cannot take your IRA RMD amount from either the tax sheltered annuity or the 401(k) plan.

There are additional RMD rules that apply after you die. These vary depending on whether you die before or after the date you are required to begin taking RMDs, and whether the beneficiary is spousal, non-spousal, or a non-natural person. To better understand these rules, you should consult your tax adviser.

Performance Information

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts for a Class. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount for a Class are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the Merrill Lynch Ready Assets Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (other than the Merrill Lynch Ready Assets Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. We provide average annual total returns for the subaccounts on a Class-specific basis. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes. Total returns do not reflect any rider charges, nor bonus amounts if applicable.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts for each Class. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations on a Class-specific basis. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts for each Class. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly or quarterly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge, any rider charges, and any bonus amounts, if applicable. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

Other Information

Notices and Elections

To be effective all notices, choices, and changes you make under the Contract must be in writing and signed, and be received at our Service Center, unless we have authorized you to use another method. Such communication must be provided by you or your representative, if authorized by you in writing. If we have received proper telephone authorization, you may make the following choices via telephone:

(1)	Transfers

(2)	Premium allocation instructions

(3)	Withdrawals, other than full surrenders

(4)	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is genuine. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We do not have any liability if we act on a request that we reasonably believe is genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot guarantee reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the account value and the surrender value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Changes to the Separate Account

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through Merrill Lynch Life Agency, Inc. as our insurance agents.

We pay commissions to Merrill Lynch Life Agency, Inc. for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, Merrill Lynch Life Agency, Inc. pays Distributor a portion of the commissions it receives from us for the sales of the Contracts, and the Distributor pays the Financial Advisors and District Annuity Specialists a portion of the commissions it receives from Merrill Lynch Life Agency, Inc. for the sales of the Contracts. Each District Annuity Specialist provides training and marketing support to Financial Advisors in a specific geographic region and is compensated based on sales of the Contracts in that region.

The maximum amount of commissions paid to Merrill Lynch Life Agency, Inc. is 5.25% of each premium and up to 1.20% of account value per year. The maximum commission payable to Financial Advisors for Contract sales is 2.25% (less for L and C Class Contracts) of each premium and up to 0.53% of account value per year. In addition, on the annuity date the maximum commission payable to the Financial Advisors is 1.50% of the account value not subject to a surrender charge. The amount of commissions will vary by Class, but will not exceed the maximum amounts listed above. The maximum amount of compensation that may be paid to District Annuity Specialists is 0.13% of each premium.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. District Annuity Specialists who meet certain productivity standards may also be eligible for additional compensation from Merrill Lynch Life Agency, Inc. Sales of the Contracts may help Financial Advisors, their branch managers, and District Annuity Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than Merrill Lynch Life Agency, Inc. and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The New York Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of ML Life Insurance Company of New York as of December 31, 2007 have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March 14, 2008 and the financial statements of the ML of New York Variable Annuity Separate Account D as of December 31, 2007, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2008, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young, LLP is 5 Times Square, New York, NY 10036.

The financial statements of ML Life Insurance Company of New York as of December 31, 2006, and for each of the two years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 2, 2007, and the financial statements of the ML of New York Variable Annuity Separate Account D for the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 30, 2007, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES1
(Condensed Financial Information)

Class B

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

AIM Basic Value Fund 3/4/2005 to 12/31/2005	$10.80	$11.53	0
1/1/2006 to 12/31/2006	$11.53	$12.89	0
1/1/2007 to 12/31/2007	$12.89	$12.86	0
AIM Mid Cap Core Equity Fund 3/4/2005 to 12/31/2005	$10.67	$11.44	0
1/1/2006 to 12/31/2006	$11.44	$12.56	810.5124
1/1/2007 to 12/31/2007	$12.56	$13.63	756.3
AllianceBernstein International Value Fund 5/1/2007[2] to 12/31/2007	$10.54	$10.43	2612.7
AllianceBernstein Small/Mid Cap Value Fund 3/4/2005 to 12/31/2005	$10.88	$11.85	6254.5158
1/1/2006 to 12/31/2006	$11.85	$13.30	24847.2924
1/1/2007 to 12/31/2007	$13.30	$13.43	5426.9
AllianceBernstein Value Fund 3/4/2005 to 12/31/2005	$10.75	$11.33	0
1/1/2006 to 12/31/2006	$11.33	$13.56	0
1/1/2007 to 12/31/2007	$13.56	$12.80	0
Allianz CCM Capital Appreciation Fund 5/1/2006[2] to 12/31/2006	$10.33	$10.11	0
1/1/2007 to 12/31/2007	$10.11	$11.69	0
Allianz NFJ Dividend Value Fund 5/1/2007[2] to 12/31/2007	$10.51	$10.28	1122.9
Allianz NFJ Small-Cap Value Fund 3/4/2005 to 12/31/2005	$11.05	$12.18	0
1/1/2006 to 12/31/2006	$12.18	$14.26	320.1896
1/1/2007 to 12/31/2007	$14.26	$14.94	632.2
Allianz OCC Renaissance Fund 3/4/2005 to 12/31/2005	$10.16	$10.76	0
1/1/2006 to 12/31/2006	$10.76	$11.91	0
1/1/2007 to 12/31/2007	$11.91	$12.41	0
American Century Equity Income Fund 3/4/2005 to 12/31/2005	$10.54	$10.75	3316.1465
1/1/2006 to 12/31/2006	$10.75	$12.66	3761.7147
1/1/2007 to 12/31/2007	$12.66	$12.68	0
American Century Ultra® Fund 3/4/2005 to 12/31/2005	$10.47	$11.02	0
1/1/2006 to 12/31/2006	$11.02	$10.51	0
1/1/2007 to 12/31/2007	$10.51	$12.61	0

1 Subaccount names reflected in this Accumulation Unit Values Table are the effective names as of December 31, 2007. Each subaccount may have operated under different names in the past.
2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

American Funds – Bond Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.13	$10.26	11154.8734
1/1/2006 to 12/31/2006	$10.26	$10.74	58253.7745
1/1/2007 to 12/31/2007	$10.74	$10.96	60041.1
American Funds – EuroPacific Growth Fund 3/4/2005 to 12/31/2005	$11.12	$13.54	13794.0351
1/1/2006 to 12/31/2006	$13.54	$16.30	48100.3393
1/1/2007 to 12/31/2007	$16.30	$19.14	49444.7
American Funds – Growth Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.74	$12.33	23921.8397
1/1/2006 to 12/31/2006	$12.33	$13.51	78478.8453
1/1/2007 to 12/31/2007	$13.51	$14.80	42695.3
American Funds – Income Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.59	$10.95	2708.6682
1/1/2006 to 12/31/2006	$10.95	$13.01	11119.0277
1/1/2007 to 12/31/2007	$13.01	$13.33	11931.2
American Funds – Investment Company of America 3/4/2005 to 12/31/2005	$10.57	$11.31	6543.5815
1/1/2006 to 12/31/2006	$11.31	$12.96	13690.4432
1/1/2007 to 12/31/2007	$12.96	$13.55	14106.9
BlackRock Basic Value Fund, Inc. 3/4/2005 to 12/31/2005	$10.46	$11.06	0
1/1/2006 to 12/31/2006	$11.06	$13.37	0
1/1/2007 to 12/31/2007	$13.37	$13.33	14614.8
BlackRock Total Return Fund 3/4/2005 to 12/31/2005	$10.11	$10.12	2956.1458
1/1/2006 to 12/31/2006	$10.12	$10.38	6752.1275
1/1/2007 to 12/31/2007	$10.38	$10.71	6695.9
BlackRock Fundamental Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.60	$11.64	0
1/1/2006 to 12/31/2006	$11.64	$11.92	0
1/1/2007 to 12/31/2007	$11.92	$14.12	27686.4
BlackRock Global Allocation Fund, Inc. 3/4/2005 to 12/31/2005	$10.79	$11.89	5210.6023
1/1/2006 to 12/31/2006	$11.89	$13.62	19647.9399
1/1/2007 to 12/31/2007	$13.62	$15.70	20533.7
BlackRock Global SmallCap Fund, Inc. 3/4/2005 to 12/31/2005	$10.92	$12.62	807.1695
1/1/2006 to 12/31/2006	$12.62	$14.73	822.6452
1/1/2007 to 12/31/2007	$14.73	$16.93	817.2
BlackRock Government Income Fund 10/16/2006[2] to 12/31/2006	$10.24	$10.39	0
1/1/2007 to 12/31/2007	$10.39	$10.68	0
BlackRock High Income Fund
5/1/2007[2] to 12/31/2007	$10.16	$9.79	0

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

BlackRock International Index Fund 3/4/2005 to 12/31/2005	$11.07	$12.78	0
1/1/2006 to 12/31/2006	$12.78	$15.87	663.9299
1/1/2007 to 12/31/2007	$15.87	$17.25	0
BlackRock International Value Fund
5/1/2007[2] to 12/31/2007	$10.52	$10.86	0
BlackRock Small Cap Index Fund 3/4/2005 to 12/31/2005	$10.57	$11.64	0
1/1/2006 to 12/31/2006	$11.64	$13.46	0
1/1/2007 to 12/31/2007	$13.46	$13.01	0
BlackRock S&P 500 Index Fund 3/4/2005 to 12/31/2005	$10.68	$11.21	0
1/1/2006 to 12/31/2006	$11.21	$12.75	10108.0565
1/1/2007 to 12/31/2007	$12.75	$13.22	10028.7
BlackRock Low Duration Fund 3/4/2005 to 12/31/2005	$9.99	$10.01	2496.6868
1/1/2006 to 12/31/2006	$10.01	$10.29	0
1/1/2007 to 12/31/2007	$10.29	$10.48	0
BlackRock Large Cap Core Fund 3/4/2005 to 12/31/2005	$11.17	$12.48	9357.5832
1/1/2006 to 12/31/2006	$12.48	$13.90	14831.6495
1/1/2007 to 12/31/2007	$13.90	$14.39	15539.7
BlackRock Large Cap Growth Fund 3/4/2005 to 12/31/2005	$11.05	$12.28	0
1/1/2006 to 12/31/2006	$12.28	$12.91	0
1/1/2007 to 12/31/2007	$12.91	$13.78	0
BlackRock Large Cap Value Fund 3/4/2005 to 12/31/2005	$11.07	$12.54	5600.4581
1/1/2006 to 12/31/2006	$12.54	$14.34	1433.6527
1/1/2007 to 12/31/2007	$14.34	$14.84	1413.3
BlackRock U.S. Government Fund 3/4/2005 to 12/31/2005	$10.13	$10.11	0
1/1/2006 to 10/13/2006[3]	$10.11	$10.22	0
BlackRock Value Opportunities Fund, Inc. 3/4/2005 to 12/31/2005	$10.41	$11.96	0
1/1/2006 to 12/31/2006	$11.96	$13.24	282.1061
1/1/2007 to 12/31/2007	$13.24	$12.90	279.6
Cohen & Steers Realty Income Fund, Inc. 3/4/2005 to 12/31/2005	$11.20	$11.82	3231.9215
1/1/2006 to 12/31/2006	$11.82	$15.17	12363.2965
1/1/2007 to 12/31/2007	$15.17	$11.93	8161.9
Columbia Acorn USA 3/4/2005 to 12/31/2005	$11.31	$12.67	7886.2427
1/1/2006 to 12/31/2006	$12.67	$13.50	27969.6873
1/1/2007 to 12/31/2007	$13.50	$13.76	4567.3

2 Available for allocations of premiums or account value effective following the close of business.
3 Effective following the close of business on October 13, 2006, the BlackRock U.S. Government Fund was merged with and into the BlackRock Government Income Fund.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

Columbia Acorn International Fund 5/1/2007[2] to 12/31/2007	$10.66	$11.31	334.5
Columbia Marsico Growth Fund 5/1/2006[2] to 12/31/2006	$10.10	$10.33	0
1/1/2007 to 12/31/2007	$10.33	$11.63	54135.0
Davis New York Venture Fund, Inc. 3/4/2005 to 12/31/2005	$10.77	$11.86	6911.7459
1/1/2006 to 12/31/2006	$11.86	$13.49	29986.5303
1/1/2007 to 12/31/2007	$13.49	$13.98	7030.2
Delaware Trend Fund 3/4/2005 to 12/31/2005	$10.14	$11.56	0
1/1/2006 to 12/31/2006	$11.56	$12.20	0
1/1/2007 to 12/31/2007	$12.20	$13.33	0
Dreyfus Appreciation Fund, Inc. 3/4/2005 to 12/31/2005	$10.77	$11.00	11268.4658
1/1/2006 to 12/31/2006	$11.00	$12.63	26917.6347
1/1/2007 to 12/31/2007	$12.63	$13.29	24322.3
Eaton Vance Floating-Rate Fund 3/4/2005 to 12/31/2005	$10.14	$10.39	4785.5188
1/1/2006 to 12/31/2006	$10.39	$10.91	26240.0116
1/1/2007 to 12/31/2007	$10.91	$10.96	0
Eaton Vance Large-Cap Value Fund 5/1/2007[2] to 12/31/2007	$10.58	$10.82	14960.6
Federated Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.66	$10.96	0
1/1/2006 to 12/31/2006	$10.96	$12.56	0
1/1/2007 to 12/31/2007	$12.56	$13.71	21690.4
Federated Kaufmann Fund 3/4/2005 to 12/31/2005	$10.94	$12.50	0
1/1/2006 to 12/31/2006	$12.50	$14.14	659.0605
1/1/2007 to 12/31/2007	$14.14	$16.96	9675.2
Fidelity Advisors Equity Growth Fund 3/4/2005 to 12/31/2005	$10.46	$11.24	0
1/1/2006 to 12/31/2006	$11.24	$11.82	0
1/1/2007 to 12/31/2007	$11.82	$14.75	0
Janus Adviser Forty Fund 5/1/2007[2] to 12/31/2007	$10.56	$13.36	57624.7
Janus Adviser Mid Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.58	$11.59	11867.1
JPMorgan Multi-Cap Market Neutral Fund 6/30/2006[2] to 12/31/2006	$10.34	$10.55	22286.2977
1/1/2007 to 12/31/2007	$10.55	$10.13	1098.0

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

JPMorgan Small Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.19	$10.97	0
Lord Abbett Affiliated Fund, Inc. 3/4/2005 to 12/31/2005	$10.63	$11.27	676.04
1/1/2006 to 12/31/2006	$11.27	$13.10	16955.9278
1/1/2007 to 12/31/2007	$13.10	$13.41	13931.0
Lord Abbett Bond-Debenture Fund, Inc. 3/4/2005 to 12/31/2005	$10.01	$10.43	0
1/1/2006 to 12/31/2006	$10.43	$11.32	0
1/1/2007 to 12/31/2007	$11.32	$11.77	0
Lord Abbett Mid-Cap Value Fund, Inc. 3/4/2005 to 12/31/2005	$11.03	$12.05	2556.4933
1/1/2006 to 12/31/2006	$12.05	$13.37	2805.5965
1/1/2007 to 12/31/2007	$13.37	$13.28	9726.7
Merrill Lynch Ready Assets Trust 3/4/2005 to 12/31/2005	$10.03	$10.14	11190.8553
1/1/2006 to 12/31/2006	$10.14	$10.46	139.289
1/1/2007 to 12/31/2007	$10.46	$10.82	138.1
Oppenheimer Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.61	$11.17	0
1/1/2006 to 12/31/2006	$11.17	$11.86	0
1/1/2007 to 12/31/2007	$11.86	$13.33	0
Oppenheimer Main Street Fund® 3/4/2005 to 12/31/2005	$10.64	$11.33	0
1/1/2006 to 12/31/2006	$11.33	$12.85	0
1/1/2007 to 12/31/2007	$12.85	$13.23	269.9
Oppenheimer Main Street Small Cap Fund® 3/4/2005 to 12/31/2005	$10.92	$12.41	2122.1728
1/1/2006 to 12/31/2006	$12.41	$14.05	0
1/1/2007 to 12/31/2007	$14.05	$13.66	0
PIMCO CommodityRealReturn Strategy Fund 3/4/2005 to 12/31/2005	$9.87	$11.49	3323.9141
1/1/2006 to 12/31/2006	$11.49	$10.96	17496.5961
1/1/2007 to 12/31/2007	$10.96	$13.33	18502.0
PIMCO Low Duration Fund 5/1/2007[2] to 12/31/2007	$10.02	$10.53	0
PIMCO Real Return Fund 3/4/2005 to 12/31/2005	$10.37	$10.34	2544.3642
1/1/2006 to 12/31/2006	$10.34	$10.20	4592.5723
1/1/2007 to 12/31/2007	$10.20	$11.19	29142.9
PIMCO Total Return Fund 3/4/2005 to 12/31/2005	$10.19	$10.21	20630.8371
1/1/2006 to 12/31/2006	$10.21	$10.44	78636.7333
1/1/2007 to 12/31/2007	$10.44	$11.19	87167.6

2 Available for allocations of premiums or account value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end	outstanding at
Subaccount	of period	of period	end of period

Pioneer Fund 3/4/2005 to 12/31/2005	$10.76	$11.49	7727.5544
1/1/2006 to 12/31/2006	$11.49	$13.21	48500.605
1/1/2007 to 12/31/2007	$13.21	$13.66	1220.3
Pioneer High Yield Fund 3/4/2005 to 12/31/2005	$9.80	$10.43	846.5005
1/1/2006 to 12/31/2006	$10.43	$11.39	1231.3252
1/1/2007 to 12/31/2007	$11.39	$12.03	362.9
Pioneer Emerging Markets Fund 5/1/2006[2] to 12/31/2006	$11.03	$11.94	0
1/1/2007 to 12/31/2007	$11.94	$16.74	218.8
Pioneer Small Cap Value Fund 3/4/2005 to 12/31/2005	$10.71	$12.37	0
1/1/2006 to 12/31/2006	$12.37	$13.98	0
1/1/2007 to 12/31/2007	$13.98	$12.74	0
Seligman Capital Fund 5/1/2007[2] to 12/31/2007	$10.56	$11.09	0
Templeton Foreign Fund 3/4/2005 to 12/31/2005	$11.06	$12.43	2157.0807
1/1/2006 to 12/31/2006	$12.43	$14.72	2070.6807
1/1/2007 to 12/31/2007	$14.72	$17.04	1847.5
Templeton Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.99	$11.95	4126.2572
1/1/2006 to 12/31/2006	$11.95	$14.38	0
1/1/2007 to 12/31/2007	$14.38	$14.51	0
Van Kampen Comstock Fund 3/4/2005 to 12/31/2005	$10.77	$11.23	9195.8852
1/1/2006 to 12/31/2006	$11.23	$12.87	750.9388
1/1/2007 to 12/31/2007	$12.87	$12.47	751.2

Class L

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM Basic Value Fund 3/4/2005 to 12/31/2005	$10.79	$11.50	0
1/1/2006 to 12/31/2006	$11.50	$12.83	0
1/1/2007 to 12/31/2007	$12.83	$12.78	0
AIM Mid Cap Core Equity Fund 3/4/2005 to 12/31/2005	$10.66	$11.42	0
1/1/2006 to 12/31/2006	$11.42	$12.50	0
1/1/2007 to 12/31/2007	$12.50	$13.54	0
AllianceBernstein International Value Fund 5/1/2007[2] to 12/31/2007	$10.54	$10.41	2630.3

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AllianceBernstein Small/Mid Cap Value Fund 3/4/2005 to 12/31/2005	$10.87	$11.82	13743.1226
1/1/2006 to 12/31/2006	$11.82	$13.24	52541.9812
1/1/2007 to 12/31/2007	$13.24	$13.35	23290.3
AllianceBernstein Value Fund 3/4/2005 to 12/31/2005	$10.74	$11.30	0
1/1/2006 to 12/31/2006	$11.30	$13.50	4064.6881
1/1/2007 to 12/31/2007	$13.50	$12.71	1647.1
Allianz CCM Capital Appreciation Fund
5/1/2006[2] to 12/31/2006	$10.32	$10.09	1635.9127
1/1/2007 to 12/31/2007	$10.09	$11.64	1534.9
Allianz NFJ Dividend Value Fund 5/1/2007[2] to 12/31/2007	$10.51	$10.26	1084.9
Allianz NFJ Small-Cap Value Fund 3/4/2005 to 12/31/2005	$11.04	$12.15	5601.0663
1/1/2006 to 12/31/2006	$12.15	$14.20	9254.5205
1/1/2007 to 12/31/2007	$14.20	$14.85	4196.7
Allianz OCC Renaissance Fund 3/4/2005 to 12/31/2005	$10.15	$10.74	0
1/1/2006 to 12/31/2006	$10.74	$11.85	2643.3497
1/1/2007 to 12/31/2007	$11.85	$12.33	0
American Century Equity Income Fund 3/4/2005 to 12/31/2005	$10.53	$10.72	611.4753
1/1/2006 to 12/31/2006	$10.72	$12.61	1013.1658
1/1/2007 to 12/31/2007	$12.61	$12.60	1934.9
American Century Ultra® Fund 3/4/2005 to 12/31/2005	$10.45	$11.00	0
1/1/2006 to 12/31/2006	$11.00	$10.46	0
1/1/2007 to 12/31/2007	$10.46	$12.53	0
American Funds – Bond Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.11	$10.24	16343.6729
1/1/2006 to 12/31/2006	$10.24	$10.69	96859.0467
1/1/2007 to 12/31/2007	$10.69	$10.89	144758.3
American Funds – EuroPacific Growth Fund 3/4/2005 to 12/31/2005	$11.11	$13.51	22864.6144
1/1/2006 to 12/31/2006	$13.51	$16.22	82017.094
1/1/2007 to 12/31/2007	$16.22	$19.02	141367.1
American Funds – Growth Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.73	$12.30	33473.735
1/1/2006 to 12/31/2006	$12.30	$13.45	162863.825
1/1/2007 to 12/31/2007	$13.45	$14.71	153936.1
American Funds – Income Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.57	$10.93	9606.0233
1/1/2006 to 12/31/2006	$10.93	$12.95	20090.6119
1/1/2007 to 12/31/2007	$12.95	$13.24	62047.3

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

American Funds – Investment Company of America 3/4/2005 to 12/31/2005	$10.56	$11.29	9642.691
1/1/2006 to 12/31/2006	$11.29	$12.90	17931.8607
1/1/2007 to 12/31/2007	$12.90	$13.46	38529.9
BlackRock Basic Value Fund, Inc. 3/4/2005 to 12/31/2005	$10.45	$11.03	0
1/1/2006 to 12/31/2006	$11.03	$13.31	0
1/1/2007 to 12/31/2007	$13.31	$13.24	33797.6
BlackRock Total Return Fund 3/4/2005 to 12/31/2005	$10.10	$10.09	0
1/1/2006 to 12/31/2006	$10.09	$10.34	4199.2686
1/1/2007 to 12/31/2007	$10.34	$10.64	4752.4
BlackRock Fundamental Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.59	$11.61	0
1/1/2006 to 12/31/2006	$11.61	$11.87	0
1/1/2007 to 12/31/2007	$11.87	$14.03	82331.0
BlackRock Global Allocation Fund, Inc. 3/4/2005 to 12/31/2005	$10.78	$11.86	7315.5806
1/1/2006 to 12/31/2006	$11.86	$13.56	46621.1645
1/1/2007 to 12/31/2007	$13.56	$15.60	75624.2
BlackRock Global SmallCap Fund, Inc. 3/4/2005 to 12/31/2005	$10.90	$12.59	3026.8493
1/1/2006 to 12/31/2006	$12.59	$14.67	3862.7081
1/1/2007 to 12/31/2007	$14.67	$16.82	1910.0
BlackRock Government Income Fund
10/16/2006[2] to 12/31/2006	$10.23	$10.38	0
1/1/2007 to 12/31/2007	$10.38	$10.64	0
BlackRock High Income Fund 5/1/2007[2] to 12/31/2007	$10.15	$9.77	0
BlackRock International Index Fund 3/4/2005 to 12/31/2005	$11.05	$12.75	0
1/1/2006 to 12/31/2006	$12.75	$15.80	1455.393
1/1/2007 to 12/31/2007	$15.80	$17.14	342.5
BlackRock International Value Fund 5/1/2007[2] to 12/31/2007	$10.52	$10.85	1635.3
BlackRock Small Cap Index Fund 3/4/2005 to 12/31/2005	$10.56	$11.61	0
1/1/2006 to 12/31/2006	$11.61	$13.40	0
1/1/2007 to 12/31/2007	$13.40	$12.93	0
BlackRock S&P 500 Index Fund 3/4/2005 to 12/31/2005	$10.67	$11.18	1380.8985
1/1/2006 to 12/31/2006	$11.18	$12.69	1764.562
1/1/2007 to 12/31/2007	$12.69	$13.13	2094.9
BlackRock Low Duration Fund 3/4/2005 to 12/31/2005	$9.97	$9.99	5310.7081
1/1/2006 to 12/31/2006	$9.99	$10.24	1019.3828
1/1/2007 to 12/31/2007	$10.24	$10.42	1948.1

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock Large Cap Core Fund 3/4/2005 to 12/31/2005	$11.15	$12.45	1687.6512
1/1/2006 to 12/31/2006	$12.45	$13.84	3147.6262
1/1/2007 to 12/31/2007	$13.84	$14.30	7985.2
BlackRock Large Cap Growth Fund 3/4/2005 to 12/31/2005	$11.03	$12.25	2247.4691
1/1/2006 to 12/31/2006	$12.25	$12.85	2246.3072
1/1/2007 to 12/31/2007	$12.85	$13.69	2267.5
BlackRock Large Cap Value Fund 3/4/2005 to 12/31/2005	$11.05	$12.51	13220.506
1/1/2006 to 12/31/2006	$12.51	$14.28	8340.6178
1/1/2007 to 12/31/2007	$14.28	$14.75	13257.8
BlackRock U.S. Government Fund 3/4/2005 to 12/31/2005	$10.11	$10.08	0
1/1/2006 to 10/13/2006[3]	$10.08	$10.18	0
BlackRock Value Opportunities Fund, Inc. 3/4/2005 to 12/31/2005	$10.39	$11.93	230.9045
1/1/2006 to 12/31/2006	$11.93	$13.18	1661.1722
1/1/2007 to 12/31/2007	$13.18	$12.81	2063.3
Cohen & Steers Realty Income Fund, Inc. 3/4/2005 to 12/31/2005	$11.18	$11.79	6533.8383
1/1/2006 to 12/31/2006	$11.79	$15.10	22725.3432
1/1/2007 to 12/31/2007	$15.10	$11.85	28107.2
Columbia Acorn USA 3/4/2005 to 12/31/2005	$11.30	$12.63	10316.4122
1/1/2006 to 12/31/2006	$12.63	$13.44	51555.9624
1/1/2007 to 12/31/2007	$13.44	$13.67	8927.6
Columbia Acorn International Fund 5/1/2007[2] to 12/31/2007	$10.66	$11.29	0
Columbia Marsico Growth Fund
5/1/2006[2] to 12/31/2006	$10.09	$10.32	7500.2399
1/1/2007 to 12/31/2007	$10.32	$11.59	158492.3
Davis New York Venture Fund, Inc. 3/4/2005 to 12/31/2005	$10.76	$11.83	0
1/1/2006 to 12/31/2006	$11.83	$13.43	63319.723
1/1/2007 to 12/31/2007	$13.43	$13.89	53204.9
Delaware Trend Fund 3/4/2005 to 12/31/2005	$10.13	$11.53	242.5996
1/1/2006 to 12/31/2006	$11.53	$12.15	423.3795
1/1/2007 to 12/31/2007	$12.15	$13.24	2713.7
Dreyfus Appreciation Fund, Inc. 3/4/2005 to 12/31/2005	$10.75	$10.97	22664.7535
1/1/2006 to 12/31/2006	$10.97	$12.57	50957.9031
1/1/2007 to 12/31/2007	$12.57	$13.20	74519.0

2 Available for allocations of premiums or contract value effective following the close of business.
3 Effective following the close of business on October 13, 2006, the BlackRock U.S. Government Fund was merged with and into the BlackRock Government Income Fund.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Eaton Vance Floating-Rate Fund 3/4/2005 to 12/31/2005	$10.12	$10.37	10136.073
1/1/2006 to 12/31/2006	$10.37	$10.86	37918.8716
1/1/2007 to 12/31/2007	$10.86	$10.89	0
Eaton Vance Large-Cap Value Fund 5/1/2007[2] to 12/31/2007	$10.58	$10.80	41447.6
Federated Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.64	$10.93	0
1/1/2006 to 12/31/2006	$10.93	$12.50	0
1/1/2007 to 12/31/2007	$12.50	$13.63	63971.0
Federated Kaufmann Fund 3/4/2005 to 12/31/2005	$10.93	$12.47	0
1/1/2006 to 12/31/2006	$12.47	$14.08	1171.9892
1/1/2007 to 12/31/2007	$14.08	$16.85	26859.3
Fidelity Advisors Equity Growth Fund 3/4/2005 to 12/31/2005	$10.45	$11.21	0
1/1/2006 to 12/31/2006	$11.21	$11.77	0
1/1/2007 to 12/31/2007	$11.77	$14.65	0
Janus Adviser Forty Fund 5/1/2007[2] to 12/31/2007	$10.55	$13.34	162934.4
Janus Adviser Mid Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.57	$11.57	36177.1
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006[2] to 12/31/2006	$10.34	$10.53	36993.0713
1/1/2007 to 12/31/2007	$10.53	$10.09	1051.9
JPMorgan Small Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.19	$10.95	0
Lord Abbett Affiliated Fund, Inc. 3/4/2005 to 12/31/2005	$10.62	$11.25	592.8077
1/1/2006 to 12/31/2006	$11.25	$13.04	27582.5803
1/1/2007 to 12/31/2007	$13.04	$13.32	34544.3
Lord Abbett Bond-Debenture Fund, Inc. 3/4/2005 to 12/31/2005	$9.99	$10.40	1241.067
1/1/2006 to 12/31/2006	$10.40	$11.26	8811.7654
1/1/2007 to 12/31/2007	$11.26	$11.69	9351.9
Lord Abbett Mid-Cap Value Fund, Inc. 3/4/2005 to 12/31/2005	$11.01	$12.02	7310.0456
1/1/2006 to 12/31/2006	$12.02	$13.31	16117.3827
1/1/2007 to 12/31/2007	$13.31	$13.19	28893.6
Merrill Lynch Ready Assets Trust 3/4/2005 to 12/31/2005	$10.02	$10.11	12490.7847
1/1/2006 to 12/31/2006	$10.11	$10.41	583.1853
1/1/2007 to 12/31/2007	$10.41	$10.75	4151.7
Oppenheimer Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.60	$11.15	594.6781
1/1/2006 to 12/31/2006	$11.15	$11.81	2114.3701
1/1/2007 to 12/31/2007	$11.81	$13.24	2097.4

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Oppenheimer Main Street Fund® 3/4/2005 to 12/31/2005	$10.63	$11.30	0
1/1/2006 to 12/31/2006	$11.30	$12.80	0
1/1/2007 to 12/31/2007	$12.80	$13.14	2281.2
Oppenheimer Main Street Small Cap Fund® 3/4/2005 to 12/31/2005	$10.90	$12.38	4189.8296
1/1/2006 to 12/31/2006	$12.38	$13.98	0
1/1/2007 to 12/31/2007	$13.98	$13.57	149.3
PIMCO CommodityRealReturn Strategy Fund 3/4/2005 to 12/31/2005	$9.86	$11.46	6953.4128
1/1/2006 to 12/31/2006	$11.46	$10.91	48120.161
1/1/2007 to 12/31/2007	$10.91	$13.24	72124.2
PIMCO Low Duration Fund 5/1/2007[2] to 12/31/2007	$10.02	$10.51	0
PIMCO Real Return Fund 3/4/2005 to 12/31/2005	$10.36	$10.32	0
1/1/2006 to 12/31/2006	$10.32	$10.15	8411.4017
1/1/2007 to 12/31/2007	$10.15	$11.12	65301.5
PIMCO Total Return Fund 3/4/2005 to 12/31/2005	$10.18	$10.18	41270.1705
1/1/2006 to 12/31/2006	$10.18	$10.39	120758.6212
1/1/2007 to 12/31/2007	$10.39	$11.12	228462.7
Pioneer Fund 3/4/2005 to 12/31/2005	$10.75	$11.46	15628.8914
1/1/2006 to 12/31/2006	$11.46	$13.15	82517.032
1/1/2007 to 12/31/2007	$13.15	$13.57	0
Pioneer High Yield Fund 3/4/2005 to 12/31/2005	$9.79	$10.40	0
1/1/2006 to 12/31/2006	$10.40	$11.34	2085.8764
1/1/2007 to 12/31/2007	$11.34	$11.95	2075.2
Pioneer Emerging Markets Fund
5/1/2006[2] to 12/31/2006	$11.03	$11.92	15304.4629
1/1/2007 to 12/31/2007	$11.92	$16.68	13016.9
Pioneer Small Cap Value Fund 3/4/2005 to 12/31/2005	$10.69	$12.34	0
1/1/2006 to 12/31/2006	$12.34	$13.92	0
1/1/2007 to 12/31/2007	$13.92	$12.66	0
Seligman Capital Fund 5/1/2007[2] to 12/31/2007	$10.56	$11.08	0
Templeton Foreign Fund 3/4/2005 to 12/31/2005	$11.05	$12.39	0
1/1/2006 to 12/31/2006	$12.39	$14.65	9494.0836
1/1/2007 to 12/31/2007	$14.65	$16.93	10506.7
Templeton Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.98	$11.92	8158.2259
1/1/2006 to 12/31/2006	$11.92	$14.32	652.9001
1/1/2007 to 12/31/2007	$14.32	$14.42	646.7

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Van Kampen Comstock Fund 3/4/2005 to 12/31/2005	$10.75	$11.20	20335.5087
1/1/2006 to 12/31/2006	$11.20	$12.81	2979.3851
1/1/2007 to 12/31/2007	$12.81	$12.38	4822.2

Class C

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM Basic Value Fund 3/4/2005 to 12/31/2005	$10.78	$11.48	0
1/1/2006 to 12/31/2006	$11.48	$12.79	0
1/1/2007 to 12/31/2007	$12.79	$12.72	0
AIM Mid Cap Core Equity Fund 3/4/2005 to 12/31/2005	$10.65	$11.39	0
1/1/2006 to 12/31/2006	$11.39	$12.46	0
1/1/2007 to 12/31/2007	$12.46	$13.47	0
AllianceBernstein International Value Fund 5/1/2007[2] to 12/31/2007	$10.53	$10.40	0
AllianceBernstein Small/Mid Cap Value Fund 3/4/2005 to 12/31/2005	$10.86	$11.80	2594.9923
1/1/2006 to 12/31/2006	$11.80	$13.19	3971.1004
1/1/2007 to 12/31/2007	$13.19	$13.28	767.8
AllianceBernstein Value Fund 3/4/2005 to 12/31/2005	$10.73	$11.28	0
1/1/2006 to 12/31/2006	$11.28	$13.46	0
1/1/2007 to 12/31/2007	$13.46	$12.65	0
Allianz CCM Capital Appreciation Fund
5/1/2006[2] to 12/31/2006	$10.32	$10.08	0
1/1/2007 to 12/31/2007	$10.08	$11.61	0
Allianz NFJ Dividend Value Fund 5/1/2007[2] to 12/31/2007	$10.51	$10.25	0
Allianz NFJ Small-Cap Value Fund 3/4/2005 to 12/31/2005	$11.03	$12.13	0
1/1/2006 to 12/31/2006	$12.13	$14.15	0
1/1/2007 to 12/31/2007	$14.15	$14.77	0
Allianz OCC Renaissance Fund 3/4/2005 to 12/31/2005	$10.14	$10.72	0
1/1/2006 to 12/31/2006	$10.72	$11.81	0
1/1/2007 to 12/31/2007	$11.81	$12.27	0
American Century Equity Income Fund 3/4/2005 to 12/31/2005	$10.52	$10.70	0
1/1/2006 to 12/31/2006	$10.70	$12.56	0
1/1/2007 to 12/31/2007	$12.56	$12.54	0

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

American Century Ultra® Fund 3/4/2005 to 12/31/2005	$10.44	$10.98	0
1/1/2006 to 12/31/2006	$10.98	$10.42	0
1/1/2007 to 12/31/2007	$10.42	$12.47	0
American Funds – Bond Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.10	$10.22	1497.5924
1/1/2006 to 12/31/2006	$10.22	$10.65	10240.9372
1/1/2007 to 12/31/2007	$10.65	$10.84	7977.3
American Funds – EuroPacific Growth Fund 3/4/2005 to 12/31/2005	$11.10	$13.48	907.9984
1/1/2006 to 12/31/2006	$13.48	$16.17	7362.4308
1/1/2007 to 12/31/2007	$16.17	$18.92	8977.9
American Funds – Growth Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.72	$12.27	2992.463
1/1/2006 to 12/31/2006	$12.27	$13.40	9902.2519
1/1/2007 to 12/31/2007	$13.40	$14.64	4425.5
American Funds – Income Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.56	$10.90	0
1/1/2006 to 12/31/2006	$10.90	$12.91	0
1/1/2007 to 12/31/2007	$12.91	$13.18	0
American Funds – Investment Company of America 3/4/2005 to 12/31/2005	$10.55	$11.26	0
1/1/2006 to 12/31/2006	$11.26	$12.86	2043.8928
1/1/2007 to 12/31/2007	$12.86	$13.39	1988.9
BlackRock Basic Value Fund, Inc. 3/4/2005 to 12/31/2005	$10.44	$11.01	0
1/1/2006 to 12/31/2006	$11.01	$13.26	2240.5694
1/1/2007 to 12/31/2007	$13.26	$13.18	4204.5
BlackRock Total Return Fund 3/4/2005 to 12/31/2005	$10.09	$10.08	0
1/1/2006 to 12/31/2006	$10.08	$10.30	0
1/1/2007 to 12/31/2007	$10.30	$10.59	0
BlackRock Fundamental Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.58	$11.59	0
1/1/2006 to 12/31/2006	$11.59	$11.83	0
1/1/2007 to 12/31/2007	$11.83	$13.96	4270.7
BlackRock Global Allocation Fund, Inc. 3/4/2005 to 12/31/2005	$10.77	$11.84	0
1/1/2006 to 12/31/2006	$11.84	$13.51	2552.2753
1/1/2007 to 12/31/2007	$13.51	$15.52	2309.6
BlackRock Global SmallCap Fund, Inc. 3/4/2005 to 12/31/2005	$10.89	$12.57	0
1/1/2006 to 12/31/2006	$12.57	$14.62	55.4149
1/1/2007 to 12/31/2007	$14.62	$16.74	53.7
BlackRock Government Income Fund
10/16/2006[2] to 12/31/2006	$10.23	$10.37	0
1/1/2007 to 12/31/2007	$10.37	$10.62	0

2 Available for allocations of premiums or account value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock High Income Fund 5/1/2007[2] to 12/31/2007	$10.15	$9.76	0
BlackRock International Index Fund 3/4/2005 to 12/31/2005	$11.04	$12.72	0
1/1/2006 to 12/31/2006	$12.72	$15.75	0
1/1/2007 to 12/31/2007	$15.75	$17.06	0
BlackRock International Value Fund 5/1/2007[2] to 12/31/2007	$10.51	$10.83	2549.5
BlackRock Small Cap Index Fund 3/4/2005 to 12/31/2005	$10.55	$11.59	0
1/1/2006 to 12/31/2006	$11.59	$13.36	0
1/1/2007 to 12/31/2007	$13.36	$12.86	0
BlackRock S&P 500 Index Fund 3/4/2005 to 12/31/2005	$10.66	$11.16	0
1/1/2006 to 12/31/2006	$11.16	$12.65	0
1/1/2007 to 12/31/2007	$12.65	$13.07	0
BlackRock Low Duration Fund 3/4/2005 to 12/31/2005	$9.96	$9.97	1227.94
1/1/2006 to 12/31/2006	$9.97	$10.21	0
1/1/2007 to 12/31/2007	$10.21	$10.36	0
BlackRock Large Cap Core Fund 3/4/2005 to 12/31/2005	$11.14	$12.42	0
1/1/2006 to 12/31/2006	$12.42	$13.79	227.2537
1/1/2007 to 12/31/2007	$13.79	$14.23	230.6
BlackRock Large Cap Growth Fund 3/4/2005 to 12/31/2005	$11.02	$12.22	0
1/1/2006 to 12/31/2006	$12.22	$12.81	0
1/1/2007 to 12/31/2007	$12.81	$13.62	0
BlackRock Large Cap Value Fund 3/4/2005 to 12/31/2005	$11.04	$12.49	980.3074
1/1/2006 to 12/31/2006	$12.49	$14.23	0
1/1/2007 to 12/31/2007	$14.23	$14.68	1191.5
BlackRock U.S. Government Fund 3/4/2005 to 12/31/2005	$10.10	$10.06	0
1/1/2006 to 10/13/2006[3]	$10.06	$10.14	0
BlackRock Value Opportunities Fund, Inc. 3/4/2005 to 12/31/2005	$10.38	$11.90	0
1/1/2006 to 12/31/2006	$11.90	$13.13	58.5783
1/1/2007 to 12/31/2007	$13.13	$12.75	61.1
Cohen & Steers Realty Income Fund, Inc. 3/4/2005 to 12/31/2005	$11.17	$11.77	780.1977
1/1/2006 to 12/31/2006	$11.77	$15.05	1874.1182
1/1/2007 to 12/31/2007	$15.05	$11.79	864.9
Columbia Acorn USA 3/4/2005 to 12/31/2005	$11.29	$12.61	0
1/1/2006 to 12/31/2006	$12.61	$13.40	3910.2853
1/1/2007 to 12/31/2007	$13.40	$13.60	0

2 Available for allocations of premiums or account value effective following the close of business.
3 Effective following the close of business on October 13, 2006, the BlackRock U.S. Government Fund was merged with and into the BlackRock Government Income Fund.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Columbia Acorn International Fund
5/1/2007[2] to 12/31/2007	$10.65	$11.27	0
Columbia Marsico Growth Fund
5/1/2006[2] to 12/31/2006	$10.09	$10.30	0
1/1/2007 to 12/31/2007	$10.30	$11.56	7880.6
Davis New York Venture Fund, Inc. 3/4/2005 to 12/31/2005	$10.75	$11.81	0
1/1/2006 to 12/31/2006	$11.81	$13.38	3846.3538
1/1/2007 to 12/31/2007	$13.38	$13.82	2029.6
Delaware Trend Fund 3/4/2005 to 12/31/2005	$10.12	$11.51	0
1/1/2006 to 12/31/2006	$11.51	$12.11	0
1/1/2007 to 12/31/2007	$12.11	$13.17	0
Dreyfus Appreciation Fund, Inc. 3/4/2005 to 12/31/2005	$10.74	$10.95	2515.909
1/1/2006 to 12/31/2006	$10.95	$12.53	4587.9283
1/1/2007 to 12/31/2007	$12.53	$13.14	3424.3
Eaton Vance Floating-Rate Fund 3/4/2005 to 12/31/2005	$10.12	$10.35	2070.3271
1/1/2006 to 12/31/2006	$10.35	$10.83	4954.3601
1/1/2007 to 12/31/2007	$10.83	$10.84	0
Eaton Vance Large-Cap Value Fund 5/1/2007[2] to 12/31/2007	$10.58	$10.79	2378.0
Federated Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.63	$10.91	0
1/1/2006 to 12/31/2006	$10.91	$12.46	0
1/1/2007 to 12/31/2007	$12.46	$13.56	4625.9
Federated Kaufmann Fund 3/4/2005 to 12/31/2005	$10.92	$12.44	0
1/1/2006 to 12/31/2006	$12.44	$14.03	55.6971
1/1/2007 to 12/31/2007	$14.03	$16.76	1273.0
Fidelity Advisors Equity Growth Fund 3/4/2005 to 12/31/2005	$10.44	$11.19	0
1/1/2006 to 12/31/2006	$11.19	$11.73	0
1/1/2007 to 12/31/2007	$11.73	$14.58	0
Janus Adviser Forty Fund 5/1/2007[2] to 12/31/2007	$10.55	$13.32	8279.3
Janus Adviser Mid Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.57	$11.56	1764.7
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006[2] to 12/31/2006	$10.33	$10.52	3573.7677
1/1/2007 to 12/31/2007	$10.52	$10.07	0
JPMorgan Small Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.59	$10.94	0
Lord Abbett Affiliated Fund, Inc. 3/4/2005 to 12/31/2005	$10.61	$11.23	0
1/1/2006 to 12/31/2006	$11.23	$12.99	2640.8268
1/1/2007 to 12/31/2007	$12.99	$13.25	1935.1

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Lord Abbett Bond-Debenture Fund, Inc. 3/4/2005 to 12/31/2005	$9.98	$10.38	0
1/1/2006 to 12/31/2006	$10.38	$11.23	0
1/1/2007 to 12/31/2007	$11.23	$11.64	0
Lord Abbett Mid-Cap Value Fund, Inc. 3/4/2005 to 12/31/2005	$11.00	$12.00	0
1/1/2006 to 12/31/2006	$12.00	$13.27	59.9301
1/1/2007 to 12/31/2007	$13.27	$13.13	2103.4
Merrill Lynch Ready Assets Trust 3/4/2005 to 12/31/2005	$10.01	$10.09	0
1/1/2006 to 12/31/2006	$10.09	$10.37	0
1/1/2007 to 12/31/2007	$10.37	$10.70	0
Oppenheimer Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.59	$11.13	0
1/1/2006 to 12/31/2006	$11.13	$11.77	0
1/1/2007 to 12/31/2007	$11.77	$13.18	0
Oppenheimer Main Street Fund® 3/4/2005 to 12/31/2005	$10.62	$11.28	0
1/1/2006 to 12/31/2006	$11.28	$12.75	0
1/1/2007 to 12/31/2007	$12.75	$13.08	0
Oppenheimer Main Street Small Cap Fund® 3/4/2005 to 12/31/2005	$10.89	$12.35	0
1/1/2006 to 12/31/2006	$12.35	$13.94	0
1/1/2007 to 12/31/2007	$13.94	$13.50	0
PIMCO CommodityRealReturn Strategy Fund 3/4/2005 to 12/31/2005	$9.85	$11.44	802.4295
1/1/2006 to 12/31/2006	$11.44	$10.87	2593.7626
1/1/2007 to 12/31/2007	$10.87	$13.18	2321.8
PIMCO Low Duration Fund 5/1/2007[2] to 12/31/2007	$10.02	$10.50	0
PIMCO Real Return Fund 3/4/2005 to 12/31/2005	$10.35	$10.30	0
1/1/2006 to 12/31/2006	$10.30	$10.12	0
1/1/2007 to 12/31/2007	$10.12	$11.07	3444.5
PIMCO Total Return Fund 3/4/2005 to 12/31/2005	$10.17	$10.16	7528.2687
1/1/2006 to 12/31/2006	$10.16	$10.36	15387.0824
1/1/2007 to 12/31/2007	$10.36	$11.07	13501.9
Pioneer Fund 3/4/2005 to 12/31/2005	$10.74	$11.44	1872.7408
1/1/2006 to 12/31/2006	$11.44	$13.11	8105.7372
1/1/2007 to 12/31/2007	$13.11	$13.50	0
Pioneer High Yield Fund 3/4/2005 to 12/31/2005	$9.78	$10.38	0
1/1/2006 to 12/31/2006	$10.38	$11.30	0
1/1/2007 to 12/31/2007	$11.30	$11.90	0
Pioneer Emerging Markets Fund
5/1/2006[2] to 12/31/2006	$11.03	$11.91	0
1/1/2007 to 12/31/2007	$11.91	$16.63	0

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Pioneer Small Cap Value Fund 3/4/2005 to 12/31/2005	$10.68	$12.32	0
1/1/2006 to 12/31/2006	$12.32	$13.88	0
1/1/2007 to 12/31/2007	$13.88	$12.60	1287.0
Seligman Capital Fund 5/1/2007[2] to 12/31/2007	$10.56	$11.06	0
Templeton Foreign Fund 3/4/2005 to 12/31/2005	$11.04	$12.37	0
1/1/2006 to 12/31/2006	$12.37	$14.60	0
1/1/2007 to 12/31/2007	$14.60	$16.85	0
Templeton Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.97	$11.90	514.3119
1/1/2006 to 12/31/2006	$11.90	$14.27	119.6173
1/1/2007 to 12/31/2007	$14.27	$14.35	114.0
Van Kampen Comstock Fund 3/4/2005 to 12/31/2005	$10.74	$11.18	1369.3589
1/1/2006 to 12/31/2006	$11.18	$12.77	0
1/1/2007 to 12/31/2007	$12.77	$12.32	0

Class XC

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM Basic Value Fund 3/4/2005 to 12/31/2005	$10.78	$11.47	0
1/1/2006 to 12/31/2006	$11.47	$12.77	0
1/1/2007 to 12/31/2007	$12.77	$12.70	3398.9
AIM Mid Cap Core Equity Fund 3/4/2005 to 12/31/2005	$10.64	$11.39	0
1/1/2006 to 12/31/2006	$11.39	$12.45	0
1/1/2007 to 12/31/2007	$12.45	$13.45	0
AllianceBernstein International Value Fund 5/1/2007[2] to 12/31/2007	$10.53	$10.40	3623.5
AllianceBernstein Small/Mid Cap Value Fund 3/4/2005 to 12/31/2005	$10.86	$11.79	16766.1904
1/1/2006 to 12/31/2006	$11.79	$13.18	55206.2397
1/1/2007 to 12/31/2007	$13.18	$13.26	24586.4
AllianceBernstein Value Fund 3/4/2005 to 12/31/2005	$10.72	$11.27	0
1/1/2006 to 12/31/2006	$11.27	$13.44	15539.0519
1/1/2007 to 12/31/2007	$13.44	$12.63	16438.5
Allianz CCM Capital Appreciation Fund
5/1/2006[2] to 12/31/2006	$10.32	$10.07	0
1/1/2007 to 12/31/2007	$10.07	$11.60	0
Allianz NFJ Dividend Value Fund
5/1/2007[2] to 12/31/2007	$10.51	$10.24	5455.5

2 Available for allocations of premiums or account value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Allianz NFJ Small-Cap Value Fund 3/4/2005 to 12/31/2005	$11.03	$12.12	12142.5812
1/1/2006 to 12/31/2006	$12.12	$14.13	14355.6691
1/1/2007 to 12/31/2007	$14.13	$14.75	15566.8
Allianz OCC Renaissance Fund 3/4/2005 to 12/31/2005	$10.14	$10.71	0
1/1/2006 to 12/31/2006	$10.71	$11.80	0
1/1/2007 to 12/31/2007	$11.80	$12.25	0
American Century Equity Income Fund 3/4/2005 to 12/31/2005	$10.51	$10.69	0
1/1/2006 to 12/31/2006	$10.69	$12.55	375.7515
1/1/2007 to 12/31/2007	$12.55	$12.52	385.2
American Century Ultra® Fund 3/4/2005 to 12/31/2005	$10.44	$10.97	0
1/1/2006 to 12/31/2006	$10.97	$10.41	0
1/1/2007 to 12/31/2007	$10.41	$12.45	0
American Funds – Bond Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.10	$10.21	9665.4177
1/1/2006 to 12/31/2006	$10.21	$10.64	117206.168
1/1/2007 to 12/31/2007	$10.64	$10.82	139007.0
American Funds – EuroPacific Growth Fund 3/4/2005 to 12/31/2005	$11.10	$13.48	10861.4181
1/1/2006 to 12/31/2006	$13.48	$16.15	62104.7125
1/1/2007 to 12/31/2007	$16.15	$18.89	98490.9
American Funds – Growth Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.71	$12.27	38789.7252
1/1/2006 to 12/31/2006	$12.27	$13.39	149088.5992
1/1/2007 to 12/31/2007	$13.39	$14.61	124081.6
American Funds – Income Fund of America, Inc. 3/4/2005 to 12/31/2005	$10.56	$10.90	1666.8104
1/1/2006 to 12/31/2006	$10.90	$12.89	19119.464
1/1/2007 to 12/31/2007	$12.89	$13.16	19920.3
American Funds – Investment Company of America 3/4/2005 to 12/31/2005	$10.55	$11.26	10019.8187
1/1/2006 to 12/31/2006	$11.26	$12.84	40528.3993
1/1/2007 to 12/31/2007	$12.84	$13.37	46176.2
BlackRock Basic Value Fund, Inc. 3/4/2005 to 12/31/2005	$10.44	$11.01	0
1/1/2006 to 12/31/2006	$11.01	$13.25	8959.5464
1/1/2007 to 12/31/2007	$13.25	$13.16	41390.9
BlackRock Total Return Fund 3/4/2005 to 12/31/2005	$10.09	$10.07	0
1/1/2006 to 12/31/2006	$10.07	$10.29	6610.1862
1/1/2007 to 12/31/2007	$10.29	$10.57	6560.7
BlackRock Fundamental Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.58	$11.58	0
1/1/2006 to 12/31/2006	$11.58	$11.82	10750.5265
1/1/2007 to 12/31/2007	$11.82	$13.94	73157.0

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock Global Allocation Fund, Inc. 3/4/2005 to 12/31/2005	$10.76	$11.83	10078.3687
1/1/2006 to 12/31/2006	$11.83	$13.50	79906.4136
1/1/2007 to 12/31/2007	$13.50	$15.49	111996.1
BlackRock Global SmallCap Fund, Inc. 3/4/2005 to 12/31/2005	$10.89	$12.56	600.1028
1/1/2006 to 12/31/2006	$12.56	$14.60	4675.7364
1/1/2007 to 12/31/2007	$14.60	$16.71	4057.9
BlackRock Government Income Fund
10/16/2006[2] to 12/31/2006	$10.23	$10.37	0
1/1/2007 to 12/31/2007	$10.37	$10.61	0
BlackRock High Income Fund
5/1/2007[2] to 12/31/2007	$10.15	$9.76	0
BlackRock International Index Fund 3/4/2005 to 12/31/2005	$11.04	$12.72	0
1/1/2006 to 12/31/2006	$12.72	$15.73	7511.9737
1/1/2007 to 12/31/2007	$15.73	$17.03	6868.7
BlackRock International Value Fund
5/1/2007[2] to 12/31/2007	$10.51	$10.83	3077.2
BlackRock Small Cap Index Fund 3/4/2005 to 12/31/2005	$10.55	$11.58	0
1/1/2006 to 12/31/2006	$11.58	$13.34	6624.7801
1/1/2007 to 12/31/2007	$13.34	$12.84	0
BlackRock S&P 500 Index Fund 3/4/2005 to 12/31/2005	$10.66	$11.15	0
1/1/2006 to 12/31/2006	$11.15	$12.64	6083.9755
1/1/2007 to 12/31/2007	$12.64	$13.05	6346.1
BlackRock Low Duration Fund 3/4/2005 to 12/31/2005	$9.96	$9.96	6561.7774
1/1/2006 to 12/31/2006	$9.96	$10.20	1420.9134
1/1/2007 to 12/31/2007	$10.20	$10.35	1410.3
BlackRock Large Cap Core Fund 3/4/2005 to 12/31/2005	$11.14	$12.41	305.6388
1/1/2006 to 12/31/2006	$12.41	$13.77	1405.8573
1/1/2007 to 12/31/2007	$13.77	$14.21	1501.7
BlackRock Large Cap Growth Fund 3/4/2005 to 12/31/2005	$11.02	$12.22	0
1/1/2006 to 12/31/2006	$12.22	$12.80	22505.0587
1/1/2007 to 12/31/2007	$12.80	$13.60	23050.7
BlackRock Large Cap Value Fund 3/4/2005 to 12/31/2005	$11.04	$12.48	12636.9657
1/1/2006 to 12/31/2006	$12.48	$14.22	17872.3778
1/1/2007 to 12/31/2007	$14.22	$14.65	17234.2

2 Available for allocations of premiums or contract value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock U.S. Government Fund 3/4/2005 to 12/31/2005	$10.10	$10.06	0
1/1/2006 to 10/13/2006[3]	$10.06	$10.13	0
BlackRock Value Opportunities Fund, Inc. 3/4/2005 to 12/31/2005	$10.38	$11.90	0
1/1/2006 to 12/31/2006	$11.90	$13.12	9206.4688
1/1/2007 to 12/31/2007	$13.12	$12.73	9346.6
Cohen & Steers Realty Income Fund, Inc. 3/4/2005 to 12/31/2005	$11.17	$11.76	9272.0093
1/1/2006 to 12/31/2006	$11.76	$15.03	27255.5628
1/1/2007 to 12/31/2007	$15.03	$11.77	33156.5
Columbia Acorn USA 3/4/2005 to 12/31/2005	$11.28	$12.60	4640.5438
1/1/2006 to 12/31/2006	$12.60	$13.38	51276.5162
1/1/2007 to 12/31/2007	$13.38	$13.58	17984.8
Columbia Acorn International Fund
5/1/2007[2] to 12/31/2007	$10.65	$11.27	6526.3
Columbia Marsico Growth Fund
5/1/2006[2] to 12/31/2006	$10.09	$10.30	1255.9042
1/1/2007 to 12/31/2007	$10.30	$11.55	122035.3
Davis New York Venture Fund, Inc. 3/4/2005 to 12/31/2005	$10.74	$11.80	8883.0813
1/1/2006 to 12/31/2006	$11.80	$13.37	69391.267
1/1/2007 to 12/31/2007	$13.37	$13.80	51128.2
Delaware Trend Fund 3/4/2005 to 12/31/2005	$10.12	$11.50	0
1/1/2006 to 12/31/2006	$11.50	$12.09	0
1/1/2007 to 12/31/2007	$12.09	$13.15	0
Dreyfus Appreciation Fund, Inc. 3/4/2005 to 12/31/2005	$10.74	$10.94	19995.9684
1/1/2006 to 12/31/2006	$10.94	$12.51	48414.8828
1/1/2007 to 12/31/2007	$12.51	$13.11	53606.0
Eaton Vance Floating-Rate Fund 3/4/2005 to 12/31/2005	$10.11	$10.34	11750.8027
1/1/2006 to 12/31/2006	$10.34	$10.81	51292.0455
1/1/2007 to 12/31/2007	$10.81	$10.82	911.6
Eaton Vance Large-Cap Value Fund
5/1/2007[2] to 12/31/2007	$10.58	$10.78	38051.1
Federated Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.63	$10.91	0
1/1/2006 to 12/31/2006	$10.91	$12.44	0
1/1/2007 to 12/31/2007	$12.44	$13.54	50156.8

2 Available for allocations of premiums or contract value effective following the close of business.
3 Effective following the close of business on October 13, 2006, the BlackRock U.S. Government Fund was merged with and into the BlackRock Government Income Fund.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Federated Kaufmann Fund 3/4/2005 to 12/31/2005	$10.91	$12.44	0
1/1/2006 to 12/31/2006	$12.44	$14.02	18240.5846
1/1/2007 to 12/31/2007	$14.02	$16.74	37410.4
Fidelity Advisors Equity Growth Fund 3/4/2005 to 12/31/2005	$10.44	$11.18	0
1/1/2006 to 12/31/2006	$11.18	$11.72	0
1/1/2007 to 12/31/2007	$11.72	$14.56	0
Janus Adviser Forty Fund 5/1/2007[2] to 12/31/2007	$10.55	$13.31	126744.1
Janus Adviser Mid Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.57	$11.55	25867.8
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006[2] to 12/31/2006	$10.33	$10.52	37756.8048
1/1/2007 to 12/31/2007	$10.52	$10.06	0
JPMorgan Small Cap Growth Fund 5/1/2007[2] to 12/31/2007	$10.19	$10.93	0
Lord Abbett Affiliated Fund, Inc. 3/4/2005 to 12/31/2005	$10.61	$11.22	335.6277
1/1/2006 to 12/31/2006	$11.22	$12.98	28143.4703
1/1/2007 to 12/31/2007	$12.98	$13.23	31952.6
Lord Abbett Bond-Debenture Fund, Inc. 3/4/2005 to 12/31/2005	$9.98	$10.38	0
1/1/2006 to 12/31/2006	$10.38	$11.21	0
1/1/2007 to 12/31/2007	$11.21	$11.62	0
Lord Abbett Mid-Cap Value Fund, Inc. 3/4/2005 to 12/31/2005	$11.00	$11.99	12367.1254
1/1/2006 to 12/31/2006	$11.99	$13.25	17200.4678
1/1/2007 to 12/31/2007	$13.25	$13.11	43844.8
Merrill Lynch Ready Assets Trust 3/4/2005 to 12/31/2005	$10.01	$10.09	0
1/1/2006 to 12/31/2006	$10.09	$10.36	0
1/1/2007 to 12/31/2007	$10.36	$10.68	0
Oppenheimer Capital Appreciation Fund 3/4/2005 to 12/31/2005	$10.59	$11.12	0
1/1/2006 to 12/31/2006	$11.12	$11.76	0
1/1/2007 to 12/31/2007	$11.76	$13.16	0
Oppenheimer Main Street Fund® 3/4/2005 to 12/31/2005	$10.61	$11.27	3521.0126
1/1/2006 to 12/31/2006	$11.27	$12.74	3904.1324
1/1/2007 to 12/31/2007	$12.74	$13.06	4967.7
Oppenheimer Main Street Small Cap Fund® 3/4/2005 to 12/31/2005	$10.89	$12.34	2215.9624
1/1/2006 to 12/31/2006	$12.34	$13.92	0
1/1/2007 to 12/31/2007	$13.92	$13.48	924.2

2 Available for allocations of premiums or account value effective following the close of business.

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

PIMCO CommodityRealReturn Strategy Fund 3/4/2005 to 12/31/2005	$9.84	$11.44	9698.572
1/1/2006 to 12/31/2006	$11.44	$10.86	32830.3359
1/1/2007 to 12/31/2007	$10.86	$13.16	44286.9
PIMCO Low Duration Fund 5/1/2007[2] to 12/31/2007	$10.02	$10.49	0
PIMCO Real Return Fund 3/4/2005 to 12/31/2005	$10.34	$10.29	0
1/1/2006 to 12/31/2006	$10.29	$10.11	11725.6964
1/1/2007 to 12/31/2007	$10.11	$11.05	59113.9
PIMCO Total Return Fund 3/4/2005 to 12/31/2005	$10.16	$10.16	47526.9891
1/1/2006 to 12/31/2006	$10.16	$10.34	158962.7643
1/1/2007 to 12/31/2007	$10.34	$11.05	207256.7
Pioneer Fund 3/4/2005 to 12/31/2005	$10.73	$11.43	14027.7609
1/1/2006 to 12/31/2006	$11.43	$13.09	85627.1236
1/1/2007 to 12/31/2007	$13.09	$13.48	991.1
Pioneer Emerging Markets Fund
5/1/2006[2] to 12/31/2006	$11.03	$11.90	183.6983
1/1/2007 to 12/31/2007	$11.90	$16.62	9513.3
Pioneer High Yield Fund 3/4/2005 to 12/31/2005	$9.78	$10.38	3746.5572
1/1/2006 to 12/31/2006	$10.38	$11.29	11116.8243
1/1/2007 to 12/31/2007	$11.29	$11.88	10117.4
Pioneer Small Cap Value Fund 3/4/2005 to 12/31/2005	$10.68	$12.31	0
1/1/2006 to 12/31/2006	$12.31	$13.86	3214.9353
1/1/2007 to 12/31/2007	$13.86	$12.58	9565.1
Seligman Capital Fund 5/1/2007[2] to 12/31/2007	$10.56	$11.06	0
Templeton Foreign Fund 3/4/2005 to 12/31/2005	$11.03	$12.36	12518.2752
1/1/2006 to 12/31/2006	$12.36	$14.59	30386.337
1/1/2007 to 12/31/2007	$14.59	$16.82	42906.6
Templeton Growth Fund, Inc. 3/4/2005 to 12/31/2005	$10.97	$11.90	6060.6983
1/1/2006 to 12/31/2006	$11.90	$14.25	719.5446
1/1/2007 to 12/31/2007	$14.25	$14.33	721.2
Van Kampen Comstock Fund 3/4/2005 to 12/31/2005	$10.74	$11.17	13978.1614
1/1/2006 to 12/31/2006	$11.17	$12.75	333.6981
1/1/2007 to 12/31/2007	$12.75	$12.30	3091.4

2 Available for allocations of premiums or account value effective following the close of business.

Table of Contents of the Statement of Additional Information

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION
Selling the Contract
Financial Statements
Administrative Services Arrangements
Keep Well Agreement

CALCULATION OF YIELDS AND TOTAL RETURNS
Money Market Yield
Other Subaccount Yields
Total Returns

FINANCIAL STATEMENTS OF ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

FINANCIAL STATEMENTS OF ML LIFE INSURANCE COMPANY OF NEW YORK

Appendix A – Example of Bonus Payment and Recapture

Example:  You purchase a Merrill Lynch Investor Choice Annuity® XC Class Contract with an initial premium of $400,000 on May 10, 2008. You make a withdrawal (including any applicable surrender charge (SC)) of $155,000 on July 5, 2009 and pay a subsequent premium of $200,000 on August 1, 2009. Your bonus amounts paid and recaptured, based on hypothetical account values and transactions, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account. There is, of course, no assurance that the Separate Account will experience positive investment performance. This example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate bonus amounts paid and recaptured, see “Features and Benefits of the Contract – Bonus Payment and Recapture.”

							Bonus
							Amount
		Transactions		Bonus Amounts		Account	Subject to
Date		Prem.	Withdr.	Paid	Recaptured	Value	Recapture

5/10/2008	The contract is issued	$400,000		$18,000		$418,000	$18,000
	Premium Allocated to Tier 1 = $125,000
	Premium Allocated to Tier 2 = $275,000
	Bonus 1 = (.045 x $125,000) + (.045 x $275,000) = $5,625 + $12,375 = $18,000
	Bonus 1 Subj. to Recapture = Bonus Recapture Percentage (BRP) Year 1 x Bonus 1 = 100% x $18,000 = $18,000

5/10/2009	First contract anniversary					$428,000	$11,700
	Assume account value increased by $10,000 due to positive investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700

7/5/2009	Owner takes a $155,000 withdrawal		$155,000		$2,925	$273,775	$8,775
	Assume account value increased by $3,700 due to positive investment performance.
	Bonus 1 Subj. to Recapture Before Withdrawal = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700
	Gain = account value Before Withdrawal — Bonus Amounts Subj. to Recapture — Remaining Premiums = $431,700 — $11,700 — $400,000 = $20,000
	Free Withdrawal Amount = Greater of 10% Premium or Gain = Max ($40,000, $20,000) = $40,000
	Prem 1 Withdrawn = Withdrawal — Gain = $155,000 — $40,000 = $115,000
	Prem 1 Withdrawn without SC = Free-Out — Gain = $40,000 — $20,000 = $20,000
	Bonus 1 Recapture Ratio = Prem 1 Withdrawn Subj. to SC/Prem 1 Remaining Immediately Prior = ($115,000 — $20,000)/($400,000 — $20,000) = $95,000/$380,000 = .250000
	Bonus 1 Recaptured = Bonus 1 Subj. to Recapture x Bonus 1 Recapture Ratio = $11,700 x .250000 = $2,925
	Bonus 1 Subj. to Recapture After Withdrawal = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $2,925/0.65) = $8,775

8/1/2009	Owner puts in $200,000 additional premium	$200,000		$5,000		$455,000	$13,775
	Assume account value decreased to $23,775 due to negative investment performance.
	Premium Allocated to Tier 2 = $100,000
	Premium Allocated to Tier 3 = $100,000
	Bonus 2 = (.045 x $100,000) + (.055 x $100,000) = $5,000
	Bonus 2 Subj. to Recapture = BRP Year 1 x Bonus 2 = 100% x $5,000 = $5,000
	Bonus 1 Subj. to Recapture = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $2,925/65%) = $8,775

5/10/2010	Second contract anniversary					$450,000	$9,050
	Assume account value decreased by $5,000 due to negative investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 3 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 30% x ($18,000 — $2,925/65%) = $4,050
	Bonus 2 Subj. to Recapture = BRP Year 1 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 100% x ($5,000 — $0) = $5,000

5/10/2011	Third contract anniversary					$475,000	$3,250
	Assume account value increased by $25,000 due to positive investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 4 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 0% x ($18,000 — $2,925/65%) = $0
	Bonus 2 Subj. to Recapture = BRP Year 2 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 65% x ($5,000 — $0) = $3,250

Appendix B – Example of Maximum Anniversary Value GMDB

Example:  Assume that you are under age 76 at issue. You pay an initial premium of $100,000 on May 10, 2008 and a subsequent premium of $10,000 on June 28, 2009. You also make withdrawals (including any applicable surrender charge) of $5,000 on August 3, 2009 and $40,000 on September 22, 2009. Your death benefit, based on hypothetical account values and transactions, and selection of the Maximum Anniversary Value (“MAV”) GMDB option, is illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit when the MAV GMDB is selected. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit see “GMDB Base – Maximum Anniversary Value.”

				(A)	(B)
		Transactions		GMDB	Account
Date		Prem.	Withdr.	MAV Base	Value	Death Benefit

5/10/2008	The contract is issued	$100,000		$100,000	$100,000	$100,000 (maximum of (A),(B))
	5/10/08 anniversary value = Initial Premium on 5/10/08 = $100,000
	GMDB MAV Base = greatest of anniversary values = $100,000

5/10/2009	First contract anniversary			$110,000	$110,000	$110,000 (maximum of (A),(B))
	Assume account value increased by $10,000 due to positive investment performance.
	5/10/09 anniversary value = account value on 5/10/09 = $110,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $110,000

6/28/2009	Owner puts in $10,000 additional premium	$10,000		$120,000	$114,000	$120,000 (maximum of (A),(B))
	Assume account value decreased by $6,000 due to negative investment performance.
	5/10/09 anniversary value = anniversary value before premium + additional premium = $110,000 + $10,000 = $120,000
	GMDB MAV Base = greatest of anniversary values = 5/10/08 anniversary value = $120,000

8/3/2009	Owner takes a $5,000 withdrawal		$5,000	$114,000	$95,000	$114,000 (maximum of (A),(B))
	Assume account value decreased by $14,000 due to negative investment performance.
	Adjusted withdrawal = withdrawal x (GMDB MAV Base before withdrawal) (account value before withdrawal)
	= $5,000 x ($120,000/$100,000)
	= $6,000
	5/10/09 anniversary value = 5/10/09 anniversary value before w/d — adjusted withdrawal
	= $120,000 — $6,000 = $114,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $114,000

9/22/2009	Owner takes a $40,000 withdrawal		$40,000	$76,000	$80,000	$80,000 (maximum of (A),(B))
	Assume account value increased by $25,000 due to positive investment performance.
	Adjusted withdrawal = withdrawal x (GMDB MAV Base before withdrawal) (account value before withdrawal)
	= $40,000 x ($114,000/$120,000)
	= $38,000
	5/10/09 anniversary value = 5/10/09 anniversary value before — adjusted withdrawal
	= $114,000 — $38,000 = $76,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $76,000

5/10/2010	Second contract anniversary			$76,000	$70,000	$76,000 (maximum of (A),(B))
	Assume account value decreased by $10,000 due to negative investment performance.
	5/10/09 anniversary value = $76,000
	5/10/10 anniversary value = account value on 5/10/10 = $70,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $76,000

Appendix C – Example of GMIB

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no investment in Restricted Subaccounts, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Base and therefore the GMIB guaranteed minimum payment.

Facts:  Assume that a male, age 60 purchases a Merrill Lynch Investor Choice Annuity® (B Class) Contract on May 10, 2008 with the GMIB, and makes an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB Rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

		ANNUAL GMIB
CONTRACT ANNIVERSARY*	GMIB BASE	PAYMENTS**
(5th) May 10, 2013	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
(10th) May 10, 2018	$162,889	$10,184
(15th) May 10, 2023	$207,893	$14,868
(20th) May 10, 2028	$265,330	$21,715
(25th) May 10, 2033***	$265,330	$24,516
(30th) May 10, 2038	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB charges previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

APPENDIX D – Example of GMWB

Example:  You purchase a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on May 10, 2008 at the age of 72. You select the Guaranteed Minimum Withdrawal Benefit rider. You make your first withdrawal on June 15, 2011 at the age of 75 and continue to take withdrawals each Contract Year as shown below. Your Guaranteed Lifetime Amount (GLA) and GMWB Base, based on hypothetical account values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

		Transactions		Account	GMWB
Date		Prem.	Withdr.	Value	Base	GLA

5/10/2008	The Contract is issued	$100,000		$100,000	$100,000	$5,500
	The Lifetime Income Percentage is 5.5% if a withdrawal were to be taken.
5/10/2011	Third contract anniversary			$120,000	$120,000	$7,200
	Assume account value increased by $20,000 due to positive investment performance and that this is the highest anniversary value since issue. The Lifetime Income Percentage is now 6.0% since You are age 75 and You have not taken any previous withdrawals.
6/15/2011	Owner takes a $7,200 withdrawal		$7,200	$103,000	$120,000	$7,200
	Assume account value decreased by $9,800 to $110,200 due to negative investment performance. No adjustments apply since withdrawals have not exceeded the GLA during the contract year.
9/14/2011	Owner takes a $35,000 withdrawal		$35,000	$65,000	$65,000	$3,900
	Assume account value decreased by $3,000 to $100,000 due to negative investment performance. The previous withdrawal equaled the GLA so entire withdrawal is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x (GMWB Base before the excess withdrawal) (account value before the excess withdrawal)
	= ($35,000) x ($120,000 / $100,000) = $35,000 x (6/5)
	= $42,000
	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)
	= Min ($120,000 — $42,000, $65,000) = $65,000
5/10/2012	Fourth contract anniversary			$66,000	$65,000	$3,900
	Assume account value increased by $1,000 to $66,000 due to positive investment performance.
	Since this is not a 3rd Contract Anniversary, the GMWB Base is not reset to the higher value.
11/25/2012	Owner takes a $39,900 withdrawal		$39,900	$16,000	$16,000	$960
	Assume account value decreased by $10,100 to $55,900 due to negative investment performance.
	No previous w/ds have been taken during the contract year so $36,000 is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x (GMWB Base before the excess withdrawal) (account value before the excess withdrawal)
	= $36,000 x ($65,000 / ($55,900 — $3,900) ) = $36,000 x (5/4)
	= $45,000
	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)
	= Min ($65,000 — $45,000, $55,900 — $39,900)
	= Min ($20,000, $16,000) = $16,000
5/10/2020	Twelfth contract anniversary — Owner requests a $800 withdrawal		$800	$—	*GMWB RIDER TERMINATED*
	Assume withdrawals equal to the GLA have been taken each contract year and the Automatic Step-Up has not changed the GMWB Base. Assume account value has decreased by $15,200 to $800 due to withdrawals and negative investment performance.
	You receive the remaining $800 of account value and the Company pays You an additional $160. The GMWB Rider and Base Contract terminate. Lifetime monthly payments of $960 / 12 = $80 are established with an Annuity Date of 5/10/2021.

Appendix E – GMIB and GMWB Investment Categories

GMIB and GMWB
Investment Category	Subaccounts
Large Cap
BlackRock Basic Value, BlackRock Fundamental Growth, BlackRock Large Cap Core, BlackRock Large Cap Growth, BlackRock Large Cap Value, BlackRock S&P 500 Index, AIM Basic Value, AllianceBernstein Value, Allianz CCM Capital Appreciation, American Funds Growth Fund of America, American Funds Investment Company of America, Davis New York Venture, Dreyfus Appreciation, Federated Capital Appreciation, Lord Abbett Affiliated, Marsico Growth Fund, Oppenheimer Capital Appreciation, Allianz NFJ Divided Value, Eaton Vance Large-Cap Value, Janus Adviser Forty, Oppenheimer Main Street, Pioneer Fund, Van Kampen Comstock

Mid Cap	AIM Mid Cap Core Equity, Federated Kaufmann, Lord Abbett Mid-Cap Value, Janus Adviser Mid Cap Growth, Seligman Capital, Transamerica Growth Opportunities
Small Cap
BlackRock Value Opportunities, AllianceBernstein Small/Mid Cap Value, Columbia Acorn USA, Delaware Trend, Oppenheimer Main Street Small Cap, Allianz NFJ Small Cap Value, Pioneer Small Cap Value, JPMorgan Small Cap Growth, Transamerica Small/Mid Cap Value

International
American Funds – EuroPacific Growth, Templeton Foreign, Templeton Growth, Pioneer Emerging Markets, AllianceBernstein International Value, BlackRock International Value, Columbia Acorn International, BlackRock Global Growth Fund, Inc.

Balanced	BlackRock Global Allocation Fund, American Funds Income Fund of America
Money Market	Merrill Lynch Ready Assets Trust
Fixed Income
BlackRock Total Return, BlackRock Government Income, BlackRock High Income, American Funds Bond Fund of America, Eaton Vance Floating-Rate, Lord Abbett Bond-Debenture, PIMCO Real Return, PIMCO Total Return, Pioneer High Yield, PIMCO Low Duration

Alternative	Cohen & Steers Realty Income, JPMorgan Multi-Cap Market Neutral, PIMCO CommodityRealReturn Strategy, Pioneer Real Estate Shares, Transamerica Convertible Securities

Appendix F – GMWB Tax Examples

The following examples illustrate how we intend to tax report a $5,000 payment received by you at various stages under a Contract with a GMWB benefit. Assume the Guaranteed Lifetime Amount is also $5,000. It should be noted that all taxable amounts received under your Contract will be treated as ordinary income. Please note that the tax consequences associated with payments received in accordance with the GMWB are unclear and a tax advisor should be consulted.

(1)	Before annuity payments begin, earnings (or gains) come out first from the Contract and are taxable as ordinary income. Thus, if taken as a pre-annuity date withdrawal, the entire $5,000 payment will consist of taxable earnings until the account value is reduced to an amount below the greater of (i) the investment in the Contract (generally equal to the total premium payments); or (ii) the $5,000 Guaranteed Lifetime Amount.

(2)	Over time, as withdrawals are made from the Contract, the account value may be reduced to zero, but the GMWB benefit still guarantees that $5,000 will be paid each year. The tax treatment of a $5,000 withdrawal may differ as the account value approaches and reaches zero:

Example 1

Year during which account value goes to zero

Assume the account value is $500. $500 of the withdrawal will be from the account value and $4,500 will be part of the GMWB benefit. If the investment in the Contract at the time of payment is $1,000, we will report $4,000 as taxable gain and we will reduce the investment in Contract to zero. Investment in the Contract after the payment equals zero.

Years after account value goes to zero

Full amount of the $5,000 payment is taxed as gain, because investment in the Contract is now zero.

Example 2

Year during which account value goes to zero

Assuming again an account value of $500, $500 of the withdrawal will be taken from the account value and $4,500 will be paid to you as part of the GMWB benefit. If investment in the Contract at the time of payment is $15,000, we will report the entire $5,000 payment as a nontaxable return of premiums, because investment in the Contract is greater than both the guaranteed lifetime payment and the account value. Investment in the Contract immediately after the payment would be reduced by the full amount of the nontaxable payment received by you, to $10,000.

Years after account value goes to zero

Assume the expected return under the Contract is $91,000 ($5,000 each year times the life expectancy of the covered person). The exclusion ratio for the annual $5,000 guaranteed lifetime payments will be 11 percent (which is calculated by dividing the investment in the Contract of $10,000 by the expected return of $91,000). Thus, $4,450 will be reported as taxable income and $550 may be excluded from each annual payment of $5000 until the entire $10,000 investment in the Contract is recovered. After the entire investment in the Contract is recovered, the full amount of each guaranteed lifetime payment will be taxable.

APPENDIX G — Example of RMD Calculations under the GMWB

Example:  You purchase a Merrill Lynch Investor Choice Annuity B Class contract with an initial premium of $100,000 on June 1, 2008. You select the GMWB rider covering two lives and immediately take your first withdrawal and elect to take RMD withdrawals from your contract as shown below. The younger spouse (in this case, the joint annuitant) is age 60 at issue. Values associated with your GMWB rider, based on hypothetical account values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

									Remaining
									Guaranteed
									Lifetime
						Guaranteed			Amount	Excess
		Transactions		Account		Lifetime			in Contract	Withdrawal
Date		Prem.	Withdr.	Value	GMWB Base	Amount			Year	Amount

6/1/2008	The Contract is issued and the owner takes a $3,000 withdrawal	$100,000	$3,000	$97,000	$100,000		$4,500		$1,500	$—
	The Lifetime Income Percentage is 4.5%. No Roll-Up is applicable since the owner took an immediate withdrawal.
1/1/2009	Enter 2009 tax year			$97,000	$100,000		$4,500		$1,500
	Assume no change in account value and the RMD amount for the 2008 tax year is determined to be $5,000 (based on IRA owner’s age and sex).					(additional $	500 will be permitted for RMD	)
3/1/2009	Service Center notified $5,000 withdrawal will be taken for RMD purposes		$5,000	$92,000	$96,907		$4,500		$—	$3,000
	Assume account value decreased by $5,000 as a result of withdrawal. Cumulative withdrawals during the contract year = $3,000 + $5,000 = $8,000. Since cumulative withdrawals during the contract year is over the RMD amount of $5,000, the $3,000 withdrawal will be treated as an adjusted withdrawal and the GMWB base will be adjusted as follow:
	Adjusted Withdrawal = Excess withdrawal × (GMWB Base before withdrawal) (account value before the withdrawal) = ($3,000) × ($100,000 / $97,000) = $3,093
	GMWB Base = GMWB Base (prior to withdrawal) — Adj.Withdrawal
	= $100,000 — $3,093 = $96,907
6/1/2009	Contract anniversary			$92,000	$96,907		$4,361		$4,361
	Assume no change in account value.
9/1/2009	No Activity			$92,000	$96,907		$4,361		$4,361

APPENDIX H — Example of RMD Calculations under the GMWB

Example:  You purchase a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on June 1, 2008. You select the GMWB rider covering two lives and immediately take your first withdrawal and elect to take RMD withdrawals from your contract as shown below. The younger spouse (in this case, the joint annuitant) is age 60 at issue. Values associated with your GMWB rider, based on hypothetical account values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

									Remaining
									Guaranteed
						Guaranteed			Lifetime	Excess
		Transactions		Account		Lifetime			Amount in	Withdrawal
Date		Prem.	Withdr.	Value	GMWB Base	Amount			Contract Year	Amount

6/1/2008	The Contract is issued and the owner takes a $3,000 withdrawal	$100,000	$3,000	$97,000	$100,000		$4,500		$1,500	$—
	The Lifetime Income Percentage is 4.5%. No Roll-Up is applicable since the owner took an immediate withdrawal.
1/1/2009	Enter 2009 tax year			$97,000	$100,000		$4,500		$1,500
	Assume no change in account value and the RMD amount for the 2008 tax year is determined to be $5,000 (based on IRA owner’s age and sex).					(additional $	500 will be permitted for RMD	)
3/1/2009	Service Center notified $2,000 withdrawal will be taken for RMD purposes		$2,000	$95,000	$100,000		$4,500		$—	$—
	Assume account value decreased by $2,000 as a result of withdrawal. Cumulative withdrawals during the contract year = $3,000 + $2,000 = $5,000. Since cumulative withdrawals during the contract year is less than the RMD amount, the $2,000 withdrawal will not reduce the GMWB Base.
6/1/2009	Contract anniversary			$95,000	$100,000		$4,500		$4,500
	Assume no change in account value.
9/1/2009	Service Center notified $3,000 withdrawal will be taken for RMD purposes		$3,000	$92,000	$100,000		$4,500		$1,500
	Assume now account value decreased by $3,000 as a result of withdrawal. Cumulative withdrawals during the contract year = $3,000. Since cumulative withdrawals during the contract year or tax year do not exceed the RMD amount, the $2,000 withdrawal will not reduce the GMWB Base

ML of New York Variable Annuity
Separate Account D (the “Separate Account”)

Flexible Premium Individual Deferred
Variable Annuity Contract (the “Contract”)
issued by
ML Life Insurance Company of New York

Home Office: 4 Manhattanville Road
Purchase, NY 10577

Service Center: P.O. Box 44222
Jacksonville, Florida 32231-4222
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Phone: (800) 333-6524

offered through
Transamerica Capital, Inc.
Statement of Additional Information May 1, 2008 Merrill Lynch Investor Choice Annuity® (IRA Series)

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long-term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract must be issued by ML Life Insurance Company of New York (“ML of New York”) as an Individual Retirement Annuity (“IRA”), Roth IRA, or SEP IRA that is given qualified tax status or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2008, which is available on request and without charge by writing to or calling ML of New York at the Service Center address or phone number set forth above.

Table of Contents

OTHER INFORMATION	2
Selling the Contract	2
Financial Statements	2
Administrative Services Arrangements	2
Keep Well Agreement	2
CALCULATION OF YIELDS AND TOTAL RETURNS	3
Money Market Yield	3
Other Subaccount Yields	4
Total Returns	4
FINANCIAL STATEMENTS OF ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D	S-1
FINANCIAL STATEMENTS OF ML LIFE INSURANCE COMPANY OF NEW YORK	G-1

1

Other Information

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008 Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2007, 2006, and 2005, MLPF&S received $633,495, $1,189,604, and $331,535, respectively, in commissions.

Financial Statements

The financial statements of ML of New York included in this Statement of Additional Information should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of ML of New York to meet any obligations it may have under the Contract.

Administrative Services Arrangements

ML of New York has entered into a Service Agreement with its former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”), pursuant to which ML of New York can arrange for MLIG to provide directly or through affiliates certain services. Pursuant to this agreement, ML of New York has arranged for MLIG to provide administrative services for the Separate Account and certain contracts, including these Contracts and MLIG, in turn, has arranged for a subsidiary, Merrill Lynch Insurance Group Services, Inc. (“MLIG Services”), to provide these services. Compensation for these services, which will be paid by ML of New York, will be based on the charges and expenses incurred by MLIG Services, and will reflect MLIG Services’ actual costs. For the year ended December 31, 2007, 2006 and 2005, $3.4 million, $3.8 million, and $4.0 million, respectively, in administrative services fees were paid.

Keep Well Agreement

On December 28, 2007, AEGON USA entered into a “keep well” agreement with ML of New York. Under the agreement, so long as ML of New York is a wholly owned subsidiary of AEGON USA, AEGON USA will ensure that ML of New York maintains tangible net worth equal to at least $5 million. At December 31, 2007, the tangible net worth of ML of New York was in excess $5 million. The agreement has a duration of three years so long as ML of New York is a wholly owned affiliate of AEGON USA and it may be terminated by either party upon one year’s written notice. The agreement does not guarantee, directly or indirectly, any indebtedness, liability, or obligation of ML of New York. Upon mutual consent of AEGON USA and ML of New York, the agreement may be modified or amended in ways not less favorable to ML of New York or its contract owners.

2

Calculation of Yields and Total Returns

Money Market Yield

From time to time, ML of New York may quote in advertisements and sales literature the current annualized yield for the Merrill Lynch Ready Assets Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. On a Class-specific basis, the current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the current asset-based insurance charge for each Class (1.25% for the B Class; 1.60% for the C Class; 1.45% for the L Class; and 1.65% for the XC Class); and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used. Based on our current estimates of anticipated contract size, we have assumed the average per unit contract fee to be 0.05%. On a Class-specific basis, current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.
ES	=	per unit expenses for the hypothetical account for the 7-day period.
UV	=	the unit value on the first day of the 7-day period.

ML of New York also may quote the effective yield of the Merrill Lynch Ready Assets Subaccount for the same 7-day period, determined on a compounded basis. On a Class-specific basis, the effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))(365/7) – 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.
ES	=	per unit expenses for the hypothetical account for the 7-day period.
UV	=	the unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Merrill Lynch Ready Assets Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Merrill Lynch Ready Assets Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yields for the subaccount are affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund, and the Fund’s operating expenses. Yields on amounts held in the Merrill Lynch Ready Assets Subaccount may also be presented for periods other than a 7-day period.

3

Other Subaccount Yields

From time to time, ML of New York may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the Merrill Lynch Ready Assets Subaccount) for a Contract for a 30-day or one-month period on a Class-specific basis. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. On a Class-specific basis, the yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the current asset-based insurance charge for each Class (1.25% for the B Class; 1.60% for the C Class; 1.45% for the L Class; and 1.65% for the XC Class); and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)(6) – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.
ES	=	expenses of the subaccount for the 30-day or one-month period.
U	=	the average number of units outstanding.
UV	=	the unit value at the close of the last day in the 30-day or one-month.

Currently, ML of New York may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.

The yields on the amounts held in the subaccounts normally will fluctuate over time. Therefore, a disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yields are affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the surrender charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the applicable surrender charge period. A surrender charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, ML of New York also may quote in sales literature or advertisements, total returns, including average “standard” annual total returns for one or more of the subaccounts for various periods of time on a Class-specific basis. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5 and 10 years, or for a shorter period, if applicable. We will not show any performance information for periods of less than six months.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period. Total returns do not reflect any rider charges or bonus amounts if applicable.

4

We must also disclose “non-standard” performance information along with “standard.” “Non-standard” average annual total returns for other periods of time may also be disclosed from time to time. For example, “non-standard” average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. The Funds and the subaccounts corresponding to the Funds commenced operations as indicated below:

	Fund Inception	Subaccount Inception
Fund	Date	Date

AIM Basic Value Fund (Class A)	October 18, 1995	March 4, 2005
AIM Mid Cap Core Equity Fund (Class A)	June 9, 1987	March 4, 2005
AllianceBernstein International Value	March 29, 2001	May 1, 2007
AllianceBernstein Small/Mid Cap Value Fund (Class A)	March 29, 2001	March 4, 2005
AllianceBernstein Value Fund (Class A)	March 29, 2001	March 4, 2005
Allianz CCM Capital Appreciation Fund	March 8, 1991	May 1, 2006
Allianz NFJ Dividend Value[12]	May 8, 2000	May 1, 2007
Allianz NFJ Small-Cap Value Fund (Class A)[5]	October 1, 1991	October 11, 2002
Allianz OCC Renaissance Fund (Class A)[6]	April 18, 1988	October 11, 2002
American Century Equity Income Fund (A Class)	March 7, 1997	October 11, 2002
American Century Ultra® Fund (A Class)	October 2, 1996	March 4, 2005
American Funds The Bond Fund of America, Inc. (Class F)	May 28, 1974	March 4, 2005
American Funds EuroPacific Growth Fund (Class F)	April 16, 1984	March 4, 2005
American Funds The Growth Fund of America, Inc. (Class F)	December 1, 1973	March 4, 2005
American Funds The Income Fund of America, Inc. (Class F)	December 1, 1973	March 4, 2005
American Funds The Investment Company of America (Class F)	January 1, 1934	March 4, 2005
BlackRock Basic Value Fund, Inc. (Investor A)	October 21, 1994	October 11, 2002
BlackRock Total Return Fund (Investor A)[13]	October 21, 1994	October 11, 2002
BlackRock Fundamental Growth Fund, Inc. (Investor A)	December 24, 1992	October 11, 2002
BlackRock Global Allocation Fund, Inc. (Investor A)	October 21, 1994	October 11, 2002
BlackRock Global Growth Fund, Inc. (Investor A)	October 31, 1997	May 1, 2008
BlackRock Global SmallCap Fund, Inc. (Investor A)	August 5, 1994	March 4, 2005
BlackRock High Income Fund (Investor A)	October 21, 1994	May 1, 2007
BlackRock International Index Fund (Investor A)	April 9, 1997	March 4, 2005
BlackRock International Value Fund (Investor A)	June 2, 1999	May 1, 2007
BlackRock Small Cap Index Fund (Investor A)	April 9, 1997	March 4, 2005
BlackRock S&P 500 Index Fund (Investor A)	April 3, 1997	October 11, 2002
BlackRock Short-Term Bond Fund (Investor A)[1]	October 6, 2000	March 4, 2005
BlackRock Large Cap Core Fund (Investor A)	December 22, 1999	March 4, 2005
BlackRock Large Cap Growth Fund (Investor A)	December 22, 1999	March 4, 2005
BlackRock Large Cap Value Fund (Investor A)	December 22, 1999	March 4, 2005
BlackRock Government Income Portfolio (Investor A)[9]	September 28, 1984	October 11, 2002
BlackRock Value Opportunities Fund, Inc. (Investor A)	October 21, 1994	October 11, 2002
Cohen & Steers Realty Income Fund, Inc. (Class A)	September 2, 1997	March 4, 2005
Columbia Acorn International (Class A)	October 16, 2000	May 1, 2007
Columbia Acorn USA Fund (Class A)	October 16, 2000	March 4, 2005
Columbia Marsico Growth Fund (Class A)	December 31, 1997	May 1, 2006
Davis New York Venture Fund, Inc. (Class A)	February 17, 1969	October 11, 2002
Delaware Trend Fund (Class A)	October 3, 1968	October 11, 2002
Dreyfus Appreciation Fund, Inc.	January 18, 1984	March 4, 2005
Eaton Vance Floating-Rate Fund (Class A)[2]	February 7, 2001	March 4, 2005
Eaton Vance Large-Cap Value (Class A)	September 23, 1931	May 1, 2007
Fidelity Advisor Equity Growth Fund (Class A)[3]	November 22, 1983	October 11, 2002

5

	Fund Inception	Subaccount Inception
Fund	Date	Date

Federated Capital Appreciation Fund (Class A)	January 1, 1977	March 4, 2005
Federated Kaufman Fund (Class A)[4]	April 23, 2001	March 4, 2005
Janus Advisor Forty Fund (Class A)	September 30, 2004	May 1, 2007
Janus Advisor Mid Cap Growth Fund (Class A)	September 30, 2004	May 1, 2007
JPMorgan Multi-Cap Neutral Market Fund (Class A)	May 23, 2003	June 30, 2006
JPMorgan Small Cap Growth (Class A)	July 1, 1991	May 1, 2007
Lord Abbett Affiliated Fund, Inc. (Class A)	January 1, 1950	March 4, 2005
Lord Abbett Bond-Debenture Fund, Inc. (Class A)	April 1, 1971	October 11, 2002
Lord Abbett Mid-Cap Value Fund, Inc. (Class A)	June 28, 1983	October 11, 2002
Merrill Lynch Ready Assets Trust	February 19, 1975	October 11, 2002
Oppenheimer Capital Appreciation Fund (Class A)	January 22, 1981	March 4, 2005
Oppenheimer Main Street Fund® (Class A)	February 3, 1988	October 11, 2002
Oppenheimer Main Street Small Cap Fund® (Class A)	August 2, 1999	March 4, 2005
PIMCO CommodityRealReturn Strategy Fund (Class A)[7]	June 28, 2002	March 4, 2005
PIMCO Low Duration (Class A)[11]	May 11, 1987	May 1, 2007
PIMCO Real Return Fund (Class A)	January 29, 1997	March 4, 2005
PIMCO Total Return Fund (Class A)[8]	May 11, 1987	October 11, 2002
Pioneer Emerging Markets Fund	June 23, 1994	May 1, 2006
Pioneer Fund (Class A)	February 13, 1928	March 4, 2005
Pioneer High Yield Fund (Class A)	February 12, 1998	March 4, 2005
Pioneer Real Estate Shares (Class A)	October 25, 1993	May 1, 2008
Pioneer Small Cap Value Fund (Class A)	February 28, 1997	March 4, 2005
Seligman Capital (Class A)	October 9, 1969	May 1, 2007
Templeton Foreign Fund (Class A)	October 5, 1982	October 11, 2002
Templeton Growth Fund, Inc. (Class A)	November 29, 1954	October 11, 2002
Transamerica Convertible Securities (Class A)	March 1, 2002	May 1, 2008
Transamerica Equity (Class A)	March 1, 2000	May 1, 2008
Transamerica Growth Opportunities (Class A)	March 1, 2000	May 1, 2008
Transamerica Small/Mid Cap Value (Class A)	April 2, 2001	May 1, 2008
Van Kampen Comstock Fund (Class A)	October 7, 1968	October 11, 2002

[1]	Because Class A shares were first available on September 24, 1999, performance shown for periods prior to that date will reflect performance of Class I, adjusted for expenses of Class A.

[2]	Because Class A shares were first available on May 5, 2003, performance shown for periods prior to that date will reflect performance of Advisers Class, adjusted for expenses of Class A.

[3]	Because Class A shares were first available on September 3, 1996, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class A.

[4]	Because Class A Shares were first available on April 23, 2003, performance shown for periods prior to that date will reflect performance of Class K, adjusted for expenses of Class A. Any performance prior to April 23, 2001 is the performance of a predecessor fund.

[5]	Because Class A shares were first available on January 20, 1997, performance shown for periods prior to that date will reflect performance of the Institutional Class, adjusted for expenses of Class A.

[6]	Because Class A shares were first available on February 1, 1991, performance shown for periods prior to that date will reflect performance of Class C shares, adjusted for expenses of Class A.

[7]	Because Class A shares were first available on November 29, 2002, performance shown for periods prior to that date will reflect performance of the Institutional Class, adjusted for the expenses of Class A.

[8]	Because Class A shares were first available on January 13, 1997, performance shown for periods prior to that date will reflect performance of the Institutional Class, adjusted for expenses of Class A.

6

[9]	Dates shown for the Merrill Lynch US Government Fund, which was reorganized into BlackRock Government Income Portfolio (a series of BlackRock Funds) on October 13, 2006.

[10]	Because Class A shares were first available on January 20, 1997, performance shown for periods prior to that date will reflect performance of the Institutional Class, adjusted for expenses of Class A.

[11]	Because Class A shares were first available on January 13, 1997, performance shown for periods prior to that date will reflect performance of the Institutional Class, adjusted for expenses of Class A.

[12]	Class A shares were first available on October 31, 2007 therefore, performance shown for periods prior to that date will reflect performance of the Institutional Class, adjusted for expenses of Class A.

[13]	On September 24, 2007, the BlackRock Bond Fund acquired substantially all of the assets and certain stated liabilities of BlackRock Total Return Portfolio (“Total Return Portfolio”), a portfolio of BlackRock Funds II (“the Reorganization”). In connection with the Reorganization, (i) BlackRock Bond Fund issued investor C, Class R, and newly created Investor B2, BlackRock, and Service shares and (ii) each of BlackRock Bond Fund and Master Bond Portfolio, a series of Master Bond LLC, changed its investment objective and name. Although BlackRock Bond Fund is the surviving entity in the Reorganization, Total Return Portfolio is the accounting survivor. As a result, BlackRock Bond Fund assumes the performance history of Total Return Portfolio at the closing of the Reorganization. Subaccount “standard” average annual total returns, however, will continue to reflect the performance history of the BlackRock Bond Fund for periods prior to the Reorganization.

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under each Class of the Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end. Average annual total returns are calculated for each Class using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the current asset-based insurance charge for each Class; and the contract fee, and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the surrender charge if applicable. Total returns for the XC Class do not reflect the addition of bonus amounts. Total returns do not reflect any rider charges. For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the average annual total return is then calculated according to the following formula:

TR = ((ERV/P)(1/N)) – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).
ERV	=	the ending redeemable value (net of any applicable surrender charge) at the end of the period of the hypothetical account with an initial payment of $1,000.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

From time to time, ML of New York also may quote in sales literature or advertisements “non-standard” Class-specific total returns for other periods or that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any surrender charge on surrender of the Contract. In addition, such non-standard returns may also be quoted for other periods.

7

From time to time, ML of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. ML of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) on a Class-specific basis for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above except for the surrender charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the contract value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the surrender charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
ML Life Insurance Company of New York
We have audited the accompanying statement of assets and liabilities of each of the investment divisions disclosed in Note 1 which comprises the ML of New York Variable Annuity Separate Account D (the “Account”), as of December 31, 2007, and the related statement of operations and changes in net assets for the period ended December 31, 2007. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of ML of New York Variable Annuity Separate Account D for each of the periods presented through December 31, 2006, were audited by other auditors whose report dated March 30, 2007, expressed an unqualified opinion on those financial statements.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investment divisions owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the 2007 financial statements referred to above present fairly, in all material respects, the financial position of the investment divisions comprising the ML of New York Variable Annuity Separate Account D at December 31, 2007, and the results of each of their operations and changes in net assets for the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 28, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors

ML Life Insurance Company of New York
We have audited the statements of operations and changes in net assets of each of the investment divisions disclosed in Note 1 which comprise the ML of New York Variable Annuity Separate Account D (the “Account”) for the period ended December 31, 2006. These financial statements are the responsibility of the management of ML Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the results of operations and changes in net assets of each of the investment divisions constituting the ML of New York Variable Annuity Separate Account D for the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
New York, New York
March 30, 2007

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

	Divisions Investing In
		BlackRock			BlackRock	BlackRock High	BlackRock
	BlackRock Basic	Fundamental	BlackRock Global	BlackRock Global	Government Income	Income	International
(In thousands)	Value Fund	Growth Fund	Allocation Fund	SmallCap Fund	Portfolio	Fund a	Index Fund

Assets
BlackRock Basic Value Fund, 72 shares (Cost $2,421)	$2,148	$—	$—	$—	$—	$—	$—
BlackRock Fundamental Growth Fund, 137 shares (Cost $3,068)	—	3,202	—	—	—	—	—
BlackRock Global Allocation Fund, 457 shares (Cost $8,293)	—	—	9,043	—	—	—	—
BlackRock Global SmallCap Fund, 5 shares (Cost $111)	—	—	—	115	—	—	—
BlackRock Government Income Portfolio, 28 shares (Cost $295)	—	—	—	—	301	—	—
BlackRock High Income Fund, 0 shares (Cost $0)	—	—	—	—	—	—	—
BlackRock International Index Fund, 8 shares (Cost $104)	—	—	—	—	—	—	123

Total Assets	$2,148	$3,202	$9,043	$115	$301	$—	$123

Net Assets
Accumulation Units	$2,148	$3,202	$9,043	$115	$301	$—	$123

a Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
					Merrill	BlackRock
			BlackRock		Lynch	Short	BlackRock
	BlackRock	BlackRock	Large Cap	BlackRock	Ready	Term	S&P 500
	International	Large Cap	Growth	Large Cap	Assets	Bond	Index
(In thousands)	Value Fund b	Core Fund	Fund	Value Fund	Trust	Fund	Fund
Assets
BlackRock International Value Fund, 3 shares (Cost $85)	$79	$—	$—	$—	$—	$—	$—
BlackRock Large Cap Core Fund, 27 shares (Cost $376)	—	362	—	—	—	—	—
BlackRock Large Cap Growth Fund, 31 shares (Cost $315)	—	—	344	—	—	—	—
BlackRock Large Cap Value Fund, 26 shares (Cost $482)	—	—	—	486	—	—	—
Merrill Lynch Ready Assets Trust, 3,071 shares (Cost $3,071)	—	—	—	—	3,071	—	—
BlackRock Short Term Bond Fund, 4 shares (Cost $35)	—	—	—	—	—	35	—
BlackRock S&P500 Index Fund, 102 shares (Cost $1,858)	—	—	—	—	—	—	1,838

Total Assets	$79	$362	$344	$486	$3,071	$35	$1,838

Net Assets
Accumulation Units	$79	$362	$344	$486	$3,071	$35	$1,838

b	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
		BlackRock	BlackRock	AIM			AIM Mid
	BlackRock	Total	Value	Basic	AIM	AIM	Cap Core
	Small Cap	Return	Opportunities	Value	Charter	Constellation	Equity
(In thousands)	Index Fund	Fund c,d	Fund	Fund	Fund	Fund	Fund
Assets
BlackRock Small Cap Index Fund, 0 shares (Cost $0)	$—	$—	$—	$—	$—	$—	$—
BlackRock Total Return Fund, 221 shares (Cost $2,537)	—	2,542	—	—	—	—	—
BlackRock Value Opportunities Fund , 115 shares (Cost $2,845)	—	—	2,322	—	—	—	—
AIM Basic Value Fund, 1 share (Cost $43)	—	—	—	43	—	—	—
AIM Charter Fund, 2 shares (Cost $25)	—	—	—	—	29	—	—
AIM Constellation Fund, 3 shares (Cost $65)	—	—	—	—	—	78	—
AIM Mid Cap Core Equity Fund, 0 shares (Cost $12)	—	—	—	—	—	—	10

Total Assets	$—	$2,542	$2,322	$43	$29	$78	$10

Net Assets
Accumulation Units	$—	$2,542	$2,322	$43	$29	$78	$10

c	Effective August 24, 2007, BlackRock Total Return Portfolio merged with BlackRock Bond Fund.

d	Effective August 24, 2007, BlackRock Bond Fund was renamed BlackRock Total Return Fund.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
							Allianz
	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein		Allianz	NFJ
	Growth	International	Large	Small/Mid		CCM	Dividend
	and	Value	Cap	Cap	AllianceBernstein	Capital	Value
	Income	Fund	Growth	Value	Value	Appreciation	Fund
(In thousands)	Fund	e	Fund	Fund	Fund	Fund	f
Assets
AllianceBernstein Growth and Income Fund, 39 shares (Cost $174)	$166	$—	$—	$—	$—	$—	$—
AllianceBernstein International Value Fund, 4 shares (Cost $99)	—	92	—	—	—	—	—
AllianceBernstein Large Cap Growth Fund, 39 shares (Cost $896)	—	—	914	—	—	—	—
AllianceBernstein Small/Mid Cap Value Fund, 47 shares (Cost $793)	—	—	—	720	—	—	—
AllianceBernstein Value Fund, 18 shares (Cost $244)	—	—	—	—	229	—	—
Allianz CCM Capital Appreciation Fund, 1 share (Cost $18)	—	—	—	—	—	18	—
Allianz NFJ Dividend Value Fund, 5 shares (Cost $81)	—	—	—	—	—	—	79

Total Assets	$166	$92	$914	$720	$229	$18	$79

Net Assets
Accumulation Units	$166	$92	$914	$720	$229	$18	$79

e	Commenced operations effective May 1, 2007.

f	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
					American	American	American
	Allianz NFJ	Allianz OCC	American	American	Funds Bond	Funds Growth	Funds Income
	Small-Cap Value	Renassiance	Century Equity	Century Ultra	Fund of	Fund of	Fund of
(In thousands)	Fund	Fund	Income Fund	Fund	America	America	America

Assets
Allianz NFJ Small-Cap Value Fund, 60 shares (Cost $1,853)	$1,790	$—	$—	$—	$—	$—	$—
Allianz OCC Renaissance Fund, 54 shares (Cost $1,185)	—	970	—	—	—	—	—
American Century Equity Income Fund, 159 shares (Cost $1,308)	—	—	1,238	—	—	—	—
American Century Ultra Fund, 0 shares (Cost $0)	—	—	—	—	—	—	—
American Funds Bond Fund of America, 523 shares (Cost $6,908)	—	—	—	—	6,830	—	—
American Funds Growth Fund of America, 461 shares (Cost $13,762)	—	—	—	—	—	15,650	—
American Funds Income Fund of America, 304 shares (Cost $5,924)	—	—	—	—	—	—	5,885

Total Assets	$1,790	$970	$1,238	$—	$6,830	$15,650	$5,885

Net Assets
Accumulation Units	$1,790	$970	$1,238	$—	$6,830	$15,650	$5,885

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
	American	American
	Funds	Funds		Columbia
	Investment	EuroPacific	Cohen &	Acorn		Columbia	Davis New
	Company of	Growth	Steers Realty	International	Columbia	Marsico	York
(In thousands)	America	Fund	Income Fund	g	Acorn USA	Growth Fund	Venture Fund

Assets
American Funds Investment Company of America, 245 shares (Cost $7,657)	$8,085	$—	$—	$—	$—	$—	$—
American Funds EuroPacific Growth Fund, 112 shares (Cost $5,300)	—	5,666	—	—	—	—	—
Cohen & Steers Realty Income Fund, 74 shares (Cost $1,160)	—	—	831	—	—	—	—
Columbia Acorn International, 2 shares (Cost $75)	—	—	—	77	—	—	—
Columbia Acorn USA, 16 shares (Cost $462)	—	—	—	—	429	—	—
Columbia Marsico Growth Fund, 173 shares (Cost $3,627)	—	—	—	—	—	3,967	—
Davis New York Venture Fund, 159 shares (Cost $6,318)	—	—	—	—	—	—	6,353

Total Assets	$8,085	$5,666	$831	$77	$429	$3,967	$6,353

Net Assets
Accumulation Units	$8,085	$5,666	$831	$77	$429	$3,967	$6,353

g	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
		Dreyfus	Eaton Vance	Eaton Vance	Federated	Federated	Fidelity
	Delaware	Appreciation	Floating-Rate	Large-Cap Value	Capital	Kaufmann	Advisor Equity
(In thousands)	Trend Fund	Fund	Fund	Fund h	Appreciation Fund	Fund	Growth Fund

Assets
Delaware Trend Fund, 35 shares (Cost $692)	$614	$—	$—	$—	$—	$—	$—
Dreyfus Appreciation Fund, 46 shares (Cost $2,084)	—	2,054	—	—	—	—	—
Eaton Vance Floating-Rate Fund, 1 share (Cost $10)	—	—	10	—	—	—	—
Eaton Vance Large-Cap Value Fund, 46 shares (Cost $1,045)	—	—	—	1,045	—	—	—
Federated Capital Appreciation Fund, 90 shares (Cost $1,914)	—	—	—	—	1,911	—	—
Federated Kaufmann Fund, 203 shares (Cost $1,254)	—	—	—	—	—	1,264	—
Fidelity Advisor Equity Growth Fund, 124 shares (Cost $7,912)	—	—	—	—	—	—	7,998

Total Assets	$614	$2,054	$10	$1,045	$1,911	$1,264	$7,998

Net Assets
Accumulation Units	$614	$2,054	$10	$1,045	$1,911	$1,264	$7,998

h	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
		Fidelity			JPMorgan Multi-	JPMorgan
	Fidelity Advisor	Advisor	Janus Advisor	Janus Advisor Mid	Cap Market	Small Cap	Lord Abbett
(In thousands)	Mid Cap Fund	Overseas Fund	Forty Fund i	Cap Growth Fund j	Neutral Fund	Growth Fund k	Affiliated Fund

Assets
Fidelity Advisor Mid Cap Fund, 8 shares (Cost $197)	$194	$—	$—	$—	$—	$—	$—
Fidelity Advisor Overseas Fund, 20 shares (Cost $427)	—	470	—	—	—	—	—
Janus Advisor Forty Fund, 114 shares (Cost $3,925)	—	—	4,740	—	—	—	—
Janus Advisor Mid Cap Growth Fund, 23 shares (Cost $875)	—	—	—	875	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, 2 shares (Cost $23)	—	—	—	—	22	—	—
JPMorgan Small Cap Growth Fund, 0 shares (Cost $0)	—	—	—	—	—	—	—
Lord Abbett Affiliated Fund, 78 shares (Cost $1,177)	—	—	—	—	—	—	1,095

Total Assets	$194	$470	$4,740	$875	$22	$—	$1,095

Net Assets
Accumulation Units	$194	$470	$4,740	$875	$22	$—	$1,095

i	Commenced operations effective May 1, 2007.

j	Commenced operations effective May 1, 2007.

k	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
	Lord Abbett				MFS®	Oppenheimer
	Bond-	Lord Abbett		MFS® Mid	Research	Capital
	Debenture	Mid-Cap	MFS® Core	Cap Growth	International	Appreciation	Oppenheimer
(In thousands)	Fund	Value Fund	Growth Fund	Fund	Fund	Fund	Global Fund

Assets
Lord Abbett Bond-Debenture Fund, 120 shares (Cost $957)	$952	$—	$—	$—	$—	$—	$—
Lord Abbet Mid-Cap Value Fund, 227 shares (Cost $4,940)	—	4,211	—	—	—	—	—
MFS® Core Growth Fund, 110 shares (Cost $2,241)	—	—	2,289	—	—	—	—
MFS® Mid Cap Growth Fund, 42 shares (Cost $357)	—	—	—	434	—	—	—
MFS® Research International Fund, 32 shares (Cost $614)	—	—	—		624	—	—
Oppenheimer Capital Appreciation Fund, 1 share (Cost $23)	—	—	—	—	—	28	—
Oppenheimer Global Fund, 7 shares (Cost $494)	—	—	—	—	—	—	475

Total Assets	$952	$4,211	$2,289	$434	$624	$28	$475

Net Assets
Accumulation Units	$952	$4,211	$2,289	$434	$624	$28	$475

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
				PIMCO
		Oppenheimer	Oppenheimer	Commodity
	Oppenheimer	Main Street	Quest	RealReturn
	Main Street	Small Cap	Opportunity	Strategy	PIMCO Low	PIMCO Real	PIMCO Total
(In thousands)	Fund®	Fund®	Value Fund	Fund	Duration Fund l	Return Fund	Return Fund

Assets
Oppenheimer Main Street Fund®, 11 shares (Cost $425)	$413	$—	$—	$—	$—	$—	$—
Oppenheimer Main Street Small Cap Fund®, 1 share (Cost $17)	—	14	—	—	—		—
Oppenheimer Quest Opportunity Value Fund, 3 shares (Cost $100)	—	—	95	—	—	—	—
PIMCO CommodityRealReturn Strategy Fund, 113 shares (Cost $1,665)	—	—	—	1,815	—	—	—
PIMCO Low Duration Fund, 0 shares (Cost $0)	—	—	—	—	—	—	—
PIMCO Real Return Fund, 159 shares (Cost $1,734)	—	—	—	—	—	1,744	—
PIMCO Total Return Fund, 1,191 shares (Cost $12,441)	—	—	—	—	—	—	12,730

Total Assets	$413	$14	$95	$1,815	$—	$1,744	$12,730

Net Assets
Accumulation Units	$413	$14	$95	$1,815	$—	$1,744	$12,730

l	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
	Pioneer		Pioneer	Pioneer	Putnam	Putnam
	Emerging		High	Small Cap	Fund for	International	Putnam
	Markets	Pioneer	Yield	Value	Growth	Equity	Voyager
(In thousands)	Fund	Fund	Fund	Fund	and Income	Fund	Fund

Assets
Pioneer Emerging Markets Fund, 10 shares (Cost $321)	$379	$—	$—	$—	$—	$—	$—
Pioneer Fund, 1 share (Cost $30)	—	30	—	—	—	—	—
Pioneer High Yield Fund, 14 shares (Cost $154)	—	—	149	—	—	—	—
Pioneer Small Cap Value Fund, 6 share (Cost $179)	—	—	—	136	—	—	—
Putnam Fund for Growth and Income, 5 shares (Cost $84)	—	—	—	—	72	—	—
Putnam International Equity Fund, 14 shares (Cost $367)	—	—	—	—	—	386	—
Putnam Voyager Fund, 0 shares (Cost $4)	—	—	—	—	—	—	3

Total Assets	$379	$30	$149	$136	$72	$386	$3

Net Assets
Accumulation Units	$379	$30	$149	$136	$72	$386	$3

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
		Seligman			Van Kampen		Van Kampen
	Seligman	Smaller-Cap	Templeton	Templeton	Aggressive	Van Kampen	Equity
	Capital	Value	Foreign	Growth	Growth	Comstock	and
(In thousands)	Fund m	Fund	Fund	Fund	Fund	Fund	Income Fund

Assets
Seligman Capital Fund, 0 shares (Cost $0)	$—	$—	$—	$—	$—	$—	$—
Seligman Smaller-Cap Value Fund, 20 shares (Cost $358)	—	322	—	—	—	—	—
Templeton Foreign Fund, 256 shares (Cost $3,298)	—	—	3,209	—	—	—	—
Templeton Growth Fund, 23 shares (Cost $553)	—	—	—	558	—	—	—
Van Kampen Aggressive Growth Fund, 19 shares (Cost $254)	—	—	—	—	378	—	—
Van Kampen Comstock Fund, 76 shares (Cost $1,381)	—	—	—	—	—	1,334	—
Van Kampen Equity and Income Fund, 678 shares (Cost $6,261)	—	—	—	—	—	—	5,997

Total Assets	$—	$322	$3,209	$558	$378	$1,334	$5,997

Net Assets
Accumulation Units	$—	$322	$3,209	$558	$378	$1,334	$5,997

m	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
			BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	BlackRock	BlackRock	Fundamental	Global	Global	Government	High	International
	Basic Value	Bond	Growth	Allocation	SmallCap	Income	Income	Index
(In thousands)	Fund	Fund a,b	Fund	Fund	Fund	Portfolio	Fundc	Fund

Investment Income:
Ordinary Dividends (Note 2)	$80	$13	$—	$216	$1	$206	$—	$3

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(58)	(4)	(10)	(99)	(2)	(58)	—	(2)

Net Investment Income (Loss)	22	9	(10)	117	(1)	148	—	1

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	20	(4)	35	131	5	(276)	—	8
Net Change in Unrealized Appreciation (Depreciation) During the Year	(334)	(2)	104	415	(2)	2	—	1
Capital Gain Distributions (Note 2)	680	—	—	326	17	—	—	4

Net Gain (Loss) on Investments	366	(6)	139	872	20	(274)	—	13

Net Increase (Decrease) in Net Assets Resulting from Operations	388	3	129	989	19	(126)	—	14

Contract Transactions:
Premiums Received from Contract Owners	69	1	5	47	—	41	—	—
Contract Owner Withdrawals	(179)	(31)	(75)	(353)	—	(236)	—	(1)
Net Transfers In (Out) (Note 3)	900	(384)	2,421	2,422	(41)	(2,670)	—	(41)
Contract Charges (Note 6)	(13)	(2)	(3)	(22)	(1)	(14)	—	(1)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	777	(416)	2,348	2,094	(42)	(2,879)	—	(43)

Total Increase (Decrease) in Net Assets	1,165	(413)	2,477	3,083	(23)	(3,005)	—	(29)
Net Assets, Beginning of Period	983	413	725	5,960	138	3,306	—	152

Net Assets, End of Period	$2,148	$—	$3,202	$9,043	$115	$301	$—	$123

a	Effective August 24, 2007, BlackRock Total Return Portfolio merged with BlackRock Bond Fund.

b	Effective August 24, 2007, BlackRock Bond Fund was renamed BlackRock Total Return Fund.

c	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
		BlackRock	BlackRock	BlackRock	BlackRock	Merrill	BlackRock	BlackRock
	BlackRock	Large	Large	Large	Short	Lynch	S&P	Small
	International	Cap	Cap	Cap	Term	Ready	500	Cap
	Value	Core	Growth	Value	Bond	Assets	Index	Index
(In thousands)	Fund d	Fund	Fund	Fund	Fund	Trust	Fund	Fund

Investment Income:
Ordinary Dividends (Note 2)	$1	$—	$—	$—	$1	$89	$48	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(4)	(6)	(7)	(1)	(24)	(39)	(1)

Net Investment Income (Loss)	1	(4)	(6)	(7)	—	65	9	(1)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	1	1	3	—	—	229	5
Net Change in Unrealized Appreciation (Depreciation) During the Year	(6)	(26)	15	(16)	—	—	(201)	(1)
Capital Gain Distributions (Note 2)	7	39	9	33	—	—	—	—

Net Gain (Loss) on Investments	1	14	25	20	—	—	28	4

Net Increase (Decrease) in Net Assets Resulting from Operations	2	10	19	13	—	65	37	3

Contract Transactions:
Premiums Received from Contract Owners	—	3	5	—	—	14,318	13	—
Contract Owner Withdrawals	(1)	(7)	1	(3)	—	(1,037)	(71)	—
Net Transfers In (Out) (Note 3)	78	85	4	84	10	(12,237)	(728)	(91)
Contract Charges (Note 6)	—	(1)	(2)	(2)	—	(7)	(10)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	77	80	8	79	10	1,037	(796)	(91)

Total Increase (Decrease) in Net Assets	79	90	27	92	10	1,102	(759)	(88)
Net Assets, Beginning of Period	—	272	317	394	25	1,969	2,597	88

Net Assets, End of Period	$79	$362	$344	$486	$35	$3,071	$1,838	$—

d	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
						AIM
						Mid	AllianceBernstein
	BlackRock	BlackRock	AIM			Cap	Growth	AllianceBernstein
	Total	Value	Basic	AIM	AIM	Core	and	International
	Return	Opportunities	Value	Charter	Constellation	Equity	Income	Value
(In thousands)	Fund e	Fund	Fund	Fund	Fund	Fund	Fund	Fund f

Investment Income:
Ordinary Dividends (Note 2)	$6	$—	$—	$—	$—	$—	$2	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(2)	(38)	—	—	(1)	—	(6)	—

Net Investment Income (Loss)	4	(38)	—	—	(1)	—	(4)	1

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	(17)	—	—	2	—	43	—
Net Change in Unrealized Appreciation (Depreciation) During the Year	4	(288)	1	1	6	(1)	(31)	(6)
Capital Gain Distributions (Note 2)	—	375	—	—	—	2	14	4

Net Gain (Loss) on Investments	4	70	1	1	8	1	26	(2)

Net Increase (Decrease) in Net Assets Resulting from Operations	8	32	1	1	7	1	22	(1)

Contract Transactions:
Premiums Received from Contract Owners	1	9	—	—	—	—	1	—
Contract Owner Withdrawals	(28)	(83)	(2)	—	(6)	(1)	(20)	(1)
Net Transfers In (Out) (Note 3)	2,563	(521)	44	—	(3)	—	(1,151)	94
Contract Charges (Note 6)	(2)	(8)	—	—	—	—	(1)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	2,534	(603)	42	—	(9)	(1)	(1,171)	93

Total Increase (Decrease) in Net Assets	2,542	(571)	43	1	(2)	—	(1,149)	92
Net Assets, Beginning of Period	—	2,893	—	28	80	10	1,315	—

Net Assets, End of Period	$2,542	$2,322	$43	$29	$78	$10	$166	$92

e	Effective August 24, 2007, BlackRock Bond Fund was renamed BlackRock Total Return Fund.

f	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	AllianceBernstein	AllianceBernstein		Allianz	Allianz	Allianz		American
	Large	Small/Mid		CCM	NFJ	NFJ	Allianz	Century
	Cap	Cap	AllianceBernstein	Capital	Dividend	Small-Cap	OCC	Equity
	Growth	Value	Value	Appreciation	Value	Value	Renassiance	Income
(In thousands)	Fund	Fund	Fund	Fund	Fundg	Fund	Fund	Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$1	$4	$—	$1	$33	$2	$89

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(7)	(17)	(4)	—	—	(32)	(13)	(59)

Net Investment Income (Loss)	(7)	(16)	—	—	1	1	(11)	30

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	67	88	9	—	—	205	(12)	310
Net Change in Unrealized Appreciation (Depreciation) During the Year	15	(21)	(39)	1	(3)	(227)	(114)	(91)
Capital Gain Distributions (Note 2)	—	57	16	2	1	168	183	57

Net Gain (Loss) on Investments	82	124	(14)	3	(2)	146	57	276

Net Increase (Decrease) in Net Assets Resulting from Operations	75	108	(14)	3	(1)	147	46	306

Contract Transactions:
Premiums Received from Contract Owners	3	27	4	—	—	97	1	51
Contract Owner Withdrawals	(95)	(20)	(2)	(1)	1	(108)	(52)	(178)
Net Transfers In (Out) (Note 3)	717	(1,197)	(22)	(1)	79	(1,147)	(102)	(1,923)
Contract Charges (Note 6)	(3)	(4)	(1)	—	—	(7)	(2)	(14)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	622	(1,194)	(21)	(2)	80	(1,165)	(155)	(2,064)

Total Increase (Decrease) in Net Assets	697	(1,086)	(35)	1	79	(1,018)	(109)	(1,758)
Net Assets, Beginning of Period	217	1,806	264	17	—	2,808	1,079	2,996

Net Assets, End of Period	$914	$720	$229	$18	$79	$1,790	$970	$1,238

g	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
			American		American		Cohen &
		American	Funds	American	Funds	American	Steers
	American	Funds	Growth	Funds	Investment	Funds	Realty
	Century	Bond Fund	Fund of	Income Fund	Company	EuroPacific	Income	Columbia Acorn
(In thousands)	Ultra Fund	of America	America	of America	of America	Growth Fund	Fund	International h

Investment Income:
Ordinary Dividends (Note 2)	$—	$366	$169	$282	$141	$106	$44	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(97)	(236)	(88)	(101)	(68)	(16)	—

Net Investment Income (Loss)	—	269	(67)	194	40	38	28	—

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	(3)	1,111	263	192	73	(44)	—
Net Change in Unrealized Appreciation (Depreciation) During the Year	—	(128)	(520)	(487)	(297)	213	(322)	2
Capital Gain Distributions (Note 2)	—	—	957	239	390	372	98	—

Net Gain (Loss) on Investments	—	(131)	1,548	15	285	658	(268)	2

Net Increase (Decrease) in Net Assets Resulting from Operations	—	138	1,481	209	325	696	(240)	2

Contract Transactions:
Premiums Received from Contract Owners	—	388	305	54	172	111	91	—
Contract Owner Withdrawals	—	(275)	(723)	(522)	(526)	(117)	(23)	(2)
Net Transfers In (Out) (Note 3)	—	644	(3,301)	(552)	1,035	1,754	38	77
Contract Charges (Note 6)	—	(22)	(55)	(22)	(26)	(14)	(3)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	—	735	(3,774)	(1,042)	655	1,734	103	75

Total Increase (Decrease) in Net Assets	—	873	(2,293)	(833)	980	2,430	(137)	77
Net Assets, Beginning of Period	—	5,957	17,943	6,718	7,105	3,236	968	—

Net Assets, End of Period	$—	$6,830	$15,650	$5,885	$8,085	$5,666	$831	$77

h	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
							Eaton Vance	Federated
		Columbia			Dreyfus	Eaton Vance	Large-Cap	Capital
	Columbia	Marsico	Davis New York	Delaware Trend	Appreciation	Floating-Rate	Value	Appreciation
(In thousands)	Acorn USA	Growth Fund	Venture Fund	Fund	Fund	Fund	Fund i	Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$2	$93	$—	$35	$77	$—	$—
Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(20)	(36)	(115)	(8)	(29)	(18)	—	—

Net Investment Income (Loss)	(20)	(34)	(22)	(8)	6	59	—	—

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	72	29	1,202	11	27	(55)	—	—
Net Change in Unrealized Appreciation (Depreciation) During the Year	(83)	334	(1,068)	(81)	(47)	1	—	(3)
Capital Gain Distributions (Note 2)	74	—	—	134	72	—	—	4

Net Gain (Loss) on Investments	63	363	134	64	52	(54)	—	1

Net Increase (Decrease) in Net Assets Resulting from Operations	43	329	112	56	58	5	—	1

Contract Transactions:
Premiums Received from Contract Owners	29	78	336	49	63	25	—	—
Contract Owner Withdrawals	(27)	(81)	(689)	(28)	(59)	(28)	—	(1)
Net Transfers In (Out) (Note 3)	(1,421)	3,557	(4,019)	(28)	353	(1,296)	1,045	1,911
Contract Charges (Note 6)	(5)	(6)	(25)	(2)	(5)	(3)	—	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(1,424)	3,548	(4,397)	(9)	352	(1,302)	1,045	1,910

Total Increase (Decrease) in Net Assets	(1,381)	3,877	(4,285)	47	410	(1,297)	1,045	1,911
Net Assets, Beginning of Period	1,810	90	10,638	567	1,644	1,307	—	—

Net Assets, End of Period	$429	$3,967	$6,353	$614	$2,054	$10	$1,045	$1,911

i	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
							JPMorgan
	Federated	Fidelity	Fidelity	Fidelity		Janus Advisor	Multi-Cap	JPMorgan
	Kaufmann	Advisor Equity	Advisor Mid	Advisor	Janus Advisor	Mid Cap	Market Neutral	Small Cap
(In thousands)	Fund	Growth Fund	Cap Fund	Overseas Fund	Forty Fund j	Growth Fund k	Fund	Growth Fund l

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$6	$10	$—	$1	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(14)	(22)	(4)	(6)	(39)	—	(12)	—

Net Investment Income (Loss)	(14)	(22)	(4)	—	(29)	—	(11)	—

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	74	88	11	6	233	—	3	—
Net Change in Unrealized Appreciation (Depreciation) During the Year	13	57	(22)	24	816	—	3	—
Capital Gain Distributions (Note 2)	116	—	38	34	1	—	—	—

Net Gain (Loss) on Investments	203	145	27	64	1,050	—	6	—

Net Increase (Decrease) in Net Assets Resulting from Operations	189	123	23	64	1,021	—	(5)	—

Contract Transactions:
Premiums Received from Contract Owners	18	21	—	6	95	—	16	—
Contract Owner Withdrawals	(23)	(269)	(94)	(23)	(98)	(1)	(22)	—
Net Transfers In (Out) (Note 3)	801	7,948	(14)	6	3,729	876	(1,024)	—
Contract Charges (Note 6)	(3)	(13)	(1)	(1)	(7)	—	(2)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	793	7,687	(109)	(12)	3,719	875	(1,032)	—

Total Increase (Decrease) in Net Assets	982	7,810	(86)	52	4,740	875	(1,037)	—
Net Assets, Beginning of Period	282	188	280	418	—	—	1,059	—

Net Assets, End of Period	$1,264	$7,998	$194	$470	$4,740	$875	$22	$—

j	Commenced operations effective May 1, 2007.

k	Commenced operations effective May 1, 2007.

l	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
		Lord Abbett				MFS®	Oppenheimer
	Lord Abbett	Bond-	Lord Abbett		MFS® Mid	Research	Capital
	Affiliated	Debenture	Mid-Cap	MFS® Core	Cap Growth	International	Appreciation	Oppenheimer
(In thousands)	Fund	Fund	Value Fund	Growth Fund	Fund	Fund	Fund	Global Fund

Investment Income:
Ordinary Dividends (Note 2)	$13	$67	$20	$—	$—	$9	$—	$5

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(15)	(14)	(70)	(45)	(5)	(8)	(1)	(7)

Net Investment Income (Loss)	(2)	53	(50)	(45)	(5)	1	(1)	(2)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	18	15	231	277	15	45	—	32
Net Change in Unrealized Appreciation (Depreciation) During the Year	(70)	(23)	(864)	(70)	24	(44)	3	(43)
Capital Gain Distributions (Note 2)	88	—	744	173	—	62	1	28

Net Gain (Loss) on Investments	36	(8)	111	380	39	63	4	17

Net Increase (Decrease) in Net Assets Resulting from Operations	34	45	61	335	34	64	3	15

Contract Transactions:
Premiums Received from Contract Owners	28	21	120	12	1	12	—	1
Contract Owner Withdrawals	(25)	(102)	(340)	(453)	(37)	(101)	—	(65)
Net Transfers In (Out) (Note 3)	79	(306)	(1,108)	(554)	61	198	—	(253)
Contract Charges (Note 6)	(3)	(4)	(14)	(12)	(1)	(2)	—	(2)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	79	(391)	(1,342)	(1,007)	24	107	—	(319)

Total Increase (Decrease) in Net Assets	113	(346)	(1,281)	(672)	58	171	3	(304)
Net Assets, Beginning of Period	982	1,298	5,492	2,961	376	453	25	779

Net Assets, End of Period	$1,095	$952	$4,211	$2,289	$434	$624	$28	$475

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
				PIMCO
		Oppenheimer	Oppenheimer	Commodity
	Oppenheimer	Main Street	Quest	RealReturn	PIMCO Low			Pioneer
	Main Street	Small Cap	Opportunity	Strategy	Duration	PIMCO Real	PIMCO Total	Emerging
(In thousands)	Fund®	Fund®	Value Fund	Fund	Fund m	Return Fund	Return Fund	Markets Fund

Investment Income:
Ordinary Dividends (Note 2)	$4	$—	$10	$78	$—	$24	$470	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(6)	—	(1)	(19)	—	(9)	(141)	(4)

Net Investment Income (Loss)	(2)	—	9	59	—	15	329	(4)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	24	(3)	—	(9)	—	(2)	91	15
Net Change in Unrealized Appreciation (Depreciation) During the Year	(55)	(2)	(8)	198	—	18	294	50
Capital Gain Distributions (Note 2)	50	3	6	—	—	59	97	35

Net Gain (Loss) on Investments	19	(2)	(2)	189	—	75	482	100

Net Increase (Decrease) in Net Assets Resulting from Operations	17	(2)	7	248	—	90	811	96

Contract Transactions:
Premiums Received from Contract Owners	8	1	4	170	—	315	418	—
Contract Owner Withdrawals	(44)	(2)	1	(31)	—	(21)	(778)	—
Net Transfers In (Out) (Note 3)	(47)	17	22	330	—	1,110	1,316	99
Contract Charges (Note 6)	(2)	—	—	(4)	—	(1)	(32)	(1)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(85)	16	27	465	—	1,403	924	98

Total Increase (Decrease) in Net Assets	(68)	14	34	713	—	1,493	1,735	194
Net Assets, Beginning of Period	481	—	61	1,102	—	251	10,995	185

Net Assets, End of Period	$413	$14	$95	$1,815	$—	$1,744	$12,730	$379

m	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
			Pioneer Small	Putnam Fund	Putnam			Seligman
		Pioneer High	Cap Value	for Growth	International	Putnam	Seligman	Smaller-Cap
(In thousands)	Pioneer Fund	Yield Fund	Fund	and Income	Equity Fund	Voyager Fund	Capital Fund n	Value Fund

Investment Income:
Ordinary Dividends (Note 2)	$18	$8	$—	$1	$10	$—	$—	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(34)	(3)	(2)	(1)	(5)	(23)	—	(6)

Net Investment Income (Loss)	(16)	5	(2)	—	5	(23)	—	(6)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	131	—	—	1	11	195	—	57
Net Change in Unrealized Appreciation (Depreciation) During the Year	(79)	(5)	(42)	(20)	(53)	—	—	(73)
Capital Gain Distributions (Note 2)	104	8	28	10	60	—	—	57

Net Gain (Loss) on Investments	156	3	(14)	(9)	18	195	—	41

Net Increase (Decrease) in Net Assets Resulting from Operations	140	8	(16)	(9)	23	172	—	35

Contract Transactions:
Premiums Received from Contract Owners	63	—	3	—	72	10	—	3
Contract Owner Withdrawals	(61)	—	(2)	(27)	(8)	(100)	—	(17)
Net Transfers In (Out) (Note 3)	(3,058)	(21)	106	3	27	(517)	—	(398)
Contract Charges (Note 6)	(7)	(1)	—	—	(1)	(6)	—	(1)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(3,063)	(22)	107	(24)	90	(613)	—	(413)

Total Increase (Decrease) in Net Assets	(2,923)	(14)	91	(33)	113	(441)	—	(378)
Net Assets, Beginning of Period	2,953	163	45	105	273	444	—	700

Net Assets, End of Period	$30	$149	$136	$72	$386	$3	$—	$322

n	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
			Van Kampen
	Templeton Foreign	Templeton Growth	Aggressive Growth	Van Kampen Comstock	Van Kampen Equity
(In thousands)	Fund	Fund	Fund	Fund	and Income Fund

Investment Income:
Ordinary Dividends (Note 2)	$52	$8	$—	$50	$51

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(43)	(7)	(5)	(36)	(28)

Net Investment Income (Loss)	9	1	(5)	14	23

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	100	4	17	153	20
Net Change in Unrealized Appreciation (Depreciation) During the Year	(358)	(40)	44	(284)	(296)
Capital Gain Distributions (Note 2)	703	38	—	105	180

Net Gain (Loss) on Investments	445	2	61	(26)	(96)

Net Increase (Decrease) in Net Assets Resulting from Operations	454	3	56	(12)	(73)

Contract Transactions:
Premiums Received from Contract Owners	315	—	1	10	12
Contract Owner Withdrawals	(103)	(2)	(20)	(239)	(314)
Net Transfers In (Out) (Note 3)	(266)	109	(9)	(1,579)	5,275
Contract Charges (Note 6)	(11)	(2)	(1)	(8)	(13)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(65)	105	(29)	(1,816)	4,960

Total Increase (Decrease) in Net Assets	389	108	27	(1,828)	4,887
Net Assets, Beginning of Period	2,820	450	351	3,162	1,110

Net Assets, End of Period	$3,209	$558	$378	$1,334	$5,997

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
				BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	BlackRock		BlackRock	Global	Global	Government	International	Large Cap
	Basic Value	BlackRock	Fundamental	Allocation	SmallCap	Income	Index	Core
(In thousands)	Fund a	Bond Fund b,c,d	Growth Fund e	Fund f	Fund g	Portfolio h,i	Fund j	Fund k

Investment Income:
Ordinary Dividends (Note 2)	$14	$58	$—	$111	$—	$7	$3	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(12)	(18)	(11)	(75)	(1)	(2)	(1)	(3)

Net Investment Income (Loss)	2	40	(11)	36	(1)	5	2	(3)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	23	(55)	83	276	1	—	—	1
Net Change in Unrealized Appreciation (Depreciation) During the Year	43	26	(48)	236	5	5	19	13
Capital Gain Distributions (Note 2)	115	—	—	277	12	—	2	12

Net Gain (Loss) on Investments	181	(29)	35	789	18	5	21	26

Net Increase (Decrease) in Net Assets Resulting from Operations	183	11	24	825	17	10	23	23

Contract Transactions:
Premiums Received from Contract Owners	27	5	57	139	10	—	19	—
Contract Owner Withdrawals	(15)	(46)	(22)	(190)	—	(2)	(1)	(4)
Net Transfers In (Out) (Note 3)	(58)	(1,801)	105	(1,311)	55	3,301	111	113
Contract Charges (Note 6)	(3)	(3)	(3)	(13)	—	(3)	—	(1)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(49)	(1,845)	137	(1,375)	65	3,296	129	108

Total Increase (Decrease) in Net Assets	134	(1,834)	161	(550)	82	3,306	152	131
Net Assets, Beginning of Period	849	2,247	564	6,510	56	—	—	141

Net Assets, End of Period	$983	$413	$725	$5,960	$138	$3,306	$152	$272

a	Formerly Merrill Lynch Basic Value Fund. Change effective September 30, 2006.

b	Formerly Merrill Lynch Core Bond Portfolio. Change effective September 30, 2006.

c	Effective September 24, 2007, BlackRock Total Return Portfolio merged with BlackRock Bond Fund.

d	Effective September 24, 2007, BlackRock Bond Fund was renamed the BlackRock Total Return Fund.

e	Formerly Merrill Lynch Fundamental Growth Fund. Change effective September 30, 2006.

f	Formerly Merrill Lynch Global Allocation Fund. Change effective September 30, 2006.

g	Formerly Merrill Lynch Global SmallCap Fund. Change effective September 30, 2006.

h	Formerly Merrill Lynch U.S. Government Fund. Change effective September 30, 2006.

i	Effective October 13, 2006, BlackRock U.S. Government Income Fund merged with BlackRock Government Income Portfolio.

j	Formerly Merrill Lynch International Index Fund. Change effective September 30, 2006.

k	Formerly Merrill Lynch Large Cap Core Fund. Change effective September 30, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
	BlackRock	BlackRock	BlackRock		BlackRock	BlackRock		BlackRock
	Large Cap	Large Cap	Short	Merrill Lynch	S&P 500	Small Cap	BlackRock U.S.	Value
	Growth	Value	Term Bond	Ready Assets	Index	Index	Government	Opportunities
(In thousands)	Fund l	Fund m	Fund n	Trust	Fund o	Fund p	Fund h,i	Fund q

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$18	$76	$24	$1	$32	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(4)	(14)	(7)	(23)	(25)	(1)	(10)	(36)

Net Investment Income (Loss)	(4)	(14)	11	53	(1)	—	22	(36)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	60	6	—	41	—	17	37
Net Change in Unrealized Appreciation (Depreciation) During the Year	13	23	—	—	167	1	5	(185)
Capital Gain Distributions (Note 2)	1	12	—	—	—	6	—	428

Net Gain (Loss) on Investments	14	95	6	—	208	7	22	280

Net Increase (Decrease) in Net Assets Resulting from Operations	10	81	17	53	207	7	44	244

Contract Transactions:
Premiums Received from Contract Owners	39	50	30	27,135	46	20	5	49
Contract Owner Withdrawals	—	(13)	(10)	(81)	(10)	—	(20)	(30)
Net Transfers In (Out) (Note 3)	241	(126)	(166)	(26,773)	846	61	(280)	221
Contract Charges (Note 6)	(1)	(3)	(1)	(6)	(7)	—	(4)	(8)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	279	(92)	(147)	275	875	81	(299)	232

Total Increase (Decrease) in Net Assets	289	(11)	(130)	328	1,082	88	(255)	476
Net Assets, Beginning of Period	28	405	155	1,641	1,515	—	255	2,417

Net Assets, End of Period	$317	$394	$25	$1,969	$2,597	$88	$—	$2,893

l	Formerly Merrill Lynch Large Cap Growth Fund. Change effective September 30, 2006.

m	Formerly Merrill Lynch Large Cap Value Fund. Change effective September 30, 2006.

n	Formerly Merrill Lynch Low Duration Fund. Change effective September 30, 2006.

o	Formerly Merrill Lynch S&P 500 Index Fund. Change effective September 30, 2006.

p	Formerly Merrill Lynch Small Cap Index Fund. Change effective September 30, 2006.

q	Formerly Merrill Lynch Value Opportunities Fund. Change effective September 30, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
					AllianceBernstein	AllianceBernstein
		AIM	AIM Mid Cap		Growth and	Large Cap	AllianceBernstein
	AIM Charter	Constellation	Core Equity	AIM Premier	Income	Growth	Small/Mid Cap	AllianceBernstein
(In thousands)	Fund r	Fund	Fund	Equity Fund r	Fund	Fund	Value Fund	Value Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$—	$3	$—	$12	$3

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(1)	—	—	(12)	(9)	(16)	(3)

Net Investment Income (Loss)	—	(1)	—	—	(9)	(9)	(4)	—

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	8	1	8	31	(72)	(1)	1
Net Change in Unrealized Appreciation (Depreciation) During the Year	2	(6)	(1)	(5)	4	(40)	(23)	24
Capital Gain Distributions (Note 2)	—	—	2	—	—	—	168	8

Net Gain (Loss) on Investments	2	2	2	3	35	(112)	144	33

Net Increase (Decrease) in Net Assets Resulting from Operations	2	1	2	3	26	(121)	140	33

Contract Transactions:
Premiums Received from Contract Owners	—	—	—	—	8	30	65	49
Contract Owner Withdrawals	—	(1)	(1)	(1)	(22)	(21)	(18)	(1)
Net Transfers In (Out) (Note 3)	26	(35)	9	(54)	(11)	(128))	1,157	183
Contract Charges (Note 6)	—	—	—	—	(3)	(3)	(3)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	26	(36)	8	(55)	(28)	(122)	1,201	231

Total Increase (Decrease) in Net Assets	28	(35)	10	(52)	(2)	(243)	1,341	264
Net Assets, Beginning of Period	—	115	—	52	1,317	460	465	—

Net Assets, End of Period	$28	$80	$10	$—	$1,315	$217	$1,806	$264

r	Effective April 10, 2006, Aim Premier Equity Fund merged with Aim Charter Fund.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
								American
	Allianz CCM				American		American	Funds
	Capital	Allianz NFJ	Allianz OCC	American	Funds Bond	American	Funds Income	Investment
	Appreciation	Small-Cap	Renassiance	Century Equity	Fund of	Funds Growth Fund of	Fund of	Company of
(In thousands)	Fund s	Value Fund	Fund	Income Fund	America	America	America	America

Investment Income:
Ordinary Dividends (Note 2)	$—	$58	$—	$20	$339	$149	$304	$142

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(41)	(13)	(11)	(92)	(215)	(87)	(84)

Net Investment Income (Loss)	—	17	(13)	9	247	(66)	217	58

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	128	(19)	7	(111)	951	342	102
Net Change in Unrealized Appreciation (Depreciation) During the Year	(1)	100	(4)	38	143	83	457	300
Capital Gain Distributions (Note 2)	1	244	139	92	—	588	162	409

Net Gain (Loss) on Investments	—	472	116	137	32	1,622	961	811

Net Increase (Decrease) in Net Assets Resulting from Operations	—	489	103	146	279	1,556	1,178	869

Contract Transactions:
Premiums Received from Contract Owners	—	78	9	15	190	546	163	201
Contract Owner Withdrawals	—	(87)	(20)	(47)	(188)	(367)	(168)	(148)
Net Transfers In (Out) (Note 3)	17	(586)	(91)	2,339	(548)	825	(3,254)	390
Contract Charges (Note 6)	—	(11)	(2)	(5)	(21)	(52)	(20)	(22)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	17	(606)	(104)	2,302	(567)	952	(3,279)	421

Total Increase (Decrease) in Net Assets	17	(117)	(1)	2,448	(288)	2,508	(2,101)	1,290
Net Assets, Beginning of Period	—	2,925	1,080	548	6,245	15,435	8,819	5,815

Net Assets, End of Period	$17	$2,808	$1,079	$2,996	$5,957	$17,943	$6,718	$7,105

s	Commenced operations effective May 1, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
	American			Columbia				Eaton
	Funds	Cohen &		Marsico	Davis New	Delaware	Dreyfus	Vance
	EuroPacific	Steers Realty	Columbia	Growth	York Venture	Trend	Appreciation	Floating-Rate
(In thousands)	Growth Fund	Income Fund	Acorn USA	Fund t	Fund	Fund	Fund	Fund

Investment Income:
Ordinary Dividends (Note 2)	$50	$29	$—	$—	$93	$—	$22	$57

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(30)	(9)	(13)	—	(118)	(7)	(9)	(13)

Net Investment Income (Loss)	20	20	(13)	—	(25)	(7)	13	44

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	47	(1)	5	—	764	17	11	(2)
Net Change in Unrealized Appreciation (Depreciation) During the Year	138	20	50	5	662	(70)	19	(1)
Capital Gain Distributions (Note 2)	177	108	33	—	—	84	63	—

Net Gain (Loss) on Investments	362	127	88	5	1,426	31	93	(3)

Net Increase (Decrease) in Net Assets Resulting from Operations	382	147	75	5	1,401	24	106	41

Contract Transactions:
Premiums Received from Contract Owners	104	26	55	—	242	15	17	49
Contract Owner Withdrawals	(48)	(13)	(22)	—	(261)	(28)	(15)	(22)
Net Transfers In (Out) (Note 3)	2,150	577	1,415	85	4,625	(21)	918	943
Contract Charges (Note 6)	(6)	(2)	(2)	—	(31)	(2)	(1)	(2)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	2,200	588	1,446	85	4,575	(36)	919	968

Total Increase (Decrease) in Net Assets	2,582	735	1,521	90	5,976	(12)	1,025	1,009
Net Assets, Beginning of Period	654	233	289	—	4,662	579	619	298

Net Assets, End of Period	$3,236	$968	$1,810	$90	$10,638	$567	$1,644	$1,307

t	Commenced operations effective May 1, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
		Fidelity Advisor			JPMorgan Multi-		Lord Abbett
	Federated	Equity Growth	Fidelity Advisor Mid	Fidelity Advisor	Cap Market	Lord Abbett	Bond-Debenture	Lord Abbett Mid-
(In thousands)	Kaufmann Fund	Fund	Cap Fund	Overseas Fund	Neutral Fund u	Affiliated Fund	Fund	Cap Value Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$4	$28	$5	$72	$28

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(3)	(2)	(4)	(6)	(6)	(4)	(15)	(64)

Net Investment Income (Loss)	(3)	(2)	(4)	(2)	22	1	57	(36)

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	—	3	1	63	—	1	(24)	23
Net Change in Unrealized Appreciation (Depreciation) During the Year	(2)	10	6	(20)	(4)	(11)	40	(24)
Capital Gain Distributions (Note 2)	33	—	27	20	—	55	—	559

Net Gain (Loss) on Investments	31	13	34	63	(4)	45	16	558

Net Increase (Decrease) in Net Assets Resulting from Operations	28	11	30	61	18	46	73	522

Contract Transactions:
Premiums Received from Contract Owners	19	10	—	3	14	12	63	75
Contract Owner Withdrawals	(2)	(2)	(9)	(3)	(13)	(10)	(38)	(119)
Net Transfers In (Out) (Note 3)	237	5	(5)	127	1,041	916	(93)	844
Contract Charges (Note 6)	—	—	(1)	(1)	(1)	—	(4)	(17)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	254	13	(15)	126	1,041	918	(72)	783

Total Increase (Decrease) in Net Assets	282	24	15	187	1,059	964	1	1,305
Net Assets, Beginning of Period	—	164	265	231	—	18	1,297	4,187

Net Assets, End of Period	$282	$188	$280	$418	$1,059	$982	$1,298	$5,492

u	Commenced operations effective June 30, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
			MFS® Research	Oppenheimer		Oppenheimer	Oppenheimer Main	Oppenheimer
	MFS® Core	MFS® Mid Cap	International	Capital	Oppenheimer	Main Street	Street Small Cap	Quest Opportunity
(In thousands)	Growth Fund	Growth Fund	Fund	Appreciation Fund	Global Fund	Fund®	Fund®	Value Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$5	$—	$3	$4	$—	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(15)	(5)	(5)	—	(8)	(6)	(4)	(1)

Net Investment Income (Loss)	(15)	(5)	—	—	(5)	(2)	(4)	—

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	73	7	10	—	82	2	(6)	—
Net Change in Unrealized Appreciation (Depreciation) During the Year	88	1	29	1	(7)	38	2	3
Capital Gain Distributions (Note 2)	45	—	43	—	22	18	—	2

Net Gain (Loss) on Investments	206	8	82	1	97	58	(4)	5

Net Increase (Decrease) in Net Assets Resulting from Operations	191	3	82	1	92	56	(8)	5

Contract Transactions:
Premiums Received from Contract Owners	11	4	4	—	4	11	14	—
Contract Owner Withdrawals	(52)	(31)	(2)	—	(6)	(6)	(6)	—
Net Transfers In (Out) (Note 3)	1,523	24	109	17	418	8	(104)	—
Contract Charges (Note 6)	(6)	(1)	(1)	—	(2)	(1)	(1)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	1,476	(4)	110	17	414	12	(97)	—

Total Increase (Decrease) in Net Assets	1,667	(1)	192	18	506	68	(105)	5
Net Assets, Beginning of Period	1,294	377	261	7	273	413	105	56

Net Assets, End of Period	$2,961	$376	$453	$25	$779	$481	$—	$61

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
	PIMCO							Putnam Fund for
	CommodityRealReturn	PIMCO Real	PIMCO Total		Pioneer Emerging	Pioneer High	Pioneer Small Cap	Growth and
(In thousands)	Strategy Fund	Return Fund	Return Fund	Pioneer Fund	Markets Fundv	Yield Fund	Value Fund	Income

Investment Income:
Ordinary Dividends (Note 2)	$27	$6	$364	$18	$—	$7	$—	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(12)	(3)	(115)	(27)	(1)	(3)	—	(1)

Net Investment Income (Loss)	15	3	249	(9)	(1)	4	—	—

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	(16)	—	(135)	62	1	(1)	—	4
Net Change in Unrealized Appreciation (Depreciation) During the Year	(23)	(8)	82	70	8	2	—	(2)
Capital Gain Distributions (Note 2)	—	2	45	156	17	9	5	12

Net Gain (Loss) on Investments	(39)	(6)	(8)	288	26	10	5	14

Net Increase (Decrease) in Net Assets Resulting from Operations	(24)	(3)	241	279	25	14	5	14

Contract Transactions:
Premiums Received from Contract Owners	26	—	242	94	—	—	10	—
Contract Owner Withdrawals	(13)	(3)	(368)	(50)	—	—	—	(3)
Net Transfers In (Out) (Note 3)	877	231	6,450	2,185	160	101	30	(2)
Contract Charges (Note 6)	(2)	—	(33)	(5)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	888	228	6,291	2,224	160	101	40	(5)

Total Increase (Decrease) in Net Assets	864	225	6,532	2,503	185	115	45	9
Net Assets, Beginning of Period	238	26	4,463	450	—	48	—	96

Net Assets, End of Period	$1,102	$251	$10,995	$2,953	$185	$163	$45	$105

v	Commenced operations effective May 1, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
	Putnam					Van Kampen		Van Kampen
	International	Putnam Voyager	Seligman Smaller	Templeton	Templeton	Aggressive Growth	Van Kampen	Equity and
(In thousands)	Equity Fund	Fund	Cap Value Fund	Foreign Fund	Growth Fund	Fund	Comstock Fund	Income Fund

Investment Income:
Ordinary Dividends (Note 2)	$6	$—	$—	$57	$8	$—	$90	$37

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(3)	(5)	(4)	(34)	(6)	(4)	(56)	(21)

Net Investment Income (Loss)	3	(5)	(4)	23	2	(4)	34	16

Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gains (Losses) (Note 2)	15	(8)	4	43	19	5	38	70
Net Change in Unrealized Appreciation (Depreciation) During the Year	30	—	29	139	45	11	302	15
Capital Gain Distributions (Note 2)	12	—	25	226	28	—	148	70

Net Gain (Loss) on Investments	57	(8)	58	408	92	16	488	155

Net Increase (Decrease) in Net Assets Resulting from Operations	60	(13)	54	431	94	12	522	171

Contract Transactions:
Premiums Received from Contract Owners	22	—	—	54	6	4	98	10
Contract Owner Withdrawals	(11)	(8)	(15)	(16)	(9)	(14)	(100)	(37)
Net Transfers In (Out) (Note 3)	(27)	(524)	385	176	(244)	18	265	(618)
Contract Charges (Note 6)	(1)	—	(1)	(8)	(1)	(1)	(17)	(6)

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(17)	(532)	369	206	(248)	7	246	(651)

Total Increase (Decrease) in Net Assets	43	(545)	423	637	(154)	19	768	(480)

Net Assets, Beginning of Period	230	989	277	2,183	604	332	2,394	1,590

Net Assets, End of Period	$273	$444	$700	$2,820	$450	$351	$3,162	$1,110

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
ML OF NEW YORK INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
ML of New York Variable Annuity Separate Account D (“Separate Account D”), a separate account of ML Life Insurance Company of New York (“MLNY”), was established to support MLNY’s operations with respect to certain variable annuity contracts (“Contracts”). Separate Account D is governed by New York State Insurance Law. MLNY is an indirect wholly owned subsidiary of AEGON USA, Inc. (“AUSA”).
On December 28, 2007 (the “Acquisition Date”), MLNY and its affiliate, Merrill Lynch Life Insurance Company were acquired by AUSA for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 10 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to the Acquisition Date, MLNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.
Separate Account D is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and consists of investment divisions that support two annuity contracts — IRA Annuity and the Investor Choice Annuity IRA Series. Only investment divisions with balances at December 31, 2007 appear in the Statement of Assets and Liabilities and only investment divisions with activity during the periods ended December 31, 2007 or 2006 are shown in the Statement of Operations and Changes in Net Assets. The investment divisions are as follows:

AIM Basic Value Fund	Delaware Trend Fund
AIM Charter Fund	Dreyfus Appreciation Fund
AIM Constellation Fund	Eaton Vance Floating-Rate Fund
AIM Mid Cap Core Equity Fund	Eaton Vance Large-Cap Value Fund
AIM Premier Equity Fund	Federated Capital Appreciation Fund
AllianceBernstein Growth & Income Fund	Federated Kaufmann Fund
AllianceBernstein International Value Fund	Fidelity Advisor Equity Growth Fund
AllianceBernstein Large Cap Growth Fund	Fidelity Advisor Mid Cap Fund
AllianceBernstein Small/Mid Cap Value Fund	Fidelity Advisor Overseas Fund
AllianceBernstein Value Fund	Janus Advisor Forty Fund
Allianz CCM Capital Appreciation Fund	Janus Advisor Mid Cap Growth Fund
Allianz NFJ Dividend Value Fund	JPMorgan Multi-Cap Market Neutral Fund
Allianz NFJ Small-Cap Value Fund	JPMorgan Small Cap Growth Fund
Allianz OCC Renassiance Fund	Lord Abbett Affiliated Fund
American Century Equity Income Fund	Lord Abbett Bond-Debenture Fund
American Century Ultra Fund	Lord Abbett Mid-Cap Value Fund
American Funds Bond Fund of America	Merrill Lynch Ready Assets Trust
American Funds EuroPacific Growth Fund	MFS® Core Growth Fund
American Funds Growth Fund of America	MFS® Mid Cap Growth Fund
American Funds Income Fund of America	MFS® Research International Fund
American Funds Investment Company of America	Oppenheimer Capital Appreciation Fund
BlackRock Basic Value Fund	Oppenheimer Global Fund
BlackRock Bond Fund	Oppenheimer Main Street Fund
BlackRock Fundamental Growth Fund	Oppenheimer Main Street Small Cap Fund
BlackRock Global Allocation Fund	Oppenheimer Quest Opportunity Value Fund
BlackRock Global SmallCap Fund	PIMCO CommodityRealReturn Strategy Fund
BlackRock Government Income Portfolio	PIMCO Low Duration Fund
BlackRock High Income Fund	PIMCO Real Return Fund
BlackRock International Index Fund	PIMCO Total Return Fund
BlackRock International Value Fund	Pioneer Emerging Markets Fund

BlackRock Large Cap Core Fund	Pioneer Fund
BlackRock Large Cap Growth Fund	Pioneer High Yield Fund
BlackRock Large Cap Value Fund	Pioneer Small Cap Value Fund
BlackRock S&P 500 Index Fund	Putnam Fund for Growth and Income
BlackRock Short Term Bond Fund	Putnam International Equity Fund
BlackRock Small Cap Index Fund	Putnam Voyager Fund
BlackRock Total Return Fund	Seligman Capital Fund
BlackRock U.S. Government Fund	Seligman Smaller-Cap Value Fund
BlackRock Value Opportunities Fund	Templeton Foreign Fund
Cohen & Steers Realty Income Fund	Templeton Growth Fund
Columbia Acorn International	Van Kampen Aggressive Growth Fund
Columbia Acorn USA	Van Kampen Comstock Fund
Columbia Marsico Growth Fund	Van Kampen Equity and Income Fund
Davis New York Venture Fund
The assets of Separate Account D are registered in the name of MLNY. The portion of Separate Account D’s assets applicable to the Contracts are not chargeable with liabilities arising out of any other business MLNY may conduct.
2. SIGNIFICANT ACCOUNTING POLICIES
The Financial Statements included herein have been prepared in accordance with U.S. generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of Financial Statements in conformity with the U.S. generally accepted accounting principles requires management to make estimates and assumptions regarding matters that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.
The significant accounting policies and related judgments underlying the Separate Account D’s Financial Statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.
•	Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares held in the underlying funds, which value their investments at readily available market value. Investment transactions are recorded on the trade date.

•	Ordinary dividends and capital gain distributions are recognized on the ex-dividend date. All dividends are automatically reinvested.

•	Realized gains and losses on the sales of investments are computed on the first in first out basis.

•	All premiums and contract owner withdrawals are applied as described in the prospectus.

•	Accumulation units are units of measure used to determine the value of an interest in the Divisions during the accumulation period. The accumulation unit value is the value of an accumulation unit during a valuation period determined for each Division as of the close of trading on each day the New York Stock Exchange is open.
The change in net assets accumulated in Separate Account D provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.
The net assets may not be less than the amount required under New York State Insurance Law to provide for death benefits (without regard to the guaranteed minimum death benefits) and other Contract benefits.
The operations of Separate Account D are included in the Federal income tax return of MLNY. Under the provisions of the Contracts, MLNY has the right to charge Separate Account D for any Federal income tax attributable to Separate Account D. No charge is currently being made against Separate Account D for such tax since, under current tax law, MLNY pays no tax on investment income and capital gains reflected in variable annuity contract reserves. However, MLNY retains the right to charge for any Federal income tax incurred that is attributable to Separate Account D if the law is changed. Charges for state and local taxes, if any, attributable to Separate Account D may also be made.

3. NET TRANSFERS
Net transfers include transfers among applicable Separate Account D investment divisions.

4. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

(In thousands)	Purchases	Sales

BlackRock Basic Value Fund	$9,782	$8,304
BlackRock Bond Fund	90	499
BlackRock Fundamental Growth Fund	2,495	157
BlackRock Global Allocation Fund	3,289	752
BlackRock Global SmallCap Fund	18	44
BlackRock Government Income Portfolio	4,988	7,718
BlackRock High Income Fund	—	—
BlackRock International Index Fund	7	44
BlackRock International Value Fund	86	—
BlackRock Large Cap Core Fund	129	13
BlackRock Large Cap Growth Fund	21	9
BlackRock Large Cap Value Fund	133	27
BlackRock Short Term Bond Fund	25	15
Merrill Lynch Ready Assets Trust	5,065	3,963
BlackRock S&P 500 Index Fund	2,191	2,979
BlackRock Small Cap Index Fund	6	98
BlackRock Total Return Fund	2,555	18
BlackRock Value Opportunities Fund	1,220	1,485
AIM Basic Value Fund	44	1
AIM Charter Fund	—	1
AIM Constellation Fund	—	12
AIM Mid Cap Core Equity Fund	2	1
AllianceBernstein Growth and Income Fund	19	1,179
AllianceBernstein International Value Fund	100	1
AllianceBernstein Large Cap Growth Fund	1,864	1,250
AllianceBernstein Small/Mid Cap Value Fund	414	1,567
AllianceBernstein Value Fund	62	67
Allianz CCM Capital Appreciation Fund	2	2
Allianz NFJ Dividend Value Fund	81	—
Allianz NFJ Small-Cap Value Fund	442	1,436
Allianz OCC Renassiance Fund	224	206
American Century Equity Income Fund	5,682	7,658
American Funds Bond Fund of America	2,385	1,374
American Funds Growth Fund of America	3,951	6,836
American Funds Income Fund of America	1,544	2,152
American Funds Investment Company of America	1,992	910
American Funds EuroPacific Growth Fund	2,528	388
Cohen & Steers Realty Income Fund	760	532
Columbia Acorn International	77	2
Columbia Acorn USA	947	2,316
Columbia Marsico Growth Fund	3,751	238
Davis New York Venture Fund	4,933	9,354
Delaware Trend Fund	232	114

4. PURCHASES AND SALES OF INVESTMENTS (Continued)

(In thousands)	Purchases	Sales

Dreyfus Appreciation Fund	$1,432	$1,001
Eaton Vance Floating-Rate Fund	609	1,851
Eaton Vance Large-Cap Value Fund	1,045	—
Federated Capital Appreciation Fund	1,914	—
Federated Kaufmann Fund	1,687	792
Fidelity Advisor Equity Growth Fund	8,027	361
Fidelity Advisor Mid Cap Fund	38	112
Fidelity Advisor Overseas Fund	76	54
Janus Advisor Forty Fund	5,029	1,338
Janus Advisor Mid Cap Growth Fund	876	—
JPMorgan Multi-Cap Market Neutral Fund	308	1,352
JPMorgan Small Cap Growth Fund	—	—
Lord Abbett Affiliated Fund	684	518
Lord Abbett Bond-Debenture Fund	235	572
Lord Abbett Mid-Cap Value Fund	2,446	3,094
MFS® Core Growth Fund	5,982	6,861
MFS® Mid Cap Growth Fund	76	57
MFS® Research International Fund	340	170
Oppenheimer Capital Appreciation Fund	1	1
Oppenheimer Global Fund	166	460
Oppenheimer Main Street Fund®	121	156
Oppenheimer Main Street Small Cap Fund®	40	20
Oppenheimer Quest Opportunity Value Fund	44	3
PIMCO CommodityRealReturn Strategy Fund	921	397
PIMCO Low Duration Fund	—	—
PIMCO Real Return Fund	2,005	529
PIMCO Total Return Fund	10,797	9,448
Pioneer Emerging Markets Fund	192	63
Pioneer Fund	942	3,917
Pioneer High Yield Fund	16	26
Pioneer Small Cap Value Fund	136	2
Putnam Fund for Growth and Income	16	30
Putnam International Equity Fund	180	25
Putnam Voyager Fund	3,077	3,712
Seligman Capital Fund	—	—
Seligman Smaller-Cap Value Fund	151	512
Templeton Foreign Fund	1,238	589
Templeton Growth Fund	193	50
Van Kampen Aggressive Growth Fund	13	48
Van Kampen Comstock Fund	298	1,996
Van Kampen Equity and Income Fund	5,670	507

5. UNIT VALUES
The following is a summary of units outstanding, unit values and net assets for variable annuity contracts. In addition, the following ratios and returns are provided:
Investment income ratio:
The investment income ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values.
The recognition of investment income by the investment division is affected by the timing of the declaration of the dividends by the underlying fund in which the investment divisions invest.
Expense ratio:
The expense ratio represents the annualized contract expenses of the separate accounts, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
Total return:
The total return includes changes in the value of the underlying mutual fund, which includes expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment divisions with a data notation indicated the effective date of that investment division in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is represented as a range of minimum and maximum values based on the product grouping represented in the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented.
The 2007 unit value and total return ranges have been disclosed based on the related lowest and highest level of expense ratios. The 2006 through 2003 unit value and total return ranges have been disclosed based on the range of lowest and highest unit values and total returns for all levels of expense ratio.

BlackRock Basic Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	141	$13.33	$13.16	$2,148	1.91%	1.25%	1.65%	-0.34%	-0.74%
2006	54	13.25	19.33	983	1.49	1.25	1.65	20.31	20.79
2005	53	11.01	16.00	849	1.29	1.25	1.65	1.86	2.26
2004	46	15.65	15.65	722	1.49	1.30	1.30	8.71	8.71
2003	18	14.39	14.39	257	1.30	1.30	1.30	18.55	18.55

BlackRock Bond Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	Division was not available
2006	39	$10.29	$11.13	$413	4.29%	1.25%	1.65%	2.13%	2.54%
2005	207	10.07	10.85	2,247	3.76	1.25	1.65	0.06	0.46
2004	126	10.80	10.80	1,358	3.47	1.30	1.30	2.69	2.69
2003	30	10.52	10.52	320	2.60	1.30	1.30	-0.10	-0.10

BlackRock Fundamental Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	221	$14.12	$13.94	$3,202	—%	1.25%	1.65%	18.40%	17.93%
2006	52	11.82	14.53	725	—	1.25	1.65	1.99	2.40
2005	40	11.58	14.19	564	0.69	1.25	1.65	7.21	7.64
2004	42	13.18	13.18	547	—	1.30	1.30	5.11	5.11
2003	26	12.53	12.53	327	—	1.30	1.30	16.79	16.79

BlackRock Global Allocation Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	453	$15.70	$15.49	$9,043	3.05%	1.25%	1.65%	15.19%	14.73%
2006	340	13.50	20.76	5,960	1.98	1.25	1.65	14.00	14.45
2005	367	11.83	18.14	6,510	1.97	1.25	1.65	8.48	8.91
2004	404	16.65	16.65	6,735	3.25	1.30	1.30	12.76	12.76
2003	87	14.76	14.76	1,291	7.80	1.30	1.30	16.21	16.21

5. UNIT VALUES (Continued)

BlackRock Global SmallCap Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	7	$16.93	$16.71	$115	0.73%	1.25%	1.65%	14.88%	14.41%
2006	10	14.60	14.73	138	—	1.25	1.65	16.19	16.66
2005	4	12.56	12.62	56	—	1.25	1.65	15.25	15.54

BlackRock Government Income Portfolio					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	28	$10.68	$10.61	$301	—%	1.25%	1.65%	2.73%	2.32%
2006	318	10.37	10.39	3,306	4.52	1.25	1.65	1.40	1.80

BlackRock High Income Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	—	$9.79	$9.76	$—	—%	1.25%	1.65%	-3.66%	-3.92%

BlackRock International Index Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	8	$17.25	$17.03	$123	2.31%	1.25%	1.65%	8.62%	8.19%
2006	10	15.73	15.87	152	4.66	1.25	1.65	23.65	24.15
2005	—	12.72	12.78	—	—	1.25	1.65	15.13	15.41

BlackRock International Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	7	$10.86	$10.83	$79	2.98%	1.25%	1.65%	3.23%	2.96%

BlackRock Large Cap Core Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	25	$14.39	$14.21	$362	—%	1.25%	1.65%	3.50%	3.08%
2006	19	13.77	13.90	272	—	1.25	1.65	10.90	11.34
2005	11	12.41	12.48	141	—	1.25	1.65	11.40	11.67

BlackRock Large Cap Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	26	$13.78	$13.60	$344	—%	1.25%	1.65%	6.65%	6.22%
2006	25	12.80	12.91	317	—	1.25	1.65	4.69	5.11
2005	2	12.22	12.28	28	—	1.25	1.65	10.80	11.07

BlackRock Large Cap Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	32	$14.84	$14.65	$486	0.05%	1.25%	1.65%	3.42%	3.01%
2006	27	14.22	14.34	394	0.04	1.25	1.65	13.84	14.30
2005	32	12.48	12.54	405	—	1.25	1.65	13.00	13.27

5. UNIT VALUES (Continued)

BlackRock Short Term Bond Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	3	$10.48	$10.35	$35	4.02%	1.25%	1.65%	1.86%	1.45%
2006	2	10.20	10.29	25	3.94	1.25	1.65	2.27	2.67
2005	16	9.96	10.01	155	3.33	1.25	1.65	-0.02	0.23

Merrill Lynch Ready Assets Trust					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	288	$10.82	$10.68	$3,071	4.72%	1.25%	1.65%	3.43%	3.02%
2006	191	10.32	10.46	1,969	4.33	1.25	1.65	2.67	3.08
2005	164	10.01	10.14	1,641	2.52	1.25	1.65	0.89	1.29
2004	161	9.89	9.89	1,591	0.79	1.30	1.30	-0.51	-0.51
2003	308	9.93	9.93	3,064	0.54	1.30	1.30	-0.41	-0.41

BlackRock S&P 500 Index Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	109	$13.22	$13.05	$1,838	1.63%	1.25%	1.65%	3.60%	3.19%
2006	158	12.64	16.96	2,597	1.21	1.25	1.65	13.24	13.70
2005	102	11.15	14.92	1,515	2.07	1.25	1.65	2.63	3.04
2004	102	14.48	14.48	1,472	1.00	1.30	1.30	8.76	8.76
2003	131	13.31	13.31	1,738	4.55	1.30	1.30	13.15	13.15

BlackRock Small Cap Index Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	—	$13.01	$12.84	$—	—%	1.25%	1.65%	-3.39%	-3.78%
2006	7	13.34	13.46	88	1.14	1.25	1.65	15.18	15.64
2005	—	11.58	11.64	—	—	1.25	1.65	9.71	9.98

BlackRock Total Return Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	223	$10.71	$10.57	$2,542	4.43%	1.25%	1.65%	3.41%	2.99%

BlackRock U.S. Government Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	Division was not available
2006	Division was not available
2005	24	$10.06	$10.41	$255	3.56%	1.25%	1.65%	0.01%	0.41%
2004	129	10.37	10.37	1,342	2.80	1.30	1.30	1.77	1.77
2003	96	10.19	10.19	982	3.90	1.30	1.30	0.33	0.33

BlackRock Value Opportunities Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest
2007	117	$12.90	$12.73	$2,322	—%	1.25%	1.65%	-2.63%	-3.02%
2006	141	13.12	21.11	2,893	—	1.25	1.65	10.23	10.67
2005	127	11.90	19.08	2,417	—	1.25	1.65	7.96	8.39
2004	108	17.60	17.60	1,901	—	1.30	1.30	12.54	12.54
2003	36	15.63	15.63	556	—	1.30	1.30	22.07	22.07

5. UNIT VALUES (Continued)

AIM Basic Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	3	$12.86	$12.70	$43	—%	1.25%	1.65%	-0.25%	-0.65%
2006	—	12.77	12.89	—	—	1.25	1.65	11.27	11.71
2005	—	11.47	11.53	—	—	1.25	1.65	6.41	6.67

AIM Charter Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	2	$11.84	$11.84	$29	—%	1.30%	1.30%	6.97%	6.97%
2006	2	11.06	11.06	28	1.01	1.30	1.30	14.74	14.74

AIM Constellation Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	5	$16.97	$16.97	$78	—%	1.30%	1.30%	10.53%	10.53%
2006	5	15.35	15.35	80	—	1.30	1.30	4.46	4.46
2005	8	14.69	14.69	115	—	1.30	1.30	7.02	7.02
2004	6	13.72	13.72	77	—	1.30	1.30	4.78	4.78
2003	5	13.09	13.09	59	—	1.30	1.30	14.61	14.61

AIM Mid Cap Core Equity Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	1	$13.63	$13.45	$10	1.24%	1.25%	1.65%	8.48%	8.04%
2006	1	12.45	12.56	10	0.40	1.25	1.65	9.24	9.67
2005	—	11.39	11.44	—	—	1.25	1.65	6.93	7.19

AIM Premier Equity Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	Division was not available
2006	Division was not available
2005	4	$13.93	$13.93	$52	0.07%	1.30%	1.30%	3.86%	3.86%
2004	5	13.41	13.41	61	—	1.30	1.30	4.08	4.08
2003	4	12.88	12.88	47	—	1.30	1.30	11.71	11.71

AllianceBernstein Growth and Income Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	9	$19.10	$19.10	$166	0.41%	1.30%	1.30%	4.11%	4.11%
2006	72	18.34	18.34	1,315	0.28	1.30	1.30	15.39	15.39
2005	83	15.89	15.89	1,317	0.26	1.30	1.30	2.41	2.41
2004	11	15.51	15.51	178	1.30	1.30	1.30	10.44	10.44
2003	7	14.04	14.04	96	—	1.30	1.30	13.74	13.74

AllianceBernstein International Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	9	$10.43	$10.40	$92	4.81%	1.25%	1.65%	-1.11%	-1.36%

5. UNIT VALUES (Continued)

AllianceBernstein Large Cap Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	57	$15.97	$15.97	$914	—%	1.30%	1.30%	12.26%	12.26%
2006	15	14.22	14.22	217	—	1.30	1.30	-2.22	-2.22
2005	32	14.54	14.54	460	—	1.30	1.30	12.64	12.64
2004	8	12.91	12.91	99	—	1.30	1.30	6.75	6.75
2003	3	12.09	12.09	36	—	1.30	1.30	10.61	10.61

AllianceBernstein Small/Mid Cap Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	54	$13.43	$13.26	$720	0.10%	1.25%	1.65%	0.99%	0.58%
2006	137	13.18	13.30	1,806	1.12	1.25	1.65	11.73	12.18
2005	39	11.79	11.85	465	—	1.25	1.65	8.53	8.79

AllianceBernstein Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	18	$12.80	$12.63	$229	1.67%	1.25%	1.65%	-5.70%	-6.08%
2006	20	13.44	13.56	264	2.14	1.25	1.65	19.19	19.66
2005	—	11.27	11.33	—	—	1.25	1.65	5.09	5.35

Allianz CCM Capital Appreciation Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	2	$11.69	$11.60	$18	0.30%	1.25%	1.65%	15.59%	15.13%
2006	2	10.07	10.11	17	0.63	1.25	1.65	-2.44	-2.18

Allianz NFJ Dividend Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	8	$10.28	$10.24	$79	5.12%	1.25%	1.65%	-2.28%	-2.54%

Allianz NFJ Small-Cap Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	86	$14.94	$14.75	$1,790	1.60%	1.25%	1.65%	4.73%	4.31%
2006	138	14.13	21.53	2,808	1.85	1.25	1.65	16.56	17.03
2005	165	12.12	18.39	2,925	1.86	1.25	1.65	8.47	8.91
2004	120	16.89	16.89	2,028	2.02	1.30	1.30	21.45	21.45
2003	39	13.90	13.90	541	5.20	1.30	1.30	17.06	17.06

Allianz OCC Renassiance Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	41	$12.41	$12.25	$970	0.19%	1.25%	1.65%	4.17%	3.75%
2006	49	11.80	22.60	1,079	—	1.25	1.65	10.11	10.55
2005	53	10.71	20.44	1,080	—	1.25	1.65	-5.23	-4.86
2004	51	21.49	21.49	1,103	—	1.30	1.30	14.01	14.01
2003	36	18.84	18.84	673	—	1.30	1.30	32.51	32.51

5. UNIT VALUES (Continued)

American Century Equity Income Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	73	$12.68	$12.52	$1,238	1.97%	1.25%	1.65%	0.11%	-0.29%
2006	176	12.55	17.16	2,996	2.50	1.25	1.65	17.29	17.76
2005	39	10.69	14.58	548	1.76	1.25	1.65	0.48	0.88
2004	215	14.45	14.45	3,111	7.62	1.30	1.30	10.77	10.77
2003	68	13.04	13.04	886	4.23	1.30	1.30	12.50	12.50

American Century Ultra Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	—	$12.61	$12.45	$—	—%	1.25%	1.65%	19.95%	19.47%
2006	—	10.41	10.51	—	—	1.25	1.65	-5.12	-4.74
2005	—	10.97	11.02	—	—	1.25	1.65	4.99	5.25

American Funds Bond Fund of America					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	579	$10.96	$10.82	$6,830	12.07%	1.25%	1.65%	2.05%	1.64%
2006	509	10.64	12.94	5,957	4.98	1.25	1.65	4.13	4.55
2005	511	10.21	12.38	6,245	5.29	1.25	1.65	0.61	1.31
2004	278	12.30	12.30	3,417	4.52	1.30	1.30	4.46	4.46
2003	61	11.77	11.77	718	5.20	1.30	1.30	2.58	2.58

American Funds Growth Fund of America					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	850	$14.80	$14.61	$15,650	1.50%	1.25%	1.65%	9.52%	9.08%
2006	1,064	13.39	18.93	17,943	0.92	1.25	1.65	9.09	9.53
2005	921	12.27	17.29	15,435	0.72	1.25	1.65	12.72	14.71
2004	801	15.33	15.33	12,288	0.56	1.30	1.30	10.47	10.47
2003	177	13.88	13.88	2,457	0.19	1.30	1.30	14.89	14.89

American Funds Income Fund of America					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	345	$13.33	$13.16	$5,885	4.26%	1.25%	1.65%	2.40%	1.99%
2006	386	12.89	18.04	6,718	4.63	1.25	1.65	18.26	18.78
2005	585	10.90	15.18	8,819	3.90	1.25	1.65	2.07	3.41
2004	299	14.87	14.87	4,444	3.43	1.30	1.30	11.48	11.48
2003	101	13.33	13.33	1,346	4.88	1.30	1.30	12.90	12.90

American Funds
Investment Company
of America					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	470	$13.55	$13.37	$8,085	1.86%	1.25%	1.65%	4.50%	4.08%
2006	427	12.84	17.46	7,105	2.24	1.25	1.65	14.01	14.46
2005	388	11.26	15.26	5,815	2.25	1.25	1.65	5.46	6.95
2004	337	14.46	14.46	4,868	1.86	1.30	1.30	8.33	8.33
2003	117	13.35	13.35	1,562	2.93	1.30	1.30	14.17	14.17

5. UNIT VALUES (Continued)

American Funds EuroPacific Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	298	$19.14	$18.89	$5,666	—%	1.25%	1.65%	17.39%	16.92%
2006	199	16.15	16.30	3,236	2.44	1.25	1.65	19.79	20.27
2005	48	13.48	13.54	654	8.10	1.25	1.65	21.38	21.68

Cohen & Steers Realty Income Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	70	$11.93	$11.77	$831	4.20%	1.25%	1.65%	-21.40%	-21.71%
2006	64	15.03	15.17	968	4.72	1.25	1.65	27.73	28.24
2005	20	11.76	11.82	233	7.40	1.25	1.65	5.27	5.53

Columbia Acorn International					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	7	$11.31	$11.27	$77	0.19%	1.25%	1.65%	6.02%	5.74%

Columbia Acorn USA					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	32	$13.76	$13.58	$429	—%	1.25%	1.65%	1.84%	1.43%
2006	135	13.38	13.50	1,810	—	1.25	1.65	6.13	6.56
2005	23	12.60	12.67	289	—	1.25	1.65	11.63	11.90

Columbia Marsico Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	343	$11.63	$11.55	$3,967	0.08%	1.25%	1.65%	12.50%	12.05%
2006	9	10.30	10.33	90	—	1.25	1.65	2.01	2.28

Davis New York Venture Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	353	$13.98	$13.80	$6,353	1.09%	1.25%	1.65%	3.61%	3.19%
2006	604	13.37	19.18	10,638	1.05	1.25	1.65	13.19	13.64
2005	281	11.80	16.88	4,662	0.74	1.25	1.65	8.82	9.26
2004	282	15.45	15.45	4,352	1.18	1.30	1.30	10.89	10.89
2003	62	13.93	13.93	857	3.90	1.30	1.30	16.83	16.83

Delaware Trend Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	32	$13.33	$13.15	$614	—%	1.25%	1.65%	9.15%	8.71%
2006	32	12.09	17.69	567	—	1.25	1.65	5.08	5.50
2005	35	11.50	16.77	579	—	1.25	1.65	3.33	3.75
2004	35	16.16	16.16	561	—	1.30	1.30	10.81	10.81
2003	14	14.58	14.58	203	—	1.30	1.30	15.06	15.06

5. UNIT VALUES (Continued)

Dreyfus Appreciation Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	156	$13.29	$13.11	$2,054	1.80%	1.25%	1.65%	5.16%	4.74%
2006	131	12.51	12.63	1,644	3.63	1.25	1.65	14.31	14.76
2005	56	10.94	11.00	619	6.21	1.25	1.65	1.83	2.08

Eaton Vance Floating-Rate Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	—	$10.96	$10.82	$10	7.27%	1.25%	1.65%	0.40%	—%
2006	120	10.81	10.91	1,307	6.42	1.25	1.65	4.50	4.92
2005	29	10.34	10.39	298	5.07	1.25	1.65	2.23	2.48

Eaton Vance Large-Cap Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	97	$10.82	$10.78	$1,045	8.96%	1.25%	1.65%	2.15%	1.88%

Federated Capital Appreciation Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	140	$13.71	$13.54	$1,911	—%	1.25%	1.65%	9.17%	8.73%
2006	—	12.44	12.56	—	—	1.25	1.65	14.05	14.51
2005	—	10.91	10.96	—	—	1.25	1.65	2.54	2.79

Federated Kaufmann Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	75	$16.96	$16.74	$1,264	—%	1.25%	1.65%	19.83%	19.35%
2006	20	14.02	14.14	282	—	1.25	1.65	12.65	13.10
2005	—	12.44	12.50		—	1.25	1.65	13.92	14.20

Fidelity Advisor Equity Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	426	$14.75	$14.56	$7,998	—%	1.25%	1.65%	24.67%	24.17%
2006	12	11.72	15.04	188	—	1.25	1.65	4.75	5.17
2005	11	11.18	14.30	164	—	1.25	1.65	3.61	4.02
2004	12	13.75	13.75	161	—	1.30	1.30	1.48	1.48
2003	11	13.54	13.54	151	—	1.30	1.30	14.83	14.83

Fidelity Advisor Mid Cap Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	8	$22.78	$22.78	$194	—%	1.30%	1.30%	8.22%	8.22%
2006	13	21.05	21.05	280	—	1.30	1.30	11.77	11.77
2005	14	18.83	18.83	265	1.90	1.30	1.30	6.95	6.95
2004	15	17.60	17.60	266	—	1.30	1.30	14.46	14.46
2003	27	15.37	15.37	415	—	1.30	1.30	19.52	19.52

5. UNIT VALUES (Continued)

Fidelity Advisor Overseas Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	19	$25.15	$25.15	$470	1.36%	1.30%	1.30%	15.47%	15.47%
2006	19	21.77	21.77	418	0.93	1.30	1.30	17.38	17.38
2005	12	18.54	18.54	231	1.06	1.30	1.30	12.81	12.81
2004	13	16.43	16.43	218	—	1.30	1.30	11.50	11.50
2003	6	14.73	14.73	85	—	1.30	1.30	28.76	28.76

Janus Advisor Forty Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	356	$13.36	$13.31	$4,740	0.38%	1.25%	1.65%	26.49%	26.15%

Janus Advisor Mid Cap Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	76	$11.59	$11.55	$875	—%	1.25%	1.65%	9.56%	9.26%

JPMorgan Multi-Cap Market Neutral Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	3	$10.13	$10.06	$22	0.11%	1.25%	1.65%	-4.03%	-4.41%
2006	101	10.52	10.55	1,059	6.63	1.25	1.65	1.75	1.96

JPMorgan Small Cap Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	—	$10.97	$10.93	$—	—%	1.25%	1.65%	7.54%	7.25%

Lord Abbett Affiliated Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	83	$13.41	$13.23	$1,095	1.28%	1.25%	1.65%	2.32%	1.91%
2006	76	12.98	13.10	982	1.87	1.25	1.65	15.63	16.09
2005	2	11.22	11.27	18	2.62	1.25	1.65	5.71	5.97

Lord Abbett Bond-Debenture Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	65	$11.77	$11.62	$952	7.07%	1.25%	1.65%	3.97%	3.55%
2006	90	11.21	14.76	1,298	6.56	1.25	1.65	8.02	8.46
2005	96	10.38	13.61	1,297	6.56	1.25	1.65	-0.15	0.25
2004	88	13.58	13.58	1,192	6.50	1.30	1.30	7.12	7.12
2003	24	12.67	12.67	306	3.90	1.30	1.30	7.22	7.22

Lord Abbett Mid-Cap Value Fund					Investment
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	244	$13.28	$13.11	$4,211	0.38%	1.25%	1.65%	-0.76%	-1.16%
2006	292	13.25	19.57	5,492	0.57	1.25	1.65	10.47	10.91
2005	244	11.99	17.64	4,187	0.46	1.25	1.65	6.35	6.77
2004	173	16.52	16.52	2,864	0.49	1.30	1.30	22.45	22.45
2003	52	13.49	13.49	700	1.95	1.30	1.30	16.63	16.63

5. UNIT VALUES (Continued)

MFS® Core Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	138	$16.55	$16.55	$2,289	—%	1.30%	1.30%	13.38%	13.38%
2006	203	14.59	14.59	2,961	—	1.30	1.30	7.97	7.97
2005	96	13.51	13.51	1,294	—	1.30	1.30	5.01	5.01
2004	13	12.86	12.86	170	—	1.30	1.30	8.75	8.75
2003	12	11.82	11.82	138	—	1.30	1.30	6.96	6.96

MFS® Mid Cap Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	23	$18.24	$18.24	$434	—%	1.30%	1.30%	8.03%	8.03%
2006	22	16.88	16.88	376	—	1.30	1.30	0.83	0.83
2005	23	16.74	16.74	377	—	1.30	1.30	1.33	1.33
2004	21	16.51	16.51	352	—	1.30	1.30	12.95	12.95
2003	13	14.61	14.61	193	—	1.30	1.30	14.92	14.92

MFS® Research International Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	24	$25.97	$25.97	$624	1.39%	1.30%	1.30%	11.41%	11.41%
2006	19	23.31	23.31	453	1.47	1.30	1.30	25.55	25.55
2005	14	18.56	18.56	261	0.77	1.30	1.30	14.65	14.65
2004	15	16.18	16.18	239	1.30	1.30	1.30	18.80	18.80
2003	1	13.62	13.62	16	—	1.30	1.30	23.74	23.74

Oppenheimer Capital Appreciation Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	2	$13.33	$13.16	$28	—%	1.25%	1.65%	12.29%	11.84%
2006	2	11.76	11.86	25	—	1.25	1.65	5.70	6.12
2005	1	11.12	11.17	7	3.05	1.25	1.65	4.96	5.22

Oppenheimer Global Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	20	$23.11	$23.11	$475	0.98%	1.30%	1.30%	4.56%	4.56%
2006	35	22.10	22.10	779	0.46	1.30	1.30	15.83	15.83
2005	14	19.07	19.07	273	0.83	1.30	1.30	12.33	12.33
2004	19	16.97	16.97	320	0.43	1.30	1.30	17.10	17.10
2003	5	14.49	14.49	76	—	1.30	1.30	27.09	27.09

Oppenheimer Main Street Fund®					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	26	$13.23	$13.06	$413	0.91%	1.25%	1.65%	2.85%	2.43%
2006	30	12.74	16.46	481	0.97	1.25	1.65	12.98	13.43
2005	29	11.27	14.51	413	1.75	1.25	1.65	3.96	4.38
2004	31	13.90	13.90	426	1.30	1.30	1.30	7.94	7.94
2003	12	12.87	12.87	156	2.60	1.30	1.30	13.32	13.32

5. UNIT VALUES (Continued)

Oppenheimer Main Street Small Cap Fund®					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	1	$13.66	$13.48	$14	0.37%	1.25%	1.65%	-2.83%	-3.22%
2006	—	13.92	14.05	—	—	1.25	1.65	12.72	13.17
2005	9	12.34	12.41	105	—	1.25	1.65	13.30	13.58

Oppenheimer Quest Opportunity Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	6	$16.28	$16.28	$95	11.85%	1.30%	1.30%	10.76%	10.76%
2006	4	14.69	14.69	61	1.34	1.30	1.30	9.77	9.77
2005	4	13.38	13.38	56	0.94	1.30	1.30	0.50	0.50
2004	4	13.31	13.31	54	—	1.30	1.30	8.05	8.05
2003	2	12.31	12.31	29	—	1.30	1.30	11.56	11.56

PIMCO CommodityRealReturn Strategy Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	137	$13.33	$13.16	$1,815	6.16%	1.25%	1.65%	21.57%	21.08%
2006	101	10.86	10.96	1,102	3.27	1.25	1.65	-5.08	-4.70
2005	21	11.44	11.49	238	52.42	1.25	1.65	16.12	16.40

PIMCO Low Duration Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	—	$10.53	$10.49	$—	—%	1.25%	1.65%	4.96%	4.68%

PIMCO Real Return Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	157	$11.19	$11.05	$1,744	3.89%	1.25%	1.65%	9.67%	9.23%
2006	25	10.11	10.20	251	3.27	1.25	1.65	-1.83	-1.44
2005	3	10.29	10.34	26	7.39	1.25	1.65	-0.53	-0.29

PIMCO Total Return Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	1,092	$11.19	$11.05	$12,730	4.60%	1.25%	1.65%	7.18%	6.75%
2006	999	10.34	11.38	10,995	4.30	1.25	1.65	1.78	2.18
2005	411	10.16	11.14	4,463	3.13	1.25	1.65	0.69	1.09
2004	372	11.02	11.02	4,104	2.10	1.30	1.30	3.27	3.27
2003	155	10.67	10.67	1,649	2.60	1.30	1.30	-0.27	-0.27

Pioneer Emerging Markets Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	22	$16.74	$16.62	$379	—%	1.25%	1.65%	40.13%	39.56%
2006	15	$11.90	$11.94	$185	0.92%	1.25%	1.65%	7.88%	8.17%

5. UNIT VALUES (Continued)

Pioneer Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	3	$13.66	$13.48	$30	0.75%	1.25%	1.65%	3.34%	2.93%
2006	226	13.09	13.21	2,953	1.00	1.25	1.65	14.43	14.89
2005	39	11.43	11.49	450	1.14	1.25	1.65	6.49	6.75

Pioneer High Yield Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	12	$12.03	$11.88	$149	4.59%	1.25%	1.65%	5.55%	5.13%
2006	14	11.29	11.39	163	4.78	1.25	1.65	8.76	9.19
2005	5	10.38	10.43	48	5.41	1.25	1.65	6.10	6.36

Pioneer Small Cap Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	11	$12.74	$12.58	$136	—%	1.25%	1.65%	-8.95%	-9.31%
2006	3	13.86	13.98	45	—	1.25	1.65	12.53	12.98
2005	—	12.31	12.37	—	—	1.25	1.65	15.21	15.49

Putnam Fund for Growth and Income					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	4	$16.43	$16.43	$72	1.34%	1.30%	1.30%	-7.41%	-7.41%
2006	6	17.74	17.74	105	1.06	1.30	1.30	14.30	14.30
2005	6	15.51	15.51	96	1.34	1.30	1.30	3.76	3.76
2004	6	14.95	14.95	96	1.30	1.30	1.30	9.50	9.50
2003	2	13.65	13.65	28	—	1.30	1.30	12.58	12.58

Putnam International Equity Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	17	$23.23	$23.23	$386	2.65%	1.30%	1.30%	6.96%	6.96%
2006	13	21.71	21.71	273	2.23	1.30	1.30	26.55	26.55
2005	13	17.15	17.15	230	2.10	1.30	1.30	11.09	11.09
2004	14	15.43	15.43	217	1.95	1.30	1.30	14.69	14.69
2003	7	13.45	13.45	83	—	1.30	1.30	19.96	19.96

Putnam Voyager Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	—	$14.62	$14.62	$3	—%	1.30%	1.30%	3.90%	3.90%
2006	32	14.07	14.07	444	—	1.30	1.30	3.84	3.84
2005	73	13.54	13.54	989	0.76	1.30	1.30	4.11	4.11
2004	—	13.00	13.00	3	—	1.30	1.30	3.41	3.41
2003	—	12.57	12.57	—	—	1.30	1.30	10.94	10.94

Seligman Capital Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	—	$11.09	$11.06	$—	—%	1.25%	1.65%	4.97%	4.69%

5. UNIT VALUES (Continued)

Seligman Smaller-Cap Value Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	14	$22.89	$22.89	$322	—%	1.30%	1.30%	4.85%	4.85%
2006	32	21.82	21.82	700	—	1.30	1.30	19.78	19.78
2005	15	18.21	18.21	277	—	1.30	1.30	-4.36	-4.36
2004	29	19.04	19.04	547	3.64	1.30	1.30	18.99	18.99
2003	19	15.99	15.99	305	—	1.30	1.30	24.37	24.37

Templeton Foreign Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	151	$17.04	$16.82	$3,209	1.77%	1.25%	1.65%	15.72%	15.26%
2006	149	14.59	20.36	2,820	2.28	1.25	1.65	17.92	18.39
2005	131	12.36	17.19	2,183	1.60	1.25	1.65	8.77	9.21
2004	153	15.74	15.74	2,407	2.22	1.30	1.30	16.58	16.58
2003	66	13.50	13.50	886	0.65	1.30	1.30	21.31	21.31

Templeton Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	28	$14.51	$14.33	$558	1.23%	1.25%	1.65%	0.86%	0.45%
2006	23	14.25	20.70	450	1.66	1.25	1.65	19.76	20.24
2005	41	11.90	17.21	604	1.20	1.25	1.65	6.33	6.75
2004	40	16.12	16.12	644	1.11	1.30	1.30	15.45	15.45
2003	10	13.96	13.96	142	1.30	1.30	1.30	18.62	18.62

Van Kampen Aggressive Growth Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	19	$19.69	$19.69	$378	—%	1.30%	1.30%	16.19%	16.19%
2006	21	16.94	16.94	351	—	1.30	1.30	3.45	3.45
2005	20	16.37	16.37	332	—	1.30	1.30	9.46	9.46
2004	22	14.95	14.95	325	—	1.30	1.30	13.56	13.56
2003	16	13.16	13.16	213	—	1.30	1.30	14.88	14.88

Van Kampen Comstock Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	72	$12.47	$12.30	$1,334	—%	1.25%	1.65%	-3.17%	-3.56%
2006	160	12.75	19.99	3,162	2.09	1.25	1.65	14.11	14.57
2005	153	11.17	17.45	2,394	1.86	1.25	1.65	2.44	2.85
2004	63	16.96	16.96	1,074	1.46	1.30	1.30	16.01	16.01
2003	11	14.62	14.62	161	—	1.30	1.30	14.37	14.37

Van Kampen Equity and Income Fund					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
December 31,	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

2007	354	$16.93	$16.93	$5,997	—%	1.30%	1.30%	1.89%	1.89%
2006	67	16.61	16.61	1,110	2.26	1.30	1.30	11.05	11.05
2005	106	14.95	14.95	1,590	2.06	1.30	1.30	6.39	6.39
2004	60	14.05	14.05	840	2.60	1.30	1.30	10.29	10.29
2003	29	12.73	12.73	373	3.90	1.30	1.30	10.05	10.05

6. CHARGES AND FEES
The following table is a listing of all expenses charged to the separate account. Asset-based, rider and maintenance charges are assessed through a reduction in unit value or redemption of units.

IRA Annuity
Charge	When Charge Is Deducted	Amount Deducted

Asset-Based Insurance Charge	Daily — reduction of unit values	1.30% annually

Contract Charges:
Contract Maintenance Charge	Annually — redemption of units	$40 at the end of each contract year and upon a full withdrawal only if the greater of contract value or premiums less withdrawals is less than $50,000.

Guaranteed Minimum Income Benefit (“GMIB”)	Quarterly — redemption of units	0.40% of the contract value at the end of each calendar quarter based on the GMIB benefit base as of the last business day of each month within the calendar quarter and a pro rata amount of this fee upon termination of the rider.

Contingent Deferred Sales Charges	Per incident — redemption of units	7% of premium withdrawn for year 0
6% of premium withdrawn for year 1
5% of premium withdrawn for year 2
4% of premium withdrawn for year 3
3% of premium withdrawn for year 4
2% of premium withdrawn for year 5
1% of premium withdrawn for year 6

0% of premium withdrawn for year 7
or more

Transfer Fee	Per incident — redemption of units	$25 for each transfer after the twelfth transfer in a contract year.

Redemption Fee	Per incident — redemption of units	Imposed by respective Fund Manager.

6. CHARGES AND FEES (Continued)

Investor Choice IRA Series
Charge	When Charge Is Deducted	Amount Deducted

Asset-Based Insurance Charges
Investor Choice IRA Series — B Class	Daily — reduction of unit values	1.25% annually
Investor Choice IRA Series — C Class	Daily — reduction of unit values	1.60% annually
Investor Choice IRA Series — L Class	Daily — reduction of unit values	1.45% annually
Investor Choice IRA Series — XC Class	Daily — reduction of unit values	1.65% annually

Contract Charges:
Contract Maintenance Charge	Annually — redemption of units	$50 at the end of each contract year and upon a full withdrawal only if the greater of contract value, or premiums less withdrawals is less than $50,000. Charge applies to all product classes.

Guaranteed Minimum Income Benefit (“GMIB”)	Quarterly — redemption of units	0.50% of the contract value at the end of each calendar quarter based on the GMIB benefit base as of the last business day of each month within the calendar quarter. A pro rata amount of this fee upon termination of the rider. Charge applies to all product classes.

Guaranteed Minimum Withdrawal Benefit (“GMWB”)	Quarterly — redemption of units	0.75% of the contract value at the end of each calendar quarter based on the GMWB benefit base as of the last business day of each month within the calendar quarter. A pro rata amount of this fee upon termination of the rider. Charge applies to all product classes.

Guaranteed Minimum Death Benefit (“GMDB”) Options
- Return of Premium	Quarterly — redemption of units	0.15% of the GMDB base, calculated on each monthaversary. Charges are deducted each calendar quarter. Pro rate amounts are also deducted upon termination of the rider. Charge applies to all product classes.

- Maximum Anniversary Value (MAV)	Quarterly — redemption of units	0.25% of the GMDB base, calculated on each monthaversary. Charges are deducted each calendar quarter. Pro rate amounts are also deducted upon termination of the rider. Charge applies to all product classes.

6. CHARGES AND FEES (Continued)

Investor Choice IRA Series (Continued)
Charge	When Charge Is Deducted	Amount Deducted

Contingent Deferred Sales Charges	Per incident — redemption of units based on percentage of premium withdrawn.		B Class	L Class	C Class	XC Class
		0years	7%	6%	2%	8%
		1year	6%	5%	0%	8%
		2years	5%	4%	0%	7%
		3years	4%	3%	0%	7%
		4years	3%	0%	0%	6%
		5years	2%	0%	0%	6%
		6years	1%	0%	0%	5%
		7years	0%	0%	0%	4%
		8years	0%	0%	0%	3%
		9years	0%	0%	0%	0%

Transfer Fee	Per incident — redemption of units	$25 for each transfer after the twelfth transfer in a contract year. Charge applies to all product classes.

Redemption Fee	Per incident — redemption of units	Imposed by respective Fund Manager. Charge applies to all product classes.

7. UNITS ISSUED AND REDEEMED
Units issued and redeemed during 2007 and 2006 were as follows:

						BlackRock
			BlackRock	BlackRock	BlackRock	Government	BlackRock	BlackRock	BlackRock
	BlackRock Basic	BlackRock	Fundamental	Global	Global	Income	High	International	International
(In thousands)	Value Fund	Bond Fund	Growth Fund	Allocation Fund	SmallCap Fund	Portfolio	Income Fund	Index Fund	Value Fund

Outstanding at January 1, 2006	53	207	40	367	4	—	—	—	—
Activity during 2006:
Issued	12	79	46	151	7	320	—	10	—
Redeemed	(11)	(247)	(34)	(178)	(1)	(2)	—	—	—

Outstanding at December 31, 2006	54	39	52	340	10	318	—	10	—
Activity during 2007:
Issued	524	7	178	144	—	459	—	—	7
Redeemed	(437)	(46)	(9)	(31)	(3)	(749)	—	(2)	—

Outstanding at December 31, 2007	141	—	221	453	7	28	—	8	7

	BlackRock	BlackRock	BlackRock	BlackRock	Merrill Lynch	BlackRock	BlackRock	BlackRock	BlackRock U.S.
	Large Cap	Large Cap	Large Cap	Short Term	Ready	S&P 500	Small Cap	Total	Government
(In thousands)	Core Fund	Growth Fund	Value Fund	Bond Fund	Assets Trust	Index Fund	Index Fund	Return Fund	Fund

Outstanding at January 1, 2006	11	2	32	16	164	102	—	—	24
Activity during 2006:
Issued	11	23	124	92	202	126	7	—	159
Redeemed	(3)	—	(129)	(106)	(175)	(70)	—	—	(183)

Outstanding at December 31, 2006	19	25	27	2	191	158	7	—	—
Activity during 2007:
Issued	6	1	7	2	471	119	—	224	—
Redeemed	—	—	(2)	(1)	(374)	(168)	(7)	(1)	—

Outstanding at December 31, 2007	25	26	32	3	288	109	—	223	—

	BlackRock Value				AIM Mid		AllianceBernstein	AllianceBernstein	AllianceBernstein
	Opportunities	AIM Basic	AIM Charter	AIM Constellation	Cap Core	AIM Premier	Growth and	International	Large Cap
(In thousands)	Fund	Value Fund	Fund	Fund	Equity Fund	Equity Fund	Income Fund	Value Fund	Growth Fund

Outstanding at January 1, 2006	127	—	—	8	—	4	83	—	32
Activity during 2006:
Issued	43	—	3	1	4	—	91	—	95
Redeemed	(29)	—	(1)	(4)	(3)	(4)	(102)	—	(112)

Outstanding at December 31, 2006	141	—	2	5	1	—	72	—	15
Activity during 2007:
Issued	40	3	—	—	—	—	—	9	125
Redeemed	(64)	—	—	—	—	—	(63)	—	(83)

Outstanding at December 31, 2007	117	3	2	5	1	—	9	9	57

7. UNITS ISSUED AND REDEEMED (Continued)

			Allianz CCM
	AllianceBernstein		Capital	Allianz NFJ	Allianz NFJ	Allianz OCC	American	American	American Funds
	Small/Mid Cap	AllianceBernstein	Appreciation	Dividend	Small-Cap	Renassiance	Century Equity	Funds Bond	Growth Fund of
(In thousands)	Value Fund	Value Fund	Fund	Value Fund	Value Fund	Fund	Income Fund	Fund of America	America

Outstanding at January 1, 2006	39	—	—	—	165	53	39	511	921
Activity during 2006:
Issued	137	20	2	—	13	7	145	379	409
Redeemed	(39)	—	—	—	(40)	(11)	(8)	(381)	(266)

Outstanding at December 31, 2006	137	20	2	—	138	49	176	509	1,064
Activity during 2007:
Issued	26	3	—	8	12	2	321	184	188
Redeemed	(109)	(5)	—	—	(64)	(10)	(424)	(114)	(402)

Outstanding at December 31, 2007	54	18	2	8	86	41	73	579	850

		American Funds
	American Funds	Investment	American Funds	Cohen & Steers	Columbia		Columbia	Davis
	Income Fund of	Company	EuroPacific	Realty Income	Acorn	Columbia	Marsico	New York	Delaware
(In thousands)	America	of America	Growth Fund	Fund	International	Acorn USA	Growth Fund	Venture Fund	Trend Fund

Outstanding at January 1, 2006	585	388	48	20	—	23	—	281	35
Activity during 2006:
Issued	163	65	176	53	—	118	9	516	5
Redeemed	(362)	(26)	(25)	(9)	—	(6)	—	(193)	(8)

Outstanding at December 31, 2006	386	427	199	64	—	135	9	604	32
Activity during 2007:
Issued	69	89	117	43	7	62	352	261	6
Redeemed	(110)	(46)	(18)	(37)	(0)	(165)	(18)	(512)	(6)

Outstanding at December 31, 2007	345	470	298	70	7	32	343	353	32

				Federated
	Dreyfus	Eaton Vance	Eaton Vance	Capital	Federated	Fidelity Advisor	Fidelity	Fidelity	Janus Advisor
	Appreciation	Floating-Rate	Large-Cap	Appreciation	Kaufmann	Equity Growth	Advisor	Advisor	Forty
(In thousands)	Fund	Fund	Value Fund	Fund	Fund	Fund	Mid Cap Fund	Overseas Fund	Fund

Outstanding at January 1, 2006	56	29	—	—	—	11	14	12	—
Activity during 2006:
Issued	180	128	—	—	20	4	—	27	—
Redeemed	(105)	(37)	—	—	—	(3)	(1)	(20)	—

Outstanding at December 31, 2006	131	120	—	—	20	12	13	19	—
Activity during 2007:
Issued	101	48	97	140	104	432	—	2	454
Redeemed	(76)	(168)	—	—	(49)	(18)	(5)	(2)	(98)

Outstanding at December 31, 2007	156	—	97	140	75	426	8	19	356

7. UNITS ISSUED AND REDEEMED (Continued)

	Janus Advisor	JPMorgan	JPMorgan		Lord Abbett	Lord Abbett	MFS®	MFS® Mid	MFS® Research
	Mid Cap	Multi-Cap Market	Small Cap	Lord Abbett	Bond-Debenture	Mid-Cap	Core Growth	Cap Growth	International
(In thousands)	Growth Fund	Neutral Fund	Growth Fund	Affiliated Fund	Fund	Value Fund	Fund	Fund	Fund

Outstanding at January 1, 2006	—	—	—	2	96	244	96	23	14
Activity during 2006:
Issued	—	103	—	76	54	62	196	2	7
Redeemed	—	(2)	—	(2)	(60)	(14)	(89)	(3)	(2)

Outstanding at December 31, 2006	—	101	—	76	90	292	203	22	19
Activity during 2007:
Issued	76	29	—	44	11	116	370	4	11
Redeemed	—	(127)	—	(37)	(36)	(164)	(435)	(3)	(6)

Outstanding at December 31, 2007	76	3	—	83	65	244	138	23	24

	Oppenheimer			Oppenheimer		PIMCO
	Capital	Oppenheimer	Oppenheimer	Main Street	Oppenheimer Quest	CommodityReal	PIMCO Low
	Appreciation	Global	Main	Small Cap	Opportunity Value	Return	Duration	PIMCO Real	PIMCO Total
(In thousands)	Fund	Fund	Street Fund®	Fund®	Fund	Strategy Fund	Fund	Return Fund	Return Fund

Outstanding at January 1, 2006	1	14	29	9	4	21	—	3	411
Activity during 2006:
Issued	2	72	2	54	—	90	—	23	904
Redeemed	(1)	(51)	(1)	(63)	—	(10)	—	(1)	(316)

Outstanding at December 31, 2006	2	35	30	—	4	101	—	25	999
Activity during 2007:
Issued	—	5	5	3	2	70	—	182	893
Redeemed	—	(20)	(9)	(2)	—	(34)	—	(50)	(800)

Outstanding at December 31, 2007	2	20	26	1	6	137	—	157	1,092

	Pioneer			Pioneer	Putnam Fund	Putnam	Putnam	Seligman	Seligman
	Emerging		Pioneer High	Small Cap	for Growth	International	Voyager	Capital	Smaller-Cap
(In thousands)	Markets Fund	Pioneer Fund	Yield Fund	Value Fund	and Income	Equity Fund	Fund	Fund	Value Fund

Outstanding at January 1, 2006	—	39	5	—	6	13	73	—	15
Activity during 2006:
Issued	18	236	15	3	1	1	33	—	18
Redeemed	(3)	(49)	(6)	—	(1)	(1)	(74)	—	(1)

Outstanding at December 31, 2006	15	226	14	3	6	13	32	—	32
Activity during 2007:
Issued	11	60	—	8	—	5	221	—	4
Redeemed	(4)	(283)	(2)	—	(2)	(1)	(253)	—	(22)

Outstanding at December 31, 2007	22	3	12	11	4	17	—	—	14

7. UNITS ISSUED AND REDEEMED (Continued)

	Templeton	Templeton	Van Kampen	Van Kampen	Van Kampen
	Foreign	Growth	Aggressive	Comstock	Equity and
(In thousands)	Fund	Fund	Growth Fund	Fund	Income Fund

Outstanding at January 1, 2006	131	41	20	153	106
Activity during 2006:
Issued	31	18	1	288	15
Redeemed	(13)	(36)	—	(281)	(54)

Outstanding at December 31, 2006	149	23	21	160	67
Activity during 2007:
Issued	29	7	1	9	315
Redeemed	(27)	(2)	(3)	(97)	(28)

Outstanding at December 31, 2007	151	28	19	72	354

[Ernst & Young LLP]
Report of Independent Registered Public Accounting Firm
The Board of Directors
ML Life Insurance Company of New York
We have audited the accompanying balance sheet of ML Life Insurance Company of New York (the Company) as of December 31, 2007, and the related statements of earnings, comprehensive income, stockholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financials statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ML Life Insurance Company of New York at December 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 14, 2008

[Deloitte & Touche LLP]
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
ML Life Insurance Company of New York
We have audited the accompanying balance sheets of ML Life Insurance Company of New York (the “Company”) as of December 31, 2006, and the related statements of earnings, comprehensive income, stockholder’s equity, and cash flows for each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of ML Life Insurance Company of New York as of December 31, 2006, and the results of its operations and it cash flows for each of the two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
New York, New York
March 2, 2007

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Balance Sheets

	Successor	Predecessor
	December 31,	December 31,
(dollars in thousands)	2007	2006
ASSETS

Investments
Fixed maturity available-for-sale securities, at estimated fair value	$100,231	$132,440
Equity available-for-sale securities, at estimated fair value	1,126	1,386
Policy loans on insurance contracts, at outstanding loan balances	69,165	72,779

	170,522	206,605

Cash and Cash Equivalents	60,406	35,952

Accrued Investment Income	2,866	3,622

Deferred Policy Acquisition Costs	—	22,485

Deferred Sales Inducements	—	1,840

Value of Business Acquired	44,024	—

Other Intangibles	8,330	—

Goodwill	6,882	—

Federal Income Taxes — Current	836	—

Other Assets	6,125	8,027

Separate Accounts Assets	925,828	970,012

Total Assets	$1,225,819	$1,248,543

See Notes to Financial Statements.	(Continued)

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Balance Sheets

	Successor	Predecessor
	December 31,	December 31,
(dollars in thousands, except common stock par value and shares)	2007	2006
LIABILITIES
Policyholder Liabilities and Accruals
Policyholder account balances	$140,782	$152,840
Future policy benefits	22,764	22,326
Claims and claims settlement expenses	4,618	8,501

	168,164	183,667

Other Policyholder Funds	989	679

Federal Income Taxes — Deferred	—	2,089

Federal Income Taxes — Current	—	1,064

Affiliated Payables — Net	—	1,417

Other Liabilities	—	1,849

Separate Accounts Liabilities	925,828	970,012

Total Liabilities	1,094,981	1,160,777

STOCKHOLDER’S EQUITY
Common stock ($10 par value; 220,000 shares authorized, issued and outstanding)	2,200	2,200
Additional paid-in capital	128,638	52,310
Accumulated other comprehensive loss, net of taxes	—	(753)
Retained earnings	—	34,009

Total Stockholder’s Equity	130,838	87,766

Total Liabilities and Stockholder’s Equity	$1,225,819	$1,248,543

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Earnings

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Net Revenues
Policy charge revenue	$20,782	$19,577	$18,431
Net investment income	11,246	11,523	11,275
Net realized investment gains (loss)	1,141	(71)	1,799

Total Net Revenues	33,169	31,029	31,505

Benefits and Expenses
Interest credited to policyholder liabilities	7,643	7,823	8,216
Policy benefits (net of reinsurance recoveries: 2007 - $1,846; 2006 - $1,219; 2005 - $98)	2,069	2,608	2,501
Reinsurance premium ceded	1,872	1,915	1,845
Amortization of deferred policy acquisition costs	2,184	3,269	7,005
Insurance expenses and taxes	3,942	4,424	4,699

Total Benefits and Expenses	17,710	20,039	24,266

Earnings Before Federal Income Taxes	15,459	10,990	7,239

Federal Income Tax Expense (Benefit)
Current	3,786	3,656	2,585
Deferred	1,062	(230)	(814)

Total Federal Income Tax Expense	4,848	3,426	1,771

Net Earnings	$10,611	$7,564	$5,468

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Comprehensive Income

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Net Earnings	$10,611	$7,564	$5,468

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities:
Net unrealized holding gains (losses) arising during the period	499	509	(1,474)
Reclassification adjustment for gains included in net earnings	(2)	(71)	(1,799)

	497	438	(3,273)

Adjustments for policyholder liabilities	(20)	214	512
Adjustments for deferred federal income taxes	(167)	(228)	966

	(187)	(14)	1,478

Total other comprehensive income (loss), net of taxes	310	424	(1,795)

Comprehensive Income	$10,921	$7,988	$3,673

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Stockholder’s Equity

			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder’s
(dollars in thousands)	stock	capital	income (loss)	earnings	equity
Balance, January 1, 2005 (Predecessor)	$2,200	52,310	618	25,088	$80,216
Net earnings				5,468	5,468
Other comprehensive loss, net of taxes			(1,795)		(1,795)

Balance, December 31, 2005 (Predecessor)	2,200	52,310	(1,177)	30,556	83,889
Net earnings				7,564	7,564
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(4,111)	(4,111)
Other comprehensive income, net of taxes			424		424

Balance, December 31, 2006 (Predecessor)	2,200	52,310	(753)	34,009	87,766
Net earnings				10,611	10,611
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(5,453)	(5,453)
Other comprehensive income, net of taxes			310		310

Balance, at date of acquisition (Predecessor)	2,200	52,310	(443)	39,167	93,234
Effect of pushdown accounting of AEGON USA, Inc.’s purchase price on ML Life Insurance Company of New York’s net assets acquired (see Note 3)		76,328	443	(39,167)	37,604

Balance, December 31, 2007 (Successor)	$2,200	$128,638	$—	$—	$130,838

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Cash Flows

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Cash Flows From Operating Activities:
Net earnings	$10,611	$7,564	$5,468
Noncash items included in earnings:
Amortization of deferred policy acquisition costs	2,184	3,269	7,005
Capitalization of policy acquisition costs	(1,751)	(2,716)	(1,911)
Amortization of deferred sales inducements	157	63	(28)
Capitalization of sales inducements	(714)	(1,302)	(573)
Amortization of investments	238	603	821
Interest credited to policyholder liabilities	7,643	7,823	8,216
Change in guaranteed benefit liabilities	(592)	56	285
Deferred federal income tax expense (benefit)	1,062	(230)	(814)
(Increase) decrease in operating assets:
Accrued investment income	756	312	(15)
All other assets — net	1,015	(4,255)	2,206
Increase (decrease) in operating liabilities:
Claims and claims settlement expenses	(3,883)	5,172	(1,936)
Other policyholder funds	310	415	(835)
All other liabilities — net	(4,330)	(44)	1,283
Other operating activities:
Net realized investment (gains) losses	(1,141)	71	(1,799)

Net cash and cash equivalents provided by operating activities	11,565	16,801	17,373

Cash Flows From Investing Activities:
Proceeds from (payments for):
Sales of available-for-sale securities	12,210	22,173	36,283
Maturities of available-for-sale securities	41,362	41,403	13,182
Purchases of available-for-sale securities	(19,808)	(32,653)	(36,992)
Policy loans on insurance contracts – net	3,614	1,614	2,357

Net cash and cash equivalents provided by investing activities	37,378	32,537	14,830

See Notes to Financial Statements.	(Continued)

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Cash Flows

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Cash Flows From Financing Activities:
Cash dividend paid to Merrill Lynch Insurance Group, Inc.	$(5,453)	$(4,111)	$—
Policyholder deposits (excludes internal policy replacement deposits)	32,544	52,072	35,439
Policyholder withdrawals (including transfers from separate accounts)	(51,580)	(75,997)	(59,641)

Net cash and cash equivalents used in financing activities	(24,489)	(28,036)	(24,202)

Net increase in cash and cash equivalents	24,454	21,302	8,001

Cash and cash equivalents, beginning of year	35,952	14,650	6,649

Cash and cash equivalents, end of year	$60,406	$35,952	$14,650

Supplementary Disclosure of Cash Flow Information:
Cash paid for:
Federal income taxes	$5,686	$3,234	$2,677
Interest	74	179	67
See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Notes to Financial Statements
(Dollars in Thousands)
Note 1. Acquisition of ML Life Insurance Company of New York by AEGON USA, Inc.
On December 28, 2007 (the “Acquisition Date”), ML Life Insurance Company of New York (“MLLICNY” or the “Company”) and its affiliate, Merrill Lynch Life Insurance Company (“MLLIC”) were acquired by AEGON USA, Inc. (“AUSA”) for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 10 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to the Acquisition Date, MLLICNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. (“MLIG”), which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”). See Note 3 for additional information on the purchase price and goodwill related to this transaction.
Note 2. Summary of Significant Accounting Policies
Description of Business
The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is licensed to sell insurance and annuities in nine states; however, it currently limits its marketing activities to the State of New York. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”), a wholly owned broker-dealer subsidiary of ML&Co.
Basis of Reporting
The accompanying financial statements have been prepared in conformity with U. S. generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting practices (“SAP”). The significant accounting policies and related judgments underlying the Company’s Financial Statements are summarized below.
On December 28, 2007, AUSA completed the acquisition of MLLICNY and its affiliate MLLIC. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangibles, the acquisition is being accounted for by AUSA using the purchase method of accounting, which requires the assets and liabilities of the Company to be identified and measured at their estimated fair values as of the Acquisition Date. The estimated fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the Acquisition Date becomes available.
In addition, as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 54, Push Down Basis of Accounting in Financial Statements of a Subsidiary, the purchase method of accounting applied by AUSA to the acquired assets and liabilities associated with the Company has been “pushed down” to the financial statements of the Company, thereby establishing a new basis of accounting. As a result, the Company follows AUSA’s accounting policies subsequent to the Acquisition Date. This new basis of accounting is referred to as the “successor basis”, while the historical basis of accounting is referred to as the “predecessor basis’’. In general, Balance Sheet amounts at December 31, 2007 are representative of the successor basis of accounting while Statements of Earnings, Comprehensive Income, and Cash Flows amounts for 2007 are representative of the predecessor basis of accounting. Financial Statements included herein for periods prior and subsequent to the Acquisition Date are labeled “Predecessor” and “Successor”, respectively. Since the actual results between the period December 28, 2007 and December 31, 2007 were not material, the Company has utilized December 31, 2007 as the Acquisition Date herein.
Certain amounts in the predecessor financial statements have been reclassified to conform to the presentation of the successor and the current year presentation.
Accounting Estimates and Assumptions
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates.

Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, insurance and investment contract liabilities, income taxes and potential effects of resolved litigated matters.
Revenue Recognition
Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.
Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life contracts are recognized when policy charges are assessed or earned. The Company does not currently manufacture variable life insurance contracts.
Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned. The Company does not currently manufacture single premium deferred annuities or single premium whole life contracts.
Investments
The Company’s investments in fixed maturity and equity securities are classified as available-for-sale and are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive loss, net of taxes. These changes in estimated fair value are not reflected in the Statements of Earnings until a sale transaction occurs or when declines in fair value are deemed other-than-temporary.
If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the carrying value is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, information obtained from external sources (i.e. company announcements, rating agency announcements, or news wire services) and the Company’s ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential other-than-temporary impairment include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.
For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Prior to December 28, 2007, realized gains and losses on the sale or maturity of investments were determined on the basis of specific identification. Subsequent to December 28, 2007, realized gains and losses on the sale or maturity of investments are determined on the FIFO basis. Investment transactions are recorded on the trade date.
Certain fixed maturity and equity securities are considered below investment grade. The Company defines below investment grade securities as unsecured debt obligations that have a Standard and Poor’s (or similar rating agency) rating lower than BBB-.
For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets.
Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. The estimated fair value of cash and cash equivalents approximates the carrying value.
Deferred Policy Acquisition Costs (“DAC”)
Policy acquisition costs for variable annuities and variable life insurance contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of DAC.
Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.
During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs.
As of December 31, 2007, the DAC balance was zero as a result of push-down accounting at the Acquisition Date.
Deferred Sales Inducements (“DSI”)
The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.
The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Earnings.
As of December 31, 2007, the DSI balance was zero as a result of push-down accounting at the Acquisition Date.
Value of Business Acquired (VOBA)
VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts inforce at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than unamortized balance. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of VOBA. This practice assumes that the expectations for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Since there were no events or circumstances to indicate that there may be any significant change in the fair value of net assets acquired on December 28, 2007, management did not perform an impairment test for VOBA.

Other Intangibles
Other intangible assets that were acquired at the Acquisition Date are a distribution agreement, a tradename, and a non-compete agreement. The tradename and the non-compete are required to be amortized on a straight-line basis over their useful life of five years. The distribution intangible will be amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years. The entire asset amount has been allocated to annuities. The carrying values of the intangibles will be reviewed periodically for indicators of impairment in value including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) the profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary. Since there were no events or circumstances to indicate that there may be any significant change in the fair value of net assets acquired on December 28, 2007, management did not perform an impairment test for the other intangibles.
Goodwill
Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Under SFAS No. 142, “Goodwill and Other Intangible Assets", goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down to fair value based primarily on discounted cash flows. Since there were no events or circumstances to indicate that there may be any significant change in the fair value of net assets acquired on December 28, 2007, management did not perform an impairment test for the acquired goodwill.
Separate Accounts
The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Earnings. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Earnings.
Policyholder Account Balances
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

Interest-sensitive life products	4.00%
Interest-sensitive deferred annuities	3.00% - 6.80%
These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.
Future Policy Benefits
The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality.

Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 6 of the Financial Statements. Interest rates used in establishing such liabilities are as follows:

	Successor	Predecessor
Interest rates used for liabilities	2.55% — 5.50%	3.00% — 8.80%
Claims and Claims Settlement Expenses
Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.
Federal Income Taxes
The results of operations of the Company through December 28, 2007 were included in the consolidated Federal income tax return of ML&Co. The Company had entered into a tax-sharing agreement with ML&Co. whereby the Company calculated its current tax provision based on its operations and periodically remitted its current federal income tax liability to ML&Co. The tax-sharing agreement with ML&Co. was terminated on December 28, 2007. The Company has not entered into a new tax sharing agreement.
The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period during which such changes are enacted.
For federal income tax purposes, an election under Internal Revenue Code Section 338 was made by AUSA in connection with the purchase of the Company. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 3 and 7.
The Company is subject to taxes on premiums and is exempt from state income taxes in most states.
Recent Accounting Pronouncements
In December 2007, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141 (revised 2007), “Business Combinations” (“SFAS 141(R)”). This statement replaces SFAS No. 141, “Business Combinations” (“SFAS 141”) and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS 141(R) on January 1, 2009, and has not yet determined the effect of SFAS 141(R) on its Financial Statements.
In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS 160”). This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS 160 on January 1, 2009 and has not yet determined the effect of SFAS 160 on its Financial Statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur. SFAS No. 159 permits the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007 provided that the entity makes that choice in the first 120 days of that fiscal year, has not yet issued financial statements for any interim period of the fiscal year of adoption, and also elects to apply the provisions of SFAS No. 157, Fair Value Measurements. Prior to the acquisition by AUSA, the Company early adopted SFAS No. 159 as of the first quarter 2007, but did not elect the fair value option for any of its existing assets or liabilities and therefore, the adoption did not have an impact on the Company’s Financial Statements. However, AUSA has not elected early adoption, and therefore as a result of the acquisition by AUSA and the resulting new basis of accounting, the Company will adopt SFAS No. 159 on January 1, 2008 and it is not expected to have a material impact on the Company’s Financial Statements.
On January 1, 2007, the Company adopted Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Since the Company’s practice of accounting for deferred acquisition costs, in connection with modifications or exchanges, substantially meets the provisions prescribed within SOP 05-1, the adoption of SOP 05-1 did not have a material impact on the Company’s Financial Statements.
In September 2006, the FASB issued SFAS No. 157 Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 with early adoption permitted, provided the entity has not yet issued financial statements for the fiscal year, including any interim periods. The provisions of SFAS No. 157 are to be applied prospectively. Prior to the acquisition by AUSA, the Company had early adopted SFAS No. 157 as of the first quarter 2007, which did not have a material impact on the Company’s Financial Statements. However, AUSA has not elected early adoption, and therefore as a result of the acquisition by AUSA and the resulting new basis of accounting, the Company will adopt SFAS No. 157 on January 1, 2008 and it is not expected to have a material impact on the Company’s Financial Statements.
In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s Financial Statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company adopted FIN 48 in the first quarter of 2007. The adoption of FIN 48 did not have an impact on the Company’s Financial Statements. As a result of the Company’s election for federal income tax purposes of Internal Revenue Code Section 338, the predecessor is responsible for any FIN 48 obligation that existed prior to the Acquisition Date.
Note 3. Purchase Price Allocation and Goodwill — Preliminary
On December 28, 2007, the Company and its affiliate, MLLIC, were acquired by AUSA for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. The allocation of the purchase price to the entities is based on their relative fair value. Since the actual results between the period December 28, 2007 and December 31, 2007 were not material, the Company has utilized December 31, 2007 as the Acquisition Date.
In addition, on December 28, 2007, ML&Co. and AUSA entered into a transition services agreement whereby ML&Co. is to provide certain outsourced third-party services required for the normal operations of the business and other services necessary for the migration to AUSA’s infrastructure. These services may be provided for a period of up to two years.
The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair value as of the Acquisition Date. The Company anticipates further refinement of the estimated fair values during the year as additional information relative to the fair values as of the Acquisition Date become available. Based upon AUSA’s method of attributing the purchase price to the entities acquired, refinements to the estimated fair values may result in changes to the purchase price of each of the entities. In no case will the adjustments extend beyond one year from the Acquisition Date.
In connection with the purchase of the Company discussed in Note 1, ML&Co. has agreed to make an additional payment to AUSA for the cost, if any, of making an election to determine policy acquisition costs to be capitalized for tax purposes without regard to the Company’s general expenses for its tax year ended December 31, 2008. If such a payment is made, it is not expected to have a material impact on any of the push-down accounting adjustments.
The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values at December 28, 2007, and the resulting goodwill, are presented below.

	Successor
Total Purchase Price		$1,249,974
Purchase price allocated to MLLIC		1,119,136

Purchase price allocated to the Company		130,838

Net Assets acquired prior to purchase accounting adjustments	$93,234

Adjustments to reflect assets acquired at fair value:
Fixed maturity available-for-sale securities	(112)
Equity available-for-sale securities	7
Elimination of historical DAC	(22,052)
Elimination of historical DSI	(2,397)
VOBA	44,024
Value of distribution agreements acquired	5,920
Value of non-compete intangible acquired	1,380
Value of tradename intangible acquired	1,030
Federal income taxes — deferred	3,318
Other assets	(51)

Adjustments to reflect liabilities assumed at fair value:
Policyholder account balances	21
Future policy benefits	(366)
Net Fair Value of Assets Acquired and Liabilities Assumed		123,956

Goodwill Resulting from the Acquisition		$6,882

The entire amount of goodwill is expected to be deductible for income tax purposes.
Other Intangible Assets
VOBA reflects the estimated fair value of inforce contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts inforce at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
The value of the distribution agreement reflects the estimated fair value of the Company’s distribution agreement acquired at the Acquisition Date. The value of the distribution agreement is based on actuarially determined projections of future sales during the term of the agreement. The distribution intangible will be amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years.

The value of the tradename and the non-compete agreement reflects the estimated fair value of the tradename and the non-compete agreement at the Acquisition Date and will be amortized over the five year contractual agreement on a straight-line basis.
If actual experience under the distribution agreement, the tradename and the non-compete agreements differ from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.
For purposes of calculating the VOBA and other intangible assets relating to the Acquisition, management considered the Company’s weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 9% and 11% were used for VOBA for the life and annuity segments, respectively. A discount rate of 12% was used to value the distribution agreement, the tradename and the non-compete agreement intangible assets.
The fair values of VOBA and the distribution agreement, tradename, and the non-compete intangibles acquired at the Acquisition Date are as follows:

Successor
VOBA	$44,024
Value of distribution agreement acquired	5,920
Value of non-compete intangible acquired	1,380
Value of tradename intangible acquired	1,030

Total value of amortizable intangible assets acquired, excluding goodwill	$52,354

The estimated future amortization of VOBA and the distribution agreement, tradename, and the non-compete intangibles from 2008 to 2012 are as follows:

Successor
2008	$3,963
2009	$3,881
2010	$3,899
2011	$3,880
2012	$3,636
Note 4. Estimated Fair Value of Financial Instruments
Estimated Fair Value
As a result of the acquisition, all assets and liabilities acquired have been valued based on management’s best estimate of their fair value as of the Acquisition Date. See Note 2 for additional information regarding the determination of fair value.
Financial instruments are carried at fair value or amounts that approximate fair value. The carrying values of financial instruments at December 31, 2006 were:

Predecessor
2006
Assets:
Fixed maturity securities	$132,440
Equity securities	1,386
Policy loans on insurance contracts	72,779
Cash and cash equivalents	35,952
Separate accounts assets	970,012

Total assets	$1,212,569

Liabilities:
Policyholder account balances (1)	$152,840
Separate accounts liabilities	970,012

Total liabilities	$1,122,852

(1)	The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.
The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities at December 31 were:

Successor
2007
Estimated
Fair
Value (1)
Fixed maturity securities:
Corporate debt securities	$73,852
Mortgage-backed securities and other asset backed securities	13,701
U.S. Government and agencies	8,877
Foreign governments	3,801

Total fixed maturity securities	$100,231

Equity securities:
Preferred stocks	$1,126

(1)	In accordance with push-down accounting, cost /amortized cost were equal to estimated fair value at December 31, 2007.

	Predecessor
	2006
	Cost/	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Fixed maturity securities:
Corporate debt securities	$116,328	$630	$1,622	$115,336
Mortgage-backed securities and other asset backed securities	7,083	25	38	7,070
U.S. Government and agencies	6,217	105	4	6,318
Foreign governments	3,499	254	37	3,716

Total fixed maturity securities	$133,127	$1,014	$1,701	$132,440

Equity securities:
Preferred stocks	$1,382	$8	$4	$1,386

In accordance with push-down accounting implemented at December 28, 2007, there were no unrealized losses incurred at December 31, 2007. Estimated fair value and gross unrealized losses by length of time that certain fixed maturity securities have been in a continuous unrealized loss position at December 31, 2006 were:

	Predecessor
	2006
	Less than 12 months		More than 12 Months		Total
	Estimated		Estimated		Estimated
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturity securities:
Corporate debt securities	$11,126	$52	$73,477	$1,570	$84,603	$1,622
Mortgage-backed securities and other asset backed securities	156	—	2,115	38	2,271	38
Foreign governments	—	—	1,462	37	1,462	37
U.S. Government and agencies	1,194	4	—	—	1,194	4

Equity securities:
Preferred stocks	965	4	—	—	965	4

Total temporarily impaired securities	$13,441	$60	$77,054	$1,645	$90,495	$1,705

Unrealized losses incurred during 2006 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. The Company had the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.
There were no realized investment losses due to other-than-temporary declines in fair value of securities for the years ended December 31, 2007, 2006 and 2005.
The amortized cost and estimated fair value of fixed maturity securities at December 31 by expected maturity were:

Successor
2007
Estimated
Fair
Value (1)
Fixed maturity securities:
Due in one year or less	$35,520
Due after one year through five years	34,794
Due after five years through ten years	9,804
Due after ten years	6,412

86,530

Mortgage-backed securities and other asset backed securities	13,701

Total fixed maturity securities	$100,231

(1)	In accordance with push-down accounting, cost /amortized cost were equal to estimated fair value at December 31, 2007.

	Predecessor
	2006
		Estimated
	Amortized	Fair
	Cost	Value
Fixed maturity securities:
Due in one year or less	$32,843	$32,654
Due after one year through five years	71,574	70,434
Due after five years through ten years	14,235	14,324
Due after ten years	7,392	7,958

	126,044	125,370

Mortgage-backed securities and other asset backed securities	7,083	7,070

Total fixed maturity securities	$133,127	$132,440

In the preceding tables fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
The amortized cost and estimated fair value of fixed maturity securities at December 31 by rating agency equivalent were:

Successor
2007
Estimated
Fair
Value (1)
AAA	$27,043
AA	19,529
A	35,201
BBB	17,528
Below investment grade	930

Total fixed maturity securities	$100,231

Investment grade	99%
Below investment grade	1%

(1)	In accordance with push-down accounting, cost /amortized cost were equal to estimated fair value at December 31, 2007.

	Predecessor
	2006
		Estimated
	Amortized	Fair
	Cost	Value
AAA	$32,191	$32,209
AA	29,013	28,882
A	45,625	45,285
BBB	26,298	26,064
Below investment grade	—	—

Total fixed maturity securities	$133,127	$132,440

Investment grade	100%	100%
Below investment grade	0%	0%
At December 31, 2007 and 2006, the carrying value of fixed maturity securities rated BBB- were $3,063 and $4,875, respectively, which is the lowest investment grade rating given by Standard and Poor’s.
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.
The components of net unrealized gains (losses) included in accumulated other comprehensive loss, net of taxes, at December 31, 2006 were as follows:

Predecessor
2006
Assets:
Fixed maturity securities	$(687)
Equity securities	4

(683)

Liabilities:
Policyholder account balances	476
Federal income taxes — deferred	(406)

70

Stockholder equity:
Accumulated other comprehensive loss, net of taxes	$(753)

As of December 31, 2007, accumulated other comprehensive loss, net of taxes was zero as a result of push-down accounting at the Acquisition Date.
Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Proceeds	$12,210	$22,173	$36,283
Gross realized investment gains	1,268	89	2,114
Gross realized investment losses	127	160	315

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds on the sale of available-for-sale securities sold at a realized loss were $7,619, $11,552 and $17,299 for the years ended December 31, 2007, 2006 and 2005, respectively.
During 2007, 2006 and 2005 the Company incurred realized investment losses in order to further diversify and match the duration of its invested assets to corresponding policyholder liabilities.
The Company had investment securities with a carrying value of $852 and $855 that were deposited with insurance regulatory authorities at December 31, 2007 and 2006, respectively.
Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.
Net investment income (loss) by source for the years ended December 31 was as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Fixed maturity securities	$5,727	$6,930	$7,411
Policy loans on insurance contracts	3,385	3,560	3,679
Cash and cash equivalents	2,300	1,397	480
Equity securities	71	53	17
Other	12	(20)	—

Gross investment income	11,495	11,920	11,587
Less investment expenses	(249)	(397)	(312)

Net investment income	$11,246	$11,523	$11,275

Net realized investment gains (losses), for the years ended December 31 were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Fixed maturity securities	$1,141	$(71)	$1,799

Note 5. DAC and DSI
The components of amortization of DAC for the years ended December 31 were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Normal amortization related to variable life and annuity insurance products	$4,009	$4,180	$3,820
Unlocking related to variable life insurance products	(1,340)	(267)	(157)
Unlocking related to variable annuity insurance products	(485)	(644)	3,342

Total amortization of DAC	$2,184	$3,269	$7,005

During 2007, the Company revised its mortality assumptions and historical claims relating to its variable life insurance products which were favorable as compared to expectations. In addition, the Company updated its DAC model to reflect actual market returns for its variable annuity products, which were favorable as compared to expectations, consistent with the application of the reversion to the mean approach.
During 2006, the Company updated its DAC model to reflect actual market returns, which were favorable as compared to expectations, for its variable annuity products resulting in favorable unlocking. This is consistent with the application of the reversion to the mean approach.

During 2005, the Company lowered its future gross profit assumptions on certain variable life insurance and annuity products in connection to historical surrender experience and reinsurance assumptions.
DSI
During 2005, the Company introduced a variable annuity product in which certain contracts contain sales inducements. The components of deferred sales inducements for the years ended December 31 were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Amortization	$(182)	$(35)	$28
Unlocking	25	(28)	—

Total amortization of DSI	$(157)	$(63)	$28

As previously discussed in Note 2, as of December 31, 2007, the DAC and DSI balances were zero as a result of push-down accounting at the Acquisition Date.
Note 6. Variable Contracts Containing Guaranteed Benefits
Variable Annuity Contracts Containing Guaranteed Benefits
The Company issues variable annuity contracts in which the Company may contractually guarantee to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company include a guaranteed minimum income benefit (“GMIB”) and a guaranteed minimum withdrawal benefit (“GMWB”). Information regarding the general characteristics of each guaranteed benefit type is provided below:
•	In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•	In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years that must elapse before the GMIB provision can be exercised.

•	Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments, regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal. The Company began offering the GMWB benefit provision in the first quarter 2006.
The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	Successor			Predecessor
	2007			2006
	GMDB	GMIB	GMWB	GMDB	GMIB	GMWB

Net amount at risk (1)	$23,456	$1,090	$24	$27,959	$84	$—

Average attained age of contract owners	68	61	72	68	60	72

Weighted average period remaining until expected annuitization	n/a	7.0 yrs	n/a	n/a	7.9 yrs	n/a

(1)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the balance sheet date.
Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the balance sheet date.

Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners’ account balance at the balance sheet date.
The Company records liabilities for contracts containing GMDB and GMIB provisions as a component of future policy benefits in the Balance Sheets. Changes in these guaranteed benefit liabilities are included as a component of policy benefits in the Statement of Earnings. The GMDB and GMIB liabilities are calculated in accordance with SOP 03-1 and are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and surrender assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.
The variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance at January 1, 2006 (Predecessor)	$3,083	$76

Guaranteed benefits incurred	1,277	(192)
Guaranteed benefits paid	(855)	—
Unlocking	(669)	163

Balance at December 31, 2006 (Predecessor)	2,836	47

Guaranteed benefits incurred	1,139	34
Guaranteed benefits paid	(323)	—
Unlocking	(1,191)	20
Push-down accounting adjustment (see Note 3)	(240)	(101)

Balance at December 31, 2007 (Successor)	$2,221	$—

During 2007 and 2006, the Company updated its market return assumptions resulting in favorable unlocking for GMDB liabilities.
The Company also records liabilities, which can be either positive or negative, for contracts containing GMWB provisions and for the reinsurance of GMIB provisions (“GMIB reinsurance”) for variable annuities based on the fair value of the underlying benefit. These liabilities are recorded as a component of future policy benefits in the Balance Sheets, with changes in the fair value recognized as a component of policy benefits in the Statement of Earnings. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“FAS 133”), the GMWB provision is treated as an embedded derivative and is required to be reported separately from the host variable annuity contract. The fair value of the GMWB obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of market return scenarios and other best estimate assumptions. The GMIB reinsurance liability is considered a fair value item and is also valued in accordance with FAS 133. In general, the GMIB reinsurance liability represents the present value of future reinsurance deposits net of reinsurance recoverables less a provision for required profit.
The variable annuity GMWB and GMIB reinsurance liabilities (assets) for the years ended December 31 were as follows:

		GMIB
	GMWB	Reinsurance
Balance at December 31, 2006 (Predecessor)	$—	$318

Changes in fair value	(339)	55
Push-down accounting adjustment (see Note 3)	934	(768)

Balance at December 31, 2007 (Successor)	$595	$(395)

At December 31, contract owners’ account balances by mutual fund class for contracts containing guaranteed benefit provisions were distributed as follows:

	Successor
	2007
				Money
	Equity	Bond	Balanced	Market	Other	Total
GMDB only	$291,825	84,448	55,742	19,498	255	$451,768
GMDB and GMIB	116,853	26,682	28,442	3,318	1,586	176,881
GMWB only	14,247	3,182	3,437	184	497	21,547
GMDB and GMWB	12,903	2,690	3,993	17	341	19,944
GMIB only	6,212	995	1,086	—	151	8,444
No guaranteed benefit	3,078	462	470	191	101	4,302

Total	$445,118	118,459	93,170	23,208	2,931	$682,886

	Predecessor
	2006
				Money
	Equity	Bond	Balanced	Market	Other	Total
GMDB only	$343,921	100,346	56,066	19,417	253	$520,003
GMDB and GMIB	110,333	24,795	21,938	3,179	1,287	161,532
GMDB and GMWB	7,083	1,771	2,469	16	298	11,637
GMWB only	7,233	1,903	1,713	57	370	11,276
GMIB only	4,750	809	534	—	106	6,199
No guaranteed benefit	2,271	372	366	—	89	3,098

Total	$475,591	129,996	83,086	22,669	2,403	$713,745

Variable Life Contracts Containing Guaranteed Benefits
The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.
The Company records liabilities for contracts containing GMDB provisions as a component of future policy benefits. Changes in the GMDB liabilities are included as a component of policy benefits in the Statements of Earnings. The variable life GMDB liability is set as a percentage of asset-based fees and cost of insurance charges deducted from contracts that include a GMDB provision. The percentage is established based on the Company’s estimate of the likelihood of future GMDB claims.
The variable life GMDB liabilities for the years ended December 31 were as follows:

GMDB
Balance at January 1, 2006 (Predecessor)	$205

Guaranteed benefits incurred	14
Guaranteed benefits paid	—

Balance at December 31, 2006 (Predecessor)	219

Guaranteed benefits incurred	13
Guaranteed benefits paid	—
Push-down accounting adjustment (see Note 3)	(232)

Balance at December 31, 2007 (Successor)	$—

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	Successor	Predecessor
	2007	2006
Balanced	$105,742	$108,938
Equity	78,332	82,920
Bond	29,471	32,903
Money Market	29,397	31,506

Total	$242,942	$256,267

Note 7. Federal Income Taxes
The following is a reconciliation of the provision for income taxes based on earnings before Federal income taxes, computed using the Federal statutory tax rate, versus the reported provision for income taxes for the years ended December 31:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Provisions for income taxes computed at Federal statutory rate	$5,411	$3,847	$2,533
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(407)	(360)	(772)
Foreign tax credit	(156)	(61)	10

Federal income provision	$4,848	$3,426	$1,771

Effective tax rate	31%	31%	24%
The Federal statutory rate for each of the three years ended December 31 was 35%.
The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Policyholder account balances	$397	$(740)	$(316)
Investment adjustments	357	27	693
DSI	195	434	210
DAC	113	49	(1,401)

Deferred Federal income tax provision (benefit)	$1,062	$(230)	$(814)

Deferred tax assets and liabilities at December 31 were as follows:

	Successor	Predecessor
	2007	2006 (1)
Deferred tax assets:
DAC	$15,502	$—
Policyholder account balances	3,286	3,807
Investment adjustments	—	745
Net unrealized investment loss on investment securities	—	406

Total deferred tax assets	18,788	4,958

Deferred tax liabilities:
VOBA	18,788	—
DAC	—	6,403
DSI	—	644

Total deferred tax liabilities	18,788	7,047

Net deferred tax liability	$—	$(2,089)

(1)	At December 28, 2007, all deferred tax assets and liabilities associated with the predecessor were adjusted to zero due to the Section 338 tax election made by AUSA. The Section 338 election caused the predecessor to treat the acquisition as a sale of its assets for Federal tax purposes which reversed all of the predecessor’s temporary differences.
The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. The Company has analyzed all material tax positions under the provisions of FASB Interpretation No. 48, and has determined that there are no tax benefits that should not be recognized as of December 31, 2006 or as of December 31, 2007. There are no unrecognized tax benefits that would affect the effective tax rate. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has recognized no such interest and penalties in its financial statements for the years ended December 31, 2007 and 2006.
The Company files a return in the U.S. Federal tax jurisdiction, and various state tax jurisdictions. As a result of the Company’s election for Federal income tax purposes of Internal Revenue Code Section 338, the predecessor is responsible for any FIN 48 obligations that existed prior to the Acquisition Date.
The Company will file a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. The Company has no valuation allowance related to its deferred tax assets as of December 31, 2007, and no change in valuation allowance since December 31, 2006. Management believes it is more likely than not that the Company or the affiliated consolidated group will generate sufficient taxable income in the appropriate carryforward periods to realize the benefit of its deferred tax assets.

Note 8. Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on single life policies and joint life policies.
Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. As of December 31, 2007, the Company held collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $285 that can be drawn upon for delinquent reinsurance recoverables.
As of December 31, 2007, the Company had the following life insurance inforce:

Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed to
	amount	companies	companies	amount	net
Life insurance inforce	$561,597	$69,382	$1,529	$493,744	0.3%
In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2007, 60% and 7% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.
Note 9. Related Party Transactions
Prior to December 28, 2007, the Company had the following affiliated agreements in effect:
The Company and MLIG were parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG, in relation to this service agreement, were reimbursed by the Company on an allocated cost basis. Charges allocated to the Company by MLIG pursuant to the agreement were $3,369, $3,842 and $3,954 for 2007, 2006 and 2005, respectively. Charges attributable to this agreement were included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company was allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest incurred was $74, $179 and $67 for 2007, 2006 and 2005, respectively. Intercompany interest is included in net investment income.
The Company had a general agency agreement with Merrill Lynch Life Agency Inc. (“MLLA”) whereby registered representatives of MLPF&S, who are the Company’s licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA was paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $2,295, $2,986 and $2,042 for 2007, 2006 and 2005, respectively. Certain commissions were capitalized as DAC and were being amortized in accordance with the accounting policy discussed in Note 2. Charges attributable to this agreement were included in insurance expenses and taxes, net of amounts capitalized.
MLIG had entered into an agreement with Roszel Advisors, LLC (“Roszel”), a subsidiary of MLIG, with respect to administrative services for the MLIG Variable Insurance Trust (“the Trust”). Certain Separate Accounts of the Company may invest in the various mutual fund portfolios of the Trust in connection with variable annuity contracts the Company has inforce. Under this agreement, Roszel pays MLIG an amount equal to a percentage of the assets invested in the Trust through the Separate Accounts. Revenue attributable to this agreement are included in policy charge revenue. The Company received from MLIG its allocable share of such compensation in the amount of $197, $198 and $205 during 2007, 2006 and 2005, respectively.
Effective September 30, 2006, ML&Co. transferred the Merrill Lynch Investment Managers, L.P. (“MLIM”) investment management business to BlackRock, Inc. (“BlackRock”) in exchange for approximately half of the economic interest in the combined firm, including a 45% voting interest. Under this agreement, all previous investment management services performed by MLIM were merged into BlackRock.

Prior to September 30, 2006, the Company and MLIM were parties to a service agreement whereby MLIM agreed to provide certain invested asset management services to the Company. The Company paid a fee to MLIM, for these services through the MLIG service agreement. Charges paid to MLIM through the first three quarters of 2006 and allocated to the Company by MLIG were $96. Charges for 2005 were $155.
Subsequent to December 28, 2007, the Company had the following affiliated agreements in effect:
The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During the three day period from December 29, 2007 to December 31, 2007, no expenses were incurred under this agreement.
AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During the three day period from December 29, 2007 to December 31, 2007, no expenses were incurred under this agreement.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. During the three day period from December 29, 2007 to December 31, 2007, no expenses were incurred under this agreement.
While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.
Note 10. Stockholder’s Equity and Statutory Regulations
During 2007, the Company paid ordinary cash dividends of $5,453 to its former parent, MLIG. During 2006, the Company paid ordinary cash dividends of $4,111 to MLIG. During 2005, the Company did not pay a dividend.
Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, policyholder liabilities are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis. In addition, purchase accounting adjustments such as VOBA, goodwill, and other intangibles are not recognized on a statutory basis.
The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department. The State of New York has adopted the National Association of Insurance Commissioners (“NAIC”) statutory accounting practices as a component of prescribed or permitted practices by the State of New York.
Statutory capital and surplus at December 31, 2007 and 2006, was $76,871 and $56,734, respectively. At December 31, 2007 and 2006, approximately $7,467 and $5,453, respectively, of stockholder’s equity was available for dividend distribution that does not require approval from the New York insurance department.
The Company’s statutory net income for 2007, 2006, and 2005 was $19,969, $17,427 and $10,662, respectively.
The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. As of December 31, 2007, and 2006, based on the RBC formula, the Company’s total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.
Note 11. Commitments and Contingencies
State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). Based upon the public information available at this time, management believes the Company has no material financial obligations to state guaranty associations.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.
Note 12. Segment Information
In reporting to management, the Company’s operating results are categorized into two business segments: Annuities and Life Insurance. The Company’s Annuity segment consists of variable annuity and interest-sensitive annuity contracts. The Company’s Life Insurance segment consists of variable life insurance and interest-sensitive life insurance contracts. The Company currently does not manufacture, market, or issue life insurance contracts. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the contract level and accumulated at the business segment level for review by management. The “Other” category, presented in the following segment financial information, represents net revenues and earnings on invested assets that do not support life or annuity policyholder liabilities. Effective December 28, 2007, management no longer considers “Other” a category for segment reporting purposes. It is impracticable to restate the prior period segment information as well as disclosing the information under both the old basis and the new basis of reporting. Therefore, the predecessor information is shown under the old basis, three segments — Annuities, Life Insurance and Other, while the successor information is shown under the new basis, two segments — Annuities and Life Insurance.
The following tables summarize each business segment’s contribution to consolidated earnings for the years ended December 31.

	Predecessor
	2007
		Life
	Annuities	Insurance	Other	Total
Policy charge revenue	$13,592	$7,190	$—	$20,782
Net interest spread (1)	1,379	62	2,162	3,603
Net realized investment gains (losses)	1,159	—	(18)	1,141

Net Revenues	16,130	7,252	2,144	25,526

Policy benefits	(124)	2,193	—	2,069
Reinsurance premiums ceded	485	1,387	—	1,872
Amortization of DAC	2,044	140	—	2,184
Insurance expenses and taxes	3,248	694	—	3,942

Net Benefits and Expenses	5,653	4,414	—	10,067

Earnings before federal income taxes	10,477	2,838	2,144	15,459

Federal income tax expense	3,199	898	751	4,848

Net Earnings	$7,278	$1,940	$1,393	$10,611

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

	Predecessor
	2006
		Life
	Annuities	Insurance	Other	Total
Policy charge revenue	$12,188	$7,389	$—	$19,577
Net interest spread (1)	1,492	815	1,393	3,700
Net realized investment gains (losses)	(67)	—	(4)	(71)

Net Revenues	13,613	8,204	1,389	23,206

Policy benefits	961	1,647	—	2,608
Reinsurance premiums ceded	483	1,432	—	1,915
Amortization of DAC	2,005	1,264	—	3,269
Insurance expenses and taxes	3,256	1,168	—	4,424

Net Benefits and Expenses	6,705	5,511	—	12,216

Earnings before federal income taxes	6,908	2,693	1,389	10,990

Federal income tax expense	2,139	801	486	3,426

Net Earnings	$4,769	$1,892	$903	$7,564

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

	Predecessor
	2005
		Life
	Annuities	Insurance	Other	Total
Policy charge revenue	$11,085	$7,346	$—	$18,431
Net interest spread (1)	1,055	1,045	959	3,059
Net realized investment gains	1,799	—	—	1,799

Net Revenues	13,939	8,391	959	23,289

Policy benefits	1,136	1,365	—	2,501
Reinsurance premiums ceded	406	1,439	—	1,845
Amortization of DAC	5,529	1,476	—	7,005
Insurance expenses and taxes	3,388	1,311	—	4,699

Net Benefits and Expenses	10,459	5,591	—	16,050

Earnings before federal income taxes	3,480	2,800	959	7,239

Federal income tax expense	736	700	335	1,771

Net Earnings	$2,744	$2,100	$624	$5,468

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

The following tables represent select balance sheet information for the years ended December 31.

	Successor
	2007
		Life
	Annuities	Insurance	Total
Total assets	$857,543	$368,276	$1,225,819
Total policyholder liabilities and accruals	87,180	80,984	168,164

	Predecessor
	2006
		Life
	Annuities	Insurance	Other	Total
Total assets	$843,748	$359,284	$45,511	$1,248,543
Total policyholder liabilities and accruals	95,974	87,693	—	183,667
The following table summarizes the Company’s total revenues by contract type for the years ended December 31:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Annuities:
Variable annuities	$14,032	$12,834	$11,658
Interest-sensitive annuities	2,098	779	2,281

Total Annuities	16,130	13,613	13,939

Life Insurance:
Variable life	7,176	8,147	8,346
Interest-sensitive whole life	76	57	45

Total Life Insurance	7,252	8,204	8,391

Other	2,144	1,389	959

Net Revenues (1)	$25,526	$23,206	$23,289

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating Net Revenues.
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